JANUARY 31, 1998 AS SUPPLEMENTED ON MAY 15, 1998


EQUITY FUNDS
CLASS A AND CLASS B SHARES


Balanced Fund                       Small Cap Growth Fund
Real Estate Securities Fund         Small Cap Value Fund
Equity Income Fund                  Micro Cap Value Fund
Equity Index Fund                   International Index Fund
Large Cap Value Fund                International Fund
Large Cap Growth Fund               Health Sciences Fund
Mid Cap Value Fund                  Technology Fund
Regional Equity Fund



FIRST AMERICAN INVESTMENT FUNDS, INC.
          PROSPECTUS




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

TABLE OF CONTENTS



Summary                                    2
 .............................................
Fees and Expenses                          6
 .............................................
Financial Highlights                      11
 .............................................
The Funds                                 22
 .............................................
Investment Objectives and Policies        22
 .............................................
Management                                37
 .............................................
Distributor                               42
 .............................................
Investing in the Funds                    43
 .............................................
Redeeming Shares                          50
 .............................................
Determining the Price of Shares           52
 .............................................
Federal Income Taxes                      53
 .............................................
Fund Shares                               54
 .............................................
Calculation of Performance Data           55
 .............................................
Performance Information for Successors to
Common Trust Funds                        56
 .............................................
Special Investment Methods                56
 .............................................
Information Concerning Compensation
Paid to U.S. Bank National Association
and Other Affiliates                      65
 .............................................

    FIRST AMERICAN INVESTMENT FUNDS, INC.

    CLASS A AND CLASS B SHARES PROSPECTUS


    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A and Class B Shares of the following funds (the "Funds"):


     * BALANCED FUND

     * REAL ESTATE SECURITIES FUND

     * EQUITY INCOME FUND

     * EQUITY INDEX FUND


     * LARGE CAP VALUE FUND

     * LARGE CAP GROWTH FUND

     * MID CAP VALUE FUND


     * REGIONAL EQUITY FUND


     * SMALL CAP GROWTH FUND


     * SMALL CAP VALUE FUND

     * MICRO CAP VALUE FUND

     * INTERNATIONAL INDEX FUND

     * INTERNATIONAL FUND

     * HEALTH SCIENCES FUND

     * TECHNOLOGY FUND


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.


    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

 SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A and Class B Shares of the following funds (the "Funds"):



    BALANCED FUND has an objective of maximizing total return (capital appreciation plus income). The Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities, with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the value of the convertible securities attributable to their fixed income characteristics) and between 0% and 25% money market instruments.



    REAL ESTATE SECURITIES FUND has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies. Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"), with an expected emphasis on equity REITs.




    EQUITY INCOME FUND has an objective of long-term growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of issuers believed by the Fund's advisor to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.


    EQUITY INDEX FUND has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Fund's advisor believes that its objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.


    LARGE CAP VALUE FUND (formerly known as Stock Fund) has a primary objective of capital appreciation and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.


    LARGE CAP GROWTH FUND (formerly known as Diversified Growth Fund) has a primary objective of long-term growth of capital and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies that have a market capitalization of at least $1 billion at the time of purchase that, in the Fund's advisor's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.


    MID CAP VALUE FUND (formerly known as Special Equity Fund) has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies (those with market capitalizations from $1 billion to $5 billion at the time of purchase). The Fund's policy is to invest in equity securities which the Fund's advisor believes offer the potential for greater than average capital appreciation. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

    REGIONAL EQUITY FUND has an objective of capital appreciation. The Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. The Fund invests in the securities of rapidly growing companies within this size category and geographic area. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.


    SMALL CAP GROWTH FUND (formerly known as Emerging Growth Fund) has an objective of growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) that exhibit, in the Fund's advisor's opinion, outstanding potential for superior growth. Companies that participate in sectors that are identified by the advisor as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings.




    SMALL CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase). In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.


    MICRO CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies (those with market capitalizations of less than $500 million at the time of purchase). In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.


    INTERNATIONAL INDEX FUND has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The Fund's advisor believes that its objective can be best achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund.



    INTERNATIONAL FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.



    HEALTH SCIENCES FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's advisor considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine.


    TECHNOLOGY FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

    INVESTMENT ADVISOR AND SUB-ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds through its First American Asset Management group. Marvin & Palmer Associates, Inc. (the "Sub-Advisor") serves as sub-advisor to International Fund. See "Management."



    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."


    OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 4.50%. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00% except in the case of Equity Index Fund and International Index Fund. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Alternative Sales Charge Options."


    Class B Shares of the Funds are sold at net asset value without an initial sales charge. Class B Shares of each Fund are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Funds -- Alternative Sales Charge Options."

    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."


    EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."


    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent or by an authorized financial institution, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."


    RISKS TO CONSIDER. Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities.


    Because each of the Funds other than Equity Index Fund and International Index Fund is actively managed to a greater or lesser degree, their performance will reflect in part the ability of the Advisor or Sub-Advisor to select securities which are suited to achieving their investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.


    In addition, (i) certain of the Funds are subject to risks associated with investing in small-capitalization companies; (ii) Micro Cap Value Fund is subject to risks associated with investing in very small-capitalization companies;
    (iii) Regional Equity Fund is subject to risks associated with concentrating its investments in a single geographic region; (iv) Real Estate Securities Fund, Health Sciences Fund and Technology Fund are subject to risks associated with concentrating their investments in a single or related economic sectors; (v) Real Estate Securities Fund is subject to risks associated with direct investments in REITs; (vi) International Index Fund and International Fund are subject to risks associated with investing in foreign securities and to currency risk;
    (vii) Equity Income Fund may invest a significant portion of its assets in less than investment grade convertible debt obligations; (viii) certain Funds other than International Index Fund and International Fund may invest specified portions of their assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depositary Receipts or, in the case of Balanced Fund, are debt obligations of foreign issuers denominated in United States dollars; and
    (ix) certain Funds may invest (but not for speculative purposes) in stock index futures contracts, options on stock indices, options on stock index futures, index participation contracts based on the S&P 500 or the EAFE Index, and/or exchange traded put and call options on interest rate futures contracts and on interest rates indices. See "Investment Objectives and Policies" and "Special Investment Methods."



    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES

    CLASS A SHARE FEES AND EXPENSES


                                                        REAL ESTATE     EQUITY      EQUITY    LARGE CAP   LARGE CAP
                                                BALANCED SECURITIES     INCOME       INDEX        VALUE      GROWTH
                                                    FUND       FUND       FUND        FUND         FUND        FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases (as
a percentage of offering price)(1)                 4.50%       4.50%       4.50%       4.50%       4.50%       4.50%
Maximum sales load imposed on
reinvested dividends                               None        None        None        None        None        None
Deferred sales load                                None        None        None        None        None        None
Redemption fees                                    None        None        None        None        None        None
Exchange fees                                      None        None        None        None        None        None
                                                                                                               ----
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment advisory fee (after voluntary fee
waivers)(2)                                        0.62%       0.45%       0.53%       0.17%       0.61%       0.61%
Rule 12b-1 fees                                    0.25%(3)    0.25%(3)    0.25%(3)    0.25%(3)    0.25%(3)    0.25%(3)
Other expenses                                     0.18%       0.35%       0.22%       0.18%       0.19%       0.19%
Total fund operating expenses
(after voluntary fee waivers)(2)                   1.05%       1.05%       1.00%       0.60%       1.05%       1.05%
                                                                                                               ----
EXAMPLE(4)
You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all Funds; (ii) a 5% annual return; and
(iii) redemption at the end of each time period:

 1 year                                            $ 55        $ 55        $ 55        $ 51        $ 55        $ 55
 3 years                                           $ 77        $ 77        $ 75        $ 63        $ 77        $ 77
 5 years                                           $100        $100        $ 98        $ 77        $100        $100
10 years                                           $167        $167        $162        $117        $167        $167




 + THE ADVISORY FEES, OTHER EXPENSES AND TOTAL FUND OPERATING EXPENSES SET FORTH ABOVE REFLECT ESTIMATES OF CURRENT EXPENSES.
(1) THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. PURCHASES OF $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE, BUT THE DISTRIBUTOR AND CERTAIN SECURITIES FIRMS, FINANCIAL INSTITUTIONS (INCLUDING, WITHOUT LIMITATION, BANKS) AND OTHER INDUSTRY PROFESSIONALS MAY RECEIVE A COMMISSION OF UP TO 1.00% ON SUCH SALES. IN ADDITION, A CONTINGENT DEFERRED SALES CHARGE OF UP TO 1.00% MAY BE IMPOSED ON SUCH PURCHASES IN THE EVENT OF REDEMPTION WITHIN 24 MONTHS FOLLOWING THE DATE OF THE APPLICABLE PURCHASE EXCEPT IN THE CASE OF EQUITY INDEX FUND AND INTERNATIONAL INDEX FUND. SEE "INVESTING IN THE FUNDS -- ALTERNATIVE SALES CHARGE OPTIONS."
(2) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. NOTWITHSTANDING THE FOREGOING, THE ADVISOR WILL MAINTAIN SUCH WAIVERS OF LARGE CAP VALUE FUND, EQUITY INDEX FUND, SMALL CAP VALUE FUND AND INTERNATIONAL INDEX FUND IN EFFECT THROUGH SEPTEMBER 30, 1998. IN ADDITION, THE ADVISOR WILL MAINTAIN SUCH WAIVERS FOR THE APPLICABLE FUNDS AT LEAST THROUGH JULY 31, 2000 SO THAT THE TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.34% FOR BALANCED FUND, 1.34% FOR LARGE CAP VALUE FUND, 1.26% FOR LARGE CAP GROWTH FUND, 1.34% FOR SMALL CAP GROWTH FUND, AND 1.72% FOR INTERNATIONAL FUND. FOR MID CAP VALUE FUND, THE ADVISOR HAS AGREED TO WAIVE ADVISORY FEES ON A VOLUNTARY BASIS TO THE EXTENT NECESSARY TO KEEP TOTAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR FROM EXCEEDING 1.15%. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70% FOR EACH FUND EXCEPT INTERNATIONAL FUND, AS TO WHICH THEY WOULD BE 1.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.13% FOR BALANCED FUND, 1.30% FOR REAL ESTATE

      MID CAP            REGIONAL           SMALL CAP           SMALL CAP           MICRO CAP       INTERNATIONAL
        VALUE              EQUITY              GROWTH               VALUE               VALUE               INDEX
         FUND                FUND                FUND                FUND                FUND                FUND

         4.50%               4.50%               4.50%               4.50%               4.50%               4.50%

         None                None                None                None                None                None
         None                None                None                None                None                None
         None                None                None                None                None                None
         None                None                None                None                None                None


         0.70%               0.70%               0.69%               0.70%+              0.53%               0.46%+
         0.25%(3)            0.25%(3)            0.25%(3)            0.25%(3)            0.25%(3)            0.25%(3)
         0.19%               0.20%               0.21%               0.20%+              0.37%               0.29%+

         1.14%               1.15%               1.15%               1.15%+              1.15%               1.00%+


$          56       $          56       $          56       $          56       $          56       $          55
$          80       $          80       $          80       $          80       $          80       $          75
$         105       $         105       $         105       $         105       $         105       $          98
$         177       $         178       $         178       $         178       $         178       $         162


[WIDE TABLE CONTINUED FROM ABOVE]

                              HEALTH
   INTERNATIONAL            SCIENCES          TECHNOLOGY
            FUND                FUND                FUND

            4.50%               4.50%               4.50%

            None                None                None
            None                None                None
            None                None                None
            None                None                None


            1.08%               0.56%               0.68%
            0.25%(3)            0.25%(3)            0.25%(3)
            0.27%               0.34%               0.22%

            1.60%               1.15%               1.15%


   $          61       $          56       $          56
   $          93       $          80       $          80
   $         128       $         105       $         105
   $         226       $         178       $         178



  SECURITIES FUND, 1.17% FOR EQUITY INCOME FUND, 1.13% FOR EQUITY INDEX FUND, 1.14% FOR LARGE CAP VALUE FUND, 1.14% FOR LARGE CAP GROWTH FUND, 1.15% FOR MID CAP VALUE FUND, 1.15% FOR REGIONAL EQUITY FUND, 1.16% FOR SMALL CAP GROWTH FUND, 1.15% FOR SMALL CAP VALUE FUND, 1.32% FOR MICRO CAP VALUE FUND, 1.24% FOR INTERNATIONAL INDEX FUND, 1.77% FOR INTERNATIONAL FUND, 1.29% FOR HEALTH SCIENCES FUND AND 1.17% FOR TECHNOLOGY FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE AND, FOR SMALL CAP VALUE FUND AND INTERNATIONAL INDEX FUND, IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(3) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND NONE AS A DISTRIBUTION FEE.

(4) ABSENT THE FEE WAIVERS REFERRED TO IN (2) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: BALANCED FUND $56, $79, $104 AND $176; REAL ESTATE SECURITIES FUND, $58, $84, $113 AND $195; EQUITY INCOME FUND, $56, $80, $106 AND $181; EQUITY INDEX FUND, $56, $79, $104 AND $176; LARGE CAP VALUE FUND, $56, $80, $105 AND $177; LARGE CAP GROWTH FUND, $56, $80, $105 AND $177; MID CAP VALUE FUND, $56, $80, $105 AND $177;
    REGIONAL EQUITY FUND, $56, $80, $105 AND $177; SMALL CAP GROWTH FUND, $56, $80, $106 AND $180; SMALL CAP VALUE FUND, $56, $80, $105 AND $178; MICRO CAP VALUE FUND, $58, $85, $114 AND $197; INTERNATIONAL INDEX FUND, $57, $83, $110 AND $188; INTERNATIONAL FUND, $62, $98, $137 AND $244; HEALTH SCIENCES FUND, $58, $84, $113 AND $194; AND TECHNOLOGY FUND, $56, $80, $106 AND $181.

    CLASS B SHARE FEES AND EXPENSES






                                                       REAL ESTATE        EQUITY      EQUITY    LARGE CAP    LARGE CAP
                                            BALANCED    SECURITIES        INCOME       INDEX        VALUE       GROWTH
                                                FUND          FUND          FUND        FUND         FUND         FUND
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales load imposed on purchases
(as a percentage of offering price)             None          None          None        None         None         None
Maximum sales load imposed on
reinvested dividends                            None          None          None        None         None         None
Maximum contingent deferred sales charge
(as a percentage of original purchase
price or redemption proceeds, as
applicable)                                     5.00%         5.00%         5.00%       5.00%        5.00%        5.00%
Redemption fees                                 None          None          None        None         None         None
Exchange fees                                   None          None          None        None         None         None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Investment advisory fees (after voluntary
fee waivers)(1)                                  0.62%        0.45%        0.53%        0.17%        0.61%        0.61%
Rule 12b-1 fees                                  1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
Other expenses                                   0.18%        0.35%        0.22%        0.18%        0.19%        0.19%
Total fund operating expenses
(after voluntary fee waivers)(3)                 1.80%        1.80%        1.75%        1.35%        1.80%        1.80%


EXAMPLE:
ASSUMING REDEMPTION(3)
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return; (ii) redemption at the end of each time period; and (iii) payment of the maximum applicable contingent deferred sales charge of 5% in year 1, 4% in year 3, 2% in year 5, and automatic conversion to Class A Shares at the end of year 8:
 1 year                                          $ 68         $ 68         $ 68         $ 64         $ 68         $ 68
 3 years                                         $ 97         $ 97         $ 95         $ 83         $ 97         $ 97
 5 years                                         $117         $117         $115         $ 94         $117         $117
10 years                                         $192         $192         $186         $142         $192         $192
ASSUMING NO REDEMPTION(4)
You would pay the following expenses on the same investment, assuming no redemption:
 1 year                                          $ 18         $ 18         $ 18         $ 14         $ 18         $ 18
 3 years                                         $ 57         $ 57         $ 55         $ 43         $ 57         $ 57
 5 years                                         $ 97         $ 97         $ 95         $ 74         $ 97         $ 97
10 years                                         $192         $192         $186         $142         $192         $192





 + THE ADVISORY FEES, OTHER EXPENSES AND TOTAL FUND OPERATING EXPENSES SET FORTH ABOVE REFLECT ESTIMATES OF CURRENT EXPENSES.

(1) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. FOR MID CAP VALUE FUND, THE ADVISOR HAS AGREED TO WAIVE ADVISORY FEES ON A VOLUNTARY BASIS TO THE EXTENT NECESSARY TO KEEP TOTAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR FROM EXCEEDING 1.90%. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70% FOR EACH FUND EXCEPT INTERNATIONAL FUND, AS TO WHICH THEY WOULD BE 1.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.88% FOR BALANCED FUND, 2.00% FOR REAL ESTATE SECURITIES FUND, 1.92% FOR EQUITY INCOME FUND, 1.88% FOR EQUITY INDEX FUND, 1.89% FOR LARGE CAP VALUE FUND, 1.89% FOR LARGE CAP GROWTH FUND, 1.90% FOR MID CAP VALUE FUND, 1.90% FOR REGIONAL EQUITY FUND, 1.91% FOR SMALL CAP GROWTH FUND, 1.90% FOR SMALL CAP VALUE FUND, 2.07% FOR MICRO CAP VALUE FUND, 1.99% FOR INTERNATIONAL INDEX FUND, 2.52% FOR INTERNATIONAL FUND, 2.04% FOR HEALTH SCIENCES FUND AND 1.92% FOR TECHNOLOGY FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE AND, FOR SMALL CAP VALUE FUND AND INTERNATIONAL INDEX FUND, IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

                                                                     INTER-
    MID CAP     REGIONAL    SMALL CAP    SMALL CAP    MICRO CAP    NATIONAL        INTER-       HEALTH
      VALUE       EQUITY       GROWTH        VALUE        VALUE       INDEX      NATIONAL     SCIENCES   TECHNOLOGY
       FUND         FUND         FUND         FUND         FUND        FUND          FUND         FUND         FUND
       None         None         None         None         None         None         None         None         None
       None         None         None         None         None         None         None         None         None
       5.00%        5.00%        5.00%        5.00%        5.00%        5.00%        5.00%        5.00%        5.00%
       None         None         None         None         None         None         None         None         None
       None         None         None         None         None         None         None         None         None

       0.70%        0.70%        0.69%        0.70%+       0.53%        0.46%+       1.08%        0.56%        0.68%
       1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)     1.00%(2)
       0.20%        0.20%        0.21%        0.20%+       0.37%        0.29%+       0.27%        0.34%        0.22%
       1.90%        1.90%        1.90%        1.90%+       1.90%        1.75%+       2.35%        1.90%        1.90%


       $ 69         $ 69         $ 69         $ 69         $ 69         $ 68         $ 74         $ 69         $ 69
       $100         $100         $100         $100         $100         $ 95         $113         $100         $100
       $123         $123         $123         $123         $123         $115         $146         $123         $123
       $202         $203         $203         $203         $203         $186         $250         $203         $203

       $ 19         $ 19         $ 19         $ 19         $ 19         $ 18         $ 24         $ 19         $ 19
       $ 60         $ 60         $ 60         $ 60         $ 60         $ 55         $ 73         $ 60         $ 60
       $103         $103         $103         $103         $103         $ 95         $126         $103         $103
       $202         $203         $203         $203         $203         $186         $250         $203         $203


(2) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND 0.75% AS A DISTRIBUTION FEE.

(3) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: BALANCED FUND, $69, $99, $122 AND $201; REAL ESTATE SECURITIES FUND, $70, $103, $128 AND $213; EQUITY INCOME FUND, $69, $100, $124 AND $205; EQUITY INDEX FUND, $69, $99, $122 AND $201; LARGE CAP VALUE FUND, $69, $99, $122 AND $202; LARGE CAP GROWTH FUND, $69, $99, $122 AND $202; MID CAP VALUE FUND, $69, $100, $123
    AND $203; REGIONAL EQUITY FUND, $69, $100, $123 AND $203; SMALL CAP GROWTH FUND, $69, $100, $123 AND $204; SMALL CAP VALUE FUND, $69, $100, $123 AND
    $203; MICRO CAP VALUE FUND, $71, $105, $131 AND $221; INTERNATIONAL INDEX FUND, $70, $102, $127 AND $212; INTERNATIONAL FUND, $76, $118, $154 AND
    $267; HEALTH SCIENCES FUND, $71, $104, $130 AND $218; AND TECHNOLOGY FUND, $69, $100, $124 AND $205.
(4) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE (ASSUMING NO REDEMPTION), THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS
    FOLLOWS: BALANCED FUND, $19, $59, $102 AND $202; REAL ESTATE SECURITIES FUND, $21, $64, $110 AND $219; EQUITY INCOME FUND, $19, $60, $104 AND
    $205; EQUITY INDEX FUND, $19, $59, $102 AND $202; LARGE CAP VALUE FUND, $19, $59, $102 AND $202; LARGE CAP GROWTH FUND, $19, $59, $102 AND $202;
    MID CAP VALUE FUND, $19, $60, $103 AND $203; REGIONAL EQUITY FUND, $19, $60, $103 AND $203; SMALL CAP GROWTH FUND, $19, $60, $103 AND $204; SMALL
    CAP VALUE FUND, $19, $60, $103 AND $203; MICRO CAP VALUE FUND, $21, $65, $111 AND $221; INTERNATIONAL INDEX FUND, $20, $62, $107 AND $212; INTERNATIONAL FUND, $26, $78, $134 AND $267; HEALTH SCIENCES FUND, $21, $64, $110 AND $218; AND TECHNOLOGY FUND, $19, $60, $104 AND $205.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS

    The following audited financial highlights for each of the Funds should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual reports to shareholders dated September 30, 1997 and dated November 30, 1997 (for Small Cap Value Fund and International Index Fund).


    Further information about the Funds' performance is contained in such FAIF annual reports which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

For the periods ended September 30,
For a share outstanding throughout the period




                                                            REALIZED AND
                                                              UNREALIZED       DIVIDENDS
                                NET ASSET             NET       GAINS OR        FROM NET   DISTRIBUTIONS
                          VALUE BEGINNING      INVESTMENT    (LOSSES) ON      INVESTMENT            FROM
                                OF PERIOD          INCOME    INVESTMENTS          INCOME   CAPITAL GAINS
BALANCED FUND CLASS A
1997                               $13.14           $0.39         $ 2.85         $(0.39)         $(0.58)
1996                                12.12            0.39           1.43          (0.39)          (0.41)
1995                                10.54            0.38           1.72          (0.37)          (0.15)
1994                                10.73            0.34          (0.02)         (0.34)          (0.17)
1993(1)                             10.00            0.28           0.75          (0.28)          (0.02)
CLASS B
1997                               $13.10           $0.29         $ 2.84         $(0.29)         $(0.58)
1996                                12.09            0.31           1.42          (0.31)          (0.41)
1995                                10.53            0.29           1.71          (0.29)          (0.15)
1994(2)                             10.66            0.06          (0.12)         (0.07)             --
REAL ESTATE SECURITIES FUND CLASS A
1997                               $11.52           $0.72         $ 3.42         $(0.65)         $(0.03)
1996                                10.38            0.52           1.30          (0.51)             --
1995(3)                             10.37              --           0.01             --              --
CLASS B
1997                               $11.46           $0.63         $ 3.38         $(0.57)         $(0.03)
1996                                10.37            0.44           1.27          (0.45)             --
1995(3)                             10.37              --             --             --              --
EQUITY INCOME FUND CLASS A
1997                               $12.65           $0.40         $ 3.40         $(0.41)         $(0.35)
1996                                11.24            0.39           1.42          (0.39)          (0.01)
1995                                 9.89            0.41           1.33          (0.39)             --
1994(4)                              9.87            0.41             --          (0.39)             --
1993(5)(6)                          10.00            0.57          (0.14)         (0.56)             --
CLASS B
1997                               $12.61           $0.29         $ 3.37         $(0.30)         $(0.35)
1996                                11.20            0.31           1.42          (0.31)          (0.01)
1995                                 9.88            0.33           1.32          (0.33)             --
1994(2)                              9.87            0.04           0.02          (0.05)             --
EQUITY INDEX FUND CLASS A
1997                               $15.49           $0.12         $ 5.70         $(0.12)         $(0.43)
1996                                13.35            0.27           2.32          (0.27)          (0.18)
1995                                10.68            0.25           2.76          (0.25)          (0.09)
1994                                10.60            0.25           0.09          (0.25)          (0.01)
1993(1)                             10.00            0.20           0.60          (0.20)             --
CLASS B
1997                               $15.43           $0.12         $ 5.67         $(0.12)         $(0.43)
1996                                13.30            0.17           2.31          (0.17)          (0.18)
1995                                10.66            0.23           2.68          (0.18)          (0.09)
1994(2)                             10.68            0.01           0.04          (0.07)             --
LARGE CAP VALUE FUND CLASS A
1997                               $22.59           $0.33         $ 7.90         $(0.32)         $(1.76)
1996                                19.57            0.36           4.07          (0.36)          (1.05)
1995                                16.51            0.33           3.64          (0.32)          (0.59)
1994                                16.00            0.31           1.00          (0.30)          (0.50)
1993                                14.04            0.22           1.99          (0.23)          (0.02)
1992                                13.62            0.24           0.81          (0.29)          (0.34)
1991(7)                             10.64            0.28           2.95          (0.22)          (0.03)
1990(8)                             12.09            0.25          (1.17)         (0.25)          (0.28)
1989(8)                             10.35            0.25           1.70          (0.20)          (0.01)
1988(8)(9)                          10.03            0.27           0.35          (0.30)             --
CLASS B
1997                               $22.50           $0.18         $ 7.81         $(0.18)         $(1.76)
1996                                19.49            0.22           4.06          (0.22)          (1.05)
1995                                16.49            0.26           3.55          (0.22)          (0.59)
1994(2)                             16.65            0.03          (0.10)         (0.09)             --



                                                                                          RATIO OF
                                                                          RATIO OF NET EXPENSES TO
                   NET ASSET                                  RATIO OF      INVESTMENT     AVERAGE
DISTRIBUTIONS          VALUE                 NET ASSETS    EXPENSES TO       INCOME TO   NET ASSETS   PORTFOLIO     AVERAGE
  FROM RETURN         END OF       TOTAL          END OF       AVERAGE         AVERAGE   (EXCLUDING    TURNOVER  COMMISSION
   OF CAPITAL         PERIOD      RETURN*   PERIOD (000)    NET ASSETS      NET ASSETS     WAIVERS)        RATE    RATE (A)

       $   --       $  15.41        25.80%     $ 32,309           1.05%           2.74%       1.13%          84%  $ 0.0700
           --          13.14        15.61        20,927           1.05            3.05        1.14           73     0.0619
           --          12.12        20.57        15,288           0.99            3.41        1.19           77       --
           --          10.54         3.02        13,734           0.77            2.63        1.24           98       --
           --          10.73        10.39+      111,225           0.75            3.31        1.29           77       --

       $   --       $  15.36        24.93%     $ 43,707           1.80%           1.99%       1.88%          84%  $ 0.0700
           --          13.10        14.78        15,542           1.80            2.32        1.89           73     0.0619
           --          12.09        19.58         3,120           1.79            2.60        1.94           77       --
           --          10.53        (0.55)+         270           1.75            2.80        2.05           98       --

       $  (0.01)    $  14.97        36.77%     $  2,105           1.05%           4.46%       1.30%          14%  $ 0.0700
          (0.17)       11.52        18.17           226           1.05            4.36        1.76            8     0.0704
           --          10.38         0.00             1           1.05            0.00        2.59            0       --

       $  (0.01)    $  14.86        35.77%     $  3,318           1.80%           3.61%       2.00%          14%  $ 0.0700
          (0.17)       11.46        17.00           263           1.80            4.29        2.51            8     0.0704
           --          10.37         0.00             1           1.80            0.00        3.34            0       --

       $   --       $  15.69        31.16%     $  7,276           1.00%           2.96%       1.17%          39%  $ 0.0571
           --          12.65        16.41         2,581           1.00            3.25        1.20           23     0.0700
           --          11.24        18.06         1,995           0.92            3.91        1.31           23       --
           --           9.89         4.22+        1,852           0.88            4.88        1.39          108       --
           --           9.87         4.44+       28,786           0.75            6.09        1.36           68       --

       $   --       $  15.62        30.06%     $  6,619           1.75%           2.19%       1.92%          39%  $ 0.0571
           --          12.61        15.66         3,770           1.75            2.49        1.95           23     0.0700
           --          11.20        17.10         1,233           1.75            3.05        2.06           23       --
           --           9.88         0.57+            1           1.75            4.39        2.14          108       --

       $   --       $  20.76        39.47%     $ 15,977           0.60%           1.36%       1.13%           8%  $ 0.0419
           --          15.49        19.75         6,221           0.60            1.87        1.15           10     0.0377
           --          13.35        28.90         2,140           0.57            2.16        1.20            9       --
           --          10.68         3.25           758           0.35            2.23        1.23           11       --
           --          10.60         8.02+      139,957           0.35            2.52        1.30            1       --

       $   --       $  20.67        38.45%     $ 23,733           1.35%           0.61%       1.88%           8%  $ 0.0419
           --          15.43        18.95         8,252           1.35            1.11        1.90           10     0.0377
           --          13.30        27.87         1,197           1.35            1.34        1.95            9       --
           --          10.66         0.48+           29           1.35            1.68        2.03           11       --

       $   --       $  28.74        38.82      $ 50,381           1.05%           1.14%       1.14%          57%  $ 0.0640
           --          22.59        23.90        22,965           1.05            1.64        1.13           40     0.0653
           --          19.57        25.26        13,076           1.00            1.89        1.19           52       --
           --          16.51         8.35         8,421           0.76            1.51        1.20           65       --
           --          16.00        15.82       134,186           0.75            1.94        1.28           48       --
           --          14.04         7.88         3,644           1.45            1.75        4.46           39       --
           --          13.62        30.49+        2,386           1.45            2.47        7.42           76       --
           --          10.64        (8.22)        1,161           1.45            2.24        9.47           41       --
           --          12.09        20.33           323           1.24            2.26       36.39           74       --
           --          10.35         6.40+          206           1.02            2.67       28.60           80       --

       $   --       $  28.55        37.71%     $ 53,420           1.80%           0.39%       1.89%          57%  $ 0.0640
           --          22.50        23.08        23,316           1.80            0.89        1.88           40     0.0653
           --          19.49        24.20         7,051           1.79            1.10        1.94           52       --
           --          16.49        (0.43)+         346           1.75            1.58        2.01           65       --



For the periods ended September 30,
For a share outstanding throughout the period




                                              REALIZED AND
                                                UNREALIZED      DIVIDENDS
            NET ASSET VALUE             NET       GAINS OR       FROM NET   DISTRIBUTIONS
               BEGINNING OF      INVESTMENT    (LOSSES) ON     INVESTMENT    FROM CAPITAL
                     PERIOD          INCOME    INVESTMENTS         INCOME           GAINS
 ---------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND CLASS A
1997                 $13.63          $ 0.09         $ 4.28         $(0.10)         $(0.27)
1996                  11.75            0.15           1.88          (0.15)             --
1995                   9.09            0.15           2.66          (0.15)             --
1994(4)                9.39            0.10          (0.29)         (0.11)             --
1993(5)(6)            10.00            0.11          (0.63)         (0.09)             --
Class B
1997                 $13.57          $ 0.01         $ 4.18         $(0.02)         $(0.27)
1996                  11.73            0.08           1.84          (0.08)             --
1995                   9.09            0.09           2.65          (0.10)             --
1994(2)                8.87            0.01           0.23          (0.02)             --
MID CAP VALUE FUND CLASS A
1997                 $20.41          $ 0.11         $ 6.98         $(0.11)         $(3.20)
1996                  17.89            0.20           3.94          (0.20)          (1.42)
1995                  17.30            0.35           1.60          (0.34)          (1.02)
1994                  15.81            0.28           2.52          (0.28)          (1.03)
1993                  13.61            0.23           2.32          (0.25)          (0.10)
1992                  12.98            0.21           1.61          (0.27)          (0.92)
1991(7)               10.33            0.30           2.61          (0.26)             --
1990(8)               12.96            0.47          (2.03)         (0.46)          (0.61)
1989(8)               11.55            0.47           1.39          (0.41)          (0.04)
1988(8)(9)            10.03            0.34           1.57          (0.39)             --
CLASS B
1997                 $20.31          $ 0.02         $ 6.85         $(0.02)         $(3.20)
1996                  17.83            0.09           3.91          (0.10)          (1.42)
1995                  17.29            0.29           1.51          (0.24)          (1.02)
1994(2)               16.51            0.01           0.85          (0.08)             --
REGIONAL EQUITY FUND CLASS A
1997                 $17.71          $ 0.03         $ 6.14         $(0.07)         $(0.69)
1996                  17.12            0.04           1.70          (0.04)          (1.11)
1995                  12.52            0.08           4.90          (0.06)          (0.32)
1994                  11.96            0.08           0.71          (0.07)          (0.16)
1993(1)               10.00            0.05           1.96          (0.05)             --
CLASS B
1997                 $17.47          $(0.03)        $ 5.97         $   --          $(0.69)
1996                  16.99           (0.04)          1.64          (0.01)          (1.11)
1995                  12.50            0.04           4.80          (0.03)          (0.32)
1994(2)               12.19              --           0.33          (0.02)             --
SMALL CAP GROWTH FUND CLASS A
1997                 $14.77          $(0.07)        $ 3.51         $   --          $(0.66)
1996                  13.40           (0.06)          1.78             --           (0.35)
1995                  10.57            0.01           2.99          (0.02)          (0.15)
1994(10)              10.00            0.01           0.57          (0.01)             --
CLASS B
1997                 $14.53          $(0.16)        $ 3.44         $   --          $(0.66)
1996                  13.29           (0.12)          1.71             --           (0.35)
1995                  10.55           (0.03)          2.92             --           (0.15)
1994(2)                9.89           (0.01)          0.67             --              --
SMALL CAP VALUE FUND(11) CLASS A
1997(12)(13)         $17.86          $(0.03)        $ 0.37         $   --          $   --
1997(14)              13.95            0.01           5.43          (0.01)          (1.52)
1996(14)              13.23            0.04           1.83          (0.04)          (1.11)
1995(14)(15)          10.00            0.09           3.29          (0.10)          (0.05)
Class B
1997(16)             $18.36          $(0.00)        $(0.13)        $   --          $   --
MICRO CAP VALUE FUND CLASS A
1997(17)             $10.00          $   --         $ 0.96         $   --          $   --
CLASS B
1997(17)             $10.00          $   --         $ 0.95         $   --          $   --



                                                                                         RATIO OF
                                                                        RATIO OF NET  EXPENSES TO
                NET ASSET                          NET      RATIO OF      INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                       ASSETS   EXPENSES TO   INCOME (LOSS)   NET ASSETS   PORTFOLIO     AVERAGE
  FROM RETURN      END OF         TOTAL         END OF       AVERAGE      TO AVERAGE   (EXCLUDING    TURNOVER  COMMISSION
   OF CAPITAL      PERIOD        RETURN*  PERIOD (000)    NET ASSETS      NET ASSETS     WAIVERS)        RATE    RATE (A)
       $  --      $ 17.63        32.69%       $12,017          1.05%            0.57%        1.14%          34%   $0.0633
          --        13.63        17.38          5,318          1.04             1.13         1.17           21     0.0593
          --        11.75        31.21          2,710          0.92             1.52         1.26           28       --
          --         9.09        (2.07)+        1,900          0.90             1.15         1.33          101       --
          --         9.39        (5.18)+       31,084          0.78             1.26         1.25            5       --

       $  --      $ 17.47        31.42%       $ 9,487          1.80%           (0.18)%       1.89%          34%   $0.0633
          --        13.57        16.41          5,775          1.79             0.36         1.92           21     0.0593
          --        11.73        30.29            819          1.75             0.58         2.01           28       --
          --         9.09         2.75+            12          1.75             1.20         2.08          101       --

       $  --      $ 24.19        39.93%       $35,207          1.14%            0.58%        1.15%          82%   $0.0691
          --        20.41        25.23         17,987          1.13             1.06         1.13          143     0.0673
          --        17.89        12.63         11,609          1.09             2.08         1.20           72       --
          --        17.30        18.70          7,333          0.81             1.88         1.23          116       --
          --        15.81        18.91         81,899          0.81             2.07         1.31          104       --
          --        13.61        15.17          3,586          1.50             1.61         4.18          146       --
          --        12.98        28.38+         3,423          1.50             2.60         5.13          116       --
          --        10.33       (13.24)         2,761          1.50             4.09         4.21          113       --
          --        12.96        17.41          2,000          1.38             4.07         8.68          102       --
          --        11.55        19.56+           578          1.20             4.02        15.60           51       --

       $  --      $ 23.96        38.81%       $36,649          1.90%           (0.18)%       1.90%          82%   $0.0691
          --        20.31        24.35         12,847          1.88             0.25         1.88          143     0.0673
          --        17.83        11.64          4,847          1.88             1.22         1.95           72       --
          --        17.29         5.22+           370          1.68             0.47         2.03          116       --

       $  --      $ 23.12        36.13%       $37,677          1.15%            0.11%        1.15%          17%   $0.0699
          --        17.71        10.97         25,325          1.13             0.24         1.15           36     0.0697
          --        17.12        41.17         14,917          1.05             0.58         1.20           42       --
          --        12.52         6.76          8,345          0.82             0.59         1.25           41       --
          --        11.96        20.17+        58,427          0.80             0.59         1.30           28       --

       $  --      $ 22.72        35.18%       $39,683          1.90%           (0.65)%       1.90%          17%   $0.0699
          --        17.47        10.14         27,671          1.88            (0.52)        1.90           36     0.0697
          --        16.99        39.98          7,630          1.84            (0.25)        1.95           42       --
          --        12.50         2.73+           185          1.80            (0.41)        2.05           41       --

       $  --      $ 17.55        24.73%       $ 5,270          1.15%           (0.51)%       1.16%          54%   $0.0681
          --        14.77        13.21          1,867          1.14            (0.52)        1.21           39     0.0700
          --        13.40        28.82            386          1.04             0.00         1.44           51       --
          --        10.57         5.88+            91          0.79             0.23         2.84           19       --

       $  --      $ 17.15        24.01%       $ 1,263          1.90%           (1.28)%       1.91%          54%   $0.0681
          --        14.53        12.32            799          1.89            (1.26)        1.96           39     0.0700
          --        13.29        27.89            268          1.84            (0.83)        2.19           51       --
          --        10.55         6.67+            18          1.80            (0.85)        3.59           19       --

       $  --      $ 18.20         1.90%+      $19,194          1.37%           (0.38)%       1.37%           3%   $0.0638
          --        17.86        41.71         22,429          1.31             0.01         1.31           29     0.0519
          --        13.95        14.93         10,247          1.33             0.14         1.33           34     0.0398
          --        13.23        34.29+         1,569          1.11             0.63         1.38           37        N/A

       $  --      $ 18.23        (0.70)%+     $     1          1.90%           (1.53)%       1.90%           3%   $0.0638

       $  --      $ 10.96         9.60%       $    44          1.15%           (0.25)%       1.32%           0%   $0.0676

       $  --      $ 10.95         9.50%       $    50          1.90%           (1.04)%       2.07%           0%   $0.0676




    For the periods ended September 30,
    For a share outstanding throughout the period


                                             REALIZED AND
                                               UNREALIZED        DIVIDENDS
            NET ASSET VALUE             NET      GAINS OR         FROM NET     DISTRIBUTIONS
               BEGINNING OF      INVESTMENT   (LOSSES) ON       INVESTMENT      FROM CAPITAL
                     PERIOD          INCOME    INVESTMENTS          INCOME             GAINS
 ---------------------------------------------------------------------------------------------
INTERNATIONAL INDEX FUND(11) CLASS A
1997(12)(13)         $12.32          $ 0.05         $(1.41)        $(0.02)         $   --
1997(14)              10.64            0.10           1.70          (0.10)(B)       (0.02)
1996(14)              10.45            0.07           0.17          (0.05)             --
1995(14)(18)          10.00              --           0.45             --              --
CLASS B(16)
1997                 $11.08          $ 0.00         $(0.09)        $   --          $   --
INTERNATIONAL FUND CLASS A
1997                 $10.28          $ 0.01         $ 3.04         $(0.15)(B)      $   --
1996                  10.28           (0.02)          0.20          (0.18)(B)          --
1995                  10.21              --           0.07             --              --
1994(19)               9.98           (0.01)          0.24             --              --
CLASS B
1997                 $10.14          $(0.08)        $ 3.01         $(0.10)(B)      $   --
1996                  10.20           (0.07)          0.17          (0.16)(B)          --
1995                  10.21           (0.03)          0.02             --              --
1994(2)               10.23           (0.01)         (0.01)            --              --
HEALTH SCIENCES FUND CLASS A
1997                 $ 9.86          $(0.01)        $ 2.30         $   --          $(0.10)
1996(20)              10.00            0.01          (0.14)         (0.01)             --
CLASS B
1997                 $ 9.81          $(0.01)        $ 2.20         $   --          $(0.10)
1996(20)              10.00           (0.02)         (0.16)         (0.01)             --
TECHNOLOGY FUND CLASS A
1997                 $19.25          $(0.11)        $ 3.12         $   --          $(2.06)
1996                  18.24           (0.05)          2.95             --           (1.89)
1995                  11.19           (0.03)          7.31             --           (0.23)
1994(10)              10.00           (0.01)          1.20             --              --
CLASS B
1997                 $18.85          $(0.20)        $ 2.99         $   --          $(2.06)
1996                  18.02           (0.14)          2.86             --           (1.89)
1995                  11.17           (0.04)          7.12             --           (0.23)
1994(2)                9.85           (0.02)          1.34             --              --


                                                                                            RATIO OF
                                                                           RATIO OF NET  EXPENSES TO
                NET ASSET                             NET      RATIO OF      INVESTMENT      AVERAGE
DISTRIBUTIONS       VALUE                          ASSETS   EXPENSES TO   INCOME (LOSS)   NET ASSETS   PORTFOLIO     AVERAGE
  FROM RETURN      END OF           TOTAL          END OF       AVERAGE      TO AVERAGE   (EXCLUDING    TURNOVER  COMMISSION
   OF CAPITAL      PERIOD          RETURN*   PERIOD (000)    NET ASSETS      NET ASSETS     WAIVERS)        RATE    RATE (A)

$    --           $  10.94         (11.03)%+      $1,270          0.92%          0.98%          1.21%         0%     $  0.0207
                     12.32          17.03          1,605          0.98           0.90           1.28          3         0.0241
     --              10.64           2.29          2,005          1.06           0.84           1.35          6         0.0221
     --              10.45          4.50 +            20          1.40           0.23           1.54          0             N/A
$    --           $  10.99         ( 0.36)%+      $    1          1.29%          0.00%          1.29%         0%     $  0.0207
$    --           $  13.18          30.03%        $8,003          1.92%         (0.09)%         1.92%        96%     $  0.0199
     --              10.28           1.84          1,964          1.97          (0.28)          1.97        100         0.0345
     --              10.28           0.69            876          1.93          (0.13)          2.06         57             --
     --              10.21          2.30 +           464          1.75          (0.26)          2.30         16             --
$    --           $  12.97          29.13%        $2,188          2.67%         (0.94)%         2.67         96%     $  0.0199
     --              10.14           1.02          1,175          2.72          (0.96)          2.72        100         0.0345
     --              10.20         ( 0.10)           306          2.76          (0.95)          2.81         57             --
     --              10.21         ( 0.20)+           22          2.75          (0.71)          3.05         16             --
$    --           $  12.05          23.60%        $  849          1.15%         (0.20)%         1.29%        54%     $  0.0695
     --               9.86         ( 1.32)+          629          1.15           0.18           2.12         19         0.0700
$    --           $  11.90          22.69%        $  516          1.90%         (0.94)%         2.04%        54%     $  0.0695
     --               9.81         ( 1.86)+          281          1.90          (0.61)          2.87         19         0.0700
$    --           $  20.20          17.71%        $5,564          1.15%         (0.59)%         1.17%       150%     $  0.0675
     --              19.25          18.60          4,799          1.15          (0.85)          1.26        119         0.0700
     --              18.24          66.22          1,464          1.13          (0.61)          1.55         74             --
     --              11.19         11.90 +            61          0.80          (0.21)          3.37         43             --
$    --           $  19.58          16.82%        $8,463          1.90%         (1.41)%         1.92%       150%     $  0.0675
     --              18.85          17.75          4,881          1.90          (1.60)          2.01        119         0.0700
     --              18.02          64.52          2,031          1.88          (1.41)          2.30         74             --
     --              11.17         13.40 +             2          1.80          (1.44)          4.12         43             --


 *   TOTAL RETURN EXCLUDES SALES CHARGES.
 + RETURNS, EXCLUDING SALES CHARGES, ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
 (A) BEGINNING IN 1996, AVERAGE COMMISSION RATE PAID PER SHARE IS DISCLOSED FOR ALL APPLICABLE SECURITY PURCHASES AND SALES SUBJECT TO COMMISSIONS. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
 (B) REPRESENTS A DISTRIBUTION OR PARTIAL DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME DUE TO THE TAX TREATMENT OF FOREIGN CURRENCY RELATED TRANSACTIONS.
 (1) COMMENCED OPERATIONS ON DECEMBER 14, 1992. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (2) CLASS B SHARES HAVE BEEN OFFERED SINCE AUGUST 15, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (3) COMMENCED OPERATIONS ON SEPTEMBER 29, 1995. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (4) ON APRIL 28, 1994 THE BOARD OF DIRECTORS APPROVED A CHANGE IN THIS FUND'S FISCAL YEAR END FROM NOVEMBER 30 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1994, AND SHAREHOLDERS APPROVED A CHANGE OF INVESTMENT ADVISOR FROM BOULEVARD BANK NATIONAL ASSOCIATION TO FIRST BANK NATIONAL ASSOCIATION. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (5) FOR THE PERIOD ENDED NOVEMBER 30.
 (6) COMMENCED OPERATIONS ON DECEMBER 18, 1992. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (7) ON SEPTEMBER 3, 1991, THE BOARD OF DIRECTORS OF FAIF APPROVED A CHANGE IN FAIF'S FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1991. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) FOR THE PERIOD ENDED OCTOBER 31.
 (9) COMMENCED OPERATIONS ON DECEMBER 22, 1987. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) COMMENCED OPERATIONS ON APRIL 4, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11) THE FINANCIAL HIGHLIGHTS FOR INTERNATIONAL INDEX FUND AND SMALL CAP VALUE FUND AS SET FORTH HEREIN INCLUDE THE HISTORICAL FINANCIAL HIGHLIGHTS OF
     THE QUALIVEST INTERNATIONAL OPPORTUNITIES FUND AND THE QUALIVEST SMALL COMPANIES VALUE FUND (CLASS A SHARES), RESPECTIVELY. THE ASSETS OF THE QUALIVEST INTERNATIONAL OPPORTUNITIES FUND AND THE QUALIVEST SMALL COMPANIES VALUE FUND WERE ACQUIRED BY INTERNATIONAL INDEX FUND AND SMALL CAP VALUE FUND, RESPECTIVELY, ON NOVEMBER 21, 1997. IN CONNECTION WITH
     SUCH ACQUISITION, CLASS A AND CLASS C SHARES OF THE QUALIVEST
     INTERNATIONAL OPPORTUNITIES FUND AND THE QUALIVEST SMALL COMPANIES VALUE FUND WERE EXCHANGED FOR CLASS A SHARES OF INTERNATIONAL INDEX FUND AND SMALL CAP VALUE FUND, RESPECTIVELY.
(12) FOR THE FOUR MONTH PERIOD ENDED NOVEMBER 30, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(13) THE BOARD OF DIRECTORS OF FAIF APPROVED A CHANGE IN THE FUND'S FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30, EFFECTIVE NOVEMBER 30, 1997.
(14) FOR THE PERIOD ENDED JULY 31.
(15) COMMENCED OPERATIONS ON AUGUST 1, 1994. ALL RATIOS FOR THE PERIOD HAVE
     BEEN ANNUALIZED.
(16) COMMENCED OPERATIONS ON NOVEMBER 24, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(17) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE
     BEEN ANNUALIZED.
(18) COMMENCED OPERATIONS ON JULY 3, 1995. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(19) CLASS A SHARES HAVE BEEN OFFERED SINCE APRIL 7, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(20) COMMENCED OPERATIONS ON JANUARY 31, 1996. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                (This page has been left blank intentionally.)

The following unaudited financial highlights for Micro Cap Value Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Fund's unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998.



Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


For the period ended December 31, 1997



                                                                       REALIZED AND     DIVIDENDS
                                          NET ASSET            NET       UNREALIZED      FROM NET
                                    VALUE BEGINNING     INVESTMENT         GAINS ON    INVESTMENT
                                          OF PERIOD         INCOME      INVESTMENTS        INCOME
MICRO CAP VALUE FUND(1) CLASS A             $ 10.00            $ --          $ (0.01)        $ 0.00
MICRO CAP VALUE FUND(1) CLASS B             $ 10.00            $ --          $ (0.06)        $   --



 +  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(A) BEGINNING IN 1997, AVERAGE COMMISSION RATE PAID PER SHARE IS DISCLOSED FOR ALL APPLICABLE SECURITY PURCHASES AND SALES SUBJECT TO COMMISSIONS. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

(1) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                           RATIO OF
                                                                          RATIO OF NET  EXPENSES TO
   DISTRIBUTION   NET ASSET                                    RATIO OF     INVESTMENT      AVERAGE
           FROM       VALUE                    NET ASSETS   EXPENSES TO      INCOME TO   NET ASSETS                 AVERAGE
        CAPITAL      END OF          TOTAL         END OF       AVERAGE        AVERAGE   (EXCLUDING   PORTFOLIO  COMMISSION
           GAIN      PERIOD         RETURN   PERIOD (000)    NET ASSETS     NET ASSETS     WAIVERS)    TURNOVER    RATE (A)
--------------- ----------- -------------- -------------- ------------- -------------- ------------ ----------- -----------

       $(0.59)    $ 9.40          0.08%+        $274           1.13%          0.06%         1.14%          2%    $ 0.0622

       $(0.59)    $ 9.35         (0.46)%+       $127           1.88%         (0.63)%        1.91%          2%    $ 0.0622
---------------   ------         -----          ----           ----          -----          ----    -----------  --------

    THE FUNDS


    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class Y) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.


    This Prospectus relates only to the Class A and Class B Shares of the Funds named on the cover hereof. Information regarding the Class Y Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.



    INVESTMENT OBJECTIVES AND POLICIES



    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds except Real Estate Securities Fund, Health Sciences Fund and Technology Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). Real Estate Securities Fund, Health Sciences Fund and Technology Fund are non-diversified companies under the 1940 Act.


    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases its shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, except in the case of Equity Income Fund, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.


    When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.


    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider" below. Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

    ---------------------------------------------------------------------------
    BALANCED FUND


    OBJECTIVE. Balanced Fund has an objective of maximizing total return (capital appreciation plus income).



    INVESTMENT POLICIES. Balanced Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the value of convertible securities attributable to their fixed income characteristics), and between 0% and 25% money market instruments. The Advisor may make moderate shifts among asset classes in order to attempt to increase returns or reduce risk.

    With respect to the equity security portion of the Fund's portfolio, the Advisor follows the same investment policies as are described below under "-- Large Cap Value Fund -- Investment Policies."


    The fixed income portion of the Fund's portfolio is invested in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-related securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the fixed income securities held by the Fund will not exceed 15 years.


    The Fund's permitted fixed income investments include notes, bonds and discount notes of United States Government agencies or instrumentalities (including zero coupon securities); domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor; other investments, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization.


    Subject to the foregoing limitations, the fixed income securities in which the Fund may invest include (i) mortgage-backed securities (provided that the Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage-backed securities); (ii) asset-backed securities; and (iii) bank instruments. In addition, the Fund may invest up to 15% of its total fixed income assets in foreign securities payable in United States dollars. For information about these kinds of investments and certain associated risks, see the related headings under "Special Investment Methods," and for information concerning certain risks associated with investing in fixed income securities generally, see "Special Investment Methods -- Fixed Income Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (vii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (viii) invest up to 25% of its total fixed income assets in mortgage dollar roll transactions; and (ix) in order to attempt to reduce risk, write covered call options on interest rate indices. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



     ---------------------------------------------------------------------------
     REAL ESTATE SECURITIES FUND


    OBJECTIVE. Real Estate Securities Fund has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies.


    INVESTMENT POLICIES. Under normal market conditions, Real Estate Securities Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. For this purpose, a company is deemed to be "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in such real estate. The Fund seeks to invest in equity securities that provide a dividend yield that exceeds the composite dividend yield of the securities included in the S&P 500.

    A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.


    REITs generally can be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special

    Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although the Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").



    Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.


    ---------------------------------------------------------------------------
    EQUITY INCOME FUND


    OBJECTIVE. Equity Income Fund has an objective of long-term growth of capital and income.



    INVESTMENT POLICIES. Under normal market conditions, Equity Income Fund invests at least 65% of its total assets in equity securities of issuers believed by the Advisor to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

    The Fund invests in equity securities that have relatively high dividend yields and which, in the Advisor's opinion, will result in a relatively stable Fund dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the Advisor anticipates that higher yielding equity securities will generally represent the core holdings of the Fund, the Fund may invest in lower yielding but higher growth equity securities to the extent that the Advisor believes such investments are appropriate to achieve portfolio balance. All securities held by the Fund will provide current income consistent with the Fund's investment objective.

    The "equity securities" in which the Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated at the time of purchase as low as CCC by Standard & Poor's or Caa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Debt obligations rated less than BBB by Standard & Poor's or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by

    Standard & Poor's or Caa by Moody's are considered to be of poor standing and are predominantly speculative. Descriptions of Standard & Poor's and Moody's rating categories are contained in the Statement of Additional Information. If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, the Fund is not required to sell the obligation but may consider doing so.


    Purchases of less than investment grade convertible debt obligations are intended to advance the Fund's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance the Fund's objective of income through receipt of interest payable on the obligations. The Fund will not invest more than 25% of its total assets in convertible debt obligations which are rated less than investment grade or which are of comparable quality in the judgment of the Advisor. For the year ended September 30, 1997, the following weighted average percentages of the Fund's total assets were invested in convertible and nonconvertible debt obligations with the indicated Standard & Poor's ratings or their equivalents: AAA, 0%; AA, 0%; A, 0%; BBB, 1%; BB, 0%; B, 1%; and CCC, 0%.


    Debt obligations which are rated less than investment grade generally are subject to greater market fluctuations and greater risk of loss of income and principal due to default by the issuer than are higher-rated obligations. The value of these obligations tends to reflect short-term corporate, economic, interest rate and market developments and investor perceptions of the issuer's credit quality to a greater extent than investment grade obligations. In addition, since the market for these obligations is relatively new and does not have as many participants as the market for higher-rated obligations, it may be more difficult to dispose of or to determine the value of these obligations. In the case of a convertible debt obligation, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.

    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.




    ---------------------------------------------------------------------------
    EQUITY INDEX FUND



    OBJECTIVE. Equity Index Fund has an objective of providing investment results that correspond to the performance of the "S&P 500."


    INVESTMENT POLICIES. Equity Index Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Advisor believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.


    Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the Fund.



    The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds. Inasmuch as the common stock of the Advisor's parent company U.S. Bancorp is included in the S&P 500, such stock may be purchased by the Fund consistent with its indexing-based policies.



    Because the Fund may not always hold all of the stocks included in the S&P 500, the Fund will not duplicate the S&P 500's performance precisely. However, there will be a close correlation between the Fund's performance and that of the S&P 500 in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the S&P 500's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.


    The Fund also may invest up to 20% of its total assets, in the aggregate, in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P
    500. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the S&P 500; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may engage in securities lending as described under "Special Investment Methods -- Lending of Portfolio Securities."

    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ---------------------------------------------------------------------------
    LARGE CAP VALUE FUND


    OBJECTIVES. Large Cap Value Fund has a primary objective of capital appreciation. A secondary objective of the Fund is to provide current income.


    INVESTMENT POLICIES. Under normal market conditions, Large Cap Value Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------

    LARGE CAP GROWTH FUND


    OBJECTIVES. Large Cap Growth Fund has a primary objective of long-term growth of capital. A secondary objective of the Fund is to provide current income.


    INVESTMENT POLICIES. Under normal market conditions, Large Cap Growth Fund invests at least 65% of its total assets in equity securities of companies that have a market capitalization of at least $1 billion at the time of purchase and that, in the Advisor's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.



    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------

     MID CAP VALUE FUND


    OBJECTIVE. Mid Cap Value Fund has an objective of capital appreciation.


    INVESTMENT POLICIES. Under normal market conditions, Mid Cap Value Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies. For these purposes, mid-capitalization companies are deemed those with market capitalizations of from $1 billion to $5 billion at the time of purchase. In selecting equity securities, the Advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    REGIONAL EQUITY FUND


    OBJECTIVE. Regional Equity Fund has an objective of capital appreciation.



    INVESTMENT POLICIES. Regional Equity Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

    In addition to the risks associated with investing in small-capitalization companies, see "-- Risks to Consider -- Small-Capitalization Companies" below, the Fund's policy of concentrating its equity investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. Although the region in which the Fund principally invests has a diverse industrial base (including, but not limited to, agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities without regard to the location of the issuer's headquarters or the issuer's market capitalization and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------

    SMALL CAP GROWTH FUND


    OBJECTIVE. Small Cap Growth Fund has an objective of growth of capital.


    INVESTMENT POLICIES. Under normal market conditions, Small Cap Growth Fund invests at least 65% of its total assets in equity securities of small-capitalization companies that exhibit, in the Advisor's opinion, outstanding potential for superior growth. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. Companies that participate in sectors that are identified by the Advisor as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the Advisor to produce superior growth in revenues and earnings.



    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    SMALL CAP VALUE FUND


    OBJECTIVE. Small Cap Value Fund has an objective of capital appreciation.



    INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Advisor utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    MICRO CAP VALUE FUND


    OBJECTIVE. Micro Cap Value Fund has an objective of capital appreciation.



    INVESTMENT POLICIES. Under normal market conditions, Micro Cap Value Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies. For these purposes, very small-capitalization companies are deemed those with market capitalizations of less than $500 million at the time of purchase. In selecting equity securities, the Advisor utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider such factors as ratios of market price to earnings, market price to book value, and market price to assets, estimated earnings growth rate, cash flow and liquidation value.

    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $500 million or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


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    INTERNATIONAL INDEX FUND


    OBJECTIVE. International Index Fund has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index").



    INVESTMENT POLICIES. International Index Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The EAFE Index includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore/Malaysia. The Advisor believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. Normally, International Index Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries.



    Morgan Stanley designates the stocks included in the EAFE Index. A particular stock's weighting in the EAFE Index is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the EAFE Index. From time to time, Morgan Stanley may add or delete stocks to or from the EAFE Index. Inclusion of a particular stock in the EAFE Index does not imply any opinion by Morgan Stanley as to its merits as an investment, nor is Morgan Stanley a sponsor of or in any way affiliated with the Fund.


    The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the EAFE Index, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in an industry or country closely approximates the percentage of the EAFE Index represented by that industry or country. Portfolio turnover is expected to be well below that of actively managed mutual funds.


    Because the Fund may not always hold all of the stocks included in the EAFE Index, the Fund will not duplicate the EAFE Index performance precisely. However, there will be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. The Fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities markets, the manner in which Morgan Stanley calculates the EAFE Index, administrative and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund), the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the EAFE Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

    The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the EAFE Index. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the EAFE Index; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may enter into repurchase agreements and engage in securities lending as described under "Special Investment Methods -- Repurchase Agreements" and "Special Investment Methods -- Lending of Portfolio Securities."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------
    INTERNATIONAL FUND


    OBJECTIVE. International Fund has an objective of long-term growth of capital.


    INVESTMENT POLICIES. Under normal market conditions, International Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally these securities are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. The securities in which the Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. The Fund also may hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.


    The Fund may invest in securities of issuers in, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in United States companies.



    In investing the Fund's assets, the Sub-Advisor expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.



    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies; (viii) write covered call options on foreign currencies owned by the Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    Under normal market conditions, it is expected that the Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, for temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    International Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" and "-- Foreign Currency Transactions" elsewhere herein. Because of the special risks associated with foreign investing and the Sub-Advisor's ability to invest substantial portions of the Fund's assets in a small number of countries, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.




    ---------------------------------------------------------------------------
    HEALTH SCIENCES FUND


    OBJECTIVE. Health Sciences Fund has an objective of long-term growth of capital.



    INVESTMENT POLICIES. Under normal market conditions, Health Sciences Fund invests at least 65% of its total assets in equity securities of companies which the Advisor considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine. Examples of these products and services include pharmaceuticals, health care services and administration, diagnostics, medical equipment and supplies, medical technology, and medical research and development. The Advisor anticipates investing in companies that have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services, increasing demand for a company's products or services, established market leadership, or exceptional management. A company will be deemed "principally engaged" in the health sciences industries if at the time of investment the Advisor determines that at least 50% of its assets, revenues or profits are derived from those industries.

    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    Health Sciences Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.


    ---------------------------------------------------------------------------
    TECHNOLOGY FUND


    OBJECTIVE. Technology Fund has an objective of long-term growth of capital.



    INVESTMENT POLICIES. Under normal market conditions, Technology Fund invests at least 65% of its total assets in equity securities of companies which the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. The description of the technology sector is interpreted broadly by the Advisor and may include such products or services as inexpensive computing power, such as personal computers; improved methods of communications, such as satellite transmission; or labor saving machines or instruments, such as computer-aided design equipment. The prime emphasis of the Fund is to identify those companies positioned, in the Advisor's opinion, to benefit from technological advances in areas such as semiconductors, minicomputers and peripheral equipment, scientific instruments, computer software, communications, and future automation trends in both office and factory settings.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a

    United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    Technology Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Internal Revenue Code of 1986, as amended. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. In addition, competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

    ---------------------------------------------------------------------------
    RISKS TO CONSIDER


    An investment in any of the Funds involves certain risks in addition to those noted above with respect to particular Funds. These include the following:


    EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds is subject to the risk of generally adverse equity markets.



    SMALL-CAPITALIZATION COMPANIES. Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund and Micro Cap Value Fund emphasize investments in companies with small or very small market capitalizations, and the remaining Funds (excluding Equity Index Fund and International Index Fund) are permitted to invest in equity securities of such companies. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Funds invest in small or very small capitalization companies, they are subject to this risk of greater volatility.


    ACTIVE MANAGEMENT. All of the Funds other than Equity Index Fund and International Index Fund are actively managed to a greater or lesser degree by the Advisor or, in the case of International Fund, the Sub-Advisor. The performance of these Funds therefore will reflect in part the ability of the Advisor or Sub-Advisor to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.



    FOREIGN SECURITIES. International Index Fund and International Fund are subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign securities. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Funds may be subject to greater volatility than most mutual funds which invest principally in domestic securities.



    YEAR 2000. Like other mutual funds, financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' service providers to address the Year 2000 issue with respect to the computer systems. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.




    MANAGEMENT


    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.



    ---------------------------------------------------------------------------

    INVESTMENT ADVISOR


    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.


    Each of the Funds other than International Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Advisor a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Advisor pays the Sub-Advisor's fee. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except as discussed under "Fees and Expenses -- Class A Share Fees and Expenses." The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.


    While the advisory fee payable to the Advisor with respect to International Fund is higher than the advisory fee paid by most mutual funds, the Advisor believes it is comparable to that paid by many funds having similar investment objectives and policies.



    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.


    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Advisor are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.



    ---------------------------------------------------------------------------

    SUB-ADVISOR TO INTERNATIONAL FUND




    Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Advisor to International Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). The Sub-Advisor is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-Advisory Agreement, the Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of the International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million.

    The Sub-Advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-Advisor is owned by Mr. Marvin, Mr. Palmer and 24 other holders. The Sub-Advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the Sub-Advisor managed a total of $4.6 billion in investments for 53 institutional investors.



    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS



    Balanced Fund and Large Cap Value Fund are managed by a committee comprised of Mr. Doak, Mr. Murphy, Mr. Rovner, Mr. Dubiak, Mr. Whitcomb, Mr. Shields and Mr. Twele, whose backgrounds are set forth below. Equity Income Fund and Large Cap Growth Fund are managed by a committee comprised of Mr. Bren, Mr. Doak, Mr. Dubiak, Ms. Johnson, Mr. Murphy, Mr. Whitcomb, and Mr. Glenn Johnson, whose backgrounds also are set forth below. Health Sciences Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund and Micro Cap Value Fund are managed by a committee comprised of Mr. Dubiak, Mr. Bren, Mr. Rose, Mr. Buss, Mr. Hipple and Mr. Magdlen, whose backgrounds also are set forth below. The remaining Funds are managed or co-managed as indicated below.

    JAMES DOAK is a member of the committees which manage four of the Funds, as set forth above. Mr. Doak joined the Advisor in 1982 after serving for two years as vice president of INA Capital Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investments. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from the Wharton School of Business. He is a Chartered Financial Analyst.



    JOHN M. MURPHY, JR. is a member of the committees which manage four of the Funds, as set forth above. Mr. Murphy is Chief Investment Officer of the Advisor's First American Asset Management group, having joined the Advisor in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining the Advisor. Mr. Murphy received his bachelor's degree from Regis College.


    JAMES S. ROVNER is a member of the committee which manages two of the Funds, as set forth above, and he is portfolio co-manager for Mid Cap Value Fund, Equity Index Fund and International Index Fund. Mr. Rovner joined the Advisor in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst.


    GERALD C. BREN is a member of the committees which manage seven of the Funds, as set forth above. Mr. Bren joined the Advisor in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst.




    ALBIN S. DUBIAK is a member of the committees which manage nine of the Funds, as set forth above. Mr. Dubiak began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining the Advisor as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona.


    CORI B. JOHNSON is a member of the committee which manages two of the Funds, as set forth above, and she is portfolio co-manager for Real Estate Securities Fund. She joined the Advisor in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

    ROLAND P. WHITCOMB, JR. is a member of the committees which manage four of the Funds, as set forth above, and he is portfolio manager for Technology Fund. Mr. Whitcomb joined the Advisor in 1986 after serving as an account executive with Smith Barney & Co. since 1979. Mr. Whitcomb received his bachelor's degree from the University of Chicago. He is a Chartered Financial Analyst.

    KEVIN SHIELDS is a member of the committee which manages two of the Funds and is portfolio co-manager for Mid Cap Value Fund. Mr. Shields joined the Advisor in 1993 and has five years of investment industry experience. Mr. Shields has analytic responsibilities for the banking, financial services and insurance industries. Mr. Shields received his bachelor's degree from Marquette University and his master's degree from the Applied Security and Analysis program at the University of Wisconsin.

    JOHN A. TWELE is a member of the committee which manages two of the Funds, as set forth above. Prior to joining the Advisor in 1996, he was employed in various positions at American Express Financial Advisors, Investment Advisers, Inc., Kemper Financial, and Mercantile Trust. Mr. Twele received his bachelor's degree from Indiana University.

    DOUGLAS K. ROSE is a member of the committee which manages five of the Funds. Mr. Rose joined the Advisor in 1996 and has 10 years of investment industry experience. Mr. Rose has analytic responsibilities for the business services, environmental services, leisure and restaurant/lodging industries. Mr. Rose holds a bachelor's degree from the University of Nebraska, and a master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

    ROBERT L. BUSS is a member of the committee which manages five of the Funds. Mr. Buss joined the Advisor in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. Mr. Buss holds a bachelor's degree in economics from the University of Minnesota.

    ANTHONY W. HIPPLE is a member of the committee which manages five of the Funds. Mr. Hipple is primarily responsible for portfolio analytics and screening. Mr Hipple joined the Advisor in 1996 and has 4 years of investment industry experience. Mr. Hipple holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

    EVAN C. LUNDQUIST is a portfolio co-manager of Equity Index Fund and International Index Fund. He joined the Advisor in 1993 and has four years of investment industry experience. Mr. Lundquist has analytic responsibilities for paper/forest products, metals and mining, steel, engineering and construction, and building and appliances industries. Mr. Lundquist received his bachelor's degree from St. Mary's College.

    FRANK G. MAGDLEN is a member of the committee which manages five of the Funds. He joined the Advisor in 1979 and has 24 years of investment industry experience. Prior to joining the Advisor, he was with First Interstate and Farmers Group. Mr. Magdlen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.




    GLENN E. JOHNSON is a member of the committee which manages two of the Funds. He joined the Advisor in 1989 and has 13 years of investment industry experience. Prior to joining the Advisor, he was an analyst with Piper Jaffray Inc. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

    DAVID JOHNSON is a co-manager of Real Estate Securities Fund. He joined the Advisor in 1997 and has four years of investment industry experience. He has analytic responsibilities for REITS, business services, printing and publishing, and advertising. Prior to joining the Advisor, he was with the State of Wisconsin Investment Board. Mr. Johnson received his bachelor's degree from St. Lawrence University and his master's degree in business administration from the University of Connecticut.

    A committee comprised of the following seven individuals shares the management of International Fund on behalf of the Sub-Advisor:

    DAVID F. MARVIN is Chairman of the Sub-Advisor and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-Advisor, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    STANLEY PALMER is Vice Chairman and President of the Sub-Advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. Mr. Palmer received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    TERRY B. MASON is a Senior Vice President and portfolio manager of the Sub-Advisor. Before joining the Sub-Advisor, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. Mr. Mason received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.


    JAY F. MIDDLETON is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1989. Mr. Middleton received his bachelor's degree from Wesleyan University.


    TODD D. MARVIN is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1991. Before joining the Sub-Advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.


    DAVID L. SCHAEN is a Vice President and portfolio manager of the Sub-Advisor. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the Sub-Advisor from 1991 to 1994 and an International Analyst for the Sub-Advisor from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. Mr. Schaen received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.


    STEPHEN D. MARVIN is a Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1994. Before joining the Sub-Advisor, Mr. Marvin was employed by Bear, Stearns & Company as a corporate financial analyst. Mr. Marvin received his bachelor's degree from Carleton College.




    ---------------------------------------------------------------------------
    CUSTODIAN



    The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.



    As compensation for its services to the Funds, the Custodian is paid monthly fees equal to 0.03% of the applicable Fund's average daily net assets (0.10% of average daily net assets in the case of International Index Fund and International Fund). In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.


    Rules adopted under the 1940 Act permit International Index Fund and International Fund to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. International Index Fund's and International Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for International Index Fund and International Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of International Index Fund's or International Fund's assets.


    Sub-custodian fees with respect to International Index Fund and International Fund are paid by the Custodian out of the Custodian's fees.


    ---------------------------------------------------------------------------
    ADMINISTRATOR


    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


   ---------------------------------------------------------------------------

     TRANSFER AGENT



    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.

    Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A Shares and Class B Shares of the Funds held through accounts at U.S. Bank and its affiliates. The Funds pay U.S. Bank an annual fee of $15 per account for such services.





    DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.


    Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.


    FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan") pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Alternative Sales Charge Options." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Advisor and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.


    Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with

    Rule 12b-1 under the 1940 Act, the Funds may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the Fund's Class B Shares' average daily net asset value, which fee is computed and paid monthly. The sales support fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Funds. In addition to this fee, the Distributor is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Funds. Although Class B Shares are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family of funds). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.


    The Class A and Class B Distribution Plans recognize that the Advisor, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Advisor may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., broker-dealers affiliated with the Advisor, are Participating Institutions.





    INVESTING IN THE FUNDS
    ---------------------------------------------------------------------------
    SHARE PURCHASES

    Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase order.


    THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Funds. It is the financial institution's responsibility to transmit orders promptly.


    Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service. In addition, certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting purchase orders, and the Funds will be deemed to have received a purchase order upon receipt of the order by the financial institution.


    BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:


     * complete and sign the new account form;

    * enclose a check made payable to (Fund name); and


    * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.


    After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.



    BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit To: DST Systems,
    Inc.: Account Number #160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed.



    ---------------------------------------------------------------------------
    MINIMUM INVESTMENT REQUIRED



    The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Advisor and its affiliates.



    ---------------------------------------------------------------------------
    ALTERNATIVE SALES CHARGE OPTIONS


    THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at the investor's election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B Shares represents a Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Funds' shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.


    These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversion would be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.

    The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.



    ----------------------------------------------------------------------------
    CLASS A SHARES.


    WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:

                                        EACH FUND:
                                                                                   MAXIMUM
                                                                                 AMOUNT OF
                                           SALES CHARGE      SALES CHARGE     SALES CHARGE
                                          AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                                            OF OFFERING      OF NET ASSET    PARTICIPATING
                                                  PRICE             VALUE     INSTITUTIONS
 Less than $50,000                            4.50%             4.71%             4.05%
 $50,000 but less than $100,000               4.00%             4.17%             3.60%
 $100,000 but less than $250,000              3.50%             3.63%             3.15%
 $250,000 but less than $500,00  0            2.75%             2.83%             2.47%
 $500,000 but less than $1,000,000            2.00%             2.04%             1.80%
 $1,000,000 and over                          0.00%             0.00%             0.00%


    There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchase will be subject to a contingent deferred sales charge of up to 1.00% except in the case of Equity Index Fund and International Index Fund. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.


    Net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday except on
    (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected;
    (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days on which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.


    DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

    The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.


    REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases or (ii) signing a 13-month letter of intent:

    * QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

        The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

    * LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.


    SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Advisor, the Sub-Advisor or any of their affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may also be purchased at net asset value without a sales charge by certain qualified defined contribution plans whose recordkeeping and other accounting services are performed by U.S. Bank or an affiliate of U.S. Bank. However, Participating Institutions may receive a commission of up to 1.25% on such sales. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in section 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.



    If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.


    In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

    ---------------------------------------------------------------------------
    CLASS B SHARES.

    CONTINGENT DEFERRED SALES CHARGE. Class B Shares are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.


                                           CONTINGENT DEFERRED
                                             SALES CHARGE AS A
                                                 PERCENTAGE OF
                                                 DOLLAR AMOUNT
  YEAR SINCE PURCHASE                        SUBJECT TO CHARGE

   First                                   5.00%
   Second                                  5.00%
   Third                                   4.00%
   Fourth                                  3.00%
   Fifth                                   2.00%
   Sixth                                   1.00%
   Seventh                                 None
   Eighth                                  None

    In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.


    The contingent deferred sales charge is waived on redemption of Class B Shares (i) within one year following the death or disability (as defined in the Code) of a shareholder and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.


    CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.


    ---------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PROGRAM


    Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    SYSTEMATIC INVESTMENT PROGRAM


    Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES



    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.



    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS


    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.


    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS



    Dividends are declared and paid monthly with respect to Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund and Mid Cap Value Fund, to all shareholders of record on the record date. Dividends are declared and paid quarterly with respect to Real Estate Securities Fund, Small Cap Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, International Index Fund, Health Sciences Fund, and Technology Fund, and annually with respect to International Fund. Distributions of any net realized long-term capital gains will be made at least once every 12 months. A portion of the quarterly distributions paid by Real Estate Securities Fund may be a return of capital. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.


    The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class Y Shares because of the distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends payable on the Class B Shares because of the higher distribution and shareholder servicing fees paid by Class B Shares.



    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE


    Shareholders may exchange Class A or Class B Shares of a Fund for currently available Class A or Class B Shares, respectively, of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.


    For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charges payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of Class B Shares of the "new" fund are aggregated.


    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American Fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.



    Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- By Mail." None of the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.



    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.


    Telephone exchange instructions may be recorded and will be binding upon the shareholder.

    Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.


    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.




    Shares of a class may be exchanged for shares of a class in which an investor subsequently becomes eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class Y Shares.

    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any additional fees or charges.






    REDEEMING SHARES

    Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.



    ---------------------------------------------------------------------------
    BY TELEPHONE


    A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.


    Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

    Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.


    In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


    ---------------------------------------------------------------------------
    BY MAIL


    Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

    Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

    * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

    * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

    * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

    * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

    The Funds do not accept signatures guaranteed by a notary public.

    The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

    ---------------------------------------------------------------------------
    BY SYSTEMATIC WITHDRAWAL PROGRAM


    Shareholders whose account value is at least $5,000 may elect to participate in the Systematic

    Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.


    ---------------------------------------------------------------------------
    REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

    When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


    ---------------------------------------------------------------------------
    ACCOUNTS WITH LOW BALANCES


    Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


    DETERMINING THE PRICE OF SHARES


    Class A Shares of the Funds are sold at net asset value plus a sales charge, while Class B Shares are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Alternative Sales Charge Options."


    The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent or authorized financial institution receives a purchase order or redemption request.


    It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.


    ---------------------------------------------------------------------------
    DETERMINING NET ASSET VALUE


    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price.



    Debt obligations with remaining maturities in excess of 60 days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.



    Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade.



    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.


    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.



    Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.


    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the differing distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.



    ---------------------------------------------------------------------------
    FOREIGN SECURITIES


    Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.






    FEDERAL INCOME TAXES


    Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.



    Distributions paid from the net investment income and from any net realized short-term capital gains of a Fund, will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends paid by the Funds attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations.


    Distributions paid from a Fund's net capital gains and designated as capital gain dividends generally are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.


    Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For shareholders who are individuals, estates or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.


    A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.


    International Index Fund and International Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce each Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


    If at the end of International Index Fund's and International Fund's taxable year more than 50% of their respective total assets consist of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes in gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, International Index Fund and International Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits. International Fund filed this election for each of its two most recent completed fiscal years ending September 30, 1997 and 1996.

    Alternatively, if the amount of foreign taxes paid by International Index Fund or International Fund is not large enough in future years to warrant making the election described above, each Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by each Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Funds.

    This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.

   FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.




    CALCULATION OF PERFORMANCE DATA



    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with SEC regulations.


    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.

    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.



    The performance of the Class A and Class B Shares of a Fund will normally be lower than for the Class Y Shares because Class Y Shares are not subject to the sales charges and distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of a Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.



    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


    PERFORMANCE INFORMATION FOR SUCCESSORS TO COMMON TRUST FUNDS


    From time to time, Small Cap Value Fund and Micro Cap Value Fund may advertise performance information which includes performance data for certain predecessor common trust funds.


    On November 21, 1997, Small Cap Value Fund acquired the assets and assumed all identified liabilities of the Qualivest Small Companies Value Fund. The Qualivest Small Companies Value Fund commenced operations on August 1, 1994, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to such fund.



    Micro Cap Value Fund commenced operations on August 8, 1997, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to the Fund. This predecessor common trust fund was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Advisor's parent company. The personnel who managed this common trust fund on behalf of Qualivest Capital Management, Inc. became employees of the Advisor, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.


    Such performance data is deemed relevant because the respective common trust funds were managed using investment objectives, policies and restrictions very similar to those of their corresponding Funds. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.


    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


    ---------------------------------------------------------------------------
    CASH ITEMS



    The "cash items" in which the Funds may invest, as described under "Investment Objectives and Policies," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities (including, in the case of Balanced Fund, zero coupon securities); repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission with respect thereto.


    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS



    Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Fund, the Sub-Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.



    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds (excluding Equity Index Fund and International Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.


    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

    In connection with its ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund may, with respect to its fixed income assets, enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Balanced Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES


    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, the Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.



    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS


    PURCHASES OF PUT AND CALL OPTIONS. The Funds may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Depending on the Fund, these transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices, or (only in the case of International Fund) on foreign currencies. Options on futures contracts are discussed below under "Futures and Options on Futures."


    A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

    Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

    The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.


    WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options to the extent specified with respect to particular Funds under "Investment Objectives and Policies." These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of International Fund) on foreign currencies which a Fund owns or has the right to acquire or on interest rate indices.

    When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.


    The Funds also may, to the extent specified with respect to particular Funds under "Investment Objectives and Policies," write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings, These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES


    Balanced Fund, Equity Index Fund, International Index Fund and International Fund may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." Depending on the Fund, these transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures. In addition, International Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

    A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.


    A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund and International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P 500 or EAFE Index, respectively, and to reduce transaction costs.



    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.



    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.


    Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


    ---------------------------------------------------------------------------
    FIXED INCOME SECURITIES



    The fixed income securities in which Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, Health Sciences Fund and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "Special Investment Methods -- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.



    In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "Investment Objectives and Policies -- Equity Income Fund."


    The fixed income securities specified above, as well as the fixed income securities in which Balanced Fund may invest as described under "Investment Objectives and Policies," are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES


    GENERAL. Under normal market conditions International Index Fund and International Fund invest at least 65% of their respective total assets in equity securities which trade in markets other than the United States. In addition, the other Funds (excluding Equity Index Fund and Regional Equity
    Fund) may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

    Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

    In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

    JAPANESE SECURITIES. Japanese securities comprised 29.2% of the EAFE Index as of September 30, 1997. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.

    Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchanges are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.

    A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.

    AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Index Fund and International Fund also may invest in

    European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.


    Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.


    ---------------------------------------------------------------------------
    FOREIGN CURRENCY TRANSACTIONS


    International Index Fund and International Fund invest in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Index Fund and International Fund also will incur costs in converting United States dollars to local currencies, and vice versa.


    International Index Fund and International Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.


    International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


    Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.


    International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

    ---------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES


    Balanced Fund may invest in mortgage-backed securities which are Agency Pass-Through

    Certificates or collateralized mortgage obligations ("CMOs"), as described below.


    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.



    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Balanced Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.




    It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate and inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. Balanced Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage backed securities.



    ---------------------------------------------------------------------------
    ASSET-BACKED SECURITIES


    Balanced Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


    ---------------------------------------------------------------------------
    BANK INSTRUMENTS


    The bank instruments in which Balanced Fund may invest include time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" above. In each instance, Balanced Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.





    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS


    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER



    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor or, in the case of International Fund, the Sub-Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.



   ---------------------------------------------------------------------------

     INVESTMENT RESTRICTIONS


    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:


    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.



    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.



    *   None of the Funds will make short sales of securities.

    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Small Cap Growth Fund, Technology Fund, and International Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.



    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.




    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   INFORMATION CONCERNING
   COMPENSATION PAID TO
   U.S. BANK NATIONAL
   ASSOCIATION AND
   OTHER AFFILIATES


    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this
    Prospectus:


    Investment advisory services -- see "Management-Investment Advisor"



    Custodian services -- see "Management- Custodian"


    Sub-administration services -- see "Management- Administrator"


    Shareholder servicing -- see "Distributor"


    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"



    Transfer agent services -- see "Management- Transfer Agent"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402



FAIF-1003 (5/98) R

JANUAUARY 31, 1998
AS SUPPLEMENTED ON MAY 15, 1998



EQUITY FUNDS
CLASS Y SHARES


Balanced Fund                       Small Cap Growth Fund
Real Estate Securities Fund         Small Cap Value Fund
Equity Income Fund                  Micro Cap Value Fund
Equity Index Fund                   International Index Fund
Large Cap Value Fund                International Fund
Large Cap Growth Fund               Health Sciences Fund
Mid Cap Value Fund                  Technology Fund
Regional Equity Fund




FIRST AMERICAN
     INVESTMENT FUNDS, INC.
PROSPECTUS



[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING (R)

    TABLE OF CONTENTS



Summary                                    2
 .............................................
Fees and Expenses                          6
 .............................................
Financial Highlights                       9
 .............................................
The Funds                                 16
 .............................................
Investment Objectives and Policies        16
 .............................................
Management                                31
 .............................................
Distributor                               36
 .............................................
Purchases and Redemptions of Shares       36
 .............................................
Federal Income Taxes                      40
 .............................................
Fund Shares                               41
 .............................................
Calculation of Performance Data           41
 .............................................
Performance Information for Successors to
Common Trust Funds                        42
 .............................................
Special Investment Methods                42
 .............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and
Other Affiliates                          51
 .............................................

    FIRST AMERICAN INVESTMENT FUNDS, INC.


    CLASS Y SHARES

    PROSPECTUS



    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class Y Shares of the following funds (the "Funds"):



     * BALANCED FUND
     * REAL ESTATE SECURITIES FUND
     * EQUITY INCOME FUND
     * EQUITY INDEX FUND

     * LARGE CAP VALUE FUND
     * LARGE CAP GROWTH FUND
     * MID CAP VALUE FUND

     * REGIONAL EQUITY FUND

     * SMALL CAP GROWTH FUND

     * SMALL CAP VALUE FUND
     * MICRO CAP VALUE FUND
     * INTERNATIONAL INDEX FUND
     * INTERNATIONAL FUND
     * HEALTH SCIENCES FUND

     * TECHNOLOGY FUND

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.



    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.



    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



                                                                       --------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

 SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class Y Shares of the following funds (the "Funds"):


    BALANCED FUND has an objective of maximizing total return (capital appreciation plus income). The Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities, with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the convertible securities attributable to their fixed income characteristics), and between 0% and 25% money market instruments.

    REAL ESTATE SECURITIES FUND has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies. Under normal market conditions, the Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"), with an expected emphasis on equity REITs.

    EQUITY INCOME FUND has an objective of long-term growth of capital and income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of issuers believed by the Fund's advisor to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

    EQUITY INDEX FUND has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Fund's advisor believes that its objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.


    LARGE CAP VALUE FUND (formerly known as Stock Fund) has a primary objective of capital appreciation and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

    LARGE CAP GROWTH FUND (formerly known as Diversified Growth Fund) has a primary objective of long-term growth of capital and a secondary objective to provide current income. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies that have a market capitalization of at least $1 billion at the time of purchase and that, in the Fund's advisor's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.

    MID CAP VALUE FUND (formerly known as Special Equity Fund) has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies (those with market capitalizations from $1 billion to $5 billion at the time of purchase). The Fund's policy is to invest in equity securities which the Fund's advisor believes offer the potential for greater than average capital appreciation. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

    REGIONAL EQUITY FUND has an objective of capital appreciation. The Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. The Fund invests in the securities of rapidly growing companies within this size category and geographic area. In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

    SMALL CAP GROWTH FUND (formerly known as Emerging Growth Fund) has an objective of growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase) that exhibit, in the Fund's advisor's opinion, outstanding potential for superior growth. Companies that participate in sectors that are identified by the advisor as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings.


    SMALL CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of small-capitalization companies (those with market capitalizations of less than $1 billion at the time of purchase). In selecting equity securities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

    MICRO CAP VALUE FUND has an objective of capital appreciation. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies (those with market capitalizations of less than $500 million at the time of purchase). In selecting equity seecurities, the Fund's advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase.

    INTERNATIONAL INDEX FUND has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index"). The Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The Fund's advisor believes that its objective can be best achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund.

    INTERNATIONAL FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.

    HEALTH SCIENCES FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's advisor considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine.

    TECHNOLOGY FUND has an objective of long-term growth of capital. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of companies which the Fund's advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

    INVESTMENT ADVISOR AND SUB-ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S.

    Bank") serves as investment advisor to each of the Funds through its First American Asset Management group. Marvin & Palmer Associates, Inc. (the "Sub-Advisor") serves as sub-advisor to International Fund. See "Management."

    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."

    ELIGIBLE INVESTORS; OFFERING PRICES. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class Y Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."

    EXCHANGES. Class Y Shares of any Fund may be exchanged for Class Y Shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."

    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."

    RISKS TO CONSIDER. Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities.

    Because each of the Funds other than Equity Index Fund and International Index Fund is actively managed to a greater or lesser degree, their performance will reflect in part the ability of the Advisor or Sub-Advisor to select securities which are suited to achieving their investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.


    In addition, (i) certain of the Funds are subject to risks associated with investing in small-capitalization companies; (ii) Micro Cap Value Fund is subject to risks associated with investing in very small-capitalization companies; (iii) Regional Equity Fund is subject to risks associated with concentrating its investments in a single geographic region; (iv) Real Estate Securities Fund, Health Sciences Fund and Technology Fund are subject to risks associated with concentrating their investments in a single or related economic sectors; (v) Real Estate Securities Fund is subject to risks associated with direct investments in REITs; (vi) International Index Fund and International Fund are subject to risks associated with investing in foreign securities and to currency risk;
    (vii) Equity Income Fund may invest a significant portion of its assets in less than investment grade convertible debt obligations; (viii) certain Funds other than International Index Fund and International Fund may invest specified portions of their assets in securities of foreign issuers which are listed on a United States stock exchange or represented by American Depositary Receipts or, in the case of Balanced Fund, are debt obligations of foreign issuers denominated in United States dollars; and
    (ix) certain Funds may invest (but not for speculative purposes) in stock index futures contracts, options on stock indices, options on stock index futures, index participation contracts based on the S&P 500 or the EAFE Index and/or exchange traded put and call options on interest rate futures contracts and on interest rate indices. See "Investment Objectives and Policies" and "Special Investment Methods."


    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

                 (This page has been left blank intentionally.)

    FEES AND EXPENSES


    ----------------------------------------------------------------------------
    CLASS Y SHARE FEES AND EXPENSES






                                                  REAL ESTATE      EQUITY      EQUITY    LARGE CAP   LARGE CAP
                                      BALANCED     SECURITIES      INCOME       INDEX        VALUE      GROWTH
                                          FUND           FUND        FUND        FUND         FUND        FUND
                                    ----------  -------------  ----------  ----------  -----------  ----------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on
 purchases                              None           None      None        None           None         None
 Maximum sales load imposed on
 reinvested dividends                   None           None      None        None           None         None
 Deferred sales load                    None           None      None        None           None         None
 Redemption fees                        None           None      None        None           None         None
 Exchange fees                          None           None      None        None           None         None
-----------------------------------     ----           ----      ----        ----           ----         ----
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees
 (after voluntary fee waivers)(1)       0.62%         0.45%        0.53%       0.17%        0.61%       0.61%
 Rule 12b-1 fees                         None          None         None        None         None        None
 Other expenses(1)                      0.18%         0.35%        0.22%       0.18%        0.19%       0.19%
 Total fund operating expenses
 (after voluntary fee waivers)(1)       0.80%         0.80%        0.75%       0.35%        0.80%       0.80%
----------------------------------  --------    ----------     --------    --------    ---------    --------
 EXAMPLE(2)
 You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii)
 redemption at the end of each time period:
  1 year                             $     8       $     8      $     8     $     4      $     8     $     8
  3 years                            $    26       $    26      $    24     $    11      $    26     $    26
  5 years                            $    44       $    44      $    42     $    20      $    44     $    44
 10 years                            $    99       $    99      $    93     $    44      $    99     $    99


 + THE ADVISORY FEES, OTHER EXPENSES, AND TOTAL FUND OPERATING EXPENSES SET
   FORTH ABOVE REFLECT ESTIMATES OF CURRENT EXPENSES.

(1) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. NOTWITHSTANDING THE FOREGOING, THE ADVISOR WILL MAINTAIN SUCH WAIVERS OF LARGE CAP VALUE FUND, EQUITY INDEX FUND, SMALL CAP VALUE FUND AND INTERNATIONAL INDEX FUND IN EFFECT THROUGH SEPTEMBER 30, 1998. IN ADDITION, THE ADVISOR WILL MAINTAIN SUCH WAIVERS FOR THE APPLICABLE FUNDS AT LEAST THROUGH JULY 31, 2000 SO THAT THE TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 1.00% FOR LARGE CAP VALUE FUND AND 1.39% FOR INTERNATIONAL FUND. FOR MID CAP VALUE FUND, THE ADVISOR HAS AGREED TO WAIVE ADVISORY FEES ON A VOLUNTARY BASIS TO THE EXTENT NECESSARY TO KEEP TOTAL FUND OPERATING EXPENSES FOR THE CURRENT FISCAL YEAR FROM EXCEEDING 0.90%. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70% FOR EACH FUND EXCEPT INTERNATIONAL FUND, AS TO WHICH THEY WOULD BE 1.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 0.88% FOR BALANCED FUND, 1.05% FOR REAL ESTATE SECURITIES FUND, 0.92% FOR EQUITY INCOME FUND, 0.88% FOR EQUITY INDEX FUND, 0.89% FOR LARGE CAP VALUE FUND, 0.89% FOR LARGE CAP GROWTH FUND, 0.90% FOR MID CAP VALUE FUND, 0.90% FOR REGIONAL EQUITY FUND, 0.91% FOR SMALL CAP GROWTH FUND, 0.90% FOR SMALL CAP VALUE FUND, 1.07% FOR MICRO CAP VALUE FUND, 0.99% FOR INTERNATIONAL INDEX FUND, 1.52% FOR INTERNATIONAL FUND, 1.04% FOR HEALTH SCIENCES FUND, AND 0.92% FOR TECHNOLOGY FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE AND, FOR SMALL CAP VALUE FUND AND INTERNATIONAL INDEX FUND, IS BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

      MID CAP   REGIONAL    SMALL CAP    SMALL CAP    MICRO CAP    INTERNATIONAL                       HEALTH
        VALUE     EQUITY       GROWTH        VALUE        VALUE            INDEX    INTERNATIONAL    SCIENCES   TECHNOLOGY
         FUND       FUND         FUND         FUND         FUND             FUND             FUND        FUND         FUND
------------- ----------  -----------  -----------  -----------  ---------------  ---------------  ----------  -----------

     None         None         None          None         None         None             None        None          None

     None         None         None          None         None         None             None        None          None
     None         None         None          None         None         None             None        None          None
     None         None         None          None         None         None             None        None          None
     None         None         None          None         None         None             None        None          None
------------- ----------  -----------  -----------  -----------  ---------------  ---------------  ----------  -----------

     0.70%         0.70%        0.69%        0.70%+       0.53%        0.46%+           1.08%       0.56%        0.68%
     None          None         None         None         None         None             None        None          None
     0.19%         0.20%        0.21%        0.20%+       0.37%        0.29%+           0.27%       0.34%        0.22%

     0.89%         0.90%        0.90%        0.90%+       0.90%        0.75%+           1.35%       0.90%        0.90%
------------- ----------  -----------  -----------  -----------  ---------------  ---------------  ----------  -----------



   $    9       $     9      $     9      $     9      $     9       $    8          $    14      $    9      $     9
   $   28       $    29      $    29      $    29      $    29       $   24          $    43      $   29      $    29
   $   49       $    50      $    50      $    50      $    50       $   42          $    74      $   50      $    50
   $  110       $   111      $   111      $   111      $   111       $   93          $   162      $  111      $   111



(2) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: BALANCED FUND, $9, $28, $49 AND $108; REAL ESTATE SECURITIES FUND, $11, $33, $58 AND $128; EQUITY INCOME FUND, $9, $29, $51 AND $113; EQUITY INDEX FUND, $9, $28, $49 AND $108; LARGE CAP VALUE FUND, $9, $28, $49 AND $110; LARGE CAP GROWTH FUND, $9, $28, $49 AND $110; MID CAP VALUE FUND, $9, $29, $50 AND $111; REGIONAL
    EQUITY FUND, $9, $29, $50 AND $111; SMALL CAP GROWTH FUND, $9, $29, $50
    AND $112; SMALL CAP VALUE FUND, $9, $29, $50 AND $111; MICRO CAP VALUE FUND, $11, $34, $59 AND $131; INTERNATIONAL INDEX FUND, $10, $32, $55 AND $121; INTERNATIONAL FUND, $15, $48, $83 AND $181; HEALTH SCIENCES FUND, $11, $33, $57 AND $127; AND TECHNOLOGY FUND, $9, $29, $51 AND $113.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS

    The following audited financial highlights for each of the Funds should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual reports to shareholders dated September 30, 1997 and dated November 30, 1997 (for Small Cap Value Fund and International Index Fund).


    Further information about the Funds' performance is contained in such FAIF annual reports which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

    For the periods ended September 30,
    For a share outstanding throughout the period




                                                                      REALIZED AND
                                                                        UNREALIZED      DIVIDENDS    DISTRIBUTIONS
                                          NET ASSET            NET        GAINS OR       FROM NET             FROM
                                    VALUE BEGINNING     INVESTMENT     (LOSSES) ON     INVESTMENT          CAPITAL
                                          OF PERIOD         INCOME     INVESTMENTS         INCOME            GAINS
                                  -----------------   ------------   -------------   ------------   --------------
BALANCED FUND Class Y
 1997                                 $  13.15          $  0.42         $  2.86        $ (0.42)        $ (0.58)
 1996                                    12.13             0.42            1.43          (0.42)          (0.41)
 1995                                    10.54             0.40            1.73          (0.39)          (0.15)
 1994(1)                                 10.86             0.25           (0.32)         (0.25)             --
REAL ESTATE SECURITIES FUND Class Y
 1997                                 $  11.53          $  0.74         $  3.43        $ (0.67)        $ (0.03)
 1996                                    10.37             0.57            1.29          (0.53)             --
 1995(2)                                 10.00             0.13            0.39          (0.11)             --
EQUITY INCOME FUND Class Y
 1997                                 $  12.66          $  0.43         $  3.40        $ (0.44)        $ (0.35)
 1996                                    11.24             0.42            1.43          (0.42)          (0.01)
 1995                                     9.89             0.41            1.35          (0.41)             --
 1994(3)                                  9.90             0.07           (0.03)         (0.05)             --
EQUITY INDEX FUND Class Y
 1997                                 $  15.47          $  0.29         $  5.70        $ (0.29)        $ (0.43)
 1996                                    13.34             0.31            2.31          (0.31)          (0.18)
 1995                                    10.67             0.28            2.75          (0.27)          (0.09)
 1994(1)                                 10.85             0.20           (0.18)         (0.20)             --
LARGE CAP VALUE FUND Class Y
 1997                                 $  22.60          $  0.39         $  7.90        $ (0.38)        $ (1.76)
 1996                                    19.56             0.42            4.09          (0.42)          (1.05)
 1995                                    16.50             0.36            3.64          (0.35)          (0.59)
 1994(4)                                 16.47             0.25            0.03          (0.25)             --
-------                               --------          -------         -------        -------         -------


 + RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(A) BEGINNING IN 1996, AVERAGE COMMISSION RATE PAID PER SHARE IS DISCLOSED FOR ALL APPLICABLE SECURITIES PURCHASES AND SALES SUBJECT TO COMMISSIONS. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.
(B) REPRESENTS A DISTRIBUTION OR PARTIAL DISTRIBUTION IN EXCESS OF NET INVESTMENT INCOME DUE TO THE TAX TREATMENT OF FOREIGN CURRENCY RELATED TRANSACTIONS.
(1) THIS CLASS OF SHARES HAS BEEN OFFERED SINCE FEBRUARY 4. 1994 (THE FUND ITSELF HAVING COMMENCED OPERATIONS ON DECEMBER 14, 1992). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON JUNE 30, 1995. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) THIS CLASS OF SHARES HAS BEEN OFFERED SINCE AUGUST 2, 1994 (THE FUND ITSELF HAVING COMMENCED OPERATIONS ON DECEMBER 18, 1992). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) THIS CLASS OF SHARES HAS BEEN OFFERED SINCE FEBRUARY 4, 1994 (THE FUND ITSELF HAVING COMMENCED OPERATIONS ON DECEMBER 22, 1987). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) COMMENCED OPERATIONS ON APRIL 4, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

(6) THE FINANCIAL HIGHLIGHTS FOR INTERNATIONAL INDEX FUND AND SMALL CAP VALUE FUND AS SET FORTH HEREIN INCLUDE THE HISTORICAL FINANCIAL HIGHLIGHTS OF THE QUALIVEST INTERNATIONAL OPPORTUNITIES FUND AND THE QUALIVEST SMALL COMPANIES VALUE FUND (CLASS Y SHARES), RESPECTIVELY. THE ASSETS OF THE QUALIVEST INTERNATIONAL OPPORTUNITIES FUND AND THE QUALIVEST SMALL COMPANIES VALUE FUND WERE ACQUIRED BY INTERNATIONAL INDEX FUND AND SMALL CAP VALUE FUND, RESPECTIVELY, ON NOVEMBER 21, 1997. IN CONNECTION WITH SUCH ACQUISITION, THE CLASS Y AND CLASS Q SHARES OF THE QUALIVEST INTERNATIONAL OPPORTUNITIES FUND AND THE QUALIVEST SMALL COMPANIES VALUE FUND WERE EXCHANGED FOR CLASS C SHARES (NOW DESIGNATED AS CLASS Y SHARES) OF INTERNATIONAL INDEX FUND AND SMALL CAP VALUE FUND, RESPECTIVELY.

                                                                                         RATIO OF
                                                                        RATIO OF NET  EXPENSES TO
                   NET ASSET                                 RATIO OF     INVESTMENT      AVERAGE
   DISTRIBUTIONS       VALUE                 NET ASSETS   EXPENSES TO      INCOME TO   NET ASSETS   PORTFOLIO     AVERAGE
     FROM RETURN      END OF       TOTAL         END OF       AVERAGE        AVERAGE   (EXCLUDING    TURNOVER  COMMISSION
      OF CAPITAL      PERIOD      RETURN   PERIOD (000)    NET ASSETS     NET ASSETS     WAIVERS)        RATE    RATE (A)
---------------- ----------- ----------- -------------- ------------- -------------- ------------ ----------- -----------
 $      --        $  15.43      26.17%   $  418,087          0.80%          2.99%         0.88%        84%    $ 0.0700
        --           13.15       15.89      332,786          0.80           3.31          0.89         73       0.0619
        --           12.13       20.89      192,145          0.79           3.61          0.94         77           --
        --           10.54       (0.64)+    125,285          0.75           3.51          1.05         98           --
$   (0.01)        $  14.99       37.07%  $   40,501          0.80%          4.57%         1.05%        14%    $ 0.0700
    (0.17)           11.53       18.53       17,895          0.80           5.13          1.51          8       0.0704
    (0.04)           10.37        5.19+       5,756          0.80           6.01          2.34          0           --
$      --         $  15.70       31.45%  $  369,919          0.75%          3.12%         0.92%        39%    $ 0.0571
       --            12.66       16.79       64,590          0.75           3.50          0.95         23       0.0700
       --            11.24       18.24       52,126          0.75           4.11          1.06         23           --
       --             9.89        0.45+      17,489          0.75           5.61          1.14        108           --
$      --         $  20.74       39.85%  $  557,258          0.35%          1.62%         0.88%         8%    $ 0.0419
       --            15.47       19.98      348,539          0.35           2.14          0.90         10       0.0377
       --            13.34       29.17      218,932          0.35           2.41          0.95          9           --
       --            10.67        0.18+     163,688          0.35           2.59          1.03         11           --
$      --         $  28.75       39.13%  $1,095,262          0.80%          1.39%         0.89%        57%    $ 0.0640
       --            22.60       24.32      471,206          0.80           1.90          0.88         40       0.0653
       --            19.56       25.50      312,559          0.79           2.10          0.94         52           --
       --            16.50        1.70+     154,949          0.75           2.28          1.01         65           --
----------        --------      ------   ----------          ----           ----          ----        ---     --------

 (7) FOR THE FOUR MONTH PERIOD ENDED NOVEMBER 30, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
 (8) THE BOARD OF DIRECTORS OF FAIF APPROVED A CHANGE IN THE FUNDS' FISCAL YEAR END FROM JULY 31 TO NOVEMBER 30, EFFECTIVE NOVEMBER 30, 1997.
 (9) FOR THE PERIOD ENDED JULY 31.
(10) COMMENCED OPERATIONS ON AUGUST 1, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(11) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(12) COMMENCED OPERATIONS ON JULY 3, 1995. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(13) COMMENCED OPERATIONS ON JANUARY 31, 1996. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    For the periods ended September 30,
    For a share outstanding throughout the period




                                                                           REALIZED AND
                                                                             UNREALIZED          DIVIDENDS
                                               NET ASSET            NET        GAINS OR           FROM NET    DISTRIBUTIONS
                                         VALUE BEGINNING     INVESTMENT     (LOSSES) ON         INVESTMENT     FROM CAPITAL
                                               OF PERIOD         INCOME     INVESTMENTS             INCOME            GAINS
                                       -----------------   ------------   -------------   ----------------   --------------
LARGE CAP GROWTH FUND Class Y
 1997                                      $  13.66          $  0.12         $  4.26         $  (0.13)          $ (0.27)
 1996                                         11.78             0.18            1.88            (0.18)               --
 1995                                          9.10             0.17            2.67            (0.16)               --
 1994(3)                                       8.92             0.03            0.18            (0.03)               --
MID CAP VALUE FUND Class Y
 1997                                      $  20.43          $  0.16         $  6.98         $  (0.16)          $ (3.20)
 1996                                         17.89             0.25            3.95            (0.24)            (1.42)
 1995                                         17.30             0.38            1.61            (0.38)            (1.02)
 1994(4)                                      16.34             0.22            0.96            (0.22)               --
REGIONAL EQUITY FUND Class Y
 1997                                      $  17.75          $  0.05         $  6.18         $  (0.13)          $ (0.69)
 1996                                         17.13             0.09            1.70            (0.06)          $ (1.11)
 1995                                         12.52             0.11            4.90            (0.08)            (0.32)
 1994(1)                                      12.41             0.07            0.11            (0.07)               --
SMALL CAP GROWTH FUND Class Y
 1997                                      $  14.79          $ (0.04)        $  3.55         $     --           $ (0.66)
 1996                                         13.41            (0.03)           1.77            (0.01)            (0.35)
 1995                                         10.56             0.03            2.99            (0.02)            (0.15)
 1994(5)                                      10.00             0.01            0.56            (0.01)               --
SMALL CAP VALUE FUND(6) Class Y
 1997(7)(8)                                $  17.87          $ (0.01)        $  0.37         $     --           $    --
 1997(9)                                      13.96             0.04            5.43            (0.04)            (1.52)
 1996(9)                                      13.26             0.06            1.81            (0.06)            (1.11)
 1995(9)(10)                                  10.00             0.13            3.30            (0.12)            (0.05)
MICRO CAP VALUE FUND Class Y
 1997(11)                                  $  10.00          $    --         $  0.95         $     --           $    --
INTERNATIONAL INDEX FUND(6) Class Y
 1997(7)(8)                                $  12.37          $  0.06         $ (1.41)        $  (0.03)          $    --
 1997(9)                                      10.69             0.13            1.70            (0.13)(B)         (0.02)
 1996(9)                                      10.48             0.09            0.18            (0.06)               --
 1995(9)(12)                                  10.00             0.01            0.47               --                --
INTERNATIONAL FUND Class Y
 1997                                      $  10.31          $  0.03         $  3.06         $  (0.17)(B)       $    --
 1996                                         10.30            (0.01)           0.22            (0.20)(B)            --
 1995                                         10.22             0.01            0.07               --                --
 1994(5)                                      10.00            (0.01)           0.23               --                --
HEALTH SCIENCES FUND Class Y
 1997                                      $   9.87          $ (0.01)        $  2.33         $  (0.01)          $ (0.10)
 1996(13)                                     10.00             0.03           (0.15)           (0.01)               --
TECHNOLOGY FUND Class Y
 1997                                      $  19.29          $ (0.06)        $  3.12         $     --           $ (2.06)
 1996                                         18.24            (0.04)           2.98               --             (1.89)
 1995                                         11.19            (0.03)           7.31               --             (0.23)
 1994(5)                                      10.00            (0.01)           1.20               --                --
--------                                   --------          -------         -------         --------           -------

                                                                                              RATIO OF
                                                                             RATIO OF NET  EXPENSES TO
                   NET ASSET                                     RATIO OF      INVESTMENT      AVERAGE
   DISTRIBUTIONS       VALUE                     NET ASSETS   EXPENSES TO   INCOME (LOSS)   NET ASSETS   PORTFOLIO     AVERAGE
     FROM RETURN      END OF           TOTAL         END OF       AVERAGE      TO AVERAGE   (EXCLUDING    TURNOVER  COMMISSION
      OF CAPITAL      PERIOD          RETURN   PERIOD (000)    NET ASSETS      NET ASSETS     WAIVERS)        RATE    RATE (A)
---------------- ----------- --------------- -------------- ------------- --------------- ------------ ----------- -----------
$    --           $  17.64         32.75%       $681,151         0.80%          0.77%          0.89%        34%     $  0.0633
     --           $  13.66         17.58         255,900         0.79           1.39           0.92         21         0.0593
     --              11.78         31.57         132,854         0.75           1.69           1.01         28             --
     --               9.10         2.36 +         31,875         0.75           2.37           1.08        101             --
$    --           $  24.21         40.25%       $509,308         0.89%          0.82%          0.90%        82%     $  0.0691
     --              20.43         25.61         247,828         0.88           1.35           0.88        143         0.0673
     --              17.89         12.84         201,786         0.88           2.30           0.95         72             --
     --              17.30         7.31 +        128,806         0.79           1.93           1.03        116             --
$    --           $  23.16         36.49%       $351,007         0.90%          0.35%          0.90%        17%     $  0.0699
     --              17.75         11.27         259,138         0.88           0.49           0.90         36         0.0697
     --              17.13         41.40         188,583         0.84           0.78           0.95         42             --
     --              12.52         1.46 +         96,045         0.80           0.82           1.05         41             --
$    --           $  17.64         25.19%       $151,607         0.90%         (0.28)%         0.91%        54%     $  0.0681
     --              14.79         13.39          73,025         0.89          (0.24)          0.96         39         0.0700
     --              13.41         29.16          41,716         0.84           0.20           1.19         51             --
     --              10.56         5.68 +          6,849         0.80           0.23           2.59         19             --
$    --           $  18.23          2.01%+      $461,046         1.06%         (0.06)%         1.06%         3%     $  0.0638
     --              17.87         41.96         449,988         1.06           0.25           1.06         29         0.0519
     --              13.96         14.94         297,793         1.08           0.41           1.08         34         0.0398
     --              13.26        34.76 +        209,626         0.60           1.20           1.12         37         N/A
$    --           $  10.95          9.50%       $246,601         0.90%         (0.02)%         1.07%         0%     $  0.0676
$    --           $  10.99        (10.93)%+     $155,976         0.66%          1.23%          0.95%         0%     $  0.0207
     --              12.37         17.24         210,538         0.73           1.15           1.03          3         0.0241
     --              10.69          2.56         142,478         0.81           1.18           1.10          6         0.0221
     --              10.48         4.80 +         60,073         1.18           1.32           1.39          0         N/A
$    --           $  13.23         30.38%       $217,414         1.67%          0.06%          1.67%        96%     $  0.0199
     --              10.31          2.11         135,238         1.72          (0.06)          1.72        100         0.0345
     --              10.30          0.78          94,400         1.74           0.12           1.81         57             --
     --              10.22         2.20 +         47,963         1.75          (0.19)          2.05         16             --
$    --           $  12.08         23.89%       $ 41,243         0.90%          0.06%          1.04%        54%     $  0.0695
     --               9.87        ( 1.20)%+     $ 12,485         0.90           0.43           1.87         19      $  0.0700
$    --           $  20.29         17.95%       $148,659         0.90%         (0.41)%         0.92%       150%     $  0.0675
     --              19.29         18.85          64,602         0.90          (0.60)          1.01        119         0.0700
     --              18.24         66.22          29,272         0.88          (0.35)          1.30         74             --
     --              11.19         11.90%+         6,491         0.80          (0.21)          3.12         43             --
--------          --------       -------        --------         ----          -----           ----        ---      ---------

    The following unaudited financial highlights for Micro Cap Value Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Fund's unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998.



    Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling
    (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


    For the period ended December 31, 1997




                                                                       REALIZED AND     DIVIDENDS
                                          NET ASSET            NET       UNREALIZED      FROM NET
                                    VALUE BEGINNING     INVESTMENT         GAINS ON    INVESTMENT
                                          OF PERIOD         INCOME      INVESTMENTS        INCOME
                                  -----------------   ------------   --------------   -----------
MICRO CAP VALUE FUND(1) Class Y        $ 10.00           $ 0.01         $ (0.04)        $ (0.01)
--------------------------------       -------           ------         -------         -------



 + RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

(A) BEGINNING IN 1997, AVERAGE COMMISSION RATE PAID PER SHARE IS DISCLOSED FOR ALL APPLICABLE SECURITIES PURCHASES AND SALES SUBJECT TO COMMISSIONS. THE COMPARABILITY OF THIS INFORMATION MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

(1) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                            RATIO OF
                                                                           RATIO OF NET  EXPENSES TO
   DISTRIBUTION   NET ASSET                                     RATIO OF     INVESTMENT      AVERAGE
           FROM       VALUE                     NET ASSETS   EXPENSES TO      INCOME TO   NET ASSETS                 AVERAGE
        CAPITAL      END OF           TOTAL         END OF       AVERAGE        AVERAGE   (EXCLUDING   PORTFOLIO  COMMISSION
           GAIN      PERIOD          RETURN   PERIOD (000)    NET ASSETS     NET ASSETS     WAIVERS)    TURNOVER    RATE (A)
--------------- ----------- --------------- -------------- ------------- -------------- ------------ ----------- -----------

       $(0.59)    $ 9.37            (0.19)%+     $200,228         0.88%          0.17%         0.97%          2%    $ 0.0622
---------------   ------            -----        --------         ----           ----          ----    -----------  --------

    THE FUNDS

    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class Y) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.


    This Prospectus relates only to the Class Y Shares of the Funds named on the cover hereof. Information regarding the Class A and Class B Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.


    INVESTMENT OBJECTIVES AND POLICIES


    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds except Real Estate Securities Fund, Health Sciences Fund, and Technology Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). Real Estate Securities Fund, Health Sciences Fund, and Technology Fund are non-diversified companies under the 1940 Act.


    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. Similarly, if a Fund is required or permitted to invest a stated percentage of its assets in companies with no more or no less than a stated market capitalization, deviations from the stated percentages which result from changes in companies' market capitalizations after the Fund purchases their shares will not be deemed to violate the limitation. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, except in the case of Equity Income Fund, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.


    When the term "equity securities" is used in this Prospectus, it refers to common stock and securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common stock.

    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."

    ---------------------------------------------------------------------------
    BALANCED FUND


    OBJECTIVE. Balanced Fund has an objective of maximizing total return (capital appreciation plus income).



    INVESTMENT POLICIES. Balanced Fund seeks to achieve its objective by investing in a balanced portfolio of equity securities and fixed income securities. Over the long term, it is anticipated that the Fund's asset mix will average approximately 60% equity securities and 40% fixed income securities with the asset mix normally ranging between 40% and 75% equity securities, between 25% and 60% fixed income securities (including only that portion of the value of convertible securities attributable to their fixed income characteristics), and between 0% and 25% money market instruments. The Advisor may make moderate shifts among asset classes in order to attempt to increase returns or reduce risk.

    With respect to the equity security portion of the Fund's portfolio, the Advisor follows the same investment policies as are described below under "-- Large Cap Value Fund -- Investment Policies."


    The fixed income portion of the Fund's portfolio is invested in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-related securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the fixed income securities held by the Fund will not exceed 15 years.


    The Fund's permitted fixed income investments include notes, bonds and discount notes of United States Government agencies or instrumentalities (including zero coupon securities); domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor; other investments, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization.


    Subject to the foregoing limitations, the fixed income securities in which the Fund may invest include (i) mortgage-backed securities (provided that the Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage-backed securities); (ii) asset-backed securities; and (iii) bank instruments. In addition, the Fund may invest up to 15% of its total fixed income assets in foreign securities payable in United States dollars. For information about these kinds of investments and certain associated risks, see the related headings under "Special Investment Methods," and for information concerning certain risks associated with investing in fixed income securities generally, see "Special Investment Methods -- Fixed Income Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (vii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (viii) invest up to 25% of its total fixed income assets in mortgage dollar roll transactions and (ix) in order to attempt to reduce risk, write covered call options on interest rate indices. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."

    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    REAL ESTATE SECURITIES FUND


    OBJECTIVE. Real Estate Securities Fund has an objective of providing above average current income and long-term capital appreciation by investing primarily in equity securities of real estate companies.


    INVESTMENT POLICIES. Under normal market conditions, Real Estate Securities Fund invests at least 65% of its total assets in income producing equity securities of publicly traded companies principally engaged in the real estate industry. For this purpose, a company is deemed to be "principally engaged" in the real estate industry if (i) it derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate, or (ii) has at least 50% of the fair market value of its assets invested in such real estate. The Fund seeks to invest in equity securities that provide a dividend yield that exceeds the composite dividend yield of the securities included in the S&P 500.

    A majority of the Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.


    REITs generally can be classified as Equity REITs, Mortgage REITs, and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special

    Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although the Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").



    Because the Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.


    ---------------------------------------------------------------------------
    EQUITY INCOME FUND


    OBJECTIVE. Equity Income Fund has an objective of long-term growth of capital and income.



    INVESTMENT POLICIES. Under normal market conditions, Equity Income Fund invests at least 65% of its total assets in equity securities of issuers believed by the Advisor to be characterized by sound management, the ability to finance expected growth and the ability to pay above average dividends.

    The Fund invests in equity securities that have relatively high dividend yields and which, in the Advisor's opinion, will result in a relatively stable Fund dividend with a growth rate sufficient to maintain the purchasing power of the income stream. Although the Advisor anticipates that higher yielding equity securities will generally represent the core holdings of the Fund, the Fund may invest in lower yielding but higher growth equity securities to the extent that the Advisor believes such investments are appropriate to achieve portfolio balance. All securities held by the Fund will provide current income consistent with the Fund's investment objective.

    The "equity securities" in which the Fund may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated at the time of purchase as low as CCC by Standard & Poor's or Caa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Debt obligations rated less than BBB by Standard & Poor's or Baa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Obligations rated CCC by

    Standard & Poor's or Caa by Moody's are considered to be of poor standing and are predominantly speculative. Descriptions of Standard & Poor's and Moody's rating categories are contained in the Statement of Additional Information. If the rating of an obligation is reduced below the categories set forth above after purchase or is discontinued, the Fund is not required to sell the obligation but may consider doing so.


    Purchases of less than investment grade convertible debt obligations are intended to advance the Fund's objective of long-term growth of capital through the "upside" potential of the obligations' conversion features and to advance the Fund's objective of income through receipt of interest payable on the obligations. The Fund will not invest more than 25% of its total assets in convertible debt obligations which are rated less than investment grade or which are of comparable quality in the judgment of the Advisor. For the year ended September 30, 1997, the following weighted average percentages of the Fund's total assets were invested in convertible and nonconvertible debt obligations with the indicated Standard & Poor's ratings or their equivalents: AAA, 0%; AA, 0%; A, 0%; BBB, 1%; BB, 0%; B, 1%; and CCC, 0%.


    Debt obligations which are rated less than investment grade generally are subject to greater market fluctuations and greater risk of loss of income and principal due to default by the issuer than are higher-rated obligations. The value of these obligations tends to reflect short-term corporate, economic, interest rate and market developments and investor perceptions of the issuer's credit quality to a greater extent than investment grade obligations. In addition, since the market for these obligations is relatively new and does not have as many participants as the market for higher-rated obligations, it may be more difficult to dispose of or to determine the value of these obligations. In the case of a convertible debt obligation, these risks may be present in a greater degree where the principal amount of the obligation is greater than the current market value of the common stock into which it is convertible.

    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    EQUITY INDEX FUND


    OBJECTIVE. Equity Index Fund has an objective of providing investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").



    INVESTMENT POLICIES. Equity Index Fund invests primarily (at least 65% of total assets) in common stocks included in the S&P 500. The Advisor believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the S&P 500, depending on the size of the Fund.


    Standard & Poor's designates the stocks included in the S&P 500 on a statistical basis. A particular stock's weighting in the S&P 500 is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the S&P 500. From time to time, Standard & Poor's may add or delete stocks to or from the S&P 500. Inclusion of a particular stock in the S&P 500 does not imply any opinion by Standard & Poor's as to its merits as an investment, nor is Standard & Poor's a sponsor of or in any way affiliated with the Fund.



    The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the S&P 500, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in a stock or industry closely approximates the percentage of the S&P 500 represented by that stock or industry. Portfolio turnover is expected to be well below that of actively managed mutual funds. Inasmuch as the common stock of the Advisor's parent company U.S. Bancorp is included in the S&P 500, such stock may be purchased by the Fund consistent with its indexing-based policies.



    Because the Fund may not always hold all of the stocks included in the S&P 500, the Fund will not duplicate the S&P 500's performance precisely. However, there will be a close correlation between the Fund's performance and that of the S&P 500 in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. The Fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the S&P 500, the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the S&P 500's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

    The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures, and index participation contracts based on the S&P 500. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the S&P 500; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may engage in securities lending as described under "Special Investment Methods -- Lending of Portfolio Securities."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.

    ---------------------------------------------------------------------------

    LARGE CAP VALUE FUND

    OBJECTIVES. Large Cap Value Fund has a primary objective of capital appreciation. A secondary objective of the Fund is to provide current income.

    INVESTMENT POLICIES. Under normal market conditions, Large Cap Value Fund invests at least 65% of its total assets in common stocks diversified among a broad range of industries and among companies that have a market capitalization of at least $1 billion at the time of purchase. In selecting equity securities, the Advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of less than $1 billion and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------

    LARGE CAP GROWTH FUND

    OBJECTIVES. Large Cap Growth Fund has a primary objective of long-term growth of capital. A secondary objective of the Fund is to provide current income.

    INVESTMENT POLICIES. Under normal market conditions, Large Cap Growth Fund invests at least 65% of its total assets in equity securities of companies that have a market capitalization of at least $1 billion at the time of purchase that, in the Advisor's judgment, exhibit a combination of above average growth in revenue and earnings, strong management and sound and improving financial condition.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------

    MID CAP VALUE FUND

    OBJECTIVE. Mid Cap Value Fund has an objective of capital appreciation.

    INVESTMENT POLICIES. Under normal market conditions, Mid Cap Value Fund invests at least 65% of its total assets in equity securities of mid-capitalization companies. For these purposes, mid-capitalization companies are deemed those with market capitalizations of from $1 billion to $5 billion at the time of purchase. In selecting equity securities, the Advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    ---------------------------------------------------------------------------
    REGIONAL EQUITY FUND

    OBJECTIVE. Regional Equity Fund has an objective of capital appreciation.


    INVESTMENT POLICIES. Regional Equity Fund seeks to achieve its objective by investing, in normal market conditions, at least 65% of its total assets in equity securities of small-capitalization companies headquartered in Minnesota, North and South Dakota, Montana, Wisconsin, Michigan, Iowa, Nebraska, Colorado and Illinois. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. In selecting equity securities, the Advisor employs a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at the time of purchase. In assessing relative value, the Advisor will consider factors such as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

    In addition to the risks associated with investing in small-capitalization companies, see "-- Risks to Consider -- Small-Capitalization Companies" below, the Fund's policy of concentrating its equity investments in a geographic region means that it will be subject to adverse economic, political or other developments in that region. Although the region in which the Fund principally invests has a diverse industrial base (including, but not limited to, agriculture, mining, retail, transportation, utilities, heavy and light manufacturing, financial services, insurance, computer technology and medical technology), this industrial base is not as diverse as that of the country as a whole. The Fund therefore may be less diversified by industry and company than other funds with a similar investment objective and no geographic limitation.

    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities without regard to the location of the issuer's headquarters or the issuer's market capitalization and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------

    SMALL CAP GROWTH FUND

    OBJECTIVE. Small Cap Growth Fund has an objective of growth of capital.

    INVESTMENT POLICIES. Under normal market conditions, Small Cap Growth Fund invests at least 65% of its total assets in equity securities of small-capitalization companies that exhibit, in the Advisor's opinion, outstanding potential for superior growth. For these purposes, small-capitalization companies are deemed those with market capitalizations of less than $1 billion at the time of purchase. Companies that participate in sectors that are identified by the Advisor as having long-term growth potential generally are expected to make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected by the Advisor to produce superior growth in revenues and earnings.



    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------
    SMALL CAP VALUE FUND

    OBJECTIVE. Small Cap Value Fund has an objective of capital appreciation.


    INVESTMENT POLICIES. Under normal market conditions, Small Cap Value Fund invests at least 65% of its total assets in equity securities of small-capitalization companies. For these purposes, small-capitalization companies are deemed those with market capitalization of less than $1 billion at the time of purchase. In selecting equity securities, the Advisor utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at time of purchase. In assessing relative value, the Advisor will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.


    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $1 billion or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------
    MICRO CAP VALUE FUND


    OBJECTIVE. Micro Cap Value Fund has an objective of capital appreciation.


    INVESTMENT POLICIES. Under normal market conditions, Micro Cap Value Fund invests at least 65% of its total assets in equity securities of very small-capitalization companies. For these purposes, very small-capitalization companies are deemed those with market capitalizations of less than $500 million at the time of purchase. In selecting equity securities, the Advisor utilizes a value-based selection discipline, investing in equity securities it believes are undervalued relative to other securities in the same industry or market at time of purchase. In assessing relative value, the Advisor will consider such factors as ratios of market price to earnings, market price to book value, market price to assets, estimated earnings growth rate, cash flow and liquidation value.

    The Fund also may invest up to 35% of its total assets in the aggregate in equity securities of issuers with a market capitalization of $500 million or more and in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."


    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------
    INTERNATIONAL INDEX FUND


    OBJECTIVE. International Index Fund has an objective of providing investment results that correspond to the performance of the Morgan Stanley Europe, Australia, Far East Composite Index (the "EAFE Index").



    INVESTMENT POLICIES. International Index Fund invests primarily (at least 65% of total assets) in common stocks included in the EAFE Index. The EAFE Index includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore/Malaysia. The Advisor believes that the Fund's objective can best be achieved by investing in the common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. Normally, International Index Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries.



    Morgan Stanley designates the stocks included in the EAFE Index. A particular stock's weighting in the EAFE Index is based on its total market value (that is, its market price per share times the number of shares outstanding) relative to that of all stocks included in the EAFE Index. From time to time, Morgan Stanley may add or delete stocks to or from the EAFE Index. Inclusion of a particular stock in the EAFE Index does not imply any opinion by Morgan Stanley as to its merits as an investment, nor is Morgan Stanley a sponsor of or in any way affiliated with the Fund.


    The Fund is managed by utilizing a computer program that identifies which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund includes a stock in its investment portfolio in the order of the stock's weighting in the EAFE Index, starting with the most heavily weighted stock. Thus, the proportion of Fund assets invested in an industry or country closely approximates the percentage of the EAFE Index represented by that industry or country. Portfolio turnover is expected to be well below that of actively managed mutual funds.


    Because the Fund may not always hold all of the stocks included in the EAFE Index, the Fund will not duplicate the EAFE Index performance precisely. However, there will be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. The Fund's ability to replicate the performance of the EAFE Index may be affected by, among other things, changes in securities market, the manner in which Morgan Stanley calculates the EAFE Index, administrative and other expenses incurred by the Fund, taxes (including foreign withholding taxes, which will affect the Fund), the amount and timing of cash flows into and out of the Fund, commissions, sales charges (if any) and other expenses. Although cash flows into and out of the Fund will affect the Fund's portfolio turnover rate and its ability to replicate the EAFE Index's performance, investment adjustments will be made, as practicably as possible, to account for these circumstances. In the event the Fund is unable to achieve this correlation over time, the Board of Directors of the Fund will consider alternative strategies for the Fund.

    The Fund also may invest up to 20% of its total assets in the aggregate in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the EAFE Index. The Fund will not invest in these types of contracts and options for speculative purposes, but rather to maintain sufficient liquidity to meet redemption requests; to increase the level of Fund assets devoted to replicating the composition of the EAFE Index; and to reduce transaction costs. These types of contracts and options and certain associated risks are described under "Special Investment Methods -- Options Transactions." In addition, the Fund may enter into repurchase agreements and engage in securities lending as described under "Special Investment Methods -- Repurchase Agreements" and "Special Investment Methods -- Lending of Portfolio Securities."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    ---------------------------------------------------------------------------
    INTERNATIONAL FUND


    OBJECTIVE. International Fund has an objective of long-term growth of capital.


    INVESTMENT POLICIES. Under normal market conditions, International Fund invests at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade in markets other than the United States. Generally these securities are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States. The securities in which the Fund invests include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as American Depositary Receipts and European Depositary Receipts. The Fund also may hold securities of other investment companies (which investments are also subject to the advisory fee) and depositary or custodial receipts representing beneficial interests in any of the foregoing securities.


    The Fund may invest in securities of issuers in, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Pakistan, Peru, the Philippines, Poland, Portugal, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, and Venezuela. Normally, the Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the Fund's assets could be invested in United States companies.



    In investing the Fund's assets, the Sub-Advisor expects to place primary emphasis on country selection, followed by selection of industries or sectors within or across countries and by selection of individual stocks corresponding to the industries or sectors selected. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also may invest in emerging markets where smaller capitalization companies are the norm.



    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 50% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; (v) engage in the lending of portfolio securities; (vi) engage in foreign currency transactions; (vii) in order to attempt to reduce risk, purchase put and call options on foreign currencies; (viii) write covered call options on foreign currencies owned by the Fund; and (ix) enter into contracts for the future purchase or delivery of securities, foreign currencies, and indices, purchase or sell options on any such futures contracts and engage in related closing transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    Under normal market conditions, it is expected that the Fund will be fully invested in equity securities and related hedging instruments (except for short-term investments of cash for liquidity purposes and pending investment). However, for temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.


    International Fund is subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. These risks are discussed under "Special Investment Methods -- Foreign Securities" and "-- Foreign Currency Transactions" elsewhere herein. Because of the special risks associated with foreign investing and the Sub-Advisor's ability to invest substantial portions of the Fund's assets in a small number of countries, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities.




    ---------------------------------------------------------------------------
    HEALTH SCIENCES FUND


    OBJECTIVE. Health Sciences Fund has an objective of long-term growth of capital.



    INVESTMENT POLICIES. Under normal market conditions, Health Sciences Fund invests at least 65% of its total assets in equity securities of companies which the Advisor considers to be principally engaged in the development, production or distribution of products or services connected with health care or medicine. Examples of these products and services include pharmaceuticals, health care services and administration, diagnostics, medical equipment and supplies, medical technology, and medical research and development. The Advisor anticipates investing in companies that have the potential for above average growth in revenue and earnings as a result of new or unique products, processes or services, increasing demand for a company's products or services, established market leadership, or exceptional management. A company will be deemed "principally engaged" in the health sciences industries if at the time of investment the Advisor determines that at least 50% of its assets, revenues or profits are derived from those industries.

    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."

    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    Health Sciences Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. Many products and services in the health sciences industries may become rapidly obsolete due to technological and scientific advances. In addition, the health sciences industries generally are subject to greater governmental regulation than many other industries, so that changes in governmental policies may have a material effect on the demand for products and services in these industries. Regulatory approvals generally are required before new drugs, medical devices or medical procedures can be introduced and before health care providers can acquire additional facilities or equipment.



    ---------------------------------------------------------------------------
    TECHNOLOGY FUND


    OBJECTIVE. Technology Fund has an objective of long-term growth of capital.



    INVESTMENT POLICIES. Under normal market conditions, Technology Fund invests at least 65% of its total assets in equity securities of companies which the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. The description of the technology sector is interpreted broadly by the Advisor and may include such products or services as inexpensive computing power, such as personal computers; improved methods of communications, such as satellite transmission; or labor saving machines or instruments, such as computer-aided design equipment. The prime emphasis of the Fund is to identify those companies positioned, in the Advisor's opinion, to benefit from technological advances in areas such as semiconductors, minicomputers and peripheral equipment, scientific instruments, computer software, communications, and future automation trends in both office and factory settings.


    The Fund also may invest up to 35% of its total assets in fixed income securities of the kinds described under "Special Investment Methods -- Fixed Income Securities."

    Subject to the limitations stated above, the Fund may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a

    United States stock exchange or represented by American Depositary Receipts. For information about these kinds of investments and certain associated risks, see "Special Investment Methods -- Foreign Securities."


    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, purchase put and call options on equity securities and on stock indices; (iii) write covered call options covering up to 25% of the equity securities owned by the Fund and write call options on stock indices related to such equity securities; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may without limitation hold cash or invest in cash items of the kinds described under "Special Investment Methods -- Cash Items." The Fund also may invest not more than 35% of its total assets in cash and cash items in order to utilize assets awaiting normal investment.



    Technology Fund operates as a non-diversified investment company, as defined in the 1940 Act, but intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code. Since a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers which will be in the same or related economic sectors, the Fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of diversified investment companies. In addition, competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.


    ---------------------------------------------------------------------------
    RISKS TO CONSIDER


    An investment in any of the Funds involves certain risks in addition to those noted above with respect to particular Funds. These include the following:


    EQUITY SECURITIES GENERALLY. Market prices of equity securities generally, and of particular companies' equity securities, frequently are subject to greater volatility than prices of fixed income securities. Market prices of equity securities as a group have dropped dramatically in a short period of time on several occasions in the past, and they may do so again in the future. Each of the Funds is subject to the risk of generally adverse equity markets.



    SMALL-CAPITALIZATION COMPANIES. Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund and Micro Cap Value Fund emphasize investments in companies with small or very small market capitalizations, and the remaining Funds (excluding Equity Index Fund and International Index Fund) are permitted to invest in equity securities of such companies. The equity securities of such companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future. To the extent that the Funds invest in small or very small capitalization companies, they are subject to this risk of greater volatility.


    ACTIVE MANAGEMENT. All of the Funds other than Equity Index Fund and International Index Fund are actively managed to a greater or lesser degree by the Advisor or, in the case of International Fund, the Sub-Advisor. The performance of these Funds therefore will reflect in part the ability of the Advisor or Sub-Advisor to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, these Funds could underperform other mutual funds with similar investment objectives or the market generally.



    FOREIGN SECURITIES. International Index Fund and International Fund are subject to special risks associated with investing in foreign securities and to declines in net asset value resulting from changes in exchange rates between the United States dollar and foreign securities. These risks are discussed under "Special Investment Methods -- Foreign Securities" elsewhere herein. Because of the special risks associated with foreign investing, the Funds may be subject to greater volatility than most mutual funds which invest principally in domestic securities.



    YEAR 2000 Like other mutual funds, financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' service providers to address the Year 2000 issue with respect to the computer systems they use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.




   MANAGEMENT


    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.



    ---------------------------------------------------------------------------

    INVESTMENT ADVISOR


    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.


    Each of the Funds other than International Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Advisor a monthly fee calculated on the same basis equal to 1.25% of its average daily net assets, out of which the Advisor pays the Sub-Advisor's fee. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except as discussed under "Fees and Expenses -- Class Y Share Fees and Expenses." The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.


    While the advisory fee payable to the Advisor with respect to International Fund is higher than the advisory fee paid by most mutual funds, the Advisor believes it is comparable to that paid by many funds having similar investment objectives and policies.



    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.


    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.



    ---------------------------------------------------------------------------

    SUB-ADVISOR TO INTERNATIONAL FUND


    Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Advisor to International Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). The Sub-Advisor is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. For its services under the Sub-Advisory Agreement, the Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million and 0.40% of International Fund's average daily net assets in excess of $500 million.


    The Sub-Advisor, a privately held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The stock of the Sub-Advisor is owned by Mr. Marvin, Mr. Palmer and 24 other holders. The Sub-Advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the Sub-Advisor managed a total of $4.6 billion in investments for 53 institutional investors.



    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS



    Balanced Fund and Large Cap Value Fund are managed by a committee comprised of Mr. Doak, Mr. Murphy, Mr. Rovner, Mr. Dubiak, Mr. Whitcomb, Mr. Shields and Mr. Twele, whose backgrounds are set forth below. Equity Income Fund and Large Cap Growth Fund are managed by a committee comprised of Mr. Bren, Mr. Doak, Mr. Dubiak, Ms. Johnson, Mr. Murphy, Mr. Whitcomb and Mr. Glenn Johnson, whose backgrounds also are set forth below. Health Sciences Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund and Micro Cap Value Fund are managed by a committee comprised of Mr. Dubiak, Mr. Bren, Mr. Rose, Mr. Buss, Mr. Hipple and Mr. Magdlen, whose backgrounds also are set forth below. The remaining Funds are managed or co-managed as indicated below.


    JAMES DOAK is a member of the committees which manage four of the Funds, as set forth above. Mr. Doak joined the Advisor in 1982 after serving for two years as vice president of INA Capital Advisors and ten years as Vice President of Loomis-Sayles & Co. He has managed assets for individual and institutional clients, specializing in equity investments. Mr. Doak received his bachelor's degree from Brown University and his master's degree in business administration from the Wharton School of Business. He is a Chartered Financial Analyst.



    JOHN M. MURPHY, JR. is a member of the committees which manage four of the Funds, as set forth above. Mr. Murphy is Chief Investment Officer of the Advisor's First American Asset Management group, having joined the Advisor in 1984. He has more than 30 years in the investment management field and served with Investment Advisers, Inc. and Blyth, Eastman, Dillon & Co. before joining the Advisor. Mr. Murphy received his bachelor's degree from Regis College.


    JAMES S. ROVNER is a member of the committee which manages two of the Funds, as set forth above, and he is portfolio co-manager for Mid Cap Value Fund, Equity Index Fund and International Index Fund. Mr. Rovner joined the Advisor in 1986 and has managed assets for institutional and individual clients for over 15 years, specializing in equity and balanced investment strategies. Mr. Rovner received his bachelor's degree and his master's degree in business administration from the University of Wisconsin. He is a Chartered Financial Analyst.


    GERALD C. BREN is a member of the committees which manage seven of the Funds, as set forth above. Mr. Bren joined the Advisor in 1972 as an investment analyst. Mr. Bren received his master's degree in business administration from the University of Chicago. He is a Chartered Financial Analyst.





    ALBIN S. DUBIAK is a member of the committees which manage nine of the Funds, as set forth above. Mr. Dubiak began his investment career as a security trader with The First National Bank of Chicago in 1963 before joining the Advisor as an investment analyst in 1969. Mr. Dubiak received his bachelor's degree from Indiana University and his master's degree in business administration from the University of Arizona.

    CORI B. JOHNSON is a member of the committee which manages two of the Funds, as set forth above, and she is portfolio co-manager for Real Estate Securities Fund. She joined the Advisor in 1991 as a securities analyst. Ms. Johnson received her bachelor's degree from Concordia College and her master's degree in business administration from the University of Minnesota. She is a Chartered Financial Analyst.

    ROLAND P. WHITCOMB, JR. is a member of the committees which manage four of the Funds, as set forth above, and he is portfolio co-manager for Technology Fund. Mr. Whitcomb joined the Advisor in 1986 after serving as an account executive with Smith Barney & Co. since 1979. Mr. Whitcomb received his bachelor's degree from the University of Chicago. He is a Chartered Financial Analyst.

    KEVIN SHIELDS is a member of the committee which manages two of the Funds and is portfolio co-manager for Mid Cap Value Fund. Mr. Shields joined the Advisor in 1993 and has five years of investment industry experience. Mr. Shields has analytic responsibilities for the banking, financial services and insurance industries. Mr. Shields received his bachelor's degree from Marquette University and his master's degree from the Applied Security and Analysis program at the University of Wisconsin.

    JOHN A. TWELE is a member of the committee which manages two of the Funds, as set forth above. Prior to joining the Advisor in 1996, he was employed in various positions at American Express Financial Advisors, Investment Advisers, Inc., Kemper Financial, and Mercantile Trust. Mr. Twele received his bachelor's degree from Indiana University.

    DOUGLAS K. ROSE is a member of the committee which manages five of the Funds. Mr. Rose joined the Advisor in 1996 and has ten years of investment industry experience. Mr. Rose has analytic responsibilities for business services, environmental services, leisure and restaurant/lodging industries. Mr. Rose holds a bachelor's degree from the University of Nebraska, and master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.


    ROBERT L. BUSS is a member of the committee which manages five of the Funds. Mr. Buss joined the Advisor in 1989 and has nine years of investment industry experience. In 1996, Mr. Buss began analytical work in the equity research area covering electric equipment, machinery and diversified manufacturing. Mr. Buss holds a bachelor's degree in economics from the University of Minnesota.

    ANTHONY W. HIPPLE is a member of the committee which manages five of the Funds. Mr. Hipple is primarily responsible for portfolio analytics and screening. Mr. Hipple joined the Advisor in 1996 and has four years of investment industry experience. Mr. Hipple holds a bachelor's degree from the University of Northern Iowa and a master's degree in business administration from the University of Iowa.

    EVAN C. LUNDQUIST is portfolio co-manager of Equity Index Fund and International Index Fund. He joined the Advisor in 1993 and has four years of investment industry experience. Mr. Lundquist has analytic responsibilities for paper/forest products, metals and mining, steel, engineering and construction, and building and appliances industries. Mr. Lundquist received his bachelor's degree from St. Mary's College.

    FRANK G. MAGDLEN is a member of the committee which manages five of the Funds. He joined the Advisor in 1979 and has 24 years of investment industry experience. Prior to joining the Advisor, he was with First Interstate and Farmers Group. Mr. Magdlen received his bachelor's degree from the University of Portland and his master's degree in business administration from the University of Southern California. He is a Chartered Financial Analyst and past president of the Portland Society of Financial Analysts.

    GLENN E. JOHNSON is a member of the committee which manages two of the Funds. He joined the Advisor in 1989 and has 13 years of investment industry experience. Prior to joining the Advisor, he was an analyst with Piper Jaffray Inc. Mr. Johnson received his bachelor's degree and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

    DAVID JOHNSON is a co-manager of Real Estate Securities Fund. He joined the Advisor in 1997 and has four years of investment industry experience. He has analytic responsibilities for REITs, business services, printing and publishing, and advertising. Prior to joining the Advisor, he was with the State of Wisconsin Investment Board. He received his bachelor's degree from St. Lawrence University and his master's degree in business administration from the University of Connecticut.

    A committee comprised of the following seven individuals shares the management of International Fund on behalf of the Sub-Advisor:

    DAVID F. MARVIN is Chairman of the Sub-Advisor and founded the firm together with Mr. Palmer in 1986. Before founding the Sub-Advisor, Mr. Marvin was Vice President in charge of DuPont Corporation's $10 billion internally-managed pension fund. Prior to that Mr. Marvin was Associate Portfolio Manager, and then Head Portfolio Manager, for Investors Diversified Services' IDS Stock Fund. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his bachelor's degree from the University of Illinois and his master's degree in business administration from Northwestern University. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    STANLEY PALMER is Vice Chairman and President of the Sub-Advisor and co-founder of the firm. Mr. Palmer was Equity Portfolio Manager for DuPont Corporation from 1978 through 1986, an analyst and portfolio manager at Investors Diversified Services from 1971 through 1978, and an analyst at Harris Trust & Savings Bank from 1964 through 1971. Mr. Palmer received his bachelor's degree from Gustavus Adolphus College and his master's degree in business administration from the University of Iowa. He is a Chartered Financial Analyst and a member of the Financial Analysts Federation.

    TERRY B. MASON is a Senior Vice President and portfolio manager of the Sub-Advisor. Before joining the Sub-Advisor, Mr. Mason was employed for 14 years by DuPont Corporation, the last five as international equity analyst and international trader. Mr. Mason received his bachelor's degree from Glassboro State College and his master's degree in business administration from Widener University.


    JAY F. MIDDLETON is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1989. Mr. Middleton received his bachelor's degree from Wesleyan University.


    TODD D. MARVIN is a Senior Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1991. Before joining the Sub-Advisor, Mr. Marvin was employed by Oppenheimer & Company as an analyst in investment banking. Mr. Marvin received his bachelor's degree from Wesleyan University.


    DAVID L. SCHAEN is a Vice President and portfolio manager of the Sub-Advisor. Before becoming a Portfolio Manager, Mr. Schaen was Head Trader for the Sub-Advisor from 1991 to 1994 and an International Analyst for the Sub-Advisor from 1994 to 1995. Prior to 1991 he was Head Trader and Investment Officer at the Bank of Delaware. Mr. Schaen received his bachelor's degree from the University of Delaware and his master's degree in business administration from Widener University.


    STEPHEN D. MARVIN is a Vice President and portfolio manager for the Sub-Advisor and joined the firm in 1994. Before joining the Sub-Advisor, Mr. Marvin was employed by Bear, Stearns & Company as a corporate financial analyst. Mr. Marvin received his bachelor's degree from Carleton College.



    ---------------------------------------------------------------------------
    CUSTODIAN



    The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.


    As compensation for its services to the Funds, the Custodian is paid monthly fees equal to 0.03% of the applicable Fund's average daily net assets (0.10% of average daily net assets in the case of International Index Fund and International Fund). In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

    Rules adopted under the 1940 Act permit International Index Fund and International Fund to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. International Index Fund's and International Fund's portfolio of non-United States securities are held by sub-custodians which are approved by the directors of FAIF or a foreign custody manager appointed by the directors in accordance with these rules. This determination is made pursuant to these rules following a consideration of a number of factors including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform custodian services for International Index Fund and International Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and the risks of potential nationalization or expropriation of International Index Fund's or International Fund's assets.

    Sub-custodian fees with respect to International Index Fund and International Fund are paid by the Custodian out of the Custodian's fees.


    ---------------------------------------------------------------------------
    ADMINISTRATOR


    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


    ---------------------------------------------------------------------------
    TRANSFER AGENT



    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.






   DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.


    The Distributor, the Administrator and the Advisor may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Advisor and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.


    PURCHASES AND REDEMPTIONS OF SHARES

    ---------------------------------------------------------------------------
    SHARE PURCHASES AND REDEMPTIONS


    Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").



    Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit To: DST Systems, Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives Federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.


    Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call its financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.



    The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption orders received before 3:00 p.m. Central time, payment will ordinarily be made the next Business Day by transfer of Federal funds, but payment may be made up to 7 days after the request.



    ---------------------------------------------------------------------------
    WHAT SHARES COST



    Class Y Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each Business Day, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.



    DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors. Securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recently quoted bid price.

    Debt obligations with remaining maturities in excess of sixty days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade.


    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.


    Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's exchange rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by the Reuters system.

    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.


    FOREIGN SECURITIES. Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.


    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES


    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.


    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS

    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.

    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS


    Dividends are declared and paid monthly with respect to Balanced Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund and Mid Cap Value Fund, to all shareholders of record on the record date. Dividends are declared and paid quarterly with respect to Real Estate Securities Fund, Small Cap Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, International Index Fund, Health Sciences Fund, and Technology Fund, and annually with respect to International Fund. Distributions of any net realized long-term capital gains will be made at least once every 12 months. A portion of the quarterly distributions paid by Real Estate Securities Fund may be a return of capital. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.


    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.


    The amount of dividends payable on Class Y Shares generally will be more than the dividends payable on Class A or Class B Shares because of the distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.

    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE


    Shareholders may exchange Class Y Shares of a Fund for currently available Class Y Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.


    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.


    Written exchange requests must be signed exactly as shown on the authorization form. None of the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.



    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent or financial institution. Shares may be exchanged between two Funds by telephone only if both Funds have identical shareholder registrations.



    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.


    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


    Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class Y Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.


    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or charges.





   FEDERAL INCOME TAXES

    Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.


    Distributions paid from the net investment income and from any net realized short-term capital gains of a Fund, will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Dividends paid by the Funds attributable to investments in the securities of foreign issuers will not be eligible for the 70% deduction for dividends received by corporations.


    Distributions paid from a Fund's net capital gains and designed as capital gain dividends generally are taxable as long-term capital gains in the hands of shareholders, regardless of the length of time during which they have held their shares. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.


    Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For shareholders who are individuals, estates or trusts, the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.


    A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.

    International Index Fund and International Fund may be required to pay withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%, which would reduce each Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

    If at the end of International Index Fund's and International Fund's taxable year more than 50% of their respective total assets consist of securities of foreign corporations, such Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such foreign taxes in gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable income or, alternatively, use them as foreign tax credits against their federal income taxes. If such an election is filed for a year, International Index Fund and International Fund shareholders will be notified of the amounts which they may deduct as foreign taxes paid or used as foreign tax credits. International Fund filed this election for each of its two most recent completed fiscal years ended September 30, 1997 and 1996.

    Alternatively, if the amount of foreign taxes paid by International Index Fund or International Fund is not large enough in future years to warrant making the election described above, each Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Funds.

    This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.

    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.


    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.


    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.





    CALCULATION OF PERFORMANCE DATA



    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with SEC regulations.


    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.


    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.

    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.


    The performance of the Class Y Shares of a Fund will normally be higher than for the Class A and Class B Shares because Class Y Shares are not subject to the sales charges and distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A and Class B Shares.


    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.




    PERFORMANCE INFORMATION FOR SUCCESSORS TO COMMON TRUST FUNDS

    From time to time, Small Cap Value Fund and Micro Cap Value Fund may advertise performance information which includes performance data for certain predecessor common trust funds.

    On November 21, 1997, Small Cap Value Fund acquired the assets and assumed all identified liabilities of the Qualivest Small Companies Value Fund. The Qualivest Small Companies Value Fund commenced operations on August 1, 1994, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to such fund.


    Micro Cap Value Fund commenced operations on August 8, 1997, when substantially all of the assets of a certain common trust fund which was exempt from registration under the 1940 Act was transferred to the Fund. This predecessor common trust fund was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Advisor's parent company. The personnel who managed the common trust fund on behalf of Qualivest Capital Management, Inc. became employees of the Advisor, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.


    Such performance data is deemed relevant because the common trust funds were managed using investment objectives, policies and restrictions very similar to those of their corresponding Fund. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.




   SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


    ---------------------------------------------------------------------------
    CASH ITEMS


    The "cash items" in which the Funds may invest, as described under "Investment Objectives and Policies," include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities (including, in the case of Balanced Fund, zero coupon securities); repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto.

    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS



    Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Fund, the Sub-Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.



    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds (excluding Equity Index Fund and International Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.


    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.



    In connection with its ability to purchase securities on a when-issued or delayed delivery basis, Balanced Fund may, with respect to its fixed income assets, enter into mortgage "dollar rolls" in which the Fund sells securities and simultaneously contracts with the same counter party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of a mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. Balanced Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.



    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES


    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, the Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these loans, which, in the case of U.S. Bank, are 40% of the Fund's income from such securities lending transactions.



    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS


    PURCHASES OF PUT AND CALL OPTIONS. The Funds may purchase put and call options. These transactions will be undertaken only for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Depending on the Fund, these transactions may include the purchase of put and call options on equity securities, on stock indices, on interest rate indices, or (only in the case of International Fund) on foreign currencies. Options on futures contracts are discussed below under "Futures and Options on Futures."


    A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

    Options on indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on an index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    None of the Funds other than International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

    The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.


    WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options to the extent specified with respect to particular Funds under "Investment Objectives and Policies." These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of International Fund) on foreign currencies which a Fund owns or has the right to acquire or on interest rate indices.

    When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.


    The Funds also may, to the extent specified with respect to particular Funds under "Investment Objectives and Policies," write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES


    Balanced Fund, Equity Index Fund, International Index Fund and International Fund may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." Depending on the Fund, these transactions may include the purchase of stock index futures and options on stock index futures, and the purchase of interest rate futures and options on interest rate futures. In addition, International Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, or foreign currency.

    A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.


    A Fund may use futures contracts and options on futures in an effort to hedge against market risks and, in the case of International Fund, as part of its management of foreign currency transactions. In addition, Equity Index Fund and International Index Fund may use stock index futures and options on futures to maintain sufficient liquidity to meet redemption requests, to increase the level of Fund assets devoted to replicating the composition of the S&P 500 or EAFE Index, respectively, and to reduce transaction costs.



    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.



    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where a Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to International Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.


    Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.


    ---------------------------------------------------------------------------
    FIXED INCOME SECURITIES



    The fixed income securities in which Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Regional Equity Fund, Small Cap Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, Health Sciences Fund and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Cash Items." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.



    In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "Investment Objectives and Policies -- Equity Income Fund."


    The fixed income securities specified above, as well as the fixed income securities in which Balanced Fund may invest as described under "Investment Objectives and Policies," are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES


    GENERAL. Under normal market conditions International Index Fund and International Fund invests at least 65% of their respective total assets in equity securities which trade in markets other than the United States. In addition, the other Funds (excluding Equity Index Fund and Regional Equity Fund) may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

    Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

    In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

    JAPANESE SECURITIES. Japanese securities comprised 29.2% of the EAFE Index as of September 30, 1997. As a result, securities of Japanese companies may represent a significant component of International Index Fund's investment assets.

    Japan is politically organized as a democratic, parliamentary republic and has a population of approximately 122 million. The Japanese economy is heavily industrial and export-oriented. Although Japan is dependent upon foreign economies for raw materials, Japan's balance of payments in recent years has been strong and positive. Japan has eight stock exchanges located throughout the country, but over 80% of all trading is conducted on the Tokyo Stock Exchange. Prices of stocks listed on the Japanese stock exchanges are quoted continuously during regular business hours. Trading commissions are at fixed scale rates which vary by the type and the value of the transaction, but can be negotiable for large transactions. Securities in Japan are denominated and quoted in yen. Yen are fully convertible and transferable based on floating exchange rates into all currencies, without administrative or legal restrictions, for both nonresidents and residents of Japan.


    A significant investment in Japanese securities by International Index Fund may entail a higher degree of risk than with more diversified international portfolios.


    AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Index Fund and International Fund also may invest in

    European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.


    Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.


    ---------------------------------------------------------------------------
    FOREIGN CURRENCY TRANSACTIONS


    International Index Fund and International Fund invest in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Index Fund and International Fund also will incur costs in converting United States dollars to local currencies, and vice versa.






    International Index Fund and International Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date certain at a specified price. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.


    International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. It may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.


    Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on its foreign currency transactions.


    International Fund does not intend to enter into forward currency contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

    ---------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES


    Balanced Fund may invest in mortgage-backed securities which are Agency Pass-Through

    Certificates or collateralized mortgage obligations ("CMOs"), as described below.


    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.



    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Balanced Fund will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Fund may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.




    It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate and inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. Balanced Fund will not invest more than 10% of its total fixed income assets in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage backed securities.



    ---------------------------------------------------------------------------
    ASSET-BACKED SECURITIES


    Balanced Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


    ---------------------------------------------------------------------------
    BANK INSTRUMENTS


    The bank instruments in which Balanced Fund may invest include time and savings deposits, deposit notes and bankers acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" above. In each instance, Balanced Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS


    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER



    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor or, in the case of International Fund, the Sub-Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.



    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS


    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:


    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.



    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.



    *   None of the Funds will make short sales of securities.

    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Small Cap Growth Fund, Technology Fund, and International Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.



    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.




    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.


    INFORMATION CONCERNING COMPENSATION PAID
    TO U.S. BANK NATIONAL ASSOCIATION
    AND OTHER AFFILIATES


    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this
    Prospectus:


    Investment advisory services -- see "Management-Investment Advisor"



    Custodian services -- see "Management- Custodian"


    Sub-administration services -- see "Management-Administrator"


    Shareholder servicing -- see "Distributor"



    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402



FAIF-1503 (5/98) I

JANUARY 31, 1998 AS SUPPLEMENTED ON MAY 15, 1998


TAX FREE BOND FUNDS

CLASS A SHARES


Intermediate Tax
Free Fund

California Intermediate
Tax Free Fund

Colorado Intermediate
Tax Free Fund

Minnesota Intermediate
Tax Free Fund



FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS



[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

    TABLE OF CONTENTS



Summary                                   2
 ............................................
Fees and Expenses                         4
 ............................................
Financial Highlights                      6
 ............................................
The Funds                                10
 ............................................
Investment Objectives and Policies       10
 ............................................
Management                               14
 ............................................
Distributor                              16
 ............................................
Investing in the Funds                   17
 ............................................
Redeeming Shares                         22
 ............................................
Determining the Price of Shares          24
 ............................................
Income Taxes                             25
 ............................................
Tax-Exempt vs. Taxable Income            28
 ............................................
Fund Shares                              28
 ............................................
Calculation of Performance Data          29
 ............................................
Performance Information for Successor to
Common Trust Funds                       30
 ............................................
Special Investment Methods               30
 ............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and
Other Affiliates                         36
 ............................................

    FIRST AMERICAN INVESTMENT FUNDS, INC.


    CLASS A SHARES PROSPECTUS


    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A Shares of the following funds (the "Funds"):


    * INTERMEDIATE TAX FREE FUND


    * CALIFORNIA INTERMEDIATE
         TAX FREE FUND


    * COLORADO INTERMEDIATE
         TAX FREE FUND



     * MINNESOTA INTERMEDIATE
         TAX FREE FUND



    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.


    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

    SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A Shares of the following funds (the "Funds"):



    INTERMEDIATE TAX FREE FUND has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.


    CALIFORNIA INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and California income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

    COLORADO INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Colorado income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.


    MINNESOTA INTERMEDIATE TAX FREE FUND (formerly Minnesota Insured Intermediate Tax Free Fund) has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Minnesota income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal or the Minnesota alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.


    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds through its First American Asset Management group. See "Management."



    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."


    OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 3.00%. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds --
    Class A Share Price and Sales Charge."


    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."


    EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."


    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."

    RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).



    In addition, the value of municipal obligations held by the Funds may be adversely affected by local political and economic conditions and developments in the states and political subdivisions which issue the obligations. Investors should note in this regard that California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund and Minnesota Intermediate Tax Free Fund invest principally in municipal obligations of issuers located only in California, Colorado and Minnesota, respectively. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."



    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES

    ----------------------------------------------------------------------------
    CLASS A SHARE FEES AND EXPENSES




                                                                           CALIFORNIA         COLORADO       MINNESOTA
                                                        INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                                            TAX FREE         TAX FREE         TAX FREE        TAX FREE
                                                                FUND             FUND             FUND            FUND
                                                      --------------   --------------   --------------   -------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases (as a
 percentage of offering price)(1)                             3.00%            3.00%            3.00%            3.00%
 Maximum sales load imposed on reinvested dividends           None             None             None             None
 Deferred sales load                                          None             None             None             None
 Redemption fees                                              None             None             None             None
 Exchange fees                                                None             None             None             None
-----------------------------------------------------   ----------       ----------       ----------       ----------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)(2)  0.47%            0.29%            0.49%            0.50%
 Rule 12b-1 fees(2)                                         0.00%            0.00%            0.00%            0.00%
 Other expenses                                             0.23%            0.41%            0.21%            0.20%
 Total fund operating expenses
 (after voluntary fee waivers)(2)                           0.70%            0.70%            0.70%            0.70%
-----------------------------------------------------   ----------       ----------       ----------       ----------
 EXAMPLE(3)
 You would pay the following expenses on a $1,000 investment, assuming (i) the maximum applicable sales charge for all funds; (ii) a 5% annual return; and (iii) redemption at the end of each time period:
  1 year                                                 $    37          $    37          $    37          $    37
  3 years                                                $    52          $    52          $    52          $    52
  5 years                                                $    68          $    68          $    68          $    68
 10 years                                                $   114          $   114          $   114          $   114


(1) THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. PURCHASES OF $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE, BUT THE DISTRIBUTOR AND CERTAIN SECURITIES FIRMS, FINANCIAL INSTITUTIONS (INCLUDING, WITHOUT LIMITATION, BANKS) AND OTHER INDUSTRY PROFESSIONALS MAY RECEIVE A COMMISSION OF UP TO 1.00% ON SUCH SALES. IN ADDITION, A CONTINGENT DEFERRED SALES CHARGE OF UP TO 1.00% MAY BE IMPOSED ON SUCH PURCHASES IN THE EVENT OF REDEMPTION WITHIN 24 MONTHS FOLLOWING THE DATE OF THE APPLICABLE PURCHASE. SEE "INVESTING IN THE FUNDS -- CLASS A SHARE PRICE AND SALES CHARGE."

(2) THE ADVISOR AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THEIR FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. EACH OF THESE PERSONS INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%; RULE 12b-1 FEES CALCULATED ON SUCH BASIS WOULD BE 0.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.18% FOR INTERMEDIATE TAX FREE FUND, 1.36% FOR CALIFORNIA INTERMEDIATE TAX FREE FUND, 1.16% FOR COLORADO INTERMEDIATE TAX FREE FUND, AND 1.15% FOR MINNESOTA INTERMEDIATE TAX FREE FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.

(3) ABSENT THE FEE WAIVERS REFERRED TO IN (2) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: INTERMEDIATE TAX FREE FUND, $42, $66, $93 AND $169; CALIFORNIA INTERMEDIATE TAX FREE FUND, $43, $72, $102 AND $189; COLORADO INTERMEDIATE TAX FREE FUND, $41, $66, $92 AND $167; AND MINNESOTA INTERMEDIATE TAX FREE FUND, $41, $65, $91 AND $166.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS

    The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

    For the periods ended September 30,
    For a share outstanding throughout the period




                                                           REALIZED AND
                                                             UNREALIZED     DIVIDENDS
                               NET ASSET            NET        GAINS OR      FROM NET
                         VALUE BEGINNING     INVESTMENT     (LOSSES) ON    INVESTMENT
                               OF PERIOD         INCOME     INVESTMENTS        INCOME
                       -----------------   ------------   -------------   -----------
INTERMEDIATE TAX FREE FUND Class A
    1997                    $ 10.66          $  0.47         $  0.24        $ (0.47)
    1996                      10.72             0.46            0.01          (0.46)
    1995                      10.28             0.49            0.43          (0.48)
    1994                      10.92             0.44           (0.57)         (0.44)
    1993                      10.56             0.47            0.42          (0.47)
    1992                      10.34             0.53            0.22          (0.53)
    1991(1)                   10.04             0.50            0.31          (0.50)
    1990(2)                   10.08             0.56           (0.04)         (0.56)
    1989(2)                   10.19             0.56           (0.11)         (0.56)
    1988(2)(3)                10.03             0.47            0.16          (0.47)
CALIFORNIA INTERMEDIATE TAX FREE FUND Class A
    1997(4)                 $ 10.00          $  0.06         $  0.04        $ (0.06)
COLORADO INTERMEDIATE TAX FREE FUND Class A
    1997                    $ 10.42          $  0.48         $  0.24        $ (0.48)
    1996                      10.51             0.49           (0.04)         (0.49)
    1995                      10.15             0.49            0.36          (0.49)
    1994(5)                   10.00             0.21            0.16          (0.22)
MINNESOTA INTERMEDIATE TAX FREE FUND Class A
    1997                    $  9.91          $  0.44         $  0.21        $ (0.44)
    1996                       9.92             0.45            0.02          (0.45)
    1995                       9.58             0.46            0.33          (0.45)
    1994(6)                   10.00             0.25           (0.42)         (0.25)
--------                    -------          -------         -------        -------


 *  TOTAL RETURN EXCLUDES SALES CHARGES.
 + RETURNS, EXCLUDING SALES CHARGES, ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) ON SEPTEMBER 3, 1991, THE BOARD OF DIRECTORS OF FAIF APPROVED A CHANGE IN FAIF'S FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE
    SEPTEMBER 30, 1991. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) FOR THE PERIOD ENDED OCTOBER 31.
(3) COMMENCED OPERATIONS ON DECEMBER 22, 1987. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) COMMENCED OPERATIONS ON APRIL 4, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) COMMENCED OPERATIONS ON FEBRUARY 25, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                                RATIO OF
                                                                               RATIO OF NET  EXPENSES TO
                       NET ASSET                                    RATIO OF     INVESTMENT      AVERAGE
       DISTRIBUTIONS       VALUE                    NET ASSETS   EXPENSES TO      INCOME TO   NET ASSETS  PORTFOLIO
                FROM      END OF         TOTAL          END OF       AVERAGE        AVERAGE   (EXCLUDING   TURNOVER
       CAPITAL GAINS      PERIOD        RETURN*   PERIOD (000)    NET ASSETS     NET ASSETS     WAIVERS)       RATE
     --------------- ----------- -------------- -------------- ------------- -------------- ------------ ----------

         $ (0.06)     $  10.84         6.84%        $3,849          0.67%          4.41%         1.18%       66%
           (0.07)        10.66          4.45         2,618          0.66           4.35          1.17        53
              --         10.72          9.15           983          0.67           4.71          1.30        68
           (0.07)        10.28        (1.25)         1,128          0.59           4.13          2.78        52
           (0.06)        10.92          8.66         2,969          0.71           4.31          5.09        27
              --         10.56          7.23           725          0.99           4.83         16.09        23
           (0.01)        10.34         8.15+           637          0.99           5.35         15.48        15
              --         10.04          5.31           537          1.08           5.58         13.85         4
              --         10.08          4.57           491          1.09           5.57         19.55         4
              --         10.19         6.73+           425          0.84           5.87         13.60         0

         $    --      $  10.04         1.02%+       $    1          0.69%          4.48%         1.36%        3%

         $ (0.05)     $  10.61         7.11%        $4,187          0.70%          4.55%         1.16%       11%
           (0.05)        10.42          4.39         2,861          0.70           4.69          1.18        20
              --         10.51          8.57         2,189          0.70           4.83          1.27        19
              --         10.15         3.66+           693          0.69           4.51          4.96         4

         $ (0.03)     $  10.09         6.72%        $7,453          0.70%          4.49%         1.15%       20%
           (0.03)         9.91          4.80         3,916          0.70           4.52          1.18        19
              --          9.92          8.46         2,219          0.70           4.74          1.25        38
              --          9.58        (1.68) +       1,508          0.67           4.57          1.84        22
----     -------      --------        ------        ------          ----           ----         -----        --

    The following unaudited financial highlights for California Intermediate Tax Free Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Fund's unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998.



    Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling
    (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


    For the period ended December 31, 1997



                                           REALIZED AND     DIVIDENDS
              NET ASSET            NET       UNREALIZED      FROM NET
        VALUE BEGINNING     INVESTMENT         GAINS ON    INVESTMENT
              OF PERIOD         INCOME      INVESTMENTS        INCOME
      -----------------   ------------   --------------   -----------
CALIFORNIA INTERMEDIATE TAX FREE FUND Class A(1)
           $ 10.00           $ 0.17         $ (0.11)        $ (0.17)
----       -------           ------         -------         -------

 +  RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.


                                                                                               RATIO OF
                                                                             RATIO OF NET   EXPENSES TO
                   NET ASSET                                     RATIO OF      INVESTMENT       AVERAGE
    DISTRIBUTION       VALUE                    NET ASSETS    EXPENSES TO       INCOME TO    NET ASSETS
            FROM      END OF         TOTAL          END OF        AVERAGE         AVERAGE    (EXCLUDING   PORTFOLIO
    CAPITAL GAIN      PERIOD        RETURN    PERIOD (000)     NET ASSETS      NET ASSETS      WAIVERS)    TURNOVER
---------------- -----------  ------------  --------------  -------------  --------------  ------------  ----------

          $ --     $ 10.11         2.86%+         $1             0.70%           4.40%          1.26%          11%
----------------   -------         ----           --             ----            ----           ----            --

    THE FUNDS

    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.



    This Prospectus relates only to the Class A Shares of the Funds named on the cover hereof. Information regarding the Class Y Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.






    INVESTMENT OBJECTIVES AND POLICIES


    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Intermediate Tax Free Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, and Minnesota Intermediate Tax Free Fund are nondiversified investment companies under the 1940 Act.

    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.


    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."


    ---------------------------------------------------------------------------
    INTERMEDIATE TAX FREE FUND


    OBJECTIVE. Intermediate Tax Free Fund has an objective of providing current income which is exempt from federal income tax to the extent consistent with preservation of capital.


    INVESTMENT POLICIES. Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. No more than

    20% of the securities owned by the Fund will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."


    Under normal market conditions, the weighted average maturity of the securities held by Intermediate Tax Free Fund will range from 3 to 10 years.



    Intermediate Tax Free Fund may purchase obligations which are rated no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. The Fund also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.



    While the assets of Intermediate Tax Free Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."



    The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Advisor. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax. Where the income from these investments is exempt from federal income tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.


    The Fund also may (i) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iii) purchase securities on a when-issued or delayed delivery basis; and (iv) engage in the lending of portfolio securities. In addition, the Fund may invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    The requirement, described above, that Intermediate Tax Free Fund invest at least 80% of its net assets in tax free obligations under normal market conditions is a fundamental policy, which cannot be changed without a shareholder vote. Under normal market conditions, the Fund will invest at least 65% of its total assets in municipal obligations which are municipal bonds. See "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

    ---------------------------------------------------------------------------
    CALIFORNIA INTERMEDIATE TAX FREE FUND, COLORADO INTERMEDIATE TAX FREE FUND AND MINNESOTA INTERMEDIATE TAX FREE FUND


    OBJECTIVES. California Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Colorado Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Minnesota Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital.


    INVESTMENT POLICIES. Under normal market conditions, each of these Funds invests at least 80% of its net assets in municipal bonds and other municipal obligations of the state referred to in its title, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and that state's income tax. No more than 20% of the securities owned by any of these Funds will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax and, in the case of Minnesota Intermediate Tax Free Fund, for the purpose of the Minnesota alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules or, in the case of Minnesota Intermediate Tax Free Fund, under the Minnesota alternative minimum tax rules, will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which these Funds may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."


    Under normal market conditions, the weighted average maturity of the securities held by each of these Funds will range from 3 to 10 years.


    Each of these Funds may purchase obligations which are rated (without regard to insurance) no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Each of these Funds also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.


    While the assets of each of these Funds ordinarily will be invested in municipal obligations, on occasion either Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, a Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, a Fund may have more than 20% (and up to 100%) of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."


    Each of these Funds also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months. Investments of these types are also subject to the advisory fee. Such investments may include tax free money market funds advised by the Advisor. Income from these investments is normally exempt from federal income tax but may not be exempt from the applicable state tax. Where the income from these investments is exempt from both federal income tax and the applicable state tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.

    Each of these Funds also may (i) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iii) purchase securities on a when-issued or delayed delivery basis; (iv) engage in the lending of portfolio securities; and (v) invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    ---------------------------------------------------------------------------
    RISKS TO CONSIDER


    An investment in any of the Funds involves certain risks. These include the following:


    INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.


    In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities.




    Although the Advisor may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."



    CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.

    As described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations," the revenue bonds and municipal lease obligations in which the Funds invest may entail greater credit risk than the general obligation bonds in which they invest. This is the case because revenue bonds and municipal lease obligations generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. In addition, as described under that section, municipal lease obligations also are subject to nonappropriation risk, which is a type of nonpayment risk. Investors also should note that even general obligation bonds of the states and their political subdivisions are not free from the risk of default.


    The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that the Funds can invest in municipal obligations rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.



    CALL RISK. Many municipal bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that bonds will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds.


    POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by the Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations may also be adversely affected by the enactment of changes to certain federal or state income tax laws, including, but not limited to, income tax rate reductions or the imposition of a flat tax.


    Intermediate Tax Free Fund cannot invest 25% or more of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). See "Special Investment Methods -- Investment Restrictions." California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund and Minnesota Intermediate Tax Free Fund each will invest primarily in municipal obligations issued by the state and its political subdivisions named in its title. For this reason, the municipal obligations held by these three Funds will be particularly affected by local conditions in those states. A more detailed description of the factors affecting California, Colorado and Minnesota issuers of municipal obligations is set forth in the Statement of Additional Information.


    YEAR 2000. Like other mutual funds, financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' service providers to address the Year 2000 issue with respect to the computer systems they use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.



    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.


    MANAGEMENT


    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.

    ---------------------------------------------------------------------------
    INVESTMENT ADVISOR


    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.


    Each of the Funds has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.




    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.


    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Advisor, are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.



    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS



    RICHARD W. STANLEY is portfolio co-manager for each of the Funds. He joined the Advisor in 1986 and has 39 years of investment industry experience. Prior to joining the Advisor, Mr. Stanley was with Heritage Investment Advisers and Smith Barney, Inc. Mr. Stanley received his bachelor's degree from Dartmouth College and his master's degree in business administration from Cornell University. He is a Chartered Financial Analyst.

    CHRISTOPHER L. DRAHN is portfolio co-manager for each of the Funds. He joined the Advisor in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

    ---------------------------------------------------------------------------
    CUSTODIAN


    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank

    Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.

    As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

    ---------------------------------------------------------------------------
    ADMINISTRATOR

    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


    ---------------------------------------------------------------------------
    TRANSFER AGENT


    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.

    Effective October 1, 1998, FAIF has appointed U.S. Bank National Association as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A Shares of the Funds held through accounts at U.S. Bank and its affiliates. The Funds pay U.S. Bank an annual fee of $15 per account for such services.


    DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company, and is located at Oaks, Pennsylvania 19456.


    Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

    FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan") pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Class A Share Price and Sales Charge." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder services provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Advisor and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.


    The Class A Distribution Plan recognizes that the Advisor, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Advisor may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., broker-dealers affiliated with the Advisor, are Participating Institutions.




    INVESTING IN THE FUNDS

    ---------------------------------------------------------------------------
    SHARE PURCHASES


    Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally- chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase request.


    THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

    Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service.


    BY MAIL. An investor may place an order to purchase shares of the Funds directly through the Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:

    * complete and sign the new account form;

    * enclose a check made payable to (Fund name); and

    * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.

    After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.

    BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit to: DST Systems, Inc., Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed.


    ---------------------------------------------------------------------------
    MINIMUM INVESTMENT REQUIRED



    The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Advisor and its affiliates.


    ---------------------------------------------------------------------------
    CLASS A SHARE PRICE AND SALES CHARGE


    WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:


                                                                                   MAXIMUM
                                                                                 AMOUNT OF
                                           SALES CHARGE      SALES CHARGE     SALES CHARGE
                                          AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                                            OF OFFERING      OF NET ASSET    PARTICIPATING
                                                  PRICE             VALUE     INSTITUTIONS
                                        ---------------   ---------------   --------------
 Less than $50,000                            3.00%             3.09%             2.70%
 $50,000 but less than $100,000               2.50%             2.56%             2.25%
 $100,000 but less than $250,000              2.00%             2.04%             1.80%
 $250,000 but less than $500,00  0            1.50%             1.52%             1.35%
 $500,000 but less than $1,000,000            1.00%             1.01%             0.80%
 $1,000,000 and over                          0.00%             0.00%             0.00%
-------------------------------  ----         ----              ----              ----


    There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.

    Net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares arereceived; and (iii) days on which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.



    DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

    The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.


    REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

    * QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

        The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

    * LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.

        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.



    SALES OF CLASS A SHARES AT NET ASSET VALUE. Purchases of a Fund's Class A Shares by the Advisor, or any of its affiliates, or any of their or FAIF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A

    Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may also be purchased at net asset value without a sales charge by certain qualified defined contribution plans whose recordkeeping and other accounting services are performed by U.S. Bank or an affiliate of U.S. Bank. However, Participating Institutions may receive a commission of up to 1.25% on such sales. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in sections 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.



    If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.


    In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.


    ---------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PROGRAM


    Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    SYSTEMATIC INVESTMENT PROGRAM


    Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES



    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.



    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS


    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.


    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS


    Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.


    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.


    The amount of dividends payable on Class A Shares generally will be less than the dividends payable on Class Y Shares because of the shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A Shares.



    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE


    Shareholders may exchange Class A Shares of a Fund for currently available Class A Shares of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- By Mail." Neither the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, or any financial institution will be responsible for further verification of the authenticity of the exchange instructions.


    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.


    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.



    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


    Shares of a class may be exchanged for shares of a class in which an investor subsequently becomes eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class Y Shares.


    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of the imposition of any additional fees or charges.





   REDEEMING SHARES

    Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.


    ---------------------------------------------------------------------------
    BY TELEPHONE


    A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.


    Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.


    In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or taxpayer identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


    ---------------------------------------------------------------------------
    BY MAIL


    Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.


    Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


    * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");


    * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;


    * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or


    * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.


    The Funds do not accept signatures guaranteed by a notary public.

    The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.


    ---------------------------------------------------------------------------
    BY SYSTEMATIC WITHDRAWAL PROGRAM


    Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.


    ---------------------------------------------------------------------------
    REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

    When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

    ---------------------------------------------------------------------------
    ACCOUNTS WITH LOW BALANCES


    Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.




    DETERMINING THE PRICE OF SHARES


    Class A Shares of the Funds are sold at net asset value plus a sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Class A Share Price and Sales Charge."



    The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request.



    It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.


    ---------------------------------------------------------------------------
    DETERMINING NET ASSET VALUE


    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets

    (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors.


    Debt obligations with remaining maturities in excess of 60 days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of differing shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A Shares.





    INCOME TAXES
    ---------------------------------------------------------------------------
    FEDERAL INCOME TAXATION


    Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds qualified during its last fiscal year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and all of the Funds intend to so qualify in the future. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.

    Distributions of net interest income from tax-exempt obligations that are designated by each Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. A portion of such dividends may, however, be subject to the alternative minimum tax, as discussed below.

    Distributions paid from other interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Funds' income will consist of dividends from domestic corporations, the dividends-received deduction for corporations will not be applicable to taxable distributions by the Funds. Distributions paid from long-term capital gains (and designated as such) generally will be taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

    Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.


    For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's tax situation.



    Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. Each Fund may invest up to 20% of its total assets in obligations the interest on which is treated as an item of tax preference for federal income tax purposes. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate alternative minimum tax, and the branch profits tax imposed on foreign corporations under Section 884 of the Code. Each shareholder is advised to consult his or her tax advisor with respect to the possible effects of such tax preference items.

    The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if a bond in a Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of that investment on terms that are not detrimental to the Fund.



    In certain instances, the portion of Social Security benefits received by a shareholder that is subject to federal income tax may be affected by the amount of exempt-interest dividends received by the shareholder from the Funds.


    Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for federal income purposes.


    A Fund may be required to "back-up" withhold 31% of any dividend, distribution, or redemption payment made to a shareholder who fails to furnish the Fund with the shareholder's Social Security number or other taxpayer identification number or to certify that he or she is not subject to back-up withholding.


    Information concerning distributions will be mailed to shareholders annually. Shareholders are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.


    ---------------------------------------------------------------------------
    CALIFORNIA INCOME TAXATION


    The portion of exempt-interest dividends paid by California Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of California, its political subdivisions and instrumentalities, is excluded from the California taxable income of individuals, estates, and trusts, provided that at least 50% of the value of the Fund's total assets consists of obligations the interest on which is exempt from California personal income taxation pursuant to federal or California law. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gains dividends, are included in the California taxable income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gains dividends are to be treated by shareholders as long-term capital gains. California has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.



    ---------------------------------------------------------------------------
    COLORADO INCOME TAXATION


    To the extent that dividends paid by Colorado Intermediate Tax Free Fund are derived from interest on tax-exempt obligations issued by the State of Colorado, its political subdivisions and instrumentalities, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. The remaining portion of such dividends are included in the Colorado taxable income of individuals, trusts, estates, and corporations, except for dividends directly attributable to interest on obligations of the United States Government. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law. However, Colorado has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.



    Dividends paid by Colorado Intermediate Tax Free Fund that are derived from interest on tax-exempt obligations issued by the State of Colorado, its political subdivisions and instrumentalities (including tax-exempt obligations treated for federal purposes as private activity bonds) will not be treated as items of tax preference for purposes of the alternative minimum tax that Colorado imposes on individuals, trusts and estates.



    As under federal law, the portion of Social Security benefits subject to Colorado income tax may be affected by the amount of exempt-interest dividends received by the shareholders.


    ---------------------------------------------------------------------------
    MINNESOTA INCOME TAXATION



    The portion of exempt-interest dividends paid by Minnesota Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Minnesota, its political subdivisions and instrumentalities, is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the respective Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax.

    Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.


    ---------------------------------------------------------------------------
    OTHER STATE AND LOCAL TAXATION



    Except to the extent described above under "-- California Income Taxation," "-- Colorado Income Taxation" and "-- Minnesota Income Taxation," distributions by all the Funds may be subject to state and local taxation even if they are exempt from federal income taxes. Shareholders are urged to consult their own tax advisors regarding state and local taxation.


                                       TAX-EQUIVALENT YIELDS
                                                                    COMBINED FEDERAL AND
                       FEDERAL TAX BRACKETS                       CALIFORNIA TAX BRACKETS
TAX-FREE
  YIELDS        28%        31%        36%      39.6%           34.7%      37.4%      42.0%      45.2%
----------- ---------- ---------- ---------- ----------      ---------- ---------- ---------- ----------
  3.0%          4.17%      4.35%      4.69%      4.97%           4.59%      4.79%      5.17%      5.47%
  3.5%          4.86%      5.07%      5.47%      5.79%           5.37%      5.59%      6.03%      6.39%
  4.0%          5.56%      5.80%      6.25%      6.62%           6.13%      6.39%      6.90%      7.30%
  4.5%          6.25%      6.52%      7.03%      7.45%           6.89%      7.19%      7.76%      8.21%
  5.0%          6.94%      7.25%      7.81%      8.28%           7.66%      7.99%      8.62%      9.12%
  5.5%          7.64%      7.97%      8.59%      9.11%           8.42%      8.79%      9.48%     10.04%
  6.0%          8.33%      8.70%      9.38%      9.93%           9.19%      9.58%     10.34%     10.95%
  6.5%          9.03%      9.42%     10.16%     10.76%           9.95%     10.38%     11.21%     11.86%
---------       ----       ----      -----      -----            ----      -----      -----      -----


[WIDE TABLE CONTINUED FROM ABOVE]

                       COMBINED FEDERAL AND                              COMBINED FEDERAL AND
                       COLORADO TAX BRACKETS                            MINNESOTA TAX BRACKETS
TAX-FREE
  YIELDS      31.6%      34.5%      39.2%      42.6%           34.1%      36.9%      41.4%      44.7%
----------- ---------- ---------- ---------- ----------      ---------- ---------- ---------- ----------
  3.0%          4.39%      4.58%      4.93%      5.23%           4.55%      4.75%      5.12%      5.42%
  3.5%          5.12%      5.34%      5.76%      6.10%           5.31%      5.55%      5.97%      6.33%
  4.0%          5.85%      6.11%      6.58%      6.97%           6.07%      6.34%      6.83%      7.23%
  4.5%          6.58%      6.87%      7.40%      7.84%           6.83%      7.13%      7.68%      8.14%
  5.0%          7.31%      7.63%      8.22%      8.71%           7.59%      7.92%      8.53%      9.04%
  5.5%          8.04%      8.40%      9.05%      9.58%           8.35%      8.72%      9.39%      9.95%
  6.0%          8.77%      9.16%      9.87%     10.45%           9.10%      9.51%     10.24%     10.85%
  6.5%          9.50%      9.92%     10.69%     11.32%           9.86%     10.30%     11.09%     11.75%
---------       ----       ----      -----      -----            ----      -----      -----      -----

    TAX-EXEMPT VS. TAXABLE INCOME


    The tables above show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and California income taxes; (iii) exempt from both federal and Colorado income taxes; and (iv) exempt from both federal and Minnesota income taxes under selected income tax brackets scheduled to be in effect in 1998. The effective combined rates reflect the deduction of state income taxes from federal income. The 34.7%, 37.4%, 42.0% and 45.2% combined federal/California rates assume that the investor is subject to a 9.3% marginal California income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 31.6%, 34.5%, 39.2% and 42.6%
    combined federal/Colorado rates assume that the investor is subject to a 5% Colorado income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.1%, 36.9%, 41.4%, and 44.7% combined federal/Minnesota rates assume that the investor is subject to an 8.5% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.

   FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.


    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.




    CALCULATION OF PERFORMANCE DATA


    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "tax equivalent yield," its "cumulative total return," its "average annual total return," its "distribution rate" and its "tax equivalent distribution rate." Distribution rates and tax equivalent distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate" and "tax equivalent distribution rate," is standardized in accordance with SEC regulations.


    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.


    "Tax equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket (normally assumed to be the maximum tax rate or combined rate). Tax equivalent yield is computed by dividing that portion of the yield which is tax-exempt by one minus the stated income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax-exempt.


    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including the maximum sales charge imposed on Class A Shares. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares.


    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. "Tax equivalent distribution rate" is computed by dividing the portion of the distribution rate (determined as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding to the resulting amount that portion, if any, of the distribution rate which is not tax-exempt. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance. The performance of the Class A Shares of a Fund will normally be lower than for the Class Y Shares because Class Y Shares are not subject to the sales charges and shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A Shares.


    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.



    PERFORMANCE INFORMATION FOR SUCCESSOR TO COMMON TRUST FUNDS

    From time to time California Intermediate Tax Free Fund may advertise performance information which includes performance data of certain predecessor common trust funds.


    California Intermediate Tax Free Fund commenced operations when substantially all of the assets of certain common trust funds which were exempt from registration under the 1940 Act were transferred to the Fund. One predecessor common trust fund was managed by the Advisor, while the other was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Advisor's parent company. The personnel who managed that common trust fund on behalf of Qualivest Capital Management, Inc. became employees of the Advisor, and assumed management of the Fund, at the time the assets were transferred from the common trust fund to the Fund.


    Such performance data is deemed relevant because the common trust funds were managed using investment objectives, policies and restrictions very similar to those of the Fund. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as California
     Intermediate Tax Free Fund.



    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

    ---------------------------------------------------------------------------
    MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

    As described under "Investment Objectives and Policies," each of the Funds invests principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes issued by the states and their political subdivisions.


    MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity.

    The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.


    Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

    MUNICIPAL LEASES. Each Fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

    Municipal leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.


    In light of these concerns, each Fund has adopted and follows procedures for determining whether municipal lease obligations purchased by the Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As described below under "-- Investment Restrictions," each Fund is subject to limitations on the percentage of illiquid securities it can hold.

    ---------------------------------------------------------------------------

    TEMPORARY TAXABLE INVESTMENTS


    Each of the Funds may make temporary taxable investments as described under "Investment

    Objectives and Policies." Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. See "-- Repurchase Agreements" below.



    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS



    The temporary taxable investments which each Fund may make include repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.




    ---------------------------------------------------------------------------
    INVERSE FLOATING RATE OBLIGATIONS



    Each of the Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its income and value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.




    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.



    ---------------------------------------------------------------------------
    ZERO COUPON SECURITIES


    The Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.



    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES



    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these loans, which in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.


    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS


    Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.

    None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.

    Options on interest rate indices give the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.


    The use of options on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES


    The Funds may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." These transactions may include the purchase of stock index futures and options on stock index futures.


    A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period. A Fund may use futures contracts and options on futures in an effort to hedge against market risks.


    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the index value of the subject index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter.

    A Fund may lose the expected benefit of futures transactions if interest rates, move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions.


    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS


    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.

    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER


    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.



    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS


    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:


    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.



    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.



    *   None of the Funds will make short sales of securities.


    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.


    * Intermediate Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). None of the Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation
        (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems;
        (vi) housing; (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and
        (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest, without limitation, in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.


    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.



    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable Securities and Exchange Commission rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   INFORMATION CONCERNING
   COMPENSATION PAID TO
   U.S. BANK NATIONAL
   ASSOCIATION AND
   OTHER AFFILIATES


    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:


    Investment advisory services -- see "Management- Investment Advisor"



    Custodian services -- see "Management-Custodian"


    Sub-administration -- see "Management-Administrator"


    Shareholder servicing -- see "Distributor"


    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"



    Transfer agent services -- see "Management-Transfer Agent"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1002 (5/98) R

JANUARY 31, 1998 AS SUPPLEMENTED ON MAY 15, 1998


TAX FREE BOND FUNDS

CLASS Y SHARES



Intermediate Tax
Free Fund

California Intermediate
Tax Free Fund

Colorado Intermediate
Tax Free Fund

Minnesota Intermediate
Tax Free Fund

Oregon Intermediate
Tax Free Fund



FIRST AMERICAN
        INVESTMENT FUNDS, INC.

PROSPECTUS



[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

    TABLE OF CONTENTS



Summary                                      2
 ...............................................
Fees and Expenses                            4
 ...............................................
Financial Highlights                         6
 ...............................................
The Funds                                   10
 ...............................................
Investment Objectives and Policies          10
 ...............................................
Management                                  14
 ...............................................
Distributor                                 16
 ...............................................
Purchases and Redemptions of Shares         16
 ...............................................
Income Taxes                                20
 ...............................................
Tax-Exempt vs. Taxable Income               22
 ...............................................
Fund Shares                                 23
 ...............................................
Calculation of Performance Data             24
 ...............................................
Performance Information for Successors to
Common Trust Funds                          25
 ...............................................
Special Investment Methods                  25
 ...............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and Other
Affiliates                                  31
 ...............................................

FIRST AMERICAN INVESTMENT FUNDS, INC.


    CLASS Y SHARES PROSPECTUS

    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class Y Shares of the following funds (the "Funds"):



     * INTERMEDIATE TAX FREE FUND


     * CALIFORNIA INTERMEDIATE
         TAX FREE FUND


    * COLORADO INTERMEDIATE
         TAX FREE FUND



    * MINNESOTA INTERMEDIATE
         TAX FREE FUND



    * OREGON INTERMEDIATE
         TAX FREE FUND


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.


    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

    SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class Y Shares of the following funds (the "Funds"):



    INTERMEDIATE TAX FREE FUND has an objective of providing current income that is exempt from federal income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.


    CALIFORNIA INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and California income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.

    COLORADO INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Colorado income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.



    MINNESOTA INTERMEDIATE TAX FREE FUND (formerly Minnesota Insured Intermediate Tax Free Fund) has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Minnesota income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal or the Minnesota alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.



    OREGON INTERMEDIATE TAX FREE FUND has an objective of providing current income which is exempt from both federal and Oregon state income tax to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal and Oregon income tax. No more than 20% of the securities owned by this Fund will generate income that is subject to the federal alternative minimum tax. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 3 to 10 years.



    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds though its First American Asset Management group. See "Management."



    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."



    ELIGIBLE INVESTORS; OFFERING PRICES. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class Y Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."


    EXCHANGES. Class Y Shares of any Fund may be exchanged for Class Y shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."



    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."


    RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).



    In addition, the value of municipal obligations held by the Funds may be adversely affected by local political and economic conditions and developments in the states and political subdivisions which issue the obligations. Investors should note in this regard that California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund invest principally in municipal obligations of issuers located only in California, Colorado, Minnesota and Oregon, respectively. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."



    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES


    ----------------------------------------------------------------------------
    CLASS Y SHARE FEES AND EXPENSES






                                                                 CALIFORNIA         COLORADO        MINNESOTA          OREGON
                                              INTERMEDIATE     INTERMEDIATE     INTERMEDIATE     INTERMEDIATE    INTERMEDIATE
                                                  TAX FREE         TAX FREE         TAX FREE         TAX FREE        TAX FREE
                                                      FUND             FUND             FUND             FUND            FUND
                                            --------------   --------------   --------------   --------------   -------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed
 on purchases                                       None             None             None             None             None
 Maximum sales load imposed on
 reinvested dividends                               None             None             None             None             None
 Deferred sales load                                None             None             None             None             None
 Redemption fees                                    None             None             None             None             None
 Exchange fees                                      None             None             None             None             None
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary
 fee waivers)(1)                                    0.47%            0.29%            0.49%            0.50%            0.31%
 Rule 12b-1 fees                                    None             None             None             None             None
 Other expenses                                     0.23%            0.41%            0.21%            0.20%            0.39%
 Total fund operating expenses
 (after voluntary fee waivers )(1)                  0.70%            0.70%            0.70%            0.70%            0.70%
------------------------------------------         -----            -----            -----            -----           ------
 EXAMPLE(2)
 You would pay the following expenses on a $1,000 investment, assuming
 (i) a 5% annual return and (ii) redemption at the end of each time period:
  1 year                                       $     7          $     7          $     7          $     7          $     7
  3 years                                      $    22          $    22          $    22          $    22          $    22
  5 years                                      $    39          $    39          $    39          $    39          $    39
 10 years                                      $    87          $    87          $    87          $    87          $    87



(1) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 0.93% FOR INTERMEDIATE TAX FREE FUND, 1.11% FOR CALIFORNIA INTERMEDIATE TAX FREE FUND, 0.91% FOR COLORADO INTERMEDIATE TAX FREE FUND, 0.90% FOR MINNESOTA INTERMEDIATE TAX FREE FUND AND 1.09% FOR OREGON INTERMEDIATE TAX FREE FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.

(2) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: INTERMEDIATE TAX FREE FUND, $9, $30, $51 AND $114; CALIFORNIA INTERMEDIATE TAX FREE FUND, $11, $35, $61, AND $135; COLORADO INTERMEDIATE TAX FREE FUND, $9, $29, $50 AND $112; MINNESOTA INTERMEDIATE TAX FREE FUND, $9, $29, $50 AND $111; AND OREGON INTERMEDIATE TAX FREE FUND, $11, $35, $60 AND $133.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS


    The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.



    For the periods ended September 30,
    For a share outstanding throughout this period




                                                     REALIZED AND
                                                       UNREALIZED     DIVIDENDS
                         NET ASSET            NET        GAINS OR      FROM NET
                   VALUE BEGINNING     INVESTMENT     (LOSSES) ON    INVESTMENT
                         OF PERIOD         INCOME     INVESTMENTS        INCOME
                 -----------------   ------------   -------------   -----------
INTERMEDIATE TAX FREE FUND Class Y
  1997                $ 10.65          $  0.47         $  0.23        $ (0.47)
  1996                  10.72             0.46            0.00          (0.46)
  1995                  10.28             0.49            0.43          (0.48)
  1994(1)               10.89             0.29           (0.61)         (0.29)
CALIFORNIA INTERMEDIATE TAX FREE FUND Class Y
  1997(2)             $ 10.00          $  0.06         $  0.03        $ (0.06)
COLORADO INTERMEDIATE TAX FREE FUND Class Y
  1997                $ 10.42          $  0.48         $  0.24        $ (0.48)
  1996                  10.51             0.49           (0.04)         (0.49)
  1995                  10.16             0.48            0.36          (0.49)
  1994(3)               10.00             0.22            0.16          (0.22)
MINNESOTA INSURED INTERMEDIATE TAX FREE FUND Class Y
  1997                $  9.91          $  0.44         $  0.18        $ (0.44)
  1996                   9.92             0.45            0.02          (0.45)
  1995                   9.59             0.45            0.33          (0.45)
  1994(4)               10.00             0.25           (0.41)         (0.25)
OREGON INTERMEDIATE TAX FREE FUND Class Y
  1997(2)             $ 10.00          $  0.07         $  0.05        $ (0.07)
-------               -------          -------         -------        -------



 +  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) THIS CLASS OF SHARES HAS BEEN OFFERED SINCE FEBRUARY 4, 1994 (THE FUND ITSELF HAVING COMMENCED OPERATIONS ON DECEMBER 22, 1987). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                                      RATIO OF
                                                                                    RATIO OF NET   EXPENSES TO
                        NET ASSET                                       RATIO OF      INVESTMENT       AVERAGE
       DISTRIBUTIONS        VALUE                      NET ASSETS    EXPENSES TO       INCOME TO    NET ASSETS
                FROM       END OF                          END OF        AVERAGE         AVERAGE    (EXCLUDING       PORTFOLIO
       CAPITAL GAINS       PERIOD    TOTAL RETURN    PERIOD (000)     NET ASSETS      NET ASSETS      WAIVERS)   TURNOVER RATE
     ---------------  -----------  --------------  --------------  -------------  --------------  ------------  --------------

         $ (0.06)      $  10.82           6.75%       $431,000          0.67%           4.40%          0.93%          66%
           (0.07)         10.65           4.35          66,994          0.66            4.35           0.92           53
              --          10.72           9.15          46,025          0.67            4.73           1.05           68
              --          10.28          (2.91) +        6,168          0.45            4.48           2.20           52

         $    --       $  10.03           0.92%+      $ 33,287          0.69%           4.14%          1.11%           3%
         $ (0.05)      $  10.61           7.11%       $ 54,378          0.70%           4.55%          0.91%          11%
           (0.05)         10.42           4.39          48,927          0.70            4.69           0.93           20
              --          10.51           8.47          50,071          0.70            4.84           1.02           19
              --          10.16           3.76+          7,281          0.69            4.51           4.71            4
         $ (0.03)      $  10.06           6.42%       $297,122          0.70%           4.47%          0.90%          20%
           (0.03)          9.91           4.80          93,394          0.70            4.53           0.93           19
              --           9.92           8.34          61,693          0.70            4.76           1.00           38
              --           9.59          (1.58) +       20,272          0.67            4.57           1.59           22
         $    --       $  10.05           1.17%+      $182,069          0.70%           4.55%          1.09%           4%
----     -------       --------         ------        --------          ----            ----           ----           --


(3) COMMENCED OPERATIONS ON APRIL 4, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) COMMENCED OPERATIONS ON FEBRUARY 25, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    The following unaudited financial highlights for California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund for the period commencing August 8, 1997 and ending December 31, 1997 should be read in conjunction with the Funds' unaudited financial statements and the related notes thereto appearing in the Funds' Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998.



    Further information about the Fund's performance for the period commencing August 8, 1997 and ending December 31, 1997 is contained in such Statement of Additional Information, which may be obtained without charge by calling
    (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


    For the period ended December 31, 1997




                                                                                        REALIZED AND     DIVIDENDS
                                                           NET ASSET            NET       UNREALIZED      FROM NET
                                                     VALUE BEGINNING     INVESTMENT         GAINS ON    INVESTMENT
                                                           OF PERIOD         INCOME      INVESTMENTS        INCOME
                                                   -----------------   ------------   --------------   -----------
CALIFORNIA INTERMEDIATE TAX FREE FUND(1) Class Y
                                                        $ 10.00           $ 0.17          $ 0.10         $ (0.17)
OREGON INTERMEDIATE TAX FREE FUND(1) Class Y
                                                        $ 10.00           $ 0.18          $ 0.12         $ (0.18)
-------------------------------------------------       -------           ------          ------         -------


 +  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON AUGUST 8, 1997. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                               RATIO OF
                                                                             RATIO OF NET   EXPENSES TO
                   NET ASSET                                     RATIO OF      INVESTMENT       AVERAGE
   DISTRIBUTIONS       VALUE                    NET ASSETS    EXPENSES TO       INCOME TO    NET ASSETS
            FROM      END OF         TOTAL          END OF        AVERAGE         AVERAGE    (EXCLUDING   PORTFOLIO
    CAPITAL GAIN      PERIOD        RETURN    PERIOD (000)     NET ASSETS      NET ASSETS      WAIVERS)    TURNOVER
---------------- -----------  ------------  --------------  -------------  --------------  ------------  ----------
  $      --        $ 10.10         2.76%+      $ 34,039          0.70%           4.37%          1.01%        11%
$   (0.02)         $ 10.10         2.97%+      $182,309          0.70%           4.56%          0.95%         8%
-----------        -------         ----        --------          ----            ----           ----         --

    THE FUNDS

    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through several separate classes which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.



    This Prospectus relates only to the Class Y Shares of the Funds named on the cover hereof. Information regarding the Class A Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania, 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.






    INVESTMENT OBJECTIVES AND POLICIES



    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Intermediate Tax Free Fund is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund are nondiversified investment companies under the 1940 Act.

    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in the Statement of Additional Information.


    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."


    ---------------------------------------------------------------------------
    INTERMEDIATE TAX FREE FUND


    OBJECTIVE. Intermediate Tax Free Fund has an objective of providing current income which is exempt from federal income tax to the extent consistent with preservation of capital.


    INVESTMENT POLICIES. Under normal market conditions, Intermediate Tax Free Fund invests at least 80% of its net assets in municipal bonds and other municipal obligations, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax. No more than

    20% of the securities owned by the Fund will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which the Fund may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."


    Under normal market conditions, the weighted average maturity of the securities held by Intermediate Tax Free Fund will range from 3 to 10 years.



    Intermediate Tax Free Fund may purchase obligations which are rated no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. The Fund also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.



    While the assets of Intermediate Tax Free Fund ordinarily will be invested in municipal obligations, on occasion the Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, the Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, the Fund may have more than 20% of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."



    The Fund also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months including, but not limited to, tax free money market funds advised by the Advisor. Investments of these types are also subject to the advisory fee. Income from these investments is normally exempt from federal income tax. Where the income from these investments is exempt from federal income tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.


    The Fund also may (i) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iii) purchase securities on a when-issued or delayed delivery basis; and (iv) engage in the lending of portfolio securities. In addition, the Fund may invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    The requirement, described above, that Intermediate Tax Free Fund invest at least 80% of its net assets in tax free obligations under normal market conditions is a fundamental policy, which cannot be changed without a shareholder vote. Under normal market conditions, that Fund will invest at least 65% of its total assets in municipal obligations which are municipal bonds. See "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."

    ---------------------------------------------------------------------------
    CALIFORNIA INTERMEDIATE TAX FREE FUND, COLORADO INTERMEDIATE TAX FREE FUND, MINNESOTA INTERMEDIATE TAX FREE FUND AND OREGON INTERMEDIATE TAX FREE FUND


    OBJECTIVES. California Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and California state income tax to the extent consistent with preservation of capital. Colorado Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Colorado state income tax to the extent consistent with preservation of capital. Minnesota Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Minnesota state income tax to the extent consistent with preservation of capital. Oregon Intermediate Tax Free Fund has an objective of providing current income which is exempt from both federal income tax and Oregon state income tax to the extent consistent with preservation of capital.


    INVESTMENT POLICIES. Under normal market conditions, each of these Funds invests at least 80% of its net assets in municipal bonds and other municipal obligations of the state referred to in its title, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and that state's income tax. No more than 20% of the securities owned by any of these Funds will generate income that is an item of tax preference for the purpose of the federal alternative minimum tax and, in the case of Minnesota Intermediate Tax Free Fund, for the purpose of the Minnesota alternative minimum tax. Municipal obligations generating income subject to taxation under the federal alternative minimum tax rules or, in the case of Minnesota Intermediate Tax Free Fund, under the Minnesota alternative minimum tax rules, will not be counted as tax exempt obligations for purposes of the 80% test. See "Income Taxes." The types of municipal bonds and other municipal obligations in which these Funds may invest are described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations."


    Under normal market conditions, the weighted average maturity of the securities held by each of these Funds will range from 3 to 10 years.



    Each of these Funds may purchase obligations which are rated (without regard to insurance) no lower than BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Each of these Funds also may purchase municipal notes which are rated no lower than SP-1 by Standard & Poor's or MIG/VMIG-1 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.



    While the assets of each of these Funds ordinarily will be invested in municipal obligations, on occasion any Fund may temporarily hold short-term securities, other than municipal obligations, the income from which is taxable. Temporary taxable investments would be held solely for the purpose of managing exceptional in-flows and out-flows of cash or for temporary defensive purposes to preserve existing portfolio values. Under normal circumstances, a Fund may not invest more than 20% of its assets in investments other than municipal obligations. However, when a temporary defensive position to protect capital is deemed advisable and practicable, a Fund may have more than 20% (and up to 100%) of its assets in temporary taxable investments or cash. The types of investments which are permitted for these purposes are described under "Special Investment Methods -- Temporary Taxable Investments."



    Each of these Funds also may temporarily invest in shares of investment companies which invest primarily in short-term municipal obligations with maturities not exceeding 13 months. Investments of these types are also subject to the advisory fee. Such investments may include tax free money market funds advised by the Advisor. Income from these investments is normally exempt from federal income tax but may not be exempt from the applicable state tax. Where the income from these investments is exempt from both federal income tax and the applicable state tax, the investments will be counted as tax exempt obligations for purposes of the 80% test described above.



    Each of these Funds also may (i) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iii) purchase securities on a when-issued or delayed delivery basis; (iv) engage in the lending of portfolio securities; and (v) invest up to 10% of its total assets in inverse floating rate municipal obligations. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."




    ---------------------------------------------------------------------------
    RISKS TO CONSIDER


    An investment in any of the Funds involves certain risks. These include the following:


    INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.


    In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities.


    Although the Advisor may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."



    CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.

    As described under "Special Investment Methods -- Municipal Bonds and Other Municipal Obligations," the revenue bonds and municipal lease obligations in which the Funds invest may entail greater credit risk than the general obligation bonds in which they invest. This is the case because revenue bonds and municipal lease obligations generally are not backed by the faith, credit or general taxing power of the issuing governmental entity. In addition, as described under that section, municipal lease obligations also are subject to nonappropriation risk, which is a type of nonpayment risk. Investors also should note that even general obligation bonds of the states and their political subdivisions are not free from the risk of default.


    The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that the Funds can invest in municipal obligations rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.



    CALL RISK. Many municipal bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date. In general, it is advantageous for an issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that bonds will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds.


    POLITICAL AND ECONOMIC CONDITIONS. The value of municipal obligations owned by the Funds may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect tax-exempt obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of certain municipal obligations also may be adversely affected by the enactment of changes to certain federal or state income tax laws including, but not limited to, income tax rate reductions or the imposition of a flat tax.


    Intermediate Tax Free Fund cannot invest 25% or more of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). See "Special Investment Methods -- Investment Restrictions." California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund each will invest primarily in municipal obligations issued by the state and its political subdivisions named in its title. For this reason, the municipal obligations held by these four Funds will be particularly affected by local conditions in those states. A more detailed description of the factors affecting California, Colorado, Minnesota and Oregon issuers of municipal obligations is set forth in the Statement of Additional Information.


    YEAR 2000. Like other mutual funds, financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' service providers to address the Year 2000 issue with respect to the computer systems they use. However, there can be no assurance that these steps will be sufficent to avoid any adverse impact on the Funds.



    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.




   MANAGEMENT
    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.



   ---------------------------------------------------------------------------

    INVESTMENT ADVISOR


    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.

    Each of the Funds has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.



    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS



    RICHARD W. STANLEY is portfolio co-manager for each of the Funds. He joined the Advisor in early 1986 and has 39 years of investment industry experience. Prior to joining the Advisor, Mr. Stanley was with Heritage Investment Advisers and Smith Barney, Inc. Mr. Stanley received his bachelor's degree from Dartmouth College and his master's degree in business administration from Cornell University. He is a Chartered Financial Analyst.

    CHRISTOPHER L. DRAHN is portfolio co-manager for Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund and Minnesota Intermediate Tax Free Fund. He joined the Advisor in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the

    University of Minnesota. He is a Chartered Financial Analyst.


    MICHAEL S. HAMILTON is portfolio co-manager for Oregon Intermediate Tax Free Fund. He joined the Advisor in 1989 and has six years of investment industry experience. Mr. Hamilton received his bachelor's degree from Albertson College and his master's degree in business administration from Western Washington University.



    ---------------------------------------------------------------------------
    CUSTODIAN



    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.



    As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.


    ---------------------------------------------------------------------------
    ADMINISTRATOR


    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


    ---------------------------------------------------------------------------
    TRANSFER AGENT



    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.





    DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.


    The Distributor, the Administrator and the Advisor may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Advisor and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.





    PURCHASES AND REDEMPTIONS OF SHARES

    ---------------------------------------------------------------------------
    SHARE PURCHASES AND REDEMPTIONS


    Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").



    Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit To: DST Systems, Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.


    Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call its financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

    The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption requests received before 3:00 p.m. Central time, payment will ordinarily be made the next Business Day by transfer of federal funds, but payment may be made up to 7 days after the request.


    ---------------------------------------------------------------------------
    WHAT SHARES COST



    Class Y Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each Business Day, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.



    DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors.



    Debt obligations with remaining maturities in excess of 60 days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund is valued at the closing bid price for a long position or the closing ask price for a short position.

    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A Shares.


    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES



    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.


    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS


    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.

    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS


    Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.


    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.



    The amount of dividends payable on Class Y Shares generally will be more than the dividends payable on Class A Shares because of shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A Shares.



    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE


    Shareholders may exchange Class Y Shares of a Fund for currently available Class Y Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.


    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form. None of the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent or financial institution. Shares may be exchanged between two Funds by telephone only if both Funds have identical shareholder registrations.

    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.


    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


    Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class Y Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.


    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any modification or termination of the exchange privilege and of the imposition of any additional fees or charges.

   INCOME TAXES

    ---------------------------------------------------------------------------
    FEDERAL INCOME TAXATION


    Each Fund is treated as a different entity for federal income tax purposes. Each of the Funds qualified during its last fiscal year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and all of the Funds intend to so qualify in the future. If so qualified and provided certain distribution requirements are met, a Fund will not be liable for federal income taxes to the extent it distributes its income to its shareholders.


    Distributions of net interest income from tax-exempt obligations that are designated by each Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. A portion of such dividends may, however, be subject to the alternative minimum tax, as discussed below.


    Distributions paid from other interest income and from any net realized short-term capital gains will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Since none of the Funds' income will consist of dividends from domestic corporations, the dividends-received deduction for corporations will not be applicable to taxable distributions by the Funds. Distributions paid from long-term capital gains (and designated as such) generally will be taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held the shares in a Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gains and the portion that must be treated as long-term capital gain. Shareholders not subject to federal income taxation will not be taxed on distributions by a Fund.


    Gain or loss realized on the sale or exchange of shares in a Fund will be treated as capital gain or loss, provided that (as is usually the case) the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.


    For federal income tax purposes, an alternative minimum tax ("AMT") is imposed on taxpayers to the extent that such tax, if any, exceeds a taxpayer's regular income tax liability (with certain adjustments). Liability for AMT will depend on each shareholder's tax situation.


    Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986, to finance certain private activities will be treated as an item of tax preference that is included in alternative minimum taxable income for purposes of computing the federal AMT for all taxpayers. Each Fund may invest up to 20% of its total assets in obligations the interest on which is treated as an item of tax preference for federal income tax purposes. Also, a portion of all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted current earnings and in earnings and profits for purposes of determining the federal corporate alternative minimum tax and the branch profits tax imposed on foreign corporations under Section 884 of the Code.



    The Tax Reform Act of 1986 imposed new requirements on certain tax-exempt bonds which, if not satisfied, could result in loss of tax exemption for interest on such bonds, even retroactively to the date of issuance of the bonds. Proposals may be introduced before Congress in the future, the purpose of which will be to further restrict or eliminate the federal income tax exemption for tax-exempt bonds held by the Funds. The Funds will avoid investment in bonds which, in the opinion of the Advisor, pose a material risk of the loss of tax exemption. Further, if a bond in a Fund's portfolio lost its exempt status, the Fund would make every effort to dispose of that investment on terms that are not detrimental to the Fund.


    In certain instances, the portion of Social Security benefits received by a shareholder that is subject to federal income tax may be affected by the amount of exempt-interest dividends received by the shareholder from the Funds.


    Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for federal income purposes.


    Information concerning distributions will be mailed to shareholders annually. Shareholders who are subject to federal income tax are required for information purposes to report exempt-interest dividends and other tax-exempt interest on their tax returns.


    ---------------------------------------------------------------------------
    CALIFORNIA INCOME TAXATION


    The portion of exempt-interest dividends paid by California Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of California, its political subdivisions and instrumentalities, is excluded from the California taxable income of individuals, estates, and trusts, provided that at least 50% of the value of the Fund's total assets consists of obligations of the interest on which is exempt from California personal income taxation pursuant to federal or California law. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gains dividends, are included in the California taxable income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gains dividends are to be treated by shareholders as long-term capital gains. California has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.

    ---------------------------------------------------------------------------
    COLORADO INCOME TAXATION


    To the extent that dividends paid by Colorado Intermediate Tax Free Fund are derived from interest on tax-exempt obligations issued by the State of Colorado, its political subdivisions and instrumentalities, such dividends will also be exempt from Colorado income taxes for individuals, trusts, estates, and corporations. The remaining portion of such dividends are included in the Colorado taxable income of individuals, trusts, estates, and corporations, except for dividends directly attributable to interest on obligations of the United States Government. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains under Colorado law. However, Colorado has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses.

    Dividends paid by Colorado Intermediate Tax Free Fund that are derived from interest on tax-exempt obligations issued by the state of Colorado, its political subdivisions and instrumentalities (including tax-exempt obligations treated for federal purposes as private activity bonds) will not be treated as items of tax preference for purposes of the alternative minimum tax that Colorado imposes on individuals, trusts and estates.

    As under federal law, the portion of Social Security benefits subject to Colorado income tax may be affected by the amount of exempt-interest dividends received by the shareholders.

    ---------------------------------------------------------------------------
    MINNESOTA INCOME TAXATION



    The portion of exempt-interest dividends paid by Minnesota Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Minnesota, its political subdivisions and instrumentalities, is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95% or more of the exempt-interest dividends paid by the respective Fund. The remaining portion of such dividends, and dividends that are not exempt-interest dividends or capital gain dividends, are included in the Minnesota taxable net income of individuals, estates and trusts, except for dividends directly attributable to interest on obligations of the United States Government, its territories and possessions. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. As under federal law, the portion of Social Security benefits subject to Minnesota income tax may be affected by the amount of exempt-interest dividends received by the shareholders. Exempt-interest dividends attributable to interest on certain private activity bonds issued after August 7, 1986 will be included in Minnesota alternative minimum taxable income of individuals, estates and trusts for purposes of computing Minnesota's alternative minimum tax. Dividends generally will not qualify for the dividends-received deduction for corporations and financial institutions.



    ---------------------------------------------------------------------------
    OREGON INCOME TAXATION


    The portion of exempt-interest dividends paid by Oregon Intermediate Tax Free Fund that is derived from interest on tax-exempt obligations issued by the State of Oregon, its political subdivisions and instrumentalities, is excluded from the taxable income of individuals, trusts and estates. All remaining dividends (except for dividends, if any, derived from interest paid on obligations of the United States, its territories and possessions), including dividends derived from capital gains, will be includable in the taxable income of individuals, trusts and estates. Furthermore, all dividends, including exempt-interest dividends, will be includable in the taxable income of corporations subject to the Oregon corporation excise tax. Dividends qualifying for federal income tax purposes as capital gains dividends are to be treated by shareholders as long-term capital gains. Oregon taxes long-term capital gains at the same rates as ordinary income, while restricting the deductibility of capital losses.


    ---------------------------------------------------------------------------
    OTHER STATE AND LOCAL TAXATION



    Except to the extent described above under "-- California Income Taxation," "-- Colorado Income Taxation," "-- Minnesota Income Taxation" and "-- Oregon Income Taxation," distributions by all the Funds may be subject to state and local taxation even if they are exempt from federal income taxes. Shareholders are urged to consult their own tax advisors regarding state and local taxation.





    TAX-EXEMPT VS. TAXABLE INCOME


    The tables below show the approximate yields that taxable securities must earn to equal yields that are (i) exempt from federal income taxes; (ii) exempt from both federal and California income taxes; (iii) exempt from both federal and Colorado income taxes; (iv) exempt from both federal and Minnesota income taxes; and (v) exempt from both federal and Oregon income taxes, under selected income tax brackets scheduled to be in effect in 1998. The effective combined rates reflect the deduction of state income taxes from federal income. The 34.7%, 37.4%, 42.0% and 45.2% combined federal/California rates assume that the investor is subject to a 9.3% marginal California income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and

    39.6%, respectively. The 31.6%, 34.5%, 39.2% and 42.6% combined federal/Colorado rates assume that the investor is subject to a 5% Colorado income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.1%, 36.9%, 41.4% and 44.7% combined federal/Minnesota rates assume that the investor is subject to an 8.5% marginal Minnesota income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The 34.5%, 37.2%, 41.8% and 45.0%
    combined federal/Oregon rates assume that the investor is subject to a 9% marginal Oregon income tax rate and a marginal federal income tax rate of 28%, 31%, 36% and 39.6%, respectively. The combined rates do not reflect federal rules concerning the phase-out of personal exemptions and limitations on the allowance of itemized deductions for certain high-income taxpayers. The tables are based upon yields that are derived solely from tax-exempt income. To the extent that a Fund's yield is derived from taxable income, the Fund's tax equivalent yield will be less than set forth in the tables. The tax-free yields used in these tables should not be considered as representations of any particular rates of return and are for purposes of illustration only.

                                       TAX-EQUIVALENT YIELDS
                                                                    COMBINED FEDERAL AND
                        FEDERAL TAX BRACKETS                       CALIFORNIA TAX BRACKETS
    TAX-FREE
      YIELDS        28%        31%        36%      39.6%           34.7%      37.4%      42.0%      45.2%
------------ ---------- ---------- ---------- ----------      ---------- ---------- ---------- ----------
   3.0%          4.17%      4.35%      4.69%      4.97%           4.59%      4.79%      5.17%      5.47%
   3.5%          4.86%      5.07%      5.47%      5.79%           5.37%      5.59%      6.03%      6.39%
   4.0%          5.56%      5.80%      6.25%      6.62%           6.13%      6.39%      6.90%      7.30%
   4.5%          6.25%      6.52%      7.03%      7.45%           6.89%      7.19%      7.76%      8.21%
   5.0%          6.94%      7.25%      7.81%      8.28%           7.66%      7.99%      8.62%      9.12%
   5.5%          7.64%      7.97%      8.59%      9.11%           8.42%      8.79%      9.48%     10.04%
   6.0%          8.33%      8.70%      9.38%      9.93%           9.19%      9.58%     10.34%     10.95%
   6.5%          9.03%      9.42%     10.16%     10.76%           9.95%     10.38%     11.21%     11.86%
----------       ----       ----      -----      -----            ----      -----      -----      -----


[WIDE TABLE CONTINUED FROM ABOVE]

                        COMBINED FEDERAL AND
                        COLORADO TAX BRACKETS
    TAX-FREE
      YIELDS      31.6%      34.5%      39.2%      42.6%
------------ ---------- ---------- ---------- ----------
   3.0%          4.39%      4.58%      4.93%      5.23%
   3.5%          5.12%      5.34%      5.76%      6.10%
   4.0%          5.85%      6.11%      6.58%      6.97%
   4.5%          6.58%      6.87%      7.40%      7.84%
   5.0%          7.31%      7.63%      8.22%      8.71%
   5.5%          8.04%      8.40%      9.05%      9.58%
   6.0%          8.77%      9.16%      9.87%     10.45%
   6.5%          9.50%      9.92%     10.69%     11.32%
----------       ----       ----      -----      -----

                                               TAX-EQUIVALENT YIELDS
                                                    (CONTINUED)
                             COMBINED FEDERAL AND                                COMBINED FEDERAL AND
                            MINNESOTA TAX BRACKETS                                OREGON TAX BRACKETS
    TAX-FREE
      YIELDS        34.1%        36.9%        41.4%        44.7%             34.5%        37.2%        41.8%        45.0%
------------   ----------   ----------   ----------   ----------        ----------   ----------   ----------   ----------
   3.0%            4.55%        4.75%        5.12%        5.42%             4.58%        4.78%        5.15%        5.45%
   3.5%            5.31%        5.55%        5.97%        6.33%             5.34%        5.57%        6.01%        6.36%
   4.0%            6.07%        6.34%        6.83%        7.23%             6.11%        6.37%        6.87%        7.27%
   4.5%            6.83%        7.13%        7.68%        8.14%             6.87%        7.17%        7.73%        8.18%
   5.0%            7.59%        7.92%        8.53%        9.04%             7.63%        7.96%        8.59%        9.09%
   5.5%            8.35%        8.72%        9.39%        9.95%             8.40%        8.76%        9.45%       10.00%
   6.0%            9.10%        9.51%       10.24%       10.85%             9.16%        9.55%       10.31%       10.91%
   6.5%            9.86%       10.30%       11.09%       11.75%             9.92%       10.35%       11.17%       11.82%
----------         ----        -----        -----        -----              ----        -----        -----        -----

    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.

    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.

    CALCULATION OF PERFORMANCE DATA



    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "tax equivalent yield," its "cumulative total return," its "average annual total return," its "distribution rate" and its "tax equivalent distribution rate." Distribution rates and tax equivalent distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate" and "tax equivalent distribution rate," is standardized in accordance with SEC regulations.


    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.


    "Tax equivalent yield" is that yield which a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket (normally assumed to be the maximum tax rate or combined rate). Tax equivalent yield is computed by dividing that portion of the yield which is tax-exempt by one minus the stated income tax rate, and adding the resulting amount to that portion, if any, of the yield which is not tax-exempt.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.


    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. "Tax equivalent distribution rate" is computed by dividing the portion of the distribution rate (determined as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding to the resulting amount that portion, if any, of the distribution rate which is not tax-exempt. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.



    The performance of the Class Y Shares of a Fund will normally be higher than for the Class A Shares because Class Y Shares are not subject to the sales charges and shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A Shares.



    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.





    PERFORMANCE INFORMATION FOR SUCCESSORS TO COMMON TRUST FUNDS


    From time to time California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund may advertise performance information which includes performance data of certain predecessor common trust funds.



    Each of California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund commenced operations when substantially all of the assets of certain common trust funds which were exempt from registration under the 1940 Act were transferred to these Funds. For each such Fund, one predecessor common trust fund was managed by the Advisor, while the other was managed by Qualivest Capital Management, Inc. prior to the acquisition of its parent company by the Advisor's parent company. The personnel who managed that common trust fund on behalf of Qualivest Capital Management, Inc. became employees of the Advisor, and assumed management of the applicable Fund, at the time the assets were transferred from the common trust fund to the applicable Fund.



    Such performance data is deemed relevant because the common trust funds were managed using investment objectives, policies, and restrictions very similar to those of their corresponding Funds. However, the predecessor common trust funds were not subject to certain investment restrictions that are imposed by the 1940 Act. Accordingly, if the common trust funds had been registered under the 1940 Act, their performance could have been adversely affected by virtue of such investment restrictions. In addition, the predecessor common trust funds did not incur the same expenses as the corresponding Funds.




    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


    ---------------------------------------------------------------------------
    MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

    As described under "Investment Objectives and Policies," each of the Funds invests principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" as used in this Prospectus includes short-term municipal notes issued by the states and their political subdivisions.


    MUNICIPAL BONDS. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bonds and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

    Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of the issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.


    MUNICIPAL LEASES. Each Fund also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

    Municipal leases and installment purchase or conditional sale contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "nonappropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.



    In light of these concerns, each Fund has adopted and follows procedures for determining whether municipal lease obligations purchased by the Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As described below under "-- Investment Restrictions," each Fund is subject to limitations on the percentage of illiquid securities it can hold.


    ---------------------------------------------------------------------------

    TEMPORARY TAXABLE INVESTMENTS



    Each of the Funds may make temporary taxable investments as described under "Investment Objectives and Policies." Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB by Standard & Poor's or Baa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold. See "-- Repurchase Agreements" below.



    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS



    The temporary taxable investments which each Fund may make include repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.


    ---------------------------------------------------------------------------
    INVERSE FLOATING RATE OBLIGATIONS



    Each of the Funds may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its income and value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.



    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.


    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.



    ---------------------------------------------------------------------------
    ZERO COUPON SECURITIES


    The Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.



    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES



    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. If the Funds engage in securities lending, distributions paid to shareholders from the resulting income will not be excludable from shareholders' gross income for income tax purposes. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these loans, which in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.


    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS


    Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.

    None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.

    Options on interest rate indices give the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.

    The use of options on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES


    The Funds may engage in futures transactions and purchase options on futures to the extent specified under "Investment Objectives and Policies." These transactions may include the purchase of stock index futures and options on stock index futures.

    A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period. A Fund may use futures contracts and options on futures in an effort to hedge against market risks.

    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.

    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the index value of the subject index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter.


    A Fund may lose the expected benefit of futures transactions if interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions.



    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS


    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER



    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.


    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS


    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:


    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.



    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.



    *   None of the Funds will make short sales of securities.


    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.


    * Intermediate Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment or the location of the project or facility which may be the subject of the obligation). None of the Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation
        (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision; (iv) water provision; (v) mass transportation systems;
        (vi) housing; (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and
        (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.


    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.




    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   INFORMATION CONCERNING
   COMPENSATION PAID TO
   U.S. BANK NATIONAL
   ASSOCIATION AND
   OTHER AFFILIATES


    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this Prospectus:



     Investment advisory services -- see "Management-Investment Advisor"




     Custodian services -- see "Management-Custodian"


     Sub-administration -- see "Management-Administrator"


     Shareholder servicing -- see "Distributor"


    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1502 (5/98) I

JANUARY 31, 1998 AS SUPPLEMENTED MAY 15, 1998


BOND FUNDS

CLASS A AND CLASS B SHARES



Limited Term
Income Fund

Intermediate Term
Income Fund

Fixed Income Fund

Intermediate Government
Bond Fund




FIRST AMERICAN
        INVESTMENT FUNDS, INC.

PROSPECTUS




[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

    TABLE OF CONTENTS



Summary                                      2
 ...............................................
Fees and Expenses                            4
 ...............................................
Financial Highlights                         7
 ...............................................
The Funds                                   10
 ...............................................
Investment Objectives and Policies          10
 ...............................................
Management                                  14
 ...............................................
Distributor                                 16
 ...............................................
Investing in the Funds                      17
 ...............................................
Redeeming Shares                            24
 ...............................................
Determining the Price of Shares             26
 ...............................................
Federal Income Taxes                        27
 ...............................................
Fund Shares                                 28
 ...............................................
Calculation of Performance Data             28
 ...............................................
Special Investment Methods                  29
 ...............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and Other
Affiliates                                  35
 ...............................................

    FIRST AMERICAN INVESTMENT FUNDS, INC.


    CLASS A AND CLASS B SHARES PROSPECTUS



    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class A and Class B Shares of the following funds (the "Funds"):


     * LIMITED TERM INCOME FUND


     * INTERMEDIATE TERM INCOME FUND


    * FIXED INCOME FUND


    * INTERMEDIATE GOVERNMENT BOND FUND


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.



    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.



    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

    SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class A and Class B Shares of the following funds (the "Funds"):



    LIMITED TERM INCOME FUND has an objective of providing current income while attempting to provide a high degree of principal stability. This Fund invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 6 months to 2 years.



    INTERMEDIATE TERM INCOME FUND has an objective of providing current income to the extent consistent with preservation of capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.


    FIXED INCOME FUND has an objective of providing a high level of current income consistent with limited risk to capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will not exceed 15 years.


    INTERMEDIATE GOVERNMENT BOND FUND has an objective of providing current income to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.

    At the present time, Class B Shares are offered only with respect to Fixed Income Fund.



    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds through its First American Asset Management group. See "Management."



    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."


    OFFERING PRICES. Class A Shares of the Funds are sold at net asset value plus a maximum sales charge of 2.00% for Limited Term Income Fund, 3.00% for Intermediate Government Bond Fund, and 3.75% for Intermediate Term Income Fund and Fixed Income Fund. These sales charges are reduced on purchases of $50,000 or more. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but the Distributor and certain securities firms, financial institutions (including, without limitation, banks) and other industry professionals may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares within 24 months following such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares of the Funds otherwise are redeemed at net asset value without any additional charge. Class A Shares of each Fund are subject to a shareholder servicing fee computed at an annual rate of 0.25% of the average daily net assets of that class. See "Investing in the Funds -- Alternative Sales Charge Options."

    Class B Shares of the Funds are sold at net asset value without an initial sales charge. Class B Shares of each Fund are subject to Rule 12b-1 distribution and shareholder servicing fees computed at an annual rate totaling 1.00% of the average daily net assets of that class. If Class B Shares are redeemed within six years after purchase, they are subject to a contingent deferred sales charge declining from 5.00% in the first year to zero after six years. Class B Shares automatically convert into Class A Shares approximately eight years after purchase. See "Investing in the Funds -- Alternative Sales Charge Options."


    MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS. The minimum initial investment is $1,000 ($250 for IRAs) for each Fund. Subsequent investments must be $100 or more. Regular investment in the Funds is simplified through the Systematic Investment Program through which monthly purchases of $100 or more are possible. See "Investing in the Funds -- Minimum Investment Required" and "-- Systematic Investment Program."


    EXCHANGES. Shares of any Fund may be exchanged for the same class of shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Investing in the Funds -- Exchange Privilege."


    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent or an authorized financial institution, less any applicable contingent deferred sales charge. Each Fund may, upon 60 days written notice, redeem an account if the account's net asset value falls below $500. See "Investing in the Funds" and "Redeeming Shares."



    RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate). In addition, those Funds which may invest in mortgage-backed securities are subject to certain additional risks associated with investing in securities representing interests in, or secured by, pools of residential mortgage loans. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."



    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES


    ----------------------------------------------------------------------------
    CLASS A SHARE FEES AND EXPENSES





                                                        LIMITED     INTERMEDIATE                      INTERMEDIATE
                                                           TERM             TERM             FIXED      GOVERNMENT
                                                         INCOME           INCOME            INCOME            BOND
                                                           FUND             FUND              FUND            FUND
                                                      ---------   --------------   ---------------   -------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases
 (as a percentage of offering price)(1)                    2.00%        3.75%            3.75%             3.00%
 Maximum sales load imposed on reinvested dividends        None         None             None              None
 Deferred sales load                                       None         None             None              None
 Redemption fees                                           None         None             None              None
 Exchange fees                                             None         None             None              None
----------------------------------------------------    ------    ----------       -------------         ------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)(2)0.40%         0.48%            0.52%             0.53%
 Rule 12b-1 fees (after voluntary fee waivers)(2)            0%         0.15%            0.25%(3)             0%
 Other expenses                                           0.20%         0.22%            0.18%             0.17%
 Total fund operating expenses
 (after voluntary fee waivers)(2)                         0.60%         0.85%            0.95%             0.70%
----------------------------------------------------    ------    ----------       -------------         ------
 EXAMPLE(4)
 YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING (I) THE MAXIMUM APPLICABLE SALES CHARGE FOR
 ALL FUNDS; (II) A 5% ANNUAL RETURN; AND (III) REDEMPTION AT THE END OF EACH TIME PERIOD:
  1 year                                               $    26       $    46          $    47           $    37
  3 years                                              $    39       $    64          $    67           $    52
  5 years                                              $    53       $    83          $    88           $    68
 10 years                                              $    94       $   138          $   143           $   114


(1) THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THAT THE MAXIMUM SALES CHARGE BE REFLECTED IN THE ABOVE TABLE. HOWEVER, CERTAIN INVESTORS MAY QUALIFY FOR REDUCED SALES CHARGES. PURCHASES OF $1 MILLION OR MORE OF CLASS A SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE, BUT THE DISTRIBUTOR AND CERTAIN SECURITIES FIRMS, FINANCIAL INSTITUTIONS (INCLUDING, WITHOUT LIMITATION, BANKS) AND OTHER INDUSTRY PROFESSIONALS MAY RECEIVE A COMMISSION OF UP TO 1.00% ON SUCH SALES. IN ADDITION, A CONTINGENT DEFERRED SALES CHARGE OF UP TO 1.00% MAY BE IMPOSED ON SUCH PURCHASES IN THE EVENT OF REDEMPTION WITHIN 24 MONTHS FOLLOWING THE DATE OF THE APPLICABLE PURCHASE. SEE "INVESTING IN THE FUNDS -- ALTERNATIVE SALES CHARGE OPTIONS."

(2) FOR INTERMEDIATE TERM INCOME FUND, TOTAL FUND OPERATING EXPENSES WILL BE MAINTAINED AT THE LEVELS SHOWN BEGINNING OCTOBER 1, 1998. PRIOR TO THAT DATE, TOTAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) FOR INTERMEDIATE TERM INCOME FUND WILL BE MAINTAINED AT 0.70%. THE ADVISOR AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THEIR FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. EACH OF THESE PERSONS INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. NOTWITHSTANDING THE FOREGOING, THE ADVISOR WILL MAINTAIN SUCH WAIVERS OF INTERMEDIATE TERM INCOME FUND AND FIXED INCOME FUND IN EFFECT THROUGH SEPTEMBER 30, 1998. IN ADDITION, THE ADVISOR WILL MAINTAIN SUCH WAIVERS FOR THE APPLICABLE FUNDS AT LEAST THROUGH JULY 31, 2000 SO THAT THE TOTAL FUND OPERATING EXPENSES DO NOT EXCEED 0.85% FOR INTERMEDIATE TERM INCOME FUND, AND 1.19% FOR FIXED INCOME FUND. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%; RULE 12B-1 FEES CALCULATED ON SUCH BASIS WOULD BE 0.25%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.15% FOR LIMITED TERM INCOME FUND, 1.17% FOR INTERMEDIATE TERM INCOME FUND, 1.13% FOR FIXED INCOME FUND AND 1.12% FOR INTERMEDIATE GOVERNMENT BOND FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.

(3) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND NONE AS A DISTRIBUTION FEE.

(4) ABSENT THE FEE WAIVERS REFERRED TO IN (2) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: LIMITED TERM INCOME FUND, $31, $56, $82 AND $157; INTERMEDIATE TERM INCOME FUND, $49, $73, $99 AND $174; FIXED INCOME FUND, $49, $72, $97 AND $170; AND INTERMEDIATE GOVERNMENT BOND FUND, $48, $72, $97 AND $169.

    ----------------------------------------------------------------------------
    CLASS B SHARE FEES AND EXPENSES




                                                          LIMITED     INTERMEDIATE                        INTERMEDIATE
                                                             TERM             TERM             FIXED        GOVERNMENT
                                                           INCOME           INCOME            INCOME              BOND
                                                             FUND             FUND              FUND              FUND
                                                   --------------   --------------   ---------------   ---------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases (as a
 percentage of offering price)                             None              None             None              None
 Maximum sales load imposed on reinvested dividends        None              None             None              None
 Maximum contingent deferred sales charge (AS A
 PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION
 PROCEEDS, AS APPLICABLE)                                  5.00%             5.00%            5.00%             5.00%
 Redemption fees                                           None              None             None              None
 Exchange fees                                             None              None             None              None
----------------------------------------------------- ---------         ---------        ---------         ---------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)(1) 0.40%             0.48%            0.52%             0.53%
 Rule 12b-1 fees                                           1.00%(2)          1.00%(2)         1.00%(2)          1.00%(2)
 Other expenses (after voluntary fee waivers) (1)          0.20%             0.22%            0.18 %            0.17 %
 Total fund operating expenses
 (after voluntary fee waivers)(1)                          1.60%             1.70 %           1.70 %            1.70 %
----------------------------------------------------- ----------        ---------        ----------        ----------
 EXAMPLE
 ASSUMING REDEMPTION(3)
 YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT, ASSUMING (I) A 5% ANNUAL RETURN; (II) REDEMPTION AT THE
 END OF EACH TIME PERIOD; AND (III) PAYMENT OF THE MAXIMUM APPLICABLE CONTINGENT DEFERRED SALES CHARGE OF 5% IN
 YEAR 1, 4% IN YEAR 3, 2% IN YEAR 5, AND AUTOMATIC CONVERSION AT THE END OF YEAR 8:
  1 year                                                $  66             $  67            $  67             $  67
  3 years                                               $  90             $  94            $  94             $  94
  5 years                                               $ 107             $ 112            $ 112             $ 112
 10 years                                               $ 163             $ 174            $ 174             $ 174
----------------------------------------------------- ---------         ---------        ---------         ---------
 ASSUMING NO REDEMPTION(4)
 You would pay the following expenses on the same investment, assuming no redemption:
  1 year                                                $  16             $  17            $  17             $  17
  3 years                                               $  50             $  54            $  54             $  54
  5 years                                               $  87             $  92            $  92             $  92
                                                                               5
                                                                         ------
 10 years                                               $ 163             $ 174            $ 174             $ 174


(1) THE ADVISOR AND THE DISTRIBUTOR INTEND TO WAIVE A PORTION OF THEIR FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. EACH OF THESE PERSONS INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 1.90% FOR LIMITED TERM INCOME FUND, 1.92% FOR INTERMEDIATE TERM INCOME FUND, 1.88% FOR FIXED INCOME FUND AND 1.87% FOR INTERMEDIATE GOVERNMENT BOND FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.

(2) OF THIS AMOUNT, 0.25% IS DESIGNATED AS A SHAREHOLDER SERVICING FEE AND 0.75% AS A DISTRIBUTION FEE.
(3) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: LIMITED TERM INCOME FUND, $69, $100, $123 AND $203; INTERMEDIATE TERM INCOME FUND, $69, $100, $124
    AND $205; FIXED INCOME FUND, $69, $99, $122 AND $201; AND INTERMEDIATE GOVERNMENT BOND FUND, $69, $99, $121 AND $199.
(4) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE (ASSUMING NO REDEMPTION), THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS
    FOLLOWS: LIMITED TERM INCOME FUND, $19, $60, $103 AND $203; INTERMEDIATE TERM INCOME FUND, $19, $60, $104 AND $205; FIXED INCOME FUND, $19, $59, $101 AND $199; AND INTERMEDIATE GOVERNMENT BOND FUND, $19, $59, $101 AND $199.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS

    The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

    For the periods ended September 30,
    For a share outstanding throughout the period




                                                           REALIZED AND
                                                             UNREALIZED     DIVIDENDS
                               NET ASSET            NET        GAINS OR      FROM NET
                         VALUE BEGINNING     INVESTMENT     (LOSSES) ON    INVESTMENT
                               OF PERIOD         INCOME     INVESTMENTS        INCOME
                       -----------------   ------------   -------------   -----------
LIMITED TERM INCOME FUND Class A
    1997                    $ 9.91           $  0.56         $  0.03        $ (0.56)
    1996                      9.92              0.58           (0.01)         (0.58)
    1995                      9.85              0.56            0.07          (0.56)
    1994                     10.06              0.44           (0.22)         (0.43)
    1993(1)                  10.00              0.29            0.07          (0.30)
INTERMEDIATE TERM INCOME FUND Class A
    1997                    $ 9.93           $  0.55         $  0.15        $ (0.56)
    1996                      9.94              0.55              --          (0.55)
    1995                      9.55              0.59            0.38          (0.58)
    1994                     10.22              0.46           (0.56)         (0.46)
    1993(1)                  10.00              0.41            0.29          (0.41)
FIXED INCOME FUND Class A
    1997                    $10.77           $  0.59         $  0.27        $ (0.59)
    1996                     10.98              0.61           (0.11)         (0.61)
    1995                     10.37              0.66            0.61          (0.63)
    1994                     11.38              0.57           (0.89)         (0.57)
    1993                     11.13              0.62            0.36          (0.61)
    1992                     10.59              0.66            0.60          (0.66)
    1991(2)                  10.01              0.65            0.58          (0.65)
    1990(3)                  10.44              0.74           (0.26)         (0.74)
    1989(3)                  10.13              0.74            0.31          (0.74)
    1988(3)(4)               10.03              0.62            0.13          (0.65)
Class B
    1997                    $10.72           $  0.51         $  0.26        $ (0.51)
    1996                     10.94              0.52           (0.11)         (0.53)
    1995                     10.35              0.58            0.60          (0.56)
    1994(5)                  10.54              0.08           (0.17)         (0.10)
INTERMEDIATE GOVERNMENT BOND FUND Class A
    1997                    $ 9.19           $  0.54         $  0.09        $ (0.54)
    1996                      9.29              0.54           (0.10)         (0.54)
                                                                              8
                                                                         ------
    1995                      8.98              0.54            0.31          (0.54)
    1994                      9.52              0.41           (0.51)         (0.39)
    1993                     10.18              0.44            0.02          (0.44)
    1992                     10.25              0.60            0.28          (0.60)
    1991(2)                  10.01              0.65            0.24          (0.65)
    1990(3)                  10.05              0.75           (0.04)         (0.75)
    1989(3)                   9.99              0.74            0.06          (0.74)
    1988(3)(4)               10.03              0.58           (0.01)         (0.61)
--------                    ------           -------         -------        -------


 *  TOTAL RETURN EXCLUDES SALES CHARGES.
 + RETURNS, EXCLUDING SALES CHARGES, ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) COMMENCED OPERATIONS ON DECEMBER 14, 1992. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) ON SEPTEMBER 3, 1991, THE BOARD OF DIRECTORS OF FAIF APPROVED A CHANGE IN FAIF'S FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE
    SEPTEMBER 30, 1991. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                                         RATIO OF
                                                                                      RATIO OF NET    EXPENSES TO
                         NET ASSET                                       RATIO OF       INVESTMENT        AVERAGE
       DISTRIBUTIONS         VALUE                     NET ASSETS     EXPENSES TO        INCOME TO     NET ASSETS
                FROM        END OF        TOTAL            END OF         AVERAGE          AVERAGE     (EXCLUDING        PORTFOLIO
       CAPITAL GAINS        PERIOD       RETURN*     PERIOD (000)      NET ASSETS       NET ASSETS       WAIVERS)    TURNOVER RATE
     ---------------   -----------   -----------   --------------   -------------   --------------   ------------   --------------
         $    --         $  9.94         6.09%        $  7.152           0.60%            5.61%           1.15%           147%
              --            9.91          5.93           7,627           0.60             5.80            1.09             61
              --            9.92          6.57           9,977           0.60             5.60            1.22            120
              --            9.85          2.21           9,509           0.60             4.17            1.23             48
              --           10.06          3.61+        121,800           0.60             3.61            1.27            104
         $ (0.07)        $ 10.00          7.19%       $  2.484           0.70%            5.51%           1.17%           165%
           (0.01)           9.93          5.63           2,213           0.70             5.43            1.13            161
              --            9.94         10.51           2,437           0.70             5.97            1.19             69
           (0.11)           9.55         (1.05)          3,208           0.69             2.48            1.24            177
           (0.07)          10.22          7.21+         67,291           0.70             4.90            1.29            163
         $ (0.07)        $ 10.97          8.26%       $  8,535           0.95%            5.44%           1.13%           130%
           (0.10)          10.77          4.64           8,332           0.95             5.55            1.12            108
           (0.03)          10.98         12.78           7,853           0.86             6.14            1.19            106
           (0.12)          10.37         (2.92)          8,028           0.68             3.83            1.06            142
           (0.12)          11.38          9.20          53,601           0.70             5.65            1.14             91
           (0.06)          11.13         12.34           5,645           0.99             6.12            2.68            180
              --           10.59         12.48+          6,045           0.99             6.85            4.11            176
           (0.17)          10.01          5.14           2,209           1.07             7.49            5.46            144
              --           10.44         10.93             555           1.22             7.26           22.44            157
              --           10.13          8.07+            240           0.96             7.18           20.70             93
         $ (0.07)        $ 10.91          7.40%       $ 15,253           1.70%            4.68%           1.88%           130%
           (0.10)          10.72          3.93          16,092           1.70             4.81            1.87            108
           (0.03)          10.94         11.75           7,280           1.70             5.12            1.94            106
              --           10.35         (0.88)+           115           1.70             4.89            1.92            142
         $    --         $  9.28          7.06%       $  3,525           0.70%            5.88%           1.12%            22%
              --            9.19          4.85           3,320           0.70             5.85            1.10             29
              --            9.29          9.82           2,860           0.70             6.10            1.22             17
           (0.05)           8.98         (1.13)          1,977           0.53             4.49            2.14             74
           (0.68)           9.52          4.99           3,716           0.71             4.00            4.73            182
           (0.35)          10.18          8.88             589           0.99             6.03           14.14            101
              --           10.25          9.13+          1,756           0.99             6.99            6.76            100
              --           10.01          7.41           1,573           1.08             7.57            5.55             40
              --           10.05          8.35           1,501           1.19             7.49            9.65             72
              --            9.99          6.18+            375           0.95             6.78           17.20              0
----     -------         -------        ------        --------           ----             ----           -----            ---


(3) FOR THE PERIOD ENDED OCTOBER 31.
(4) COMMENCED OPERATIONS ON DECEMBER 22, 1987. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) CLASS B SHARES HAVE BEEN OFFERED SINCE AUGUST 15, 1994. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

    THE FUNDS

    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class Y) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

    This Prospectus relates only to the Class A and Class B Shares of the Funds named on the cover hereof. Information regarding the Class Y Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.





    INVESTMENT OBJECTIVES AND POLICIES

    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").


    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's and Moody's are contained in the Statement of Additional Information.



    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."


    ---------------------------------------------------------------------------
    LIMITED TERM INCOME FUND, INTERMEDIATE TERM INCOME FUND AND FIXED INCOME
    FUND


    OBJECTIVES. Limited Term Income Fund has an objective of providing current income while attempting to provide a high degree of principal stability. Intermediate Term Income Fund has an objective of providing current income to the extent consistent with preservation of capital. Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.


    INVESTMENT POLICIES Each of these Funds invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.

    Under normal market conditions, the weighted average maturity of the securities held by Limited Term Income Fund will range from 6 months to 2 years; that of Intermediate Term Income Fund will range from 2 to 7 years; and that of Fixed Income Fund will not exceed 15 years.


    These Funds' permitted investments include notes, bonds and discount notes of United States Government agencies or instrumentalities (including zero coupon securities); domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor; other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.



    Subject to the foregoing limitations, each of these Funds may invest in the following kinds of securities, as described under the related headings under "Special Investment Methods:" (i) mortgage-backed securities (provided that Limited Term Income Fund will not invest in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage-backed securities, and each of Intermediate Term Income Fund and Fixed Income Fund will not invest more than 10% of its total assets in the aggregate in these kinds of securities); (ii) asset-backed securities; and (iii) bank instruments.

    In addition, each of these Funds may (i) invest up to 15% of its total assets in foreign securities payable in United States dollars; (ii) enter into repurchase agreements; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. Furthermore, Intermediate Term Income Fund and Fixed Income Fund may, in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts and may invest up to 25% of its total assets in mortgage dollar roll transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    Limited Term Income Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs therefore are usually considered to be illiquid investments. Limited Term Income Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company. A description of these ratings is contained in the Statement of Additional Information.


    Although these Funds will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by these Funds as soon as practicable in an orderly manner.


    For temporary defensive purposes, these Funds may, without limitation, hold cash or invest in cash items. The Funds also may invest not more than 35% of their total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto.



    ---------------------------------------------------------------------------
    INTERMEDIATE GOVERNMENT BOND FUND


    OBJECTIVE. Intermediate Government Bond Fund has an objective of providing current income to the extent consistent with preservation of capital.



    INVESTMENT POLICIES. Under normal market conditions, Intermediate Government Bond Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities (including zero coupon securities). The Fund's share price and yield, however, are not guaranteed or insured by the United States Government or any of its agencies or instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.



    The types of securities in which the Fund may invest include direct obligations of the United States Treasury, such as United States Treasury bonds, notes and bills. In addition, the Fund may invest in obligations issued or guaranteed as to principal and interest by agencies of the United States Government or by instrumentalities which have been established or sponsored by the United States Government, provided, in each case, that interest on the obligations is excludable from state taxable income by the holders thereof. Such agencies and instrumentalities include, but are not limited to, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Banks System, the Student Loan Marketing Association and the Tennessee Valley Authority. Obligations issued or guaranteed by some of these agencies or instrumentalities are not guaranteed by the United States Government, but instead rely solely on the assets and credit of the issuing agency or instrumentality. The United States Treasury, agency and instrumentality securities in which the Fund may invest include adjustable rate securities and United States Treasury inflation-protection securities. The principal amount of such inflation-protection securities is adjusted for inflation, and periodic interest payments are an amount equal to a fixed percentage of the inflation-adjusted principal amount.



    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices;
    (iii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iv) invest up to 25% of its total assets in mortgage dollar roll transactions;
    (v) purchase securities on a when-issued or delayed delivery basis; and
    (vi) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."


    For temporary defensive purposes, the Fund may, without limitation, hold cash or invest in short-term government securities maturing within 13 months from the date of purchase; or repurchase agreements with respect to government securities; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. The Fund also may so invest not more than 35% of its total assets in such investments in order to utilize assets awaiting normal investment. See "Special Investment Methods -- Repurchase Agreements."



    ---------------------------------------------------------------------------
    RISKS TO CONSIDER


    An investment in any of the Funds involves certain risks. These include the following:


    INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

    In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities, such as Fixed Income Fund, should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities, such as Limited Term Income Fund. Similarly, the volatility of Intermediate Term Income Fund and Intermediate Government Bond Fund generally should be expected to be between that of Fixed Income Fund and Limited Term Income Fund. As described below under "Special Investment Methods -- Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.


    Although the Advisor may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."



    CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.


    Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.



    CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date.

    In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable corporate bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds. Most United States Government securities are not callable before their stated maturity, although U.S. agency securities often are.



    YEAR 2000. Like other mutual funds, financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' service providers to address the Year 2000 issue with respect to the computer systems they use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.




   MANAGEMENT

    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.



    ---------------------------------------------------------------------------

    INVESTMENT ADVISOR


    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.

    Each of the Funds has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except as discussed under "Fees and Expenses -- Class A Share Fees and Expenses." The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.


    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above, and that certain broker-dealers affiliated with the Advisor are not prohibited from serving as a Participating Institution as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor and certain affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.



    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS


    Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund are managed by a committee comprised of Mr. Jones,


    Ms. Rehkamp and Mr. Green, whose backgrounds are set forth below. Intermediate Government Bond Fund is managed by Mr. Drahn, whose background is set forth below.

    MARTIN L. JONES is is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. Mr. Jones heads the Fixed Income Group of the Advisor and has over 20 years of investment industry experience. Formerly with Harris Trust & Savings Bank, Dillon, Read & Co., and Loeb Rhoades & Co., Mr. Jones received his bachelor's degree from Texas Tech University, his master's degree from University of Texas and his master's degree in business administration from the University of Chicago.


    CHRISTOPHER L. DRAHN is portfolio manager for Intermediate Government Bond Fund. He joined the Advisor in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.


    LUCILLE C. REHKAMP is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. She joined the Advisor in 1979 and has 21 years of investment industry experience. Ms. Rehkamp received her bachelor's degree from Marquette University.


    MARK M. GREEN is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. He joined the Advisor in 1996 and has over ten years of investment industry experience. Prior to joining the Advisor, Mr. Green was a portfolio manager at Wells Fargo Investment Management. Mr. Green received his bachelor's degree and master's degree from San Francisco State University.




    ---------------------------------------------------------------------------
    CUSTODIAN



    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.



    As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.


    ---------------------------------------------------------------------------
    ADMINISTRATOR


    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


    ---------------------------------------------------------------------------
    TRANSFER AGENT



    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.


    Effective October 1, 1998, FAIF has appointed U.S. Bank as servicing agent to perform certain transfer agent and dividend disbursing agent services with respect to the Class A Shares and Class B Shares of the Funds held through accounts at U.S. Bank and its affiliates. The Funds pay U.S. Bank an annual fee of $15 per account for such services.


   DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.



    Shares of the Funds are distributed through the Distributor and securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.



    FAIF has adopted a Plan of Distribution for the Class A Shares pursuant to Rule 12b-1 under the 1940 Act (the "Class A Distribution Plan"), pursuant to which the Distributor agrees to provide, or enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Class A Distribution Plan authorizes the Distributor to retain the sales charge paid upon purchase of Class A Shares, except that portion which is reallowed to Participating Institutions. See "Investing in the Funds -- Alternative Sales Charge Options." In consideration of the services and facilities to be provided by the Distributor or any service provider, each Fund also pays the Distributor a shareholder servicing fee at an annual rate of 0.25% of the Fund's Class A Shares' average daily net asset value, which fee is computed and paid monthly. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. The shareholder servicing fee may be used to provide compensation for shareholder servicing provided by "one-stop" mutual fund networks through which the Funds are made available. In addition, the Distributor and the Advisor and its affiliates may provide compensation for services provided by such networks from their own resources. From time to time, the Distributor may voluntarily waive its fees with respect to the Class A Shares of any of the Funds. Any such waivers may be made at the Distributor's discretion and may be terminated at any time.


    Under another distribution plan (the "Class B Distribution Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay to the Distributor a sales support fee at an annual rate of up to 0.75% of the Funds' Class B Shares' average daily net asset value, which fee is computed and paid monthly. The sales support fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to Class B Shares of the Funds. In addition to this fee, the Distributor is paid a shareholder servicing fee of 0.25% of the average daily net assets of the Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with respect to Class B Shares of the Funds. Although Class B Shares are sold without an initial sales charge, the Distributor pays a total of 4.25% of the amount invested (including a prepaid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family of funds). The service fee payable under the Class B Service Plan is prepaid for the first year as described above.

    The Class A and Class B Distribution Plans recognize that the Advisor, the Administrator, the Distributor, and any Participating Institution may in their discretion use their own assets to pay for certain additional costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, while there is no sales charge on purchases of Class A Shares of $1 million and more, the Advisor may pay amounts to broker-dealers from its own assets with respect to such sales. U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., broker-dealers affiliated with the Advisor, are Participating Institutions.





    INVESTING IN THE FUNDS

    ---------------------------------------------------------------------------
    SHARE PURCHASES


    Shares of the Funds are sold at their net asset value, next determined after an order is received, plus any applicable sales charge, on days on which both the New York Stock Exchange and federally-chartered banks are open for business. Shares may be purchased as described below. The Funds reserve the right to reject any purchase order.


    THROUGH A FINANCIAL INSTITUTION. Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call his or her financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price unless the financial institution has been authorized to accept purchase orders on behalf of the Funds. It is the financial institution's responsibility to transmit orders promptly.


    Certain financial institutions assist their clients in the purchase or redemption of shares and charge a fee for this service. In addition, certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting purchase orders, and the Funds will be deemed to have received a purchase order upon receipt of the order by the financial institution.


    BY MAIL. An investor may place an order to purchase shares of the Funds directly through the

    Transfer Agent. Orders by mail will be executed upon receipt of payment by the Transfer Agent. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Third-party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, the proceeds of redemptions of the shares purchased are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date. In order to purchase shares by mail, an investor must:


    *   complete and sign the new account form;


    *   enclose a check made payable to (Fund name); and


    * mail both to DST Systems, Inc., P.O. Box 419382, Kansas City, Missouri 64141-6382.



    After an account is established, an investor can purchase shares by mail by enclosing a check and mailing it to DST Systems, Inc. at the above address.



    BY WIRE. To purchase shares of a Fund by wire, call (800) 637-2548 before 3:00 p.m. Central time. All information needed will be taken over the telephone, and the order will be considered placed when the Custodian receives payment by wire. If the Custodian does not receive the wire by 3:00 p.m. Central time, the order will be executed the next business day. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit To: DST Systems,
    Inc.: Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days the New York Stock Exchange is closed or federally-chartered banks are closed.


    ---------------------------------------------------------------------------
    MINIMUM INVESTMENT REQUIRED



    The minimum initial investment for each Fund is $1,000 unless the investment is in a retirement plan, in which case the minimum investment is $250. The minimum subsequent investment is $100. The Funds reserve the right to waive the minimum investment requirement for employees of the Advisor and its affiliates.



    ---------------------------------------------------------------------------
    ALTERNATIVE SALES CHARGE OPTIONS

    THE TWO ALTERNATIVES: OVERVIEW. An investor may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at the investor's election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each of Class A and Class B Shares represents a Fund's interest in its portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B Shares bear the expenses of the contingent deferred sales charge arrangement and distribution and service fees resulting from such sales arrangement, while Class A Shares bear only shareholder servicing fees; (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A Shares as long as Class B Shares convert into Class A Shares); (iii) only Class B Shares carry a conversion feature; and (iv) each class has different exchange privileges. Sales personnel of financial institutions distributing the Funds' shares, and other persons entitled to receive compensation for selling shares, may receive differing compensation for selling Class A and Class B Shares.


    These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial to that investor. The amount of a purchase, the length of time an investor expects to hold the shares, and whether the investor wishes to receive dividends in cash or in additional shares, will all be factors in determining which sales charge option is best for a particular investor. An investor should consider whether, over the time he or she expects to maintain the investment, the accumulated sales charges on Class B Shares prior to conversion would be less than the initial sales charge on Class A Shares, and to what extent the differential may be offset by the expected higher yield of Class A Shares. Class A Shares will normally be more beneficial to an investor if he or she qualifies for reduced sales charges as described below. Accordingly, orders for Class B Shares for $250,000 or more ordinarily will be treated as orders for Class A Shares or declined.


    The Directors of FAIF have determined that no conflict of interest currently exists between the Class A and Class B Shares. On an ongoing basis, the Directors, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.



    ---------------------------------------------------------------------------
    CLASS A SHARES


    WHAT CLASS A SHARES COST. Class A Shares of each Fund are offered on a continuous basis at their next determined offering price, which is net asset value, plus a sales charge as set forth below:



    ---------------------------------------------------------------------------
    LIMITED TERM INCOME FUND:





                                                                      MAXIMUM
                                                                    AMOUNT OF
                              SALES CHARGE      SALES CHARGE     SALES CHARGE
                             AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                               OF OFFERING      OF NET ASSET    PARTICIPATING
                                     PRICE             VALUE     INSTITUTIONS
                           ---------------   ---------------   --------------
  Less than $50,000              2.00%             2.04%             1.80%
  $50,000 but less
  than $100,000                  1.50%             1.52%             1.35%
  $100,000 but less
  than $250,000                  1.00%             1.01%             0.90%
  $250,000 but less
  than $500,000                  0.75%             0.76%             0.68%
  $500,000 but less
  than $1,000,000                0.50%             0.50%             0.45%
  $1,000,000 and over            0.00%             0.00%             0.00%
------------------------         ----              ----              ----

    ---------------------------------------------------------------------------
    INTERMEDIATE TERM INCOME FUND AND FIXED INCOME FUND:



                                                                      MAXIMUM
                                                                    AMOUNT OF
                              SALES CHARGE      SALES CHARGE     SALES CHARGE
                             AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                               OF OFFERING      OF NET ASSET    PARTICIPATING
                                     PRICE             VALUE     INSTITUTIONS
                           ---------------   ---------------   --------------
  Less than $50,000              3.75%             3.90%             3.38%
  $50,000 but less
  than $100,000                  3.25%             3.36%             2.93%
  $100,000 but less
  than $250,000                  2.75%             2.83%             2.48%
  $250,000 but less
  than $500,000                  2.00%             2.04%             1.80%
  $500,000 but less
  than $1,000,000                1.00%             1.01%             0.90%
  $1,000,000 and over            0.00%             0.00%             0.00%
------------------------         ----              ----              ----

    ---------------------------------------------------------------------------
    INTERMEDIATE GOVERNMENT BOND FUND:





                                                                      MAXIMUM
                                                                    AMOUNT OF
                              SALES CHARGE      SALES CHARGE     SALES CHARGE
                             AS PERCENTAGE     AS PERCENTAGE     REALLOWED TO
                               OF OFFERING      OF NET ASSET    PARTICIPATING
                                     PRICE             VALUE     INSTITUTIONS
                           ---------------   ---------------   --------------
  Less than $50,000              3.00%             3.09%             2.70%
  $50,000 but less
  than $100,000                  2.50%             2.56%             2.25%
  $100,000 but less
  than $250,000                  2.00%             2.04%             1.80%
  $250,000 but less
  than $500,000                  1.50%             1.52%             1.35%
  $500,000 but less
  than $1,000,000                1.00%             1.01%             0.80%
  $1,000,000 and over            0.00%             0.00%             0.00%
------------------------         ----              ----              ----

    There is no initial sales charge on purchases of Class A Shares of $1 million or more. However, Participating Institutions may receive a commission of up to 1.00% on such sales. Redemptions of Class A Shares purchased at net asset value within 24 months of such purchases will be subject to a contingent deferred sales charge of up to 1.00%. Class A Shares that are redeemed will not be subject to this contingent deferred sales charge to the extent that the value of the shares represents capital appreciation of Fund assets or reinvestment of dividends or capital gain distributions.



    Net asset value is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) Monday through Friday except on (i) days on which there are not sufficient changes in the value of a Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) days in which the New York Stock Exchange or federally-chartered banks are closed including, but not limited to, the following federal holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In addition, net asset value will not be calculated on Good Friday.


    DEALER CONCESSION. A dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the Distributor. In addition, the Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor will provide promotional incentives, in the form of cash or other compensation including merchandise, airline vouchers, trips and vacation packages, to all dealers selling shares of the Funds. Promotional incentives of these kinds will be offered uniformly to all dealers and predicated upon the amount of shares of the Funds sold by the dealer. Whenever 90% or more of a sales charge is paid to a dealer, that dealer may be deemed to be an underwriter as defined in the Securities Act of 1933.

    The sales charge for shares sold other than through registered broker-dealers will be retained by the Distributor. The Distributor may pay fees to financial institutions out of the sales charge in exchange for sales and/or administrative services performed on behalf of the institution's customers in connection with the initiation of customer accounts and purchases of Fund shares.


    REDUCING THE CLASS A SALES CHARGE. The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent:

    * QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: As shown in the table above, larger purchases of Class A Shares reduce the percentage sales charge paid. Each Fund will combine purchases made on the same day by an investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.


        The sales charge discount applies to the total current market value of any Fund, plus the current market value of any other FAIF Fund and any other mutual funds having a sales charge and distributed as part of the First American family of funds. Prior purchases and concurrent purchases of Class A Shares of any FAIF Fund will be considered in determining the sales charge reduction. In order for an investor to receive the sales charge reduction on Class A Shares, the Transfer Agent must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.


    * LETTER OF INTENT: If an investor intends to purchase at least $50,000 of Class A Shares in a Fund and other FAIF Funds over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Custodian to hold a percentage equal to the particular FAIF Fund's maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) for all FAIF Funds until the purchase is completed.


        The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

        A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

    SALES OF CLASS A SHARES AT NET ASSET VALUE.

    Purchases of a Fund's Class A Shares by the Advisor or any of its affiliates, or any of its or FAIF's officers, directors, employees, retirees, sales representatives, and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FAIF's general counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may also be purchased at net asset value without a sales charge by certain qualified defined contribution plans whose recordkeeping and other accounting services are performed by U.S. Bank or an affiliate of U.S. Bank. However, Participating Institutions may receive a commission of up to 1.25% on such sales. In addition, Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in section 401(a), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks.


    If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 30 days, to reinvest the redemption proceeds in Class A Shares of any FAIF Fund at the next-determined net asset value without any sales charge. The Transfer Agent must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.


    In addition, purchases of Class A Shares of a Fund that are funded by proceeds received upon the redemption (within 60 days of the purchase of Fund shares) of shares of any unrelated open-end investment company that charges a sales load and rollovers from retirement plans that utilize the Funds as investment options may be made at net asset value. To make such a purchase at net asset value, an investor or the investor's broker must, at the time of purchase, submit a written request to the Transfer Agent that the purchase be processed at net asset value pursuant to this privilege, accompanied by a photocopy of the confirmation (or similar evidence) showing the redemption from the unrelated fund. The redemption of the shares of the non-related fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.



    ---------------------------------------------------------------------------
    CLASS B SHARES


    CONTINGENT DEFERRED SALES CHARGE. Class B Shares are sold at net asset value without any initial sales charge. If an investor redeems Class B Shares within eight years of purchase, he or she will pay a contingent deferred sales charge at the rates set forth below. This charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.

                         CONTINGENT DEFERRED SALES
                            CHARGE AS A PERCENTAGE
                                  OF DOLLAR AMOUNT
YEAR SINCE PURCHASE              SUBJECT TO CHARGE
---------------------   --------------------------
   First                                    5.00%
   Second                                   5.00%
   Third                                    4.00%
   Fourth                                   3.00%
   Fifth                                    2.00%
   Sixth                                    1.00%
   Seventh                                  None
   Eighth                                   None
---------------------   --------------------------

    In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A Shares in the shareholder's Fund account; second, of any Class B Shares held for more than eight years and Class B Shares acquired pursuant to reinvestment of dividends or other distributions; and third, of Class B Shares held longest during the eight-year period. This method should result in the lowest possible sales charge.

    The contingent deferred sales charge is waived on redemption of Class B Shares (i) within one year following the death or disability (as defined in the Internal Revenue Code) of a shareholder, and (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 701|M/2. A shareholder or his or her representative must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.


    CONVERSION FEATURE. At the end of the period ending eight years after the beginning of the month in which the shares were issued, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the Class B distribution and service fees. This conversion will be on the basis of the relative net asset values of the two classes.


    ---------------------------------------------------------------------------
    SYSTEMATIC EXCHANGE PROGRAM


    Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account in the same class of shares of Prime Obligations Fund of First American Funds, Inc. Under a systematic exchange program, a shareholder enters an agreement to purchase a specified class of shares of one or more Funds over a specified period of time, and initially purchases Prime Obligations Fund shares of the same class in an amount equal to the total amount of the investment. On a monthly basis a specified dollar amount of shares of Prime Obligations Fund is exchanged for shares of the same class of the Funds specified. The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described below. Because purchases of Class A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    SYSTEMATIC INVESTMENT PROGRAM


    Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Fund shares at the net asset value next determined after an order is received, plus any applicable sales charge. A shareholder may apply for participation in this program through his or her financial institution or by calling (800) 637-2548.


    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES



    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable.

    Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.


    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS


    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.


    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS


    Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.


    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.



    The amount of dividends payable on Class A and Class B Shares generally will be less than the dividends payable on Class Y Shares because of the distribution, shareholder servicing transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares. The amount of dividends payable on Class A Shares generally will be more than the dividends payable on the Class B Shares because of the higher distribution and shareholder servicing fees paid by Class B Shares.



    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE


    Shareholders may exchange Class A or Class B Shares of a Fund for currently available Class A or Class B Shares, respectively, of the other FAIF Funds or of other funds in the First American family of funds. Class A Shares of the Funds, whether acquired by direct purchase, reinvestment of dividends on such shares, or otherwise, may be exchanged for Class A Shares of other funds without the payment of any sales charge (i.e., at net asset value). Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.


    For purposes of calculating the Class B Shares' eight-year conversion period or contingent deferred sales charges payable upon redemption, the holding period of Class B Shares of the "old" fund and the holding period of Class B Shares of the "new" fund are aggregated.


    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American Fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form, and the signatures may be required to be guaranteed as for a redemption of shares by an entity described below under "Redeeming Shares -- By Mail." None of the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.



    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent, or financial institution. Shares may be exchanged between two First American funds by telephone only if both funds have identical shareholder registrations.


    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.



    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through the Systematic Exchange Program or similar periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


    Shares of a class may be exchanged for shares of a class in which an investor subsequently becomes eligible to participate. An example of such an exchange would be a situation in which an individual holder of Class A Shares subsequently opens a fiduciary, custody or agency account with a financial institution which invests in Class Y Shares.


    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any additional fees or charges.





    REDEEMING SHARES

    Each Fund redeems shares at their net asset value next determined after the Transfer Agent receives the redemption request, reduced by any applicable contingent deferred sales charge. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests can be made as described below and must be received in proper form.


    ---------------------------------------------------------------------------
    BY TELEPHONE


    A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.


    Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (800) 637-2548. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

    In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.


    ---------------------------------------------------------------------------
    BY MAIL


    Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.


    Shareholders requesting a redemption of $5,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:


    * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");


    * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

    * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or


    * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.


    The Funds do not accept signatures guaranteed by a notary public.


    The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.



    ---------------------------------------------------------------------------
    BY SYSTEMATIC WITHDRAWAL PROGRAM


    Shareholders whose account value is at least $5,000 may elect to participate in the Systematic Withdrawal Program. Under this program, Fund shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. A shareholder may apply to participate in this program through his or her financial institution. It is generally not in a shareholder's best interest to participate in the Systematic Withdrawal Program at the same time that the shareholder is purchasing additional shares if a sales charge must be paid in connection with such purchases.


    ---------------------------------------------------------------------------
    REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

    When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

    ---------------------------------------------------------------------------
    ACCOUNTS WITH LOW BALANCES


    Due to the high cost of maintaining accounts with low balances, a Fund may redeem shares in any account, except retirement plans, and pay the proceeds, less any applicable contingent deferred sales charge, to the shareholder if the account balance falls below the required minimum value of $500. Shares will not be redeemed in this manner, however, if the balance falls below $500 because of changes in a Fund's net asset value. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account requirement.


    DETERMINING THE PRICE OF SHARES


    Class A Shares of the Funds are sold at net asset value plus a sales charge, while Class B Shares are sold without a front-end sales charge. Shares are redeemed at net asset value less any applicable contingent deferred sales charge. See "Investing in the Funds -- Alternative Sales Charge Options."



    The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each day the New York Stock Exchange and federally-chartered banks are open for business, provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent or an authorized financial institution receives a purchase order or redemption request.



    It is the responsibility of Participating Institutions promptly to forward purchase and redemption orders to the Transfer Agent. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent or Fund may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.



    ---------------------------------------------------------------------------
    DETERMINING NET ASSET VALUE


    The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors.



    Debt obligations with remaining maturities in excess of 60 days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.

    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the differing distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES


    Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.





    FEDERAL INCOME TAXES
    ---------------------------------------------------------------------------
    GENERAL


    Each Fund intends to qualify as a regulated investment company under Subchapter M of the

    Internal Revenue Code of 1986, as amended, during its current taxable year in order to be relieved of payment of federal income taxes on amounts of taxable income it distributes to shareholders.


    Dividends paid from each Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether or not the shareholder elects to have such dividends automatically reinvested in additional shares. Dividends paid by the Funds will not be eligible for the 70% deduction for dividends received by corporations.

    Dividends paid from the net capital gains of each Fund and designated as capital gain dividends generally will be taxable to shareholders as long-term capital gains, regardless of the length of time for which they have held their shares in the Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

    Gain or loss realized upon the sale of shares in the Funds will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held for more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

    Each Fund is required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, each investor will be asked to certify on his or her account application that the social security or taxpayer identification number provided is correct and that the investor is not subject to backup withholding for previous underreporting to the IRS.


    This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.




    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.


    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.


    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.




    CALCULATION OF PERFORMANCE DATA


    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with SEC regulations.



    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.



    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses, including, as applicable, the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares redeemed at the end of the specified period covered by the total return figure. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results. As a supplement to total return computations, a Fund may also publish "total investment return" computations which do not assume deduction of the maximum sales charge imposed on Class A Shares or the contingent deferred sales charge imposed on Class B Shares.


    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.


    The performance of the Class A and Class B Shares of a Fund will normally be lower than for the Class Y Shares because Class Y Shares are not subject to the sales charges and distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A and Class B Shares. In addition, the performance of Class A and Class B Shares of a Fund will differ because of the different sales charge structures of the classes and because of the differing distribution and shareholder servicing fees charged to Class B Shares.


    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.

    SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.

    ---------------------------------------------------------------------------
    BANK INSTRUMENTS


    The bank instruments in which Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund may invest include time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" below. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES


    Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Bank Instruments" above.

    Although investments of these kinds are not subject to currency risk because they are denominated in United States dollars, they are subject to certain other risks associated with foreign investments. Risks which may affect foreign issuers include political, social or economic instability in the country of the issuer, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic United States issuers. In addition, foreign branches of United States banks and foreign banks may be subject to less stringent regulatory requirements than United States banks.


    ---------------------------------------------------------------------------
    ASSET-BACKED SECURITIES


    Each of Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.


    ---------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES



    Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.


    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.



    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend on, among other factors, the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Funds may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.


    It is generally more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate or inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The limitations on each Fund's investments in interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities are set forth above under "Investment Objectives and Policies."



    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS


    Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities

    ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.



    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.


    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.


    In connection with their ability to purchase securities on a when-issued or delayed delivery basis, the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. The Funds will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.


    ---------------------------------------------------------------------------
    ZERO COUPON SECURITIES


    The Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities.

    Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.



    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES



    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.



    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS



    Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.


    None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.


    Options on interest rate indices give the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.


    The use of options on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.


    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES


    The Funds may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." These transactions may include the purchase of stock index futures and options on stock index futures.


    A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period. A Fund may use futures contracts and options on futures in an effort to hedge against market risks.


    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended.


    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the index value of the subject index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter.


    A Fund may lose the expected benefit of futures transactions if interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions.



    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS


    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER



    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.



    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS


    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:


    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.



    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.

    *   None of the Funds will make short sales of securities.


    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.


    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.




    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.



   INFORMATION CONCERNING
   COMPENSATION PAID TO
   U.S. BANK NATIONAL
   ASSOCIATION AND
   AND OTHER AFFILIATES


    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this
    Prospectus:


    Investment advisory services -- see "Management- Investment Advisor"



    Custodian services -- see "Management- Custodian"


    Sub-administration services -- see "Management- Administrator"


    Shareholder servicing -- see "Distributor"


    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"



    Transfer agent services -- see "Management-Transfer Agent"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1001 (5/98) R

JANUARY 31, 1998 AS SUPPLEMENTED ON MAY 15, 1998


BONDS FUNDS

CLASS Y SHARES



Limited Term Income Fund
Intermediate Term Income Fund
Fixed Income Fund
Intermediate Government Bond Fund





FIRST AMERICAN
       INVESTMENT FUNDS, INC.

PROSPECTUS





[LOGO] FIRST AMERICAN
          THE POWER OF DISCIPLINED INVESTING(R)

    TABLE OF CONTENTS



Summary                                      2
 ...............................................
Fees and Expenses                            4
 ...............................................
Financial Highlights                         6
 ...............................................
The Funds                                    8
 ...............................................
Investment Objectives and Policies           8
 ...............................................
Management                                  12
 ...............................................
Distributor                                 14
 ...............................................
Purchases and Redemptions of Shares         14
 ...............................................
Federal Income Taxes                        17
 ...............................................
Fund Shares                                 18
 ...............................................
Calculation of Performance Data             18
 ...............................................
Special Investment Methods                  19
 ...............................................
Information Concerning Compensation Paid
to U.S. Bank National Association and Other
Affiliates                                  25
 ...............................................

    FIRST AMERICAN INVESTMENT FUNDS, INC.

    CLASS Y SHARES PROSPECTUS


    The shares described in this Prospectus represent interests in First American Investment Funds, Inc., which consists of mutual funds with several different investment portfolios and objectives. This Prospectus relates to the Class Y Shares of the following funds (the "Funds"):



     * LIMITED TERM INCOME FUND


     * INTERMEDIATE TERM INCOME FUND


    * FIXED INCOME FUND


    * INTERMEDIATE GOVERNMENT BOND FUND


    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, INCLUDING U.S. BANK NATIONAL ASSOCIATION AND ANY OF ITS AFFILIATES, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, DUE TO FLUCTUATIONS IN EACH FUND'S NET ASSET VALUE.


    This Prospectus concisely sets forth information about the Funds that a prospective investor should know before investing. It should be read and retained for future reference.


    A Statement of Additional Information dated January 31, 1998 as supplemented on May 15, 1998 for the Funds has been filed with the Securities and Exchange Commission ("SEC") and is incorporated in its entirety by reference in this Prospectus. To obtain copies of the Statement of Additional Information at no charge, or to obtain other information or make inquiries about the Funds, call (800) 637-2548 or write SEI Investments Distribution Co., Oaks, Pennsylvania 19456. The SEC maintains a World Wide Web site that contains reports and information regarding issuers that file electronically with the SEC. The address of such site is "http://www.sec.gov."



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The date of this Prospectus is January 31, 1998 as supplemented on May 15, 1998.

    SUMMARY

    First American Investment Funds, Inc. ("FAIF") is an open-end investment company which offers shares in several different mutual funds. This Prospectus provides information with respect to the Class Y Shares of the following funds (the "Funds"):


    LIMITED TERM INCOME FUND has an objective of providing current income while attempting to provide a high degree of principal stability. This Fund invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 6 months to 2 years.


    INTERMEDIATE TERM INCOME FUND has an objective of providing current income to the extent consistent with preservation of capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.


    FIXED INCOME FUND has an objective of providing a high level of current income consistent with limited risk to capital. This Fund generally invests in the same kinds of debt securities as Limited Term Income Fund. Under normal market conditions, the weighted average maturity of the securities held by this Fund will not exceed 15 years.


    INTERMEDIATE GOVERNMENT BOND FUND has an objective of providing current income to the extent consistent with preservation of capital. Under normal market conditions, this Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.



    INVESTMENT ADVISOR. U.S. Bank National Association (the "Advisor" or "U.S. Bank") serves as investment advisor to each of the Funds through its First American Asset Management group. See "Management."



    DISTRIBUTOR; ADMINISTRATOR. SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. SEI Investments Management Corporation (the "Administrator") serves as the administrator of the Funds. See "Management" and "Distributor."



    ELIGIBLE INVESTORS; OFFERING PRICES. Class Y Shares are offered through banks and certain other institutions for the investment of their own funds and funds for which they act in a fiduciary, agency or custodial capacity. Class Y Shares are sold at net asset value without any front-end or deferred sales charges. See "Purchases and Redemptions of Shares."


    EXCHANGES. Class Y Shares of any Fund may be exchanged for Class Y shares of other funds in the First American family of funds at the shares' respective net asset values with no additional charge. See "Purchases and Redemptions of Shares -- Exchange Privilege."



    REDEMPTIONS. Shares of each Fund may be redeemed at any time at their net asset value next determined after receipt of a redemption request by the Funds' transfer agent, with no additional charge. See "Purchases and Redemptions of Shares."

    RISKS TO CONSIDER. Each of the Funds is subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate). In addition, those Funds which may invest in mortgage-backed securities are subject to certain additional risks associated with investing in securities representing interests in, or secured by, pools of residential mortgage loans. See "Investment Objectives and Policies -- Risks to Consider" and "Special Investment Methods."



    SHAREHOLDER INQUIRIES. Any questions or communications regarding the Funds or a shareholder account should be directed to the Distributor by calling
    (800) 637-2548, or to the financial institution which holds shares on an investor's behalf.

    FEES AND EXPENSES



    ----------------------------------------------------------------------------
    CLASS Y SHARE FEES AND EXPENSES





                                                          LIMITED     INTERMEDIATE                   INTERMEDIATE
                                                             TERM             TERM          FIXED      GOVERNMENT
                                                           INCOME           INCOME         INCOME            BOND
                                                             FUND             FUND           FUND            FUND
                                                      -----------   --------------   ------------   -------------
 SHAREHOLDER TRANSACTION EXPENSES
 Maximum sales load imposed on purchases                   None           None            None            None
 Maximum sales load imposed on reinvested dividends        None           None            None            None
 Deferred sales load                                       None           None            None            None
 Redemption fees                                           None           None            None            None
 Exchange fees                                             None           None            None            None
----------------------------------------------------     ------          -----           -----          ------
 ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
 Investment advisory fees (after voluntary fee waivers)(1) 0.40%          0.48%           0.52%           0.53%
 Rule 12b-1 fees                                           None           None            None            None
 Other expenses                                            0.20%          0.22%           0.18%           0.17%
 Total fund operating expenses
 (after voluntary fee waivers)(1)                          0.60%          0.70%           0.70%           0.70%
----------------------------------------------------     ------          -----           -----          ------
 EXAMPLE(2)
 You would pay the following expenses on a $1,000 investment, assuming
 (i) a 5% annual return, and (ii) redemption at the end of each time period:
  1 year                                                $     6        $     7         $     7         $     7
  3 years                                               $    19        $    22         $    22         $    22
  5 years                                               $    33        $    39         $    39         $    39
 10 years                                               $    75        $    87         $    87         $    87


(1) THE ADVISOR INTENDS TO WAIVE A PORTION OF ITS FEES ON A VOLUNTARY BASIS, AND THE AMOUNTS SHOWN REFLECT THESE WAIVERS AS OF THE DATE OF THIS PROSPECTUS. THE ADVISOR INTENDS TO MAINTAIN SUCH WAIVERS IN EFFECT FOR THE CURRENT FISCAL YEAR BUT RESERVES THE RIGHT TO DISCONTINUE SUCH WAIVERS AT ANY TIME IN ITS SOLE DISCRETION. NOTWITHSTANDING THE FOREGOING, THE ADVISOR WILL MAINTAIN SUCH WAIVERS OF INTERMEDIATE TERM INCOME FUND AND FIXED INCOME FUND IN EFFECT THROUGH SEPTEMBER 30, 1998. ABSENT ANY FEE WAIVERS, INVESTMENT ADVISORY FEES FOR EACH FUND AS AN ANNUALIZED PERCENTAGE OF AVERAGE DAILY NET ASSETS WOULD BE 0.70%; AND TOTAL FUND OPERATING EXPENSES CALCULATED ON SUCH BASIS WOULD BE 0.90% FOR LIMITED TERM INCOME FUND, 0.92% FOR INTERMEDIATE TERM INCOME FUND, 0.88% FOR FIXED INCOME FUND AND 0.87% FOR INTERMEDIATE GOVERNMENT BOND FUND. "OTHER EXPENSES" INCLUDES AN ADMINISTRATION FEE.

(2) ABSENT THE FEE WAIVERS REFERRED TO IN (1) ABOVE, THE DOLLAR AMOUNTS FOR THE 1, 3, 5 AND 10-YEAR PERIODS WOULD BE AS FOLLOWS: LIMITED TERM INCOME FUND, $9, $29, $50 AND $111; INTERMEDIATE TERM INCOME FUND, $9, $29, $51 AND $113; FIXED INCOME FUND, $9, $28, $49 AND $108; AND INTERMEDIATE
    GOVERNMENT BOND FUND, $9, $28, $48 AND $107.

    ---------------------------------------------------------------------------
    INFORMATION CONCERNING FEES AND EXPENSES

    The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in a Fund may bear directly or indirectly. THE EXAMPLES CONTAINED IN THE TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

    FINANCIAL HIGHLIGHTS

    The following audited financial highlights should be read in conjunction with the Funds' financial statements, the related notes thereto and the independent auditors' report of KPMG Peat Marwick LLP appearing in FAIF's annual report to shareholders dated September 30, 1997. Further information about the Funds' performance is contained in such annual report to shareholders, which may be obtained without charge by calling (800) 637-2548 or by writing SEI Investments Distribution Co., Oaks, Pennsylvania 19456.


    For the periods ended September 30,
    For a share outstanding throughout the period




                                                     REALIZED AND
                                                       UNREALIZED     DIVIDENDS
                         NET ASSET            NET        GAINS OR      FROM NET
                   VALUE BEGINNING     INVESTMENT     (LOSSES) ON    INVESTMENT
                         OF PERIOD         INCOME     INVESTMENTS        INCOME
                 -----------------   ------------   -------------   -----------
LIMITED TERM INCOME FUND Class Y
  1997                $ 9.91           $  0.56         $  0.03        $ (0.56)
  1996                  9.92              0.58           (0.01)         (0.58)
  1995                  9.85              0.56            0.07          (0.56)
  1994(1)              10.02              0.29           (0.17)         (0.29)
INTERMEDIATE TERM INCOME FUND Class Y
  1997                $ 9.93           $  0.55         $  0.13        $ (0.56)
  1996                  9.94              0.55              --          (0.55)
  1995                  9.55              0.58            0.39          (0.58)
  1994(1)              10.01              0.31           (0.46)         (0.31)
FIXED INCOME FUND Class Y
  1997                $10.76           $  0.62         $  0.27        $ (0.62)
  1996                 10.97              0.63           (0.11)         (0.63)
  1995                 10.37              0.66            0.62          (0.65)
  1994(2)              11.11              0.38           (0.74)         (0.38)
INTERMEDIATE GOVERNMENT BOND FUND Class Y
  1997                $ 9.18           $  0.54         $  0.09        $ (0.54)
  1996                  9.29              0.54           (0.11)         (0.54)
  1995                  8.98              0.54            0.31          (0.54)
  1994(2)               9.41              0.27           (0.43)         (0.27)
-------               ------           -------         -------        -------


 +  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) THIS CLASS OF SHARES HAS BEEN OFFERED SINCE FEBRUARY 4, 1994 (THE FUND ITSELF HAVING COMMENCED OPERATIONS ON DECEMBER 14, 1992). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) THIS CLASS OF SHARES HAS BEEN OFFERED SINCE FEBRUARY 4, 1994 (THE FUND ITSELF HAVING COMMENCED OPERATIONS ON DECEMBER 22, 1987). ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.

                                                                                                RATIO OF
                                                                              RATIO OF NET   EXPENSES TO
                    NET ASSET                                     RATIO OF      INVESTMENT       AVERAGE
    DISTRIBUTIONS       VALUE                    NET ASSETS    EXPENSES TO       INCOME TO    NET ASSETS   PORTFOLIO
             FROM      END OF         TOTAL          END OF        AVERAGE         AVERAGE    (EXCLUDING    TURNOVER
    CAPITAL GAINS      PERIOD        RETURN    PERIOD (000)     NET ASSETS      NET ASSETS      WAIVERS)        RATE
----------------- -----------  ------------  --------------  -------------  --------------  ------------  ----------
 $       --         $  9.94          6.09%      $184,368          0.60%           5.60%          0.90%        147%
         --            9.91          5.93         93,588          0.60            5.80           0.84          61
         --            9.92          6.57        111,439          0.60            5.67           0.97         120
         --            9.85          1.24+        70,266          0.60            4.40           1.03          48
$    (0.07)         $  9.98          6.98%      $324,250          0.70%           5.51%          0.92%        165%
     (0.01)            9.93          5.63         98,702          0.70            5.45           0.88         161
        --             9.94         10.51         88,375          0.70            5.94           0.94          69
        --             9.55         (1.48)+       68,445          0.58            4.81           1.07         177
$    (0.07)         $ 10.96          8.54%      $705,719          0.70%           5.71%          0.88%        130%
     (0.10)           10.76          4.90        391,211          0.70            5.81           0.87         108
     (0.03)           10.97         12.86        289,816          0.70            6.28           0.94         106
        --            10.37         (3.23)+       90,187          0.61            5.53           0.92         142
$       --          $  9.27          7.07%      $181,889          0.70%           5.88%          0.87%         22%
        --             9.18          4.74        140,230          0.70            5.85           0.85          29
        --             9.29          9.82        100,168          0.70            6.13           0.97          17
        --             8.98         (1.66)+       27,776          0.36            5.32           1.45          74
-----------         -------        ------       --------          ----            ----           ----         ---

    THE FUNDS

    FAIF is an open-end management investment company which offers shares in several different mutual funds (collectively, the "FAIF Funds"), each of which evidences an interest in a separate and distinct investment portfolio. Shareholders may purchase shares in each FAIF Fund through three separate classes (Class A, Class B and Class Y) which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. Except for these differences among classes, each share of each FAIF Fund represents an undivided proportionate interest in that Fund. FAIF is incorporated under the laws of the State of Maryland, and its principal offices are located at Oaks, Pennsylvania 19456.

    This Prospectus relates only to the Class Y Shares of the Funds named on the cover hereof. Information regarding the Class A and Class B Shares of these Funds and regarding the Class A, Class B and Class Y Shares of the other FAIF Funds is contained in separate prospectuses that may be obtained from FAIF's Distributor, SEI Investments Distribution Co., Oaks, Pennsylvania, 19456, or by calling (800) 637-2548. The Board of Directors of FAIF may authorize additional series or classes of common stock in the future.





    INVESTMENT OBJECTIVES AND POLICIES

    This section describes the investment objectives and policies of the Funds. There is no assurance that any of these objectives will be achieved. The Funds' investment objectives are not fundamental and therefore may be changed without a vote of shareholders. Such changes could result in a Fund having investment objectives different from those which shareholders considered appropriate at the time of their investment in a Fund. Shareholders will receive written notification at least 30 days prior to any change in a Fund's investment objectives. Each of the Funds is a diversified investment company, as defined in the Investment Company Act of 1940 (the "1940 Act").


    If a percentage limitation on investments by a Fund stated below or in the Statement of Additional Information is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset values will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's and Moody's are contained in the Statement of Additional Information.



    This section also contains information concerning certain investment risks borne by Fund shareholders under the heading "-- Risks to Consider." Further information concerning the securities in which the Funds may invest and related matters is set forth under "Special Investment Methods."


    ---------------------------------------------------------------------------
    LIMITED TERM INCOME FUND, INTERMEDIATE TERM INCOME FUND AND FIXED INCOME
    FUND


    OBJECTIVES. Limited Term Income Fund has an objective of providing current income while attempting to provide a high degree of principal stability. Intermediate Term Income Fund has an objective of providing current income to the extent consistent with preservation of capital. Fixed Income Fund has an objective of providing a high level of current income consistent with limited risk to capital.


    INVESTMENT POLICIES. Each of these Funds invests in investment grade debt securities, at least 65% of which are United States Government obligations and corporate debt obligations and mortgage-backed and asset-backed securities rated at least A by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization.

    Under normal market conditions, the weighted average maturity of the securities held by Limited Term Income Fund will range from 6 months to 2 years; that of Intermediate Term Income Fund will range from 2 to 7 years; and that of Fixed Income Fund will not exceed 15 years.


    These Funds' permitted investments include notes, bonds and discount notes of United States Government agencies or instrumentalities (including zero coupon securities); domestic issues of corporate debt obligations having floating or fixed rates of interest and rated at least BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor; other fixed income securities, including mortgage-backed securities, which are rated in one of the four highest categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor; and commercial paper which is rated A-1 by Standard & Poor's or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization. At least 65% of the total assets of Fixed Income Fund will be invested in fixed rate obligations.

    Subject to the foregoing limitations, each of these Funds may invest in the following kinds of securities, as described under the related headings under "Special Investment Methods:" (i) mortgage-backed securities (provided that Limited Term Income Fund will not invest in interest-only, principal-only, inverse floating rate or inverse interest-only mortgage-backed securities, and each of Intermediate Term Income Fund and Fixed Income Fund will not invest more than 10% of its total assets in the aggregate in these kinds of securities); (ii) asset-backed securities; and (iii) bank instruments.

    In addition, each of these Funds may (i) invest up to 15% of its total assets in foreign securities payable in United States dollars; (ii) enter into repurchase agreements; (iii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices; (iv) purchase securities on a when-issued or delayed delivery basis; and (v) engage in the lending of portfolio securities. Furthermore, Intermediate Term Income Fund and Fixed Income Fund may, in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts and may invest up to 25% of its total assets in mortgage dollar roll transactions. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    Limited Term Income Fund also may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs"). A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs therefore are usually considered to be illiquid investments. Limited Term Income Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company. A description of these ratings is contained in the Statement of Additional Information.


    Although these Funds will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, they may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by these Funds as soon as practicable in an orderly manner.


    For temporary defensive purposes, these Funds may, without limitation, hold cash or invest in cash items. The Funds also may invest not more than 35% of their total assets in cash and cash items in order to utilize assets awaiting normal investment. Cash items may include short-term obligations such as rated commercial paper and variable amount master demand notes; time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto.



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    INTERMEDIATE GOVERNMENT BOND FUND


    OBJECTIVE. Intermediate Government Bond Fund has an objective of providing current income to the extent consistent with preservation of capital.



    INVESTMENT POLICIES. Under normal market conditions, Intermediate Government Bond Fund invests at least 65% of its total assets in securities issued or guaranteed by the United States Government and its agencies and instrumentalities (including zero coupon securities). The Fund's share price and yield, however, are not guaranteed or insured by the United States Government or any of its agencies or instrumentalities. Under normal market conditions, the weighted average maturity of the securities held by this Fund will range from 2 to 7 years.



    The types of securities in which the Fund may invest include direct obligations of the United States Treasury, such as United States Treasury bonds, notes and bills. In addition, the Fund may invest in obligations issued or guaranteed as to principal and interest by agencies of the United States Government or by instrumentalities which have been established or sponsored by the United States Government, provided, in each case, that interest on the obligations is excludable from state taxable income by the holders thereof. Such agencies and instrumentalities include, but are not limited to, the Farm Credit System Financial Assistance Corporation, the Federal Home Loan Banks System, the Student Loan Marketing Association and the Tennessee Valley Authority. Obligations issued or guaranteed by some of these agencies or instrumentalities are not guaranteed by the United States Government, but instead rely solely on the assets and credit of the issuing agency or instrumentality. The United States Treasury, agency and instrumentality securities in which the Fund may invest include adjustable rate securities and United States Treasury inflation-protection securities. The principal amount of such inflation-protection securities is adjusted for inflation, and periodic interest payments are an amount equal to a fixed percentage of the inflation-adjusted principal amount.



    In addition, the Fund may (i) enter into repurchase agreements; (ii) in order to attempt to reduce risk, invest in exchange traded put and call options on interest rate futures contracts and on interest rate indices;
    (iii) in order to attempt to reduce risk, invest in exchange traded interest rate futures and interest rate index futures contracts; (iv) invest up to 25% of its total assets in mortgage dollar roll transactions;
    (v) purchase securities on a when-issued or delayed delivery basis; and
    (vi) engage in the lending of portfolio securities. For information about these investment methods, restrictions on their use, and certain associated risks, see the related headings under "Special Investment Methods."



    For temporary defensive purposes, the Fund may without limitation hold cash or invest in short-term government securities maturing within 13 months from the date of purchase; repurchase agreements with respect to government securities; and securities of other mutual funds which invest primarily in debt securities with remaining maturities of 13 months or less (which investments also are subject to the advisory fee). Such other mutual funds include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. The Fund also may so invest not more than 35% of its total assets in such investments in order to utilize assets awaiting normal investment. See "Special Investment Methods -- Repurchase Agreements."



    ---------------------------------------------------------------------------
    RISKS TO CONSIDER


    An investment in any of the Funds involves certain risks. These include the following:


    INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases. Thus, shareholders in the Funds bear the risk that increases in market interest rates will cause the value of their Fund's portfolio investments to decline.

    In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, the net asset value of a Fund which invests in securities with longer weighted average maturities, such as Fixed Income Fund, should be expected to have greater volatility in periods of changing market interest rates than that of a Fund which invests in securities with shorter weighted average maturities, such as Limited Term Income Fund. Similarly, the volatility of Intermediate Term Income Fund and Intermediate Government Bond Fund generally should be expected to be between that of Fixed Income Fund and Limited Term Income Fund. As described below under "Special Investment Methods -- Mortgage-Backed Securities," it is more difficult to generalize about the effect of changes in market interest rates on the values of mortgage-backed securities.


    Although the Advisor may engage in transactions intended to hedge the value of the Funds' portfolios against changes in market interest rates, there is no assurance that such hedging transactions will be undertaken or will fulfill their purpose. See "Special Investment Methods -- Options Transactions."



    CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds invest in debt securities, they are subject to credit risk.


    Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. The ratings and certain other requirements which apply to the Funds' permitted investments, as described elsewhere in this Prospectus, are intended to limit the amount of credit risk undertaken by the Funds. Nevertheless, shareholders in the Funds bear the risk that payment defaults could cause the value of their Fund's portfolio investments to decline. Investors also should note that Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund can invest in debt securities rated as low as BBB by Standard & Poor's or Baa by Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Although these rating categories are investment grade, obligations with these ratings are viewed as having speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.



    CALL RISK. Many corporate bonds may be redeemed at the option of the issuer ("called") at a specified price prior to their stated maturity date.

    In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancings may take place.

    If a bond held by a Fund is called during a period of declining interest rates, the Fund probably will have to reinvest the proceeds received by it at a lower interest rate than that borne by the called bond, thus resulting in a decrease in the Fund's income. To the extent that the Funds invest in callable corporate bonds, Fund shareholders bear the risk that reductions in income will result from the call of bonds. Most United States Government securities are not callable before their stated maturity, although U.S. agency securities often are.



    YEAR 2000. Like other mutual funds, financial and business organizations, the Funds could be adversely affected if the computer systems used by the Advisor, the Administrator and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Funds have undertaken a Year 2000 program that is believed by the Advisor to be reasonably designed to assess and monitor the steps being taken by the Funds' service providers to address the Year 2000 issue with respect to the computer systems they use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


    OTHER. Investors also should review "Special Investment Methods" for information concerning risks associated with certain investment techniques which may be utilized by the Funds.




   MANAGEMENT

    The Board of Directors of FAIF has the primary responsibility for overseeing the overall management and electing the officers of FAIF. Subject to the overall direction and supervision of the Board of Directors, the Advisor acts as investment advisor for and manages the investment portfolios of FAIF.



    ---------------------------------------------------------------------------

    INVESTMENT ADVISOR


    U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, acts as the Funds' investment advisor through its First American Asset Management group. The Advisor has acted as an investment advisor to FAIF since its inception in 1987 and has acted as investment advisor to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996. As of September 30, 1997, the Advisor was managing accounts with an aggregate value of approximately $55 billion, including mutual fund assets of approximately $20 billion. U.S. Bancorp, 601 Second Avenue South, Minneapolis, Minnesota 55402, is the holding company for the Advisor.

    Each of the Funds has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time except as discussed under "Fees and Expenses -- Class Y Share Fees and Expenses." The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.


    The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

    Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, FAIF has received an opinion from its counsel that the Advisor is not prohibited from performing the investment advisory services described above. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.



    ---------------------------------------------------------------------------
    PORTFOLIO MANAGERS



    Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund are managed by a committee comprised of Mr. Jones, Ms. Rehkamp and Mr. Green, whose backgrounds are set forth below. Intermediate Government Bond Fund is managed by Mr. Drahn, whose background is set forth below.

    MARTIN L. JONES is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. Mr. Jones heads the Fixed Income Group of the Advisor and has over 20 years of investment industry experience. Formerly with Harris Trust & Savings Bank, Dillon, Read & Co., and Loeb Rhoades & Co., Mr. Jones received his bachelor's degree from Texas Tech University, his master's degree from University of Texas, and his master's degree in business administration from the University of Chicago.

    CHRISTOPHER L. DRAHN is portfolio manager for Intermediate Government Bond Fund. He joined the Advisor in 1985 and has 12 years of investment industry experience. Mr. Drahn received his bachelor's degree from Wartburg College and his master's degree in business administration from the University of Minnesota. He is a Chartered Financial Analyst.

    LUCILLE C. REHKAMP is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. She joined the Advisor in 1979 and has 21 years of investment industry experience. Ms. Rehkamp received her bachelor's degree from Marquette University.

    MARK M. GREEN is a member of the committee that manages Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund. He joined the Advisor in 1996 and has over ten years of investment industry experience. Prior to joining the Advisor, Mr. Green was a portfolio manager at Wells Fargo Investment Management. Mr. Green received his bachelor's degree and master's degree from San Francisco State University.





    ---------------------------------------------------------------------------
    CUSTODIAN



    The Custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of U.S. Bancorp.



    As compensation for its services to the Funds, the Custodian is paid monthly fees calculated on an annual basis equal to 0.03% of the applicable Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds.

    ---------------------------------------------------------------------------
    ADMINISTRATOR


    The administrator for the Funds is SEI Investments Management Corporation, Oaks, Pennsylvania 19456. The Administrator, a wholly-owned subsidiary of SEI Investments Company, provides the Funds with certain administrative services necessary to operate the Funds. These services include shareholder servicing and certain accounting and other services. The Administrator provides these services for a fee calculated at an annual rate of 0.12% of each Fund's average daily net assets, provided that to the extent that the aggregate net assets of all First American Funds exceed $8 billion, the percentage stated above is reduced to 0.105%. From time to time, the Administrator may voluntarily waive its fees or reimburse expenses with respect to any of the Funds. Any such waivers or reimbursements may be made at the Administrator's discretion and may be terminated at any time. U.S. Bank assists the Administrator and provides sub-administration services for the Funds. For these services, the Administrator compensates the sub-administrator at an annual rate of up to 0.05% of each Fund's average daily net assets.


    ---------------------------------------------------------------------------
    TRANSFER AGENT



    DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds. The address of the Transfer Agent is 330 West Ninth Street, Kansas City, Missouri 64105. The Transfer Agent is not affiliated with the Distributor, the Administrator or the Advisor.


    DISTRIBUTOR


    SEI Investments Distribution Co. is the principal distributor for shares of the Funds and of the other FAIF Funds. The Distributor is a Pennsylvania corporation and is the principal distributor for a number of investment companies. The Distributor, which is not affiliated with the Advisor, is a wholly-owned subsidiary of SEI Investments Company and is located at Oaks, Pennsylvania 19456.

    The Distributor, the Administrator and the Advisor may in their discretion use their own assets to pay for certain costs of distributing Fund shares. Any arrangement to pay such additional costs may be commenced or discontinued by any of these persons at any time. In addition, the Distributor and the Advisor and its affiliates may provide compensation from their own resources for shareholder services provided by third parties, including "one-stop" mutual fund networks through which the Funds are made available.



    PURCHASES AND REDEMPTIONS OF SHARES

    ---------------------------------------------------------------------------
    SHARE PURCHASES AND REDEMPTIONS


    Shares of the Funds are sold and redeemed on days on which both the New York Stock Exchange and federally-chartered banks are open for business ("Business Days").



    Payment for shares can be made only by wire transfer. All information needed will be taken over the telephone and the order will be considered placed when the Custodian receives payment by wire. Federal funds should be wired as follows: U.S. Bank National Association, Minneapolis, Minnesota, ABA Number 091000022; For Credit To: DST Systems, Inc. Account Number 160234580266; For Further Credit To: (Investor Name and Fund Name). Shares cannot be purchased by Federal Reserve wire on days the New York Stock Exchange is closed or federally-chartered banks are closed. Purchase orders will be effective and eligible to receive dividends declared the same day if the Transfer Agent receives an order before 3:00 p.m. Central time and the Custodian receives federal funds before the close of business that day. Otherwise, the purchase order will be effective the next Business Day. The Funds reserve the right to reject a purchase order.


    Shares may be purchased through a financial institution which has a sales agreement with the Distributor. An investor may call its financial institution to place an order. Purchase orders must be received by the financial institution by the time specified by the institution to be assured same day processing, and purchase orders must be transmitted to and received by the Funds by 3:00 p.m. Central time in order for shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.



    The Funds are required to redeem for cash all full and fractional shares of the Funds. Redemption requests may be made any time before 3:00 p.m. Central time in order to receive that day's redemption price. For redemption requests received before 3:00 p.m. Central time, payment will ordinarily be made the next business day by transfer of Federal funds, but payment may be made up to 7 days later.


    ---------------------------------------------------------------------------
    WHAT SHARES COST



    Class Y Shares of the Funds are sold and redeemed at net asset value. The net asset value per share is determined as of the close of normal trading on the New York Stock Exchange (3:00 p.m. Central time) on each Business Day provided that net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for that Fund's shares is received and on days on which changes in the value of portfolio securities will not materially affect the current net asset value of the Fund's shares. The price per share for purchases or redemptions is such value next computed after the Transfer Agent receives the purchase order or redemption request. In the case of redemptions and repurchases of shares owned by corporations, trusts or estates, the Transfer Agent may require additional documents to evidence appropriate authority in order to effect the redemption, and the applicable price will be that next determined following the receipt of the required documentation.



    DETERMINING NET ASSET VALUE. The net asset value per share for each of the Funds is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected), less all liabilities, by the number of Fund shares outstanding. For the purpose of determining the aggregate net assets of the Funds, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued and dividends will be recorded on the ex-dividend date. Security valuations are furnished by an independent pricing service that has been approved by the Board of Directors.


    Debt obligations with remaining maturities in excess of 60 days are valued at the most recently quoted bid price. For such debt obligations the pricing service may employ methods that utilize actual market transactions, broker-dealer valuations, or other electronic data processing techniques. These techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at security valuations. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost which approximates market value. If a security price cannot be obtained from an independent pricing service a bid price may be obtained from an independent broker who makes a market in the security.

    Foreign securities owned by the Funds are valued at the closing prices on the principal exchange on which they trade.

    If the value for a security cannot be obtained from the sources described above, the security's value may be determined pursuant to the fair value procedures established by the Board of Directors.

    Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. Portfolio securities underlying actively traded options are valued at their market price as determined above. The current market value of any exchange traded options held or written by a Fund, are valued at the closing bid price for a long position or the closing ask price for a short position.


    Although the methodology and procedures for determining net asset value are identical for all classes of shares, the net asset value per share of different classes of shares of the same Fund may differ because of the distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.



    FOREIGN SECURITIES. Any assets or liabilities of the Funds initially expressed in terms of foreign currencies are translated into United States dollars using current exchange rates. Trading in securities on foreign markets may be completed before the close of business on each business day of the Funds. Thus, the calculation of the Funds' net asset value may not take place contemporaneously with the determination of the prices of foreign securities held in the Funds' portfolios. In addition, trading in securities on foreign markets may not take place on all days on which the New York Stock Exchange is open for business or may take place on days on which the New York Stock Exchange is not open for business. Therefore, the net asset value of a Fund which holds foreign securities might be significantly affected on days when an investor has no access to the Fund.



    ---------------------------------------------------------------------------
    EXCHANGING SECURITIES FOR FUND SHARES


    A Fund may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon the prior approval by the Fund and a determination by the Fund and the Advisor that the securities to be exchanged are acceptable. Securities accepted by a Fund will be valued in the same manner that a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued.



    ---------------------------------------------------------------------------
    CERTIFICATES AND CONFIRMATIONS

    The Transfer Agent maintains a share account for each shareholder. Share certificates will not be issued by the Funds.


    Confirmations of each purchase and redemption are sent to each shareholder. In addition, monthly confirmations are sent to report all transactions and dividends paid during that month for the Funds.


    ---------------------------------------------------------------------------
    DIVIDENDS AND DISTRIBUTIONS

    Dividends with respect to each Fund are declared and paid monthly to all shareholders of record on the record date. Distributions of any net realized long-term capital gains will be made at least once every 12 months. Dividends and distributions are automatically reinvested in additional shares of the Fund paying the dividend on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the Fund.

    All shareholders on the record date are entitled to the dividend. If shares are purchased before a record date for a dividend or a distribution of capital gains, a shareholder will pay the full price for the shares and will receive some portion of the purchase price back as a taxable dividend or distribution (to the extent, if any, that the dividend or distribution is otherwise taxable to holders of Fund shares). If shares are redeemed or exchanged before the record date for a dividend or distribution or are purchased after the record date, those shares are not entitled to the dividend or distribution.


    The amount of dividends payable on Class Y Shares generally will be more than the dividends payable on Class A or Class B Shares because of the distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses charged to Class A and Class B Shares.



    ---------------------------------------------------------------------------
    EXCHANGE PRIVILEGE



    Shareholders may exchange Class Y Shares of a Fund for currently available Class Y Shares of the other FAIF Funds or of other funds in the First American family of funds at net asset value. Exchanges of shares among the First American family of funds must meet any applicable minimum investment of the fund for which shares are being exchanged.

    The ability to exchange shares of the Funds does not constitute an offering or recommendation of shares of one fund by another fund. This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. An investor who is considering acquiring shares in another First American fund pursuant to the exchange privilege should obtain and carefully read a prospectus of the fund to be acquired. Exchanges may be accomplished by a written request, or by telephone if a preauthorized exchange authorization is on file with the Transfer Agent, shareholder servicing agent, or financial institution.

    Written exchange requests must be signed exactly as shown on the authorization form. None of the Funds, the Distributor, the Transfer Agent, any shareholder servicing agent, nor any financial institution will be responsible for further verification of the authenticity of the exchange instructions.

    Telephone exchange instructions made by an investor may be carried out only if a telephone authorization form completed by the investor is on file with the Transfer Agent, shareholder servicing agent or financial institution. Shares may be exchanged between two Funds by telephone only if both Funds have identical shareholder registrations.

    Telephone exchange instructions may be recorded and will be binding upon the shareholder. Telephone instructions must be received by the Transfer Agent before 3:00 p.m. Central time, or by a shareholder's shareholder servicing agent or financial institution by the time specified by it, in order for shares to be exchanged the same day. Neither the Transfer Agent nor any Fund will be responsible for the authenticity of exchange instructions received by telephone if it reasonably believes those instructions to be genuine. The Funds and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and they may be liable for losses resulting from unauthorized or fraudulent telephone instructions if they do not employ these procedures.

    Shareholders of the Funds may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his or her broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105. The exchange privilege should not be used to take advantage of short-term swings in the securities markets. The Funds reserve the right to limit or terminate exchange privileges as to any shareholder who makes exchanges more than four times a year (other than through periodic investment programs). The Funds may modify or revoke the exchange privilege for all shareholders upon 60 days' prior written notice or without notice in times of drastic economic or market changes.


    Shares of a class in which an investor is no longer eligible to participate may be exchanged for shares of a class in which that investor is eligible to participate. An example of this kind of exchange would be a situation in which Class Y Shares of a Fund held by a financial institution in a trust or agency capacity for one or more individual beneficiaries are exchanged for Class A Shares of that Fund and distributed to the individual beneficiaries.

    There are currently no additional fees or charges for the exchange service. The Funds do not contemplate establishing such fees or charges, but they reserve the right to do so. Shareholders will be notified of any additional fees or charges.





    FEDERAL INCOME TAXES

    Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), during its current taxable year in order to be relieved of payment of federal income taxes on amounts of taxable income it distributes to shareholders.

    Dividends paid from each Fund's net investment income and net short-term capital gains will be taxable to shareholders as ordinary income, whether or not the shareholder elects to have such dividends automatically reinvested in additional shares. Dividends paid by the Funds will not be eligible for the 70% deduction for dividends received by corporations. Dividends paid from the net capital gains of each Fund and designated as capital gain dividends generally will be taxable to shareholders as long-term capital gains, regardless of the length of time for which they have held their shares in the Fund. In the case of shareholders who are individuals, estates, or trusts, each Fund will designate the portion of each capital gain dividend that must be treated as mid-term capital gain and the portion that must be treated as long-term capital gain.

    Gain or loss realized upon the sale of shares in the Funds will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For corporate shareholders, such gain or loss will be long-term gain or loss if the shares were held more than one year. For shareholders who are individuals, estates, or trusts the gain or loss will be considered long-term if the shareholder has held the shares for more than 18 months and mid-term if the shareholder has held the shares for more than one year but not more than 18 months.

    This is a general summary of the federal tax laws applicable to the Funds and their shareholders as of the date of this Prospectus. See the Statement of Additional Information for further details.


    FUND SHARES

    Each share of a Fund is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

    Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund or class of shares, the shares of that Fund or class will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan pertaining to a class of shares.


    Under the laws of the State of Maryland and FAIF's Articles of Incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the 1940 Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.





    CALCULATION OF PERFORMANCE DATA



    From time to time, any of the Funds may advertise information regarding its performance. Each Fund may publish its "yield," its "cumulative total return," its "average annual total return" and its "distribution rate." Distribution rates may only be used in connection with sales literature and shareholder communications preceded or accompanied by a Prospectus. Each of these performance figures is based upon historical results and is not intended to indicate future performance, and, except for "distribution rate," is standardized in accordance with SEC regulations.



    "Yield" for the Funds is computed by dividing the net investment income per share (as defined in applicable SEC regulations) earned during a 30-day period (which period will be stated in the advertisement) by the maximum offering price per share on the last day of the period. Yield is an annualized figure, in that it assumes that the same level of net investment income is generated over a one year period. The yield formula annualizes net investment income by providing for semi-annual compounding.

    "Total return" is based on the overall dollar or percentage change in value of a hypothetical investment in a Fund assuming reinvestment of dividend distributions and deduction of all charges and expenses. "Cumulative total return" reflects a Fund's performance over a stated period of time. "Average annual total return" reflects the hypothetical annually compounded rate that would have produced the same cumulative total return if performance had been constant over the entire period. Because average annual returns tend to smooth out variations in a Fund's performance, they are not the same as actual year-by-year results.


    "Distribution rate" is determined by dividing the income dividends per share for a stated period by the maximum offering price per share on the last day of the period. All distribution rates published for the Funds are measures of the level of income dividends distributed during a specified period. Thus, these rates differ from yield (which measures income actually earned by a Fund) and total return (which measures actual income, plus realized and unrealized gains or losses of a Fund's investments). Consequently, distribution rates alone should not be considered complete measures of performance.



    The performance of the Class Y Shares of a Fund will normally be higher than for the Class A and Class B Shares because Class Y Shares are not subject to the sales charges and distribution, shareholder servicing, transfer agent and/or dividend disbursing expenses applicable to Class A and Class B Shares.



    In reports or other communications to shareholders and in advertising material, the performance of each Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities and to composites of such indices and averages. Also, the performance of each Fund may be compared to that of other funds of similar size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent mutual fund rating services, and each Fund may include in such reports, communications and advertising material evaluations published by nationally recognized independent ranking services and publications. For further information regarding the Funds' performance, see "Fund Performance" in the Statement of Additional Information.


   SPECIAL INVESTMENT METHODS

    This section provides additional information concerning the securities in which the Funds may invest and related topics. Further information concerning these matters is contained in the Statement of Additional Information.


    ---------------------------------------------------------------------------
    BANK INSTRUMENTS


    The bank instruments in which Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest include time and savings deposits, deposit notes and bankers' acceptances (including certificates of deposit) in commercial or savings banks. They also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. For a description of certain risks of investing in foreign issuers' securities, see "-- Foreign Securities" below. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.


    ---------------------------------------------------------------------------
    FOREIGN SECURITIES


    Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Bank Instruments" above.


    Although investments of these kinds are not subject to currency risk because they are denominated in United States dollars, they are subject to certain other risks associated with foreign investments. Risks which may affect foreign issuers include political, social or economic instability in the country of the issuer, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic United States issuers. In addition, foreign branches of United States banks and foreign banks may be subject to less stringent regulatory requirements than United States banks.


    ---------------------------------------------------------------------------
    ASSET-BACKED SECURITIES


    Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.



    ---------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES



    Each of Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below.



    Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The obligation of GNMA with respect to such certificates is backed by the full faith and credit of the United States, while the obligations of FNMA and FHLMC with respect to such certificates rely solely on the assets and credit of those entities. The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

    CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend on, among other factors, the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy. CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. Examples of the more common classes are provided in the Statement of Additional Information. The CMOs in which the Funds may invest include classes which are subordinated in right of payment to other classes, as long as they have the required rating referred to above.




    It is generally more difficult to predict the effect of changes in market interest rates on the return on mortgaged-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate or inverse interest-only CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. The limitations on each Fund's investments in interest-only, principal-only, inverse floating rate and inverse interest-only mortgage-backed securities are set forth above under "Investment Objectives and Policies."



    ---------------------------------------------------------------------------
    REPURCHASE AGREEMENTS



    Each of the Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.



    ---------------------------------------------------------------------------
    WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.


    The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

    In connection with their ability to purchase securities on a when-issued or delayed delivery basis, the Funds may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. The Funds will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

    ---------------------------------------------------------------------------
    ZERO COUPON SECURITIES


    The Funds may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.


    ---------------------------------------------------------------------------
    LENDING OF PORTFOLIO SECURITIES



    In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to an affiliate of the Advisor) in connection with these, which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.


    ---------------------------------------------------------------------------
    OPTIONS TRANSACTIONS


    Each of the Funds may, in order to reduce risk, invest in exchange traded put and call options on interest rate indices. Such investments will be made solely as a hedge against adverse changes resulting from market conditions in the values of securities held by the Funds or which they intend to purchase and where the transactions are deemed appropriate to reduce risks inherent in the Funds' portfolios or contemplated investments.


    None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying contract or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid (purchase price of the option) and the commission or other transaction expenses associated with acquiring the option.


    Options on interest rate indices give the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Put and call options on interest rate indices thus may be used to hedge the value of a portfolio of debt securities against anticipated changes in interest rates.


    The use of options on interest rate indices involves certain risks. These include the risk that changes in interest rates on the hedged instruments may not correlate to changes in interest rates on the instrument or index upon which the hedge is based, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.




    ---------------------------------------------------------------------------
    FUTURES AND OPTIONS ON FUTURES


    The Funds may engage in futures transactions and purchase options on futures to the extent specified with under "Investment Objectives and Policies." These transactions may include the purchase of stock index futures and options on stock index futures.


    A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period. A Fund may use futures contracts and options on futures in an effort to hedge against market risks.


    Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company under the Code.


    Where a Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's total assets. Where a Fund is permitted to enter into futures contracts obligating it to purchase an index in the future at a specified price, such Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the index value of the subject index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter.


    A Fund may lose the expected benefit of futures transactions if interest rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions.



    ---------------------------------------------------------------------------
    PORTFOLIO TRANSACTIONS


    Portfolio transactions in the over-the-counter market will be effected with market makers or issuers, unless better overall price and execution are available through a brokerage transaction. It is anticipated that most portfolio transactions involving debt securities will be executed on a principal basis. Also, with respect to the placement of portfolio transactions with securities firms, subject to the overall policy to seek to place portfolio transactions as efficiently as possible and at the best price, research services and placement of orders by securities firms for a Fund's shares may be taken into account as a factor in placing portfolio transactions for the Fund.


    ---------------------------------------------------------------------------
    PORTFOLIO TURNOVER



    Although the Funds do not intend generally to trade for short-term profits, they may dispose of a security without regard to the time it has been held when such action appears advisable to the Advisor. The portfolio turnover rate for a Fund may vary from year to year and may be affected by cash requirements for redemptions of shares. High portfolio turnover rates (100% or more) generally would result in higher transaction costs and could result in additional tax consequences to a Fund's shareholders.






    ---------------------------------------------------------------------------
    INVESTMENT RESTRICTIONS


    The fundamental and nonfundamental investment restrictions of the Funds are set forth in full in the Statement of Additional Information. The fundamental restrictions include the following:


    * None of the Funds will borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets.


    * None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. If a Fund engages in borrowing, its share price may be subject to greater fluctuation, and the interest expense associated with the borrowing may reduce the Fund's net income.



    *   None of the Funds will make short sales of securities.


    * None of the Funds will purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.


    A fundamental policy or restriction, including those stated above, cannot be changed without an affirmative vote of the holders of a "majority" of the outstanding shares of the applicable Fund, as defined in the 1940 Act.




    As a nonfundamental policy, none of the Funds will invest more than 15% of its net assets in all forms of illiquid investments, as determined pursuant to applicable SEC rules and interpretations. Section 4(2) commercial paper and Rule 144A securities may be determined to be "liquid" under guidelines adopted by the Board of Directors. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

   INFORMATION CONCERNING
   COMPENSATION PAID TO
   U.S. BANK NATIONAL
   ASSOCIATION AND
   OTHER AFFILIATES


    U.S. Bank National Association and other affiliates of U.S. Bancorp may act as a fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 ("ERISA") and other trust and agency accounts that invest in the Funds. These U.S. Bancorp affiliates may receive compensation from the Funds for the services they provide to the Funds, as described more fully in the following sections of this
    Prospectus:


    Investment advisory services -- see "Management-Investment Advisor"



    Custodian services -- see "Management-Custodian"


    Sub-administration services -- see "Management-Administrator"


    Shareholder servicing -- see "Distributor"


    Securities lending -- see "Special Investment Methods-Lending of Portfolio Securities"

FIRST AMERICAN INVESTMENT FUNDS, INC.
Oaks, Pennsylvania 19456

Investment Advisor
U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, Minnesota 55402

Custodian
U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101

Distributor
SEI INVESTMENTS DISTRIBUTION CO.
Oaks, Pennsylvania 19456

Administrator
SEI INVESTMENTS MANAGEMENT CORPORATION
Oaks, Pennsylvania 19456

Transfer Agent
DST SYSTEMS, INC.
330 West Ninth Street
Kansas City, Missouri 64105

Independent Auditors
KPMG PEAT MARWICK LLP
90 South Seventh Street
Minneapolis, Minnesota 55402

Counsel
DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402




FAIF-1501 (5/98) I

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 31, 1998
                         AS SUPPLEMENTED ON MAY 15, 1998



BALANCED FUND                           INTERNATIONAL FUND
REAL ESTATE SECURITIES FUND             HEALTH SCIENCES FUND
EQUITY INCOME FUND                      TECHNOLOGY FUND
EQUITY INDEX FUND                       LIMITED TERM INCOME FUND
LARGE CAP VALUE FUND                    INTERMEDIATE TERM INCOME FUND
LARGE CAP GROWTH FUND                   FIXED INCOME FUND
MID CAP VALUE FUND                      INTERMEDIATE GOVERNMENT BOND
REGIONAL EQUITY FUND                    FUND INTERMEDIATE TAX FREE FUND
SMALL CAP GROWTH FUND                   CALIFORNIA INTERMEDIATE TAX FREE FUND
SMALL CAP VALUE FUND                    COLORADO INTERMEDIATE TAX FREE FUND
MICRO CAP VALUE FUND                    MINNESOTA INTERMEDIATE TAX FREE FUND
INTERNATIONAL INDEX FUND                OREGON INTERMEDIATE TAX FREE FUND



         This Statement of Additional Information relates to the Class A, Class B and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated January 31, 1998 as supplemented on May 15, 1998. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of a Prospectus, write or call the Funds' distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (800) 637-2548. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION ........................................ 1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS ......... 2
     SHORT-TERM INVESTMENTS ................................ 2
     REPURCHASE AGREEMENTS ................................. 2
     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS ......... 3
     LENDING OF PORTFOLIO SECURITIES ....................... 3
     OPTIONS TRANSACTIONS .................................. 3
     FUTURES AND OPTIONS ON FUTURES ........................ 4
     FOREIGN SECURITIES .................................... 5
     FOREIGN CURRENCY TRANSACTIONS ......................... 5
     MORTGAGE-BACKED SECURITIES ............................ 6
     DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE ..... 8
     U.S. TREASURY INFLATION-PROTECTION SECURITIES ......... 8
     SPECIAL FACTORS AFFECTING CALIFORNIA INTERMEDIATE
          TAX FREE FUND .................................... 9
     SPECIAL FACTORS AFFECTING COLORADO INTERMEDIATE TAX
          FREE FUND ........................................14
     SPECIAL FACTORS AFFECTING  MINNESOTA INTERMEDIATE
          TAX FREE FUND ....................................16
     SPECIAL FACTORS AFFECTING OREGON INTERMEDIATE
          TAX FREE FUND ....................................17
     CFTC INFORMATION ......................................20

INVESTMENT RESTRICTIONS ....................................21

DIRECTORS AND EXECUTIVE OFFICERS ...........................25
     DIRECTORS .............................................25
     EXECUTIVE OFFICERS ....................................25
     COMPENSATION ..........................................27

INVESTMENT ADVISORY AND OTHER SERVICES .....................28
     INVESTMENT ADVISORY AGREEMENT .........................28
     SUB-ADVISORY AGREEMENT FOR INTERNATIONAL FUND .........29
     ADMINISTRATION AGREEMENT ..............................30
     DISTRIBUTOR AND DISTRIBUTION PLANS ....................31
     CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS .......33

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE .........33

CAPITAL STOCK ..............................................37

NET ASSET VALUE AND PUBLIC OFFERING PRICE ..................46

FUND PERFORMANCE ...........................................49
     SEC STANDARDIZED PERFORMANCE FIGURES ..................49
     NON-STANDARD DISTRIBUTION RATES .......................53
     CERTAIN PERFORMANCE COMPARISONS .......................55

TAXATION ...................................................57

RATINGS ....................................................61

FINANCIAL STATEMENTS .......................................65

                               GENERAL INFORMATION

         First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

         FAIF is organized as a series fund and currently issues its shares in 24 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds."

         Shareholders may purchase shares of each Fund through three separate classes, Class A (except for Oregon Intermediate Tax Free Fund), Class B (except for the Tax Free Funds) and Class Y (previously designated as Class C Shares), which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940 (the "1940 Act"), the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A and Class B Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         FAIF has prepared and will provide Prospectuses relating to the Class A, Class B and Class Y Shares of Funds. These Prospectuses can be obtained by calling or writing SEI Investments Distribution Co., at the address and telephone number set forth on the cover of this Statement of Additional Information. This Statement of Additional Information relates both to the Class A and Class B Shares Prospectuses and to the Class Y Shares Prospectuses for the Funds. It should be read in conjunction with the applicable Prospectus.

         The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The investment objectives, policies and restrictions of the Funds are set forth in their respective Prospectuses. Additional information concerning the investments which may be made by the Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth below under the caption "Investment Restrictions."

SHORT-TERM INVESTMENTS

         Most of the Funds can invest in a variety of short-term instruments which are specified in the respective Prospectuses. Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by Securities and Exchange Commission exemptive order relief obtained by them. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or Sub-Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements to the extent specified in their respective Prospectuses. The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its assets.

LENDING OF PORTFOLIO SECURITIES

         When a Fund lends portfolio securities, it must receive 100% collateral as described in the Prospectuses. This collateral must be valued daily by the Advisor or Sub-Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         U.S. Bank National Association ("U.S. Bank"), the Funds' custodian and an affiliate of their Advisor, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in a Securities and Exchange Commission exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         OPTIONS ON SECURITIES. To the extent specified in the Prospectuses, Funds may purchase put and call options on securities and may write covered call options on securities which they own or have the right to acquire. A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

FUTURES AND OPTIONS ON FUTURES

         As discussed in the Prospectuses, certain of the Funds may enter into futures contracts and may purchase options on futures contracts of various types. These investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The types of futures and options on futures which particular Funds may utilize are described in the applicable Prospectuses.

         At the same time a futures contract is purchased or sold, a Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FOREIGN SECURITIES

         As described in the applicable Prospectuses, under normal market conditions International Index Fund and International Fund invest principally in foreign securities, and certain other Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Index Fund or International Fund is uninvested. In addition, settlement problems could cause International Index Fund or International Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         As described in the applicable Prospectuses, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Fund will comply with applicable Securities and Exchange Commission announcements requiring it to segregate assets to cover the Fund's commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         As described in the applicable Prospectuses, Balanced Fund, Limited Term Income Fund, Intermediate Term Income Fund and Fixed Income Fund also invest in mortgage-backed securities. Each of these Funds will invest only in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described in those Prospectuses.

         Agency Pass-Through Certificates are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Thus, each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         As stated in the applicable Prospectuses, CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For example:

         * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         As described in the applicable Prospectuses, the "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." The limitations on investments by these Funds in less than investment grade convertible debt obligations are set forth in the applicable Prospectuses.

         Purchases of less than investment grade corporate debt obligations generally involve greater risks than purchases of higher rated obligations. Less than investment grade debt obligations are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of such obligations may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

         Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

U.S. TREASURY INFLATION-PROTECTION SECURITIES

         Intermediate Government Bond Fund and, to the extent they may invest in fixed-income securities, the other Funds, may invest in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

SPECIAL FACTORS AFFECTING CALIFORNIA INTERMEDIATE TAX FREE FUND

         As described in the Prospectuses relating to California Intermediate Tax Free Fund, except during temporary defensive periods, California Intermediate Tax Free Fund will invest most of its total assets in California municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of California municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in California. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in California. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default.

         GENERAL ECONOMIC CONDITIONS. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total state gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.

         Events in Asia could have implications for California. Over half of California-made goods exports are sold to Asia, and the state has already seen declines in cargoes destined for Japan, South Korea, Singapore and Malaysia. At the same time, strong growth continues in exports to Taiwan, Hong Kong, and Mexico. Overall, exports of California-made goods slowed to 2% growth in the first half of 1997, from over 8% the year before. Strong export growth was a major element during the initial stages of the state's recovery in 1994 and 1995. The upturn has broadened sufficiently over the last two years, to the point that California is now posting solid gains in employment and income despite the slowing of exports.

         After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 non-farm jobs in 1996, and between November 1996 and November 1997, 335,000 jobs were added for a growth rate of 2.6%. All industry divisions showed job gains over the year. The service industries continue to post the largest job growth, on a numerical basis, up 151,400 jobs or 3.8%. The growth continues to be primarily in the business service sector. On a percentage basis, employment in construction shows the strongest job growth, up 8.1%, for an increase of 43,000 jobs. The growth in construction is predominantly in the special trade contractors sector. Other industries posting strong job growth over the year were wholesale and trade (up 43,200 jobs), manufacturing (up 38,500) and government (up 33,200). Residential housing construction reached a seven-year high at an annual rate of 134,000 units in October 1997, up 29% from the year-ago poll.

         California's population grew by 386,000 people in 1996 to a total of
32.6 million in January 1997. This reflects a 1.2% increase of population for the year, compared to 1.0% growth posted in calendar year 1995. California's population is concentrated in metropolitan areas. Los Angeles County posted the highest annual numerical population gain, adding 113,800 people in 1996 for a total of 9.49 million. San Diego County posted the second highest numerical growth, gaining 42,300 for a total of 2.7 million.

         California enjoys a large and diverse labor force. As of November 1997, the total civilian labor force was 15,931,000 with 15,000,000 individuals employed and 931,000, or 5.8%, unemployed. In comparison, the unemployment rate for the United States during the same time was 4.6%.

         BUDGETARY PROCESS. The State's fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under State law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

         Appropriations also may be included in legislation other than the Budget Act. Bills containing appropriations (except K-14 education) must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing K-14 education appropriations only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution. Funds necessary to meet an appropriation need not be in the State Treasury at the time such appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

         REVENUES AND EXPENDITURES. The moneys of the State are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

         Moneys on deposit in the State's Centralized Treasury System are invested by the Treasurer in the Pooled Money Investment Account ("PMIA"). As of December 17, 1997, the PMIA held approximately $16.8 billion of State moneys, and $10.3 billion of moneys invested for 2,538 local governmental entities through the Local Agency Investment Fund ("LAIF"). The total assets of the PMIA as of December 17, 1997 were $27.1 billion. The Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity date. The average life of the investment portfolio of the PMIA as of December 17, 1997 was 199 days.

         SPECIAL FUND FOR ECONOMIC UNCERTAINTIES. The Special Fund for Economic Uncertainties ("SFEU") is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State Controller as necessary to meet cash needs of the General Fund. The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Inter-fund borrowing has been used for many years to meet temporary imbalances of receipts and disbursements in the General Fund. As of November 30, 1997, the General Fund had outstanding internal loans from Special Funds of $2.8 billion (in addition, there are $3 billion of external loans represented by the 1997 Revenue Anticipation Notes, which mature on June 30,
1998). The revised projected 1997-98 fiscal year General Fund Reserve for Economic Uncertainties is $329 million.

         PROPOSITION 13. The primary units of local government in California are the counties. Counties are responsible for the provision of many basic services, including indigent health care, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 unincorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. A recent California Supreme Court decision has upheld the constitutionality of an initiative statute, previously held invalid by lower courts, which requires voter approval for "general" as well as "special" taxes at the local level. Counties, in particular, have had fewer options to raise revenues than many other local government entities, yet have been required to maintain many services.

         In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

         STATE APPROPRIATIONS LIMIT. The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

         Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

         ORANGE COUNTY, CA. On December 6, 1994, Orange County, together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in their investments, causing a liquidity crisis for the Pools and Orange County. More than 200 other public entities, most of which, but not all, are located in Orange County, were also depositors in the Pools. Orange County has reported the Pools' loss at about $1.69 billion, or about 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Pools, including Orange County, faced interim and/or extended cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Orange County has embarked on a fiscal recovery plan based on sharp reductions in services and personnel, and rescheduling of outstanding short term debt using certain new revenues transferred to Orange County from other local governments pursuant to special legislation enacted in October, 1995. The State has no existing obligation with respect to any outstanding obligations or securities of Orange County or any of the other participating entities.

         LITIGATION GENERALLY. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In the consolidated state case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment has been entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-1997. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

         FISCAL YEAR 1996 - 1997. General Fund revenues and transfers for fiscal year 1996-97 were $49.2 billion, a 6% increase from the prior year. Expenditures for the 1996-97 fiscal year were $49.1 billion, an 8% increase. As of June 30, 1997, the General Fund balance was $906 million.

         Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

         Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

         1997-98 FISCAL YEAR. A revised balance of $329 million is expected in the General Fund Reserve for Economic Uncertainties at June 30, 1998. The balance in the General Fund at the end of fiscal year 1998 is forecast at $773.8 million. Special Fund revenues are estimated to be $14.2 billion and appropriated Special Fund expenditures are projected at $14.4 billion.

         K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 were proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures were in areas such as business, transportation, housing, and environmental protection.

         As of November 1997, General Fund cash receipts for the year are $407 million below the 1997 Budget Act Forecast. Also, personal income tax revenues for the year are below expectations by $56 million. Yet, year-to-date sales and use tax receipts are $48 million above forecast. Bank and corporation tax receipts are $384 million below the 1997 Budget Act Forecast.

         DEBT ADMINISTRATION AND LIMITATION. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State Constitution prohibits the creation of indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. The State had $14.9 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding, and $6.4 billion authorized and unissued, as of December 31, 1997. Outstanding lease revenue bonds totaled $7.2 billion as of December 31, 1997, and are estimated to total $7.5 billion as of June 30, 1998.

         From July 1, 1996 to July 1, 1997, the State issued approximately $1.03 billion in non-self liquidating general obligation bonds and $1.26 billion in revenue bonds. Refunding bonds, which are used to refinance existing long-term debt, accounted for none of the general obligation bonds and $841.38 million of the revenue bonds.

         General Fund general obligation debt service expenditures for fiscal year 1996-97 were $1.92 billion, and are estimated at $1.89 billion for fiscal year 1997-98.

         The State's general obligation bonds have received ratings of "A1" by Moody's Investors Service, "A+" by Standard & Poor's and "A+" by Fitch IBCA, Inc. (formerly Fitch Investors Service, L.P.) ("Fitch").

SPECIAL FACTORS AFFECTING COLORADO INTERMEDIATE TAX FREE FUND

         As described in the Prospectuses relating to Colorado Intermediate Tax Free Fund, except during temporary defensive periods, this Fund will invest most of its total assets in Colorado municipal obligations. Colorado Intermediate Tax Free Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Colorado municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Colorado. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Colorado. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and that there is no obligation on the part of the State of Colorado to make payment on such local obligations in the event of default.

         COLORADO FISCAL CONDITION. The Colorado Constitution allocates to the General Assembly legislative responsibility for appropriating State moneys to pay the expenses of State government. The fiscal year of the State is the 12-month period commencing July 1 and ending June 30. During the fiscal year for which appropriations have been made, the General Assembly may increase or decrease appropriations through supplementary appropriations.

         State general fund tax collections for fiscal year 1996-97 increased 9.6% over fiscal year 1995-96 to reach $4,679.4 million. The current estimate for fiscal year 1997-98 is $5,178.6 million, or an increase of 10.7%. State cash funds, which consist of a variety of program revenues, totalled $2,007.7 million for fiscal year 1996-97, and are projected to increase 4.3% for fiscal year 1997-98 to $2,093.1 million.

         The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. In addition, Article X, Section 20, of the State Constitution (see "-- State Constitutional Amendment" below) limits increases in expenditures of state general funds and cash revenues from year to year to the sum of State inflation plus the percentage change in population (adjusted for revenue changes approved by voters). Expenditures in fiscal year 1997-98 are limited to an increase of no more than 5.5% over 1996-97 expenditures. The 5.5% increase factor is equal to the sum of 1996 inflation of 3.5% and population growth of 2.0%. Based upon total general fund tax collections and state cash revenues for fiscal year 1996-97 of $6,647.6 million, expenditures for 1997-98 will be limited to $6,866.6 million. December 20, 1997 estimates show total revenues for the 1997-98 fiscal year to be $7,226.7 million, or $360.1 million over the limit. The 1997 fiscal year General Fund and program revenues (cash funds) were $139.0 million more than expenditures allowed under the spending limitation. This is the first time the State breached the limit since its implementation in 1992. This excess revenue of $139.0 million will be refunded to Colorado taxpayers during the 1998 tax filing season.

         STATE CONSTITUTIONAL AMENDMENT. Section 20, Article X of the Colorado Constitution ("Amendment One") contains limitations on the ability of "Districts," which are defined as Colorado State and local governments, to increase taxes and issue debt obligations, as well as limitations on spending and revenue generation. The amendment does not apply to "Enterprises," which are defined as government-owned businesses that are authorized to issue their own revenue bonds and that receive under 10% of annual revenues in grants from all Colorado state and local governments combined.

         Amendment One limits the ability of Districts to increase taxes by providing that advance voter approval is required for "any new tax, tax rate increase, mill levy above that for the prior year, valuation for assessment ratio increase for a property class, or extension of an expiring tax, or a tax policy change directly causing a net tax revenue gain to any district." An additional limitation is placed on the maximum annual percentage increase in property tax revenue.

         Amendment One also imposes limitations on government borrowing. The amendment provides that Districts must have advance voter approval for the "creation of any multiple-fiscal year direct or indirect district debt or other financial obligation whatsoever without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years," except for refinancing District bonded debt at a lower interest rate or adding new employees to existing District pension plans. Prior to the adoption of Amendment One, voter approval was generally required only for the creation of general obligation debt.

         Spending limitations applicable to the State and separately to local governments are also included in Amendment One. The amendment provides that the maximum annual percentage change in each local District's Fiscal Year Spending shall equal inflation in the prior calendar year plus annual local growth, adjusted for revenue changes approved by voters after 1991 and certain other allowed adjustments. "Fiscal Year Spending" is defined as all District expenditures and reserve increases except refunds made in the current or next fiscal year, gifts, federal funds, collections for another government, pension contributions by employees and pension fund earnings, reserve transfers or expenditures, damage awards and property sales. If revenue from sources not excluded from Fiscal Year Spending exceeds the spending limit for a fiscal year, Amendment One provides that the excess must be refunded to taxpayers in the next fiscal year unless voters approve a revenue change as an offset.

         Elections required under Amendment One are limited to the State general election (the first Tuesday after the first Monday in November in even numbered years), an election held on the first Tuesday in November in odd numbered years, or the regular biennial election of the local government.

         While it is too early to determine what impacts Amendment One will ultimately have on the financial operations of Colorado state and local governments, these constraints on budgetary and debt management flexibility may create credit concerns. Furthermore, the language of Amendment One is not clear as to certain matters, including (a) whether property tax rates can be increased without voter approval to support outstanding or refunding general obligation bonds, (b) whether new lease rental bonds and certificates of participation constitute multiple-year financial obligations within the context of the amendment, and (c) the precise definition of exempt Enterprises. A number of Colorado courts have rendered decisions regarding various provisions of Amendment One since its passage. However, there are still many uncertainties as to the appropriate construction of certain provisions of Amendment One. In view of the fact that no appellate court has ruled on Amendment One comprehensively, there can still be no assurance as to the appropriate construction of certain provisions of Amendment One.

         COLORADO ECONOMY. Colorado employment has slowed from 5.1% at its peak in 1994 to 3.4% in 1996. Job creation back in 1994 hit 85,200. During 1996, only 62,500 jobs were created with services and trade being the number one and two, respectively, largest growing industries in Colorado. Construction reported the largest percentage gain from 1995 to 1996, at 8.8%, or an additional 9,000 employees. Mining continued to be the weakest industry sector with a loss of 8.1% or 1,200 employees in 1996.

         Colorado's job growth is expect to remain at 3.4% for 1997 and an estimated 64,500 jobs will be created. Growth is expected in every industry except TCPU (Transportation, Communications and Public Utilities). High technology industries such as computer services and manufacturing, telephone communications, cable television and communications equipment manufacturing continue to expand. The pace of growth in 1997 was brisk, even with such high-profile losses as Southern Pacific's merger with Union Pacific and subsequent relocation to Nebraska and the Public Service Company's merger and downsizing. In 1998, overall growth is expected to continue to shrink as the building and real estate sectors begin to top out and as manufacturing slows.

         Unemployment will bottom out at 3.4% of the workforce in 1997, breaking through the 4.2% threshold that has held for three years in a row. In comparison, the national unemployment rate in 1996 was 5.4%. In 1973, Colorado's unemployment was at 3.0%. In this business cycle, however, that 24-year low will not be breached. Unemployment rates will rise slightly in 1998 and continue to creep upward into 2001, as a result of slower labor force growth and slowing participation rates. Furthermore, as newly-trained former welfare recipients enter the labor market, the ranks of the unemployed will swell. Those looking for first-time jobs and those who must go through several employment situations before find the right job will add to the unemployment rate.

         Total personal income in Colorado during 1997 is projected to reach $104.7 billion, an increase of 6.5%, yet lower than the 7.1% increase reached in 1996. During 1996, total United States personal income increased 5.6% and is estimated to increase 5.8% in 1997. Preliminary estimates for Colorado personal income predict an annual growth rate of 6.7% for 1998.

         Total population in Colorado increased by 75,100 during 1996, resulting in a growth rate of 2.0%. The preliminary estimate for total population increase for 1997 is 73,300 or 1.9%.

SPECIAL FACTORS AFFECTING  MINNESOTA INTERMEDIATE TAX FREE FUND

         As described in the Prospectuses relating to Minnesota Intermediate Tax Free Fund, except during temporary defensive periods, this Fund will invest most of its total assets in Minnesota municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Minnesota municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Minnesota. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Minnesota. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of Minnesota to make payment on such local obligations in the event of default.

         MINNESOTA FISCAL CONDITION. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the Governor is empowered to convene a special session.

         Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentration in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of non-farm employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1997. Minnesota continues to have one of the lowest unemployment rates in the nation. Since 1980, Minnesota per capita income generally has remained above the national average.

         The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. On a number of occasions in previous years, legislation has been required to eliminate projected budget deficits by raising additional revenue, reducing expenditures, including aids to political subdivisions and higher eduction, reducing the State's budget reserve, imposing a sales tax on purchases by local governmental units, and making other budgetary adjustments.

         The Minnesota Department of Finance November 1997 Forecast projected that, under then current law, the State would complete its current biennium June 30, 1999 with a $453 million surplus, plus a $350 million cash flow account balance, a $522 million budget reserve. The 1998 legislature, however, adopted various tax cuts, spending increases, and other budgetary changes. As a result, the Department of Finance now estimates that the State will complete the June 30, 1999 biennium with an unrestricted balance of approximately $35 million, plus a $350 million cash flow account balance, plus a $613 million budget reserve. Total General Fund expenditures and transfers for the biennium are projected to be $21.5 billion.

         The State is party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts and planning estimates may create additional budgetary pressures.

         State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to bonds that are revenue obligations of the issuer and not general obligations of Minnesota, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the bonds or the ability of the respective obligors to pay interest on and principal of the bonds.

         There can be no assurance that Minnesota's economy and fiscal condition will not materially change in the future or that future difficulties will not occur. Economic difficulties and the resultant impact on state and local government finances may adversely affect the market value of obligations in the portfolio of Minnesota Intermediate Tax Free Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

SPECIAL FACTORS AFFECTING OREGON INTERMEDIATE TAX FREE FUND

         As described in the Prospectus relating to Oregon Intermediate Tax Free Fund, except during temporary defensive periods, Oregon Intermediate Tax Free Fund will invest most of its total assets in Oregon municipal obligations. This Fund therefore is susceptible to political, economic and regulatory factors affecting issuers of Oregon municipal obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in Oregon. This information is derived from sources that are generally available to investors and is based in part on information obtained from various state and local agencies in Oregon. It should be noted that the creditworthiness of obligations issued by local Oregon issuers may be unrelated to the creditworthiness of obligations issued by the State of Oregon, and that there is no obligation on the part of Oregon to make payment on such local obligations in the event of default.

         GENERAL ECONOMIC CONDITIONS. Oregon's December 1997 forecast issued by the Department of Administrative Services predicts that downside risks have increased with volatility in worldwide financial markets and the likelihood of slower growth in important Asian markets. Yet, there is most likely to be a continuation of the modest deceleration that has taken place during 1997. Growth is expected to be led by further expansion of the State's high technology manufacturing industries and their suppliers, along with additional gains in transportation equipment manufacturing. Expansion of these manufacturing sectors will translate into job creation in the service-producing sectors. The construction sector is expected to level off after four years of extremely rapid growth, thereby slowing the State's overall growth rate.

         A pattern of slowing growth is expected for both personal income and employment. Total non-farm wage and salary employment is projected to increase 3.5% for 1997, down from 4.0% in 1996. Job growth is expected to slow further to 2.6% in 1998. Personal income will grow a projected 6.7% for 1997 and 5.6% for 1998, down from 7.0% growth in 1996. The State's population is forecast to increase 1.6% in 1998, up slightly from an estimated 1.5% in 1997.

         Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. However, as of November 1997, Oregon's unemployment rate was 5.3% while the U.S. unemployment rate was 4.6%.

         The statewide timber harvest is expected to be 4.0 billion board feet for both 1997 and 1998, a slight increase from 3.932 billion board feet in 1996. The 1996 statewide timber harvest was a decrease of 8.9% from 1995. In the agricultural industry, cash commodities include farm forest products, cattle and calves, nursery crops, dairy, wheat, potatoes, alfalfa hay, and perennial rye grass seed.

         BUDGETARY PROCESS. The Oregon budget is approved on a biennial basis by separate appropriation measures. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular Legislative session, held beginning in January of odd-numbered years.

         Because the Oregon Legislative Assembly meets in regular session for approximately six months of each biennium, provision is made for interim funding through the Legislative Emergency Board. The Emergency Board is authorized to make allocations of General Fund monies to State agencies from the State Emergency Fund. The Emergency Board may also authorize increases in expenditure limitations from Other or Federal Funds (dedicated or continuously appropriated funds), and may take other actions to meet emergency needs when the Legislative Assembly is not in session. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

         REVENUE AND EXPENDITURES. The Oregon Biennial budget is a two-year fiscal plan balancing proposed spending against expected revenues. The total budget consists of three segments distinguished by source of revenues: program supported by General Fund revenues; programs supported by Other Funds (dedicated fund) revenues, including lottery funds; and, Federal Funds. General Fund revenue totaled $7,731.58 million for the 1995-1997 biennium. Revenue exceeded the May estimate by $187.7 million.

         General Fund revenue is projected to be $8,477.4 million for the 1997-99 biennium. The beginning balance is estimated to be $794.2 million for a total General Fund resource estimate of $9,271.6 million. The December 1997-99 General Fund revenue estimate is $42.9 million higher than the September 1997 forecast. It is $252.4 million higher than the Close of Session (COS) forecast.

         The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources. Because of the prospective nature of these legal proceedings, no provision for these potential liabilities has been recorded in the publicly disclosed financial statements. Additionally, 1,229 notices of tort claims have been filed against the State. Of those claims, 544 also have been filed as court actions, and are pending against the State. These cases are pending in State courts and are subject to the liability limitations stated in the Tort Claims Act of $500,000 per occurrence, $200,000 per individual for physical injuries, and $50,000 per occurrence for property damage. The likelihood of an unfavorable outcome in these cases ranges from probable to remote, but it is certain that these cases do not involve real exposure of $25 million in the aggregate.

         In the November 1994 general election, Oregonians approved a ballot measure, introduced through the initiative process, that will have, or may have, a material financial impact on the State. "Measure 11" amends Oregon statutes to require mandated minimum sentences for certain felonies, effective April 1, 1995. "Measure 11" creates a need for an estimated 6,085 new prison beds by the year

2001 and calls for State correction facility construction costs of approximately $462 million in the next five years. The State also estimates increases in State expenditures for correctional operations, beginning with an increase of $3.2 million in fiscal year 1996, with accelerating costs that should peak at an annual increase of up to $101.6 million by fiscal year 2001. Because these demands will be made by on the State General Fund, they will reduce amounts that otherwise would be available in the future for the Oregon Legislative Assembly to appropriate for other purposes.

         In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

         Ballot Measure 50, passed by Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997-98 assessed value of each property to 90% of its 1995-96 value. The measure also limits future growth on taxable value to 3% a year, with exceptions for items such as new construction, remodeling, subdivisions, and rezoning. It establishes permanent tax rates for Oregon's local taxing districts, yet allows voters to approve new, short-term option levies outside the permanent rate limit if approved by a majority of a 50% voter turnout.

         DEBT ADMINISTRATION AND LIMITATION. Oregon statutes give the State Treasurer authority to review and approve the terms and conditions of sale for State agency bonds. The Governor, by statute, seeks the advice of the State Treasurer when recommending the total biennial bonding level for State programs. Agencies may not request that the Treasurer issue bonds or certificates of requirements for state agencies on proposed and outstanding debt. Statutes contain management and reporting requirements for state agencies on proposed and outstanding debt.

         A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval or a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the state may issue up to $50,000 of general obligation debt without specific voter approval. The State Legislative Assembly has the right to place limits on general obligation bond programs which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide True Cash Value (TCV) of taxable property. Revenue bonds usually are limited by the Legislative Assembly to a specific dollar amount.

         The State's constitution authorizes the issuance of general obligation bonds for financing community colleges, highway construction, and pollution control facilities. Higher education institutions and activities and community colleges are financed through an appropriation from the General Fund. Facilities acquired under the pollution control program are required to conservatively appear to be at least 70% self-supporting and self-liquidating from revenues, gifts, federal government grants, user charges, assessments, and other fees.

         Additionally, the State's constitution authorizes the issuance of general obligation bonds to make farm and home loans to veterans, provide loans for state residents to construct water development projects, provide credit for multi-family housing for elderly and disabled persons, and for small scale local energy projects. These bonds are self-supporting and are accounted for as enterprise funds. Certain provisions of the Water Resources general obligation bond indenture conflict with State statutes. Upon the advice of the Attorney General, the method of handling investment interest is in compliance with the statutes rather than the bond indenture. Currently there is litigation pending against the State concerning this treatment of the investment interest.

         The State's constitution further authorizes the issuance of general obligation bonds for financing higher education building projects, facilities, institutions, and activities. As of September 1, 1997, the total balance of general obligation bonds was $3.26 billion. The debt service requirements for general obligation bonds, including interest of approximately $2.39 billion, as of September 1, 1997, was $5.66 billion.

         In addition to general obligation and direct revenue bonds, the State of Oregon issues industrial development revenue bonds ("IDBs"), Oregon Mass Transportation Financing Authority revenue bonds and Health, Housing, Educational and Cultural Facilities Authority ("HHECFA") revenue bonds. The IDBs are issued to finance the expansion, enhancement or relocation of private industry in the State. Before such bonds are issued, the project application must be reviewed and approved by both the Oregon State Treasury and the Oregon Economic Development Commission. Strict guidelines for eligibility have been developed to ensure that the program meets a clearly defined development objective. IDBs issued by the State are secured solely by payments from the private company and there is no obligation, either actual or implied, to provide state funds to secure the bonds. The Oregon Mass Transportation Financing Authority ("OMTFA") reviews financing requests from local mass transit districts and may authorize issuance of revenue bonds to finance eligible projects. The State has no financial obligation for these bonds, which are secured solely by payments from local transit districts.

         The State is statutorily authorized to enter into financing agreements through the issuance of certificates of participation. Certificates of participation have been used for the acquisition of computer systems by the Department of Transportation, Department of Administrative Services, and the Department of Higher Education. Also, certificates of participation have been used for the acquisition or construction of buildings by the Department of Administrative Services, Department of Fish and Wildlife, Department of Corrections, State Police, and Department of Higher Education. Further, certificates of participation were used in the acquisition of telecommunication systems by the Department of Administrative Services and the Adult & Family Services Division. As of September 1, 1997, the certificates of participation debt totaled $634.9 million. The debt service requirements for certificates of participation for 1995-1997 is estimated at $70.1 million.

         HHECFA is a public corporation created in 1989, and modified in 1991, to assist with the assembling and financing of lands for health care, housing, educational and cultural uses and for the construction and financing of facilities for such uses. The Authority reviews proposed projects and makes recommendations to the State Treasurer as to the issuance of bonds to finance proposed projects. The State has no financial obligation for these bonds, which are secured solely by payments from the entities for which the projects were financed.

         The Treasurer on behalf of the State may also issue federally taxable bonds in those situations where securing a federal tax exemption is unlikely or undesirable; regulate "current" as well as "advance" refunding bonds; enter into financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approve certificates of participation with respect to the financing agreements. Amounts payable by the State under a financing agreement are limited to funds appropriated or otherwise made available by the Legislative Assembly for such payment. The principal amount of such financing agreements are treated as bonds subject to maximum annual bonding levels established by the Legislative Assembly under Oregon statute.

         Each of Fitch, Moody's and Standard & Poor's has assigned their municipal bond ratings of "AA," "Aa," and "AA," respectively.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets;
(iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIF has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.


                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Except for Intermediate Tax Free Fund, California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund (collectively, the "Tax Free Funds") and for Technology Fund and Health Sciences Fund, invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. Intermediate Tax Free Fund will not invest 25% or more of the value of its total assets in obligations of issuers located in the same state (for this purpose, the location of an "issuer" shall be deemed to be the location of the entity the revenues of which are the primary source of payment of the location of the project or facility which may be the subject of the obligation). None of the Tax Free Funds will invest 25% or more of the value of its total assets in revenue bonds or notes, payment for which comes from revenues from any one type of activity (for this purpose, the term "type of activity" shall include without limitation (i) sewage treatment and disposal; (ii) gas provision; (iii) electric power provision;
                  (iv) water provision; (v) mass transportation systems; (vi) housing; (vii) hospitals; (viii) nursing homes; (ix) street development and repair; (x) toll roads; (xi) airport facilities; and (xii) educational facilities), except that, in circumstances in which other appropriate available investments may be in limited supply, such Funds may invest without limitation in gas provision, electric power provision, water provision, housing and hospital obligations. This restriction does not apply to general obligation bonds or notes or, in the case of Intermediate Tax Free Fund, to pollution control revenue bonds. However, in the case of the latter Fund, it is anticipated that normally (unless there are unusually favorable interest and market factors) less than 25% of such Fund's total assets will be invested in pollution control bonds. This restriction does not apply to securities of the United

                  States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4.       Make short sales of securities.

         5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Emerging Growth Fund, International Fund and Technology Fund as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

         6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         7. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that the Funds (other than Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Regional Equity Fund, Small Cap Value Fund, Micro Cap Value Fund and International Index Fund) may invest in mortgage-backed securities.

         8. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         9. Lend any of their assets, except portfolio securities representing up to one-third of the value of their total assets.

         The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote. None of the Funds will:

         10. Invest more than 15% of its net assets in all forms of illiquid investments.

         11. Invest in any securities, if as a result more than 5% of the value of its total assets is invested in the securities of any issuers (other than, in the case of Real Estate Securities Fund, publicly traded real estate investment trusts) which, with their predecessors, have a record of less than three years continuous operation. (Securities of any of such issuers will not be deemed to fall within this limitation if they are guaranteed by an entity which has been in continuous operation for more than three years.)

         12.      Invest for the purpose of exercising control or management.

         13. Purchase or sell real estate limited partnership interests (other than, in the case of Real Estate Securities Fund, publicly traded real estate limited partnership interests), or oil, gas or other mineral leases, rights or royalty contracts, except that the Funds may purchase or sell securities of companies which invest in or hold the foregoing.

         14. Purchase securities of any other registered investment company (as defined in the 1940 Act), except, subject to 1940 Act limitations, (a) the Tax Free Funds may purchase shares of open-end investment companies investing primarily in municipal obligations with remaining maturities of 13 months or less;
                  (b) International Index Fund and International Fund may purchase shares of open-end investment companies which invest in permitted investments for such Funds; (c) each of Balanced Fund, Real Estate Securities Fund, Equity Income Fund, Equity Index Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Regional Equity Fund, Small Cap Growth Fund, International Fund, Health Sciences Fund, Technology Fund, Limited Term Income Fund, Intermediate Term Income Fund, Fixed Income Fund and Intermediate Government Bond Fund may, as part of its investment in cash items, invest in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less; and (d) all Funds may purchase securities as part of a merger, consolidation, reorganization or acquisition of assets. Further, so long as its shares are registered for sale in the state of California, Intermediate Tax Free Fund will invest in securities of other open-end investment companies primarily for the purpose of investing short-term cash on a temporary basis; in addition, the Fund will waive its advisory fee on any portion of its assets invested in other open-end investment companies.

         15. Invest in foreign securities, except that (a) Limited Term Income Fund, Intermediate Term Income Fund, and Fixed Income Fund each may invest up to 15% of its total assets in foreign securities payable in United States Dollars; (b) Balanced Fund, Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Micro Cap Value Fund, Health Sciences Fund and Technology Fund each may invest may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; and (c) International Index Fund and International Fund may invest in foreign securities without limitation.

         16. Except for International Fund, invest in warrants; provided, that the other Funds except for the Tax Free Funds may invest in warrants in an amount not exceeding 5% of a Fund's net assets. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

         For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies --

Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAIF since September 1994 and of First American Funds, Inc. ("FAF") since December 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 54.

         Roger A. Gibson, 1020 15th Street, Suite 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997; Vice President of North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President, Customer Service for United Airlines in the West Region in San Francisco, California and the Mountain Region in Denver, Colorado; employed at United Airlines since 1967. Age: 51.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and management services company, since 1975. Age: 49.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAIF and FAF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 55.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 62.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age:
56.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 52.

EXECUTIVE OFFICERS

         Kathryn Stanton, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President and Assistant Secretary of the Administrator and the Distributor since April 1994; Associate, Morgan, Lewis & Bockius, from 1989 to 1994. Age: 38.

         Carmen V. Romeo, SEI Investments Company, Oaks, Pennsylvania 19456:
Treasurer and Assistant Secretary of FAIF and FAF since November 1992 and of FASF since June 1996; Director, Executive Vice President, Chief Financial Officer and Treasurer of SEI Investments Company ("SEI"), SEI Investments Management Corporation (the "Administrator") and the Distributor since 1981.
Age: 53.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994 and of FASF since June 1996; Vice President, Assistant Secretary and General Counsel of the Administrator and the Distributor. Age: 37.


         Sandra K. Orlow, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since 1992 and of FASF since June 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1983. Age: 41.

         Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996; Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Strawn from 1991 to 1994. Age: 31.

         Joseph M. O'Donnell, Vice President and Assistant Secretary of FAIF, FAF and FASF beginning in February 1998; Vice President and Assistant Secretary of the Administrator and Distributor since January 1998; Vice President and General Counsel, FPS Services, Inc. from 1993 to 1997; Staff Counsel and Secretary, Provident Mutual Family of Funds from 1990 to 1993. Age: 43.

         Michael G. Beattie, SEI Investments Company, Oaks, Pennsylvania 19456:
Controller of FAIF, FAF and FASF since December 1997; Associate Director, Funds Accounting, SEI Investments Company since July 1997; prior to his current position, served most recently as Fund Accounting Manager of SEI (1993-1997); Registered Representative, First Investors Corporation from 1988 to 1990. Age:
32

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402: Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 52.

         Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 33

         Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 49

         Kathy Heilig, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company from 1995 to 1997; and Vice President of SEI Investments Company from 1991 to 1995. Age: 39.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF and FASF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $15,000 per year ($22,500 in the case of the Chair) plus $2,500 ($3,750 in the case of the Chair) per meeting of the Board attended and $800 per committee meeting attended ($1,600 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,000 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,000 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF and FASF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF and FASF collectively (column 5) during the fiscal year ended September 30, 1997. No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:

                (1)                   (2)                  (3)                   (4)                   (5)
                                                                                               Total Compensation
                                   Aggregate      Pension or Retirement       Estimated        From Registrant and
              Name of            Compensation      Benefits Accrued as     Annual Benefits        Fund Complex
       Person, Position (1)     From Registrant   Part of Fund Expenses    Upon Retirement      Paid to Directors
       ----------------------------------------------------------------------------------------------------------

Robert J. Dayton, Director         $12,632                - 0 -                 - 0 -               $33,500

Roger A. Gibson, Director *            -0-                - 0 -                 - 0 -                   -0-

Andrew M. Hunter III, Director      $9,046                 -0-                   -0-                $23,250

Leonard W. Kedrowski, Director     $12,291                - 0 -                 - 0 -               $32,700

Robert L. Spies, Director           $9,331                 -0-                   -0-                $24,050

Joseph D. Strauss, Director        $14,974                - 0 -                 - 0 -               $39,925

Virginia L. Stringer, Director     $15,254                - 0 -                 - 0 -               $39,925


---------------
* Not a director during the fiscal year ended September 30, 1997.

(1) Gae B. Veit resigned as director of FAIF, FASF and FAF on September 12,
    1997.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment Advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At December 31, 1997, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $71 billion, consolidated deposits of $48 billion and shareholders' equity of $6 billion.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), the Funds engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Funds. Each Fund, other than International Fund, pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. International Fund pays the Advisor monthly fees calculated on an annual basis equal to 1.25% of its average daily net assets. The Advisory Agreement requires the Advisor to provide FAIF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and the officers and directors of FAIF, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997:

                                 YEAR ENDED                     YEAR ENDED                    YEAR ENDED
                              SEPTEMBER 30, 1995            SEPTEMBER 30, 1996           SEPTEMBER 30, 1997
                              ------------------            ------------------           ------------------
                       ADVISORY FEE     ADVISORY FEE   ADVISORY FEE    ADVISORY FEE     ADVISORY FEE   ADVISORY FEE
                       BEFORE WAIVERS   AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS    BEFORE WAIVERS AFTER WAIVERS
Balanced Fund............$1,174,571      $959,016       $1,935,552      $1,680,465        $2,969,361   $2,633,982
Real Estate Securities Fund   8,078             0           82,152          (1,797)          216,398      141,149
Equity Income Fund.......   289,812       165,042          447,530          316,928        1,471,595    1,105,166
Equity Index Fund........ 1,276,975       223,149        2,033,763          452,121        3,273,380      822,100
Large Cap Value Fund..... 1,704,596     1,377,513        2,987,619        2,624,360        6,016,828    5,258,308
Large Cap Growth Fund....   574,300       367,357        1,327,317        1,072,105        3,690,541    3,206,103
Mid Cap Value Fund....... 1,240,586     1,158,848        1,583,474        1,583,474        3,025,411    3,002,763
Regional Equity Fund.....   994,725       870,505        2,009,755        1,952,912        2,402,445    2,384,184
Small Cap Growth Fund....   153,171        76,396          415,300          374,771          834,130      819,610
Small Cap Value Fund (1).         -             -                -                -        1,288,688    1,287,355
Micro Cap Value Fund.....         *             *                *                *          241,606      182,150
International Index Fund (1)      -             -                -                -          408,101      210,642
International Fund.......   868,706       824,596        1,473,242        1,473,242        2,143,703    2,143,703
Health Sciences Fund.....         *             *           48,383         (19,192)          238,884      189,036
Technology Fund..........   121,419        51,186          345,213          291,109          872,103      843,048
Limited Term Income Fund.   748,504       379,177          771,402          493,749          826,265      477,717
Intermediate Term Income
     Fund................   572,967       393,264          692,483          510,735        1,097,629      756,616


                                YEAR ENDED                     YEAR ENDED                    YEAR ENDED
                             SEPTEMBER 30, 1995             SEPTEMBER 30, 1996              SEPTEMBER 30, 1997
                       -----------------------------   ---------------------------   -----------------------------
                        ADVISORY FEE   ADVISORY FEE     ADVISORY FEE  ADVISORY FEE     ADVISORY FEE  ADVISORY FEE
                       BEFORE WAIVERS  AFTER WAIVERS   BEFORE WAIVERS AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS
Fixed Income Fund........ 1,394,513       945,687        2,619,764    1,980,027        4,163,377    3,118,330
Intermediate Government
     Bond Fund...........   565,522       367,513          861,440      640,855        1,205,293      908,919
Intermediate Tax Free Fund  205,854        93,837          412,479      260,272        1,593,177    1,007,487
California Intermediate
     Tax Free Fund.......         *             *                *            *           32,438       13,450
Colorado Intermediate Tax
     Free Fund...........   284,161       158,606          362,608      243,815          381,297      265,043
Minnesota Intermediate
     Tax Free Fund.......   377,450       227,989          562,547      378,439        1,853,372    1,326,104
Oregon Intermediate  Tax
     Free Fund...........         *             *                *            *          180,599       80,601

--------------------

*    Fund was not in operation during this fiscal year.

(1)  For the four month period from August 1, 1997 to November 30, 1997.

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is Sub-Advisor for International Fund under an agreement with the Advisor (the "Sub-Advisory Agreement"). The Sub-Advisor, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. The Sub-Advisor is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At January 1, 1998, the Sub-Advisor managed a total of $4.6 billion in investments for 53 institutional investors. Pursuant to the Sub-Advisory Agreement, the Sub-Advisor is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Sub-Advisory Agreement, the Sub-Advisor is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of International Fund to its investment objectives, policies and restrictions. The Sub-Advisory Agreement also requires the Sub-Advisor to provide all office space, personnel and facilities necessary and incident to the Sub-Advisor's performance of its services under the Sub-Advisory Agreement.

         For its services under the Sub-Advisory Agreement, the Sub-Advisor is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets, 0.50% of International Fund's average daily net assets in excess of $100 million up to $300 million, 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million, and 0.40% of International Fund's average daily net assets in excess of $500 million.

ADMINISTRATION AGREEMENT

         SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Distribution Plans" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectuses. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services.

         The Funds have approved the appointment of the Advisor as a sub-administrator (the "Sub-Administrator") effective January 1, 1998. It is contemplated that the Sub-Administrator will assist the Administrator in the performance of administrative services for the Funds.

         The following table sets forth total administrative fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1995, September 30, 1996 and September 30, 1997:

                                                       YEAR ENDED           YEAR ENDED             YEAR ENDED
                                                     SEPT. 30, 1995       SEPT. 30, 1996         SEPT. 30, 1997
                                                     ----------------------------------------------------------
Balanced Fund.....................................       $200,402              $328,792              $483,173
Real Estate Securities Fund.......................         12,603                50,010                49,002
Equity Income Fund................................         55,267                76,098               238,527
Equity Index Fund.................................        225,545               345,460               532,263
Large Cap Value Fund..............................        294,658               507,743               977,071
Large Cap Growth Fund.............................        101,760               225,373               599,349
Mid Cap Value Fund................................        210,800               269,161               491,566
Regional Equity Fund..............................        168,525               341,361               390,986
Small Cap Growth Fund.............................         50,000                70,492               135,387
Small Cap Value Fund (1)..........................              -                     -               209,129
Micro Cap Value Fund (2)..........................              *                     *                38,730
International Index Fund (1)......................              -                     -                86,702
International Fund................................         89,791               140,215               195,362
Health Sciences Fund..............................              *                33,059                48,839
Technology Fund...................................         50,000                61,764               141,679
Limited Term Income Fund..........................        126,380               135,704               134,340
Intermediate Term Income Fund.....................         98,013               117,703               178,052
Fixed Income Fund.................................        233,555               445,300               676,891
Intermediate Government Bond Fund.................        100,551               146,381               196,129
Intermediate Tax Free Fund........................         50,199                70,107               258,212
California Intermediate Tax Free Fund (2).........              *                     *                 5,200
Colorado Intermediate Tax Free Fund...............         56,486                61,659                62,075
Minnesota Intermediate Tax Free Fund..............         68,304                95,590               301,176
Oregon Intermediate Tax Free Fund (2).............              *                     *                28,951


-------------------

*    Fund was not in operation during this fiscal year.

(1)  For the four month period from August 1, 1997 to November 30, 1997.

(2)  Commenced operations on August 8, 1997.

DISTRIBUTOR AND DISTRIBUTION PLANS

         SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the Class A, Class B and Class Y Shares of the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

         The Distributor serves as distributor for the Class A and Class Y Shares pursuant to a Distribution Agreement dated February 10, 1994 (the "Class A/Class Y Distribution Agreement") between itself and the Funds, and as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated August 1, 1994, as amended September 14, 1994 (the "Class B Distribution and Service Agreement") between itself and the Funds.
These agreements are referred to collectively as the "Distribution Agreements."

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A and Class B Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

         The Distributor receives no compensation for distribution of the Class Y Shares. With respect to the Class A Shares, the Distributor receives all of the front-end sales charges paid upon purchase of the Funds' shares except for a portion (as disclosed in the Prospectuses) which may be re-allowed to Participating Institutions. The Class A Shares of each Fund also pay a shareholder servicing fee to the Distributor monthly at the annual rate of 0.25% of each Fund's Class A average daily net assets, which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares of the kinds described in the Class A and Class B Shares Prospectuses.

         The Class B Shares of each Fund which offers Class B Shares pay to the Distributor a sales support fee at an annual rate of 0.75% of the average daily net assets of the Class B Shares of such Fund, which fee may be used by the Distributor to provide compensation for sales support and distribution activities with respect to the Class B Shares. This fee is calculated and paid each month based on average daily net assets of Class B of each Fund for that month. In addition to this fee, the Distributor is paid a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of each Fund's Class B Shares pursuant to a service plan (the "Class B Service Plan"), which fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares of a Fund of the kinds described in the Class A and Class B Shares Prospectuses. Although Class B Shares are sold without a front-end sales charge, the Distributor pays a total of 4.25% of the amount invested (including a pre-paid service fee of 0.25% of the amount invested) to dealers who sell Class B Shares (excluding exchanges from other Class B Shares in the First American family). The servicing fee payable under the Class B Service Plan is prepaid as described above.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Plans of Distribution or in any agreement related to such Plans.

         FAIF has adopted Plans of Distribution with respect to the Class A and Class B Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the

Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A and Class B Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The Class B Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B Shares, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A and Class B Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

         The following table sets forth the total Rule 12b-1 fees, after waivers, paid by each of the Funds for the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997 with respect to the Class A Shares and the Class B Shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y Shares of the Funds.

                                            YEAR ENDED              YEAR ENDED               YEAR ENDED
                                          SEPT. 30, 1995          SEPT. 30, 1996          SEPT. 30, 1997
                                         CLASS A   CLASS B      CLASS A    CLASS B      CLASS A     CLASS B
                                         SHARES    SHARES       SHARES     SHARES       SHARES      SHARES

Balanced Fund.........................   28,075     11,450      43,620      83,213      65,211     284,082
Real Estate Securities Fund...........        0          0         397       1,660       2,975      17,056
Equity Income Fund....................    3,108      3,382       5,787      24,127      10,355      50,769
Equity Index Fund.....................    2,789      3,291      10,536      43,676      24,989     139,149
Large Cap Value Fund..................  $20,690    $24,481     $44,423    $148,550      82,694     367,871
Large Cap Growth Fund.................    3,503      2,020      10,113      36,952      21,223      75,168
Mid Cap Value Fund....................   18,403     23,203      32,527      79,817      59,658     227,800
Regional Equity Fund..................   21,635     22,185      52,806     182,709      68,712     313,016
Small Cap Growth Fund.................      331        965       2,147       4,985       9,165       8,939
Small Cap Value Fund (1)..............        -          -           -           -      23,014           0
Micro Cap Value Fund (3)..............        *          *           *           *           8          12
International Index Fund (2)..........        -          -           -           -       1,250           0
International Fund....................    1,099      1,229       3,203       6,605       9,497      15,477
Health Sciences Fund..................        *          *         554       1,001       1,725       3,921
Technology Fund.......................      960      4,739       5,967      31,470      12,736      58,415
Limited Term Income Fund..............        0          *           0           *           0           0
Intermediate Term Income Fund.........        0          *           0           *           0           0
Fixed Income Fund.....................   11,797     24,078      20,620     134,380      20,065     156,180
Intermediate Government Bond Fund.....        0          *           0           *           0           0
Intermediate Tax Free Fund............        0          *           0           *           0           0
California Intermediate Tax
     Free Fund (3)....................        *          *           *           *           0           0
Colorado Intermediate Tax Free Fund...        0          *           0           *           0           0
Minnesota Intermediate Tax Free Fund..        0          *           0           *           0           0
Oregon Intermediate Tax
     Free Fund (3)....................        *          *           *           *           0           0

--------------------



*    Fund or class was not in operation during this fiscal year.

(1) For the four month period from August 1, 1997 to November 30, 1997. Of these amounts, $1,107 and $69 are distribution fees from the Class A and Class C shares of the Qualivest Small Companies Value Fund and the Qualivest International Opportunities Fund which were exchanged for Class A Shares of Small Cap Value Fund and International Index Fund, respectively.

(2) For the four month period from August 1, 1997 to November 30, 1997. Of these amounts, $15,034 and $6,781 are distribution fees from the Class A and C shares of the Qualivest Small Companies Value Fund and the Qualivest International Opportunities Fund which were exchanged for Class A Shares of Small Cap Value Fund and International Index Fund, respectively.

(3) Commenced operations on August 8, 1997.

         For the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997, the Distributor received $56,437, $103,810, and $144,487 respectively, in sales charges.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB.

         The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, as described in the Prospectuses for International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% (0.10% in the case of International Index Fund and International Fund) of such Fund's average daily net assets. Sub-custodian fees with respect to International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

         DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105, is transfer agent and dividend disbursing agent for the shares of the Funds.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor or, in the case of International Fund, the Sub-Advisor. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or Sub-Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or Sub-Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers. The following table sets forth the aggregate brokerage commissions paid by each of the Funds during the fiscal years ended September 30, 1995, September 30, 1996, and September 30, 1997:

                                                 YEAR ENDED              YEAR ENDED           YEAR ENDED
                                               SEPT. 30, 1995          SEPT. 30, 1996       SEPT. 30, 1997
Balanced Fund..................................      187,224                232,149              290,704
Real Estate Securities Fund....................       16,261                 34,674               56,817
Equity Income Fund.............................       24,246                 32,789              180,195
Equity Index Fund..............................       48,310                 85,568              117,618
Large Cap Value Fund...........................     $549,774               $565,446            1,205,280
Large Cap Growth Fund..........................       82,987                142,912              327,653
Mid Cap Value Fund.............................      545,209              1,192,448            1,489,411
Regional Equity Fund...........................      102,861                213,138               96,219
Small Cap Growth Fund..........................       20,076                 18,305               63,981
Small Cap Value Fund (1).......................            -                      -                5,845
Micro Cap Value Fund...........................            *                      *               31,662
International Index Fund (1)...................            -                      -               81,688
International Fund.............................      405,632                598,535              818,016
Health Sciences Fund...........................            *                 11,932               17,550
Technology Fund................................       21,126                 31,789               60,918
Limited Term Income Fund.......................            0                      0                    0
Intermediate Term Income Fund..................            0                      0                    0
Fixed Income Fund..............................            0                      0                    0
Intermediate Government Bond Fund..............            0                      0                    0
Intermediate Tax Free Fund.....................            0                      0                    0
California Intermediate Tax Free Fund..........            *                      *                    0
Colorado Intermediate Tax Free Fund............            0                      0                    0
Minnesota Intermediate Tax Free Fund...........            0                      0                    0
Oregon Intermediate Tax Free Fund..............            *                      *                    0


*    Fund was not in operation during this fiscal year.

(1)  For the four month period from August 1, 1997 to November 30, 1997.

         At September 30, 1997, Balanced Fund held a bond security of Merrill Lynch & Company which is deemed to be a "regular broker or dealer" of the Funds under the 1940 Act (or of such broker-dealer's parent companies) in the amount of $7,552,625. In addition, at September 30, 1997, Large Cap Growth Fund held an equity security of Morgan Stanley Group in the amount of $7,165,984; Limited Term Income Fund held a corporate obligation of Salomon Brothers in the amount of $7,603,125; and Intermediate Term Income Fund held a corporate obligation of Lehman Brothers in the amount of $6,231,500, all of which are deemed "principal brokers or dealers."

         It is expected that International Index Fund and International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor and, in the case of International Fund, the Sub-Advisor may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Advisor or Sub-Advisor. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor or Sub-Advisor would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor or Sub-Advisor to supplement its own investment research activities and enable the Advisor or Sub-Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor or Sub-Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor or Sub-Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor or Sub-Advisor in performing services for the Funds. The Advisor and Sub-Advisor determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor and Sub-Advisor have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor or Sub-Advisor, except as noted below. The Advisor and Sub-Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor and Sub-Advisor with research services, which the Advisor or Sub-Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Advisor or Sub-Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Sub-Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Sub-Advisor with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor or Sub-Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Sub-Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

                                  CAPITAL STOCK

         As of December 1, 1997, the directors of FAIF, owned shares of FAIF, FAF and FASF with an aggregate net asset value of $3,596,000. As of January 14, 1998, the directors and officers of FAIF as a group owned less than one percent of each class of each Fund's outstanding shares. As of that date, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds. Please note that Class C Shares are now designated as Class Y Shares.

                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y
BALANCED FUND
         Var & Co.......................................                                                57.91%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust NA as fiduciary for First Retirement                                               40.52%
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

REAL ESTATE SECURITIES FUND
         NFSC # BJG-040290..............................                   7.55%
         First Bank NA Cust FBO
         Brian L. Johnson IRA
         P.O. Box 400
         Spooner, WI  54801-0400

         Var & Co.......................................                                                74.55%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First American Strategy Growth and Income Fund.                                                13.81%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN 55164-0010

         First American Strategy Income Fund............                                                 5.82%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN 55164-0010

EQUITY INCOME FUND
         NFSC FEBO #BJG-115851..........................                   5.58%
         Douglas Spedding TTEE
         R Douglas Spedding Trust
         U/A 4/9/96
         C/O 4380 E. Alameda Avenue
         Glendale, CO  80222

         Var & Co.......................................                                                61.03%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         Telco..........................................                                                24.39%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168





                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y


EQUITY INDEX FUND
         Var & Co.......................................                                                39.09%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         Unit & Co......................................                                                32.82%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Metlife Defined Contribution Group.............                                                14.32%
         as Agent for First Tr. Ntl. Assoc. Tr.
         FBO UTD Healthcare Corp. 401(k) SP
         180 East Fifth Street
         P.O. Box 64488
         St. Paul, MN  55164-0488

         First Trust National Association...............                                                 9.53%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

LARGE CAP VALUE FUND
         Charles Schwab & Co. Inc.......................                   5.81%
         Special Custody Account for Benefit of Customers
         Attn:  Mutual Funds
         101 Montgomery Street
         San Francisco, CA  94104-4122

         Wells Fargo Bank TTEE..........................                   5.45%
         FBO AMD 401(k) Plan
         P.O. Box 9800
         Calabasas, CA  91372-0800

         Var & Co.......................................                                                52.77%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First Trust National Association...............                                                16.78%
         As a Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

         Telco..........................................                                                13.46%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Unit & Co......................................                                                 7.74%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

LARGE CAP GROWTH FUND
         Paul T. Green Agency #31081500.................                   5.39%
         Norwest Bank SD NA as Agent
         P.O. Box 1450 NW8477
         Minneapolis, MN  55485-1450

         Var & Co.......................................                                                80.59%
         P.O. Box 64482
         St. Paul, MN 55164-0482


                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y

         Telco                                                                                           6.73%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

MID CAP VALUE FUND
         Var & Co.                                                                                      77.32%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association                                                               13.81%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

REGIONAL EQUITY FUND
         Var & Co.......................................                                                63.56%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association...............                                                26.80%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

SMALL CAP GROWTH FUND
         J.C. Bradford & Co. Cust FBO...................                  21.31%
         DCIP Limited Partners I
         330 Commerce Street
         Nashville, TN  37201-1805

         G Appel Emerging Markets.......................                  15.07%
         Limited Partnership
         150 Great Neck Road
         Great Neck, NY  11021-3309

         Appel Aggressive Investors.....................                   7.50%
         Limited Partnership
         150 Great Neck Road
         Great Neck, NY  11021-3309

         Var & Co.......................................                   7.13%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         Var & Co.......................................                                                73.01%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First Trust National Association...............                                                 8.83%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

         First American Strategy Growth and Income Fund.                                                 7.79%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN  55164-0010

SMALL CAP VALUE FUND
         Charles G. Koch................................                   7.80%
         4111 East 37th Street North
         Wichita, KS  67220-3203





                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y

         Paul A. Bareilles..............................                                97.13%
         P.O. Box 6610
         Eureka, CA  95502-6610

         Unit & Co......................................                                                60.17%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Var & Co.......................................                                                26.81%
         P.O. Box 64482
         St. Paul, MN  55164-0482

MICRO CAP VALUE FUND
         Roger H. Fleenor...............................                  16.64%
         234 Redfish Lane
         Boise, ID  83706-4842

         NFSC FEBO #03M-252719..........................                  12.80%
         Rory Andrews
         P.O. Box 150542
         Lakewood, CO  80215-0542

         Lawrence E. Holboke &..........................                   8.10%
         Regina Holboke JTWROS
         3737 Kyle Springs Circle
         Las Vegas, NV  89108-5155

         Unit & Co......................................                   7.39%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         NFSC FEBO #03M-263567..........................                   5.25%
         David M. Warner
         14239 West Virginia Drive
         Lakewood, CO  80228-2333

         NFSC FEBO #03M-631248..........................                                25.97%
         Colorado National Bank Cust. FBO
         Jean Scraggs IRA
         2920 South Olympia Lane
         Evergreen, CO  80439-8832

         NFSC FEBO #03M-947237..........................                                 9.42%
         Colorado National Bank Cust.
         IRA of Richard L. Anway
         8323 South Citation Trail
         Evergreen, CO  80439-6400

         NFSC FEBO #03M-638420..........................                                 8.48%
         Colorado NA Bank Cust. FBO
         James Morello IRA
         8852 Martin Lane
         Conifer, CO  80433-9718

         NFSC FEBO #BJG-120561..........................                                 6.76%
         Michael Mettler
         1240 46th Avenue NE
         Columbia Heights, MN  55421-2408

         NFSC FEBO #03M-021610..........................                                 6.41%
         Jean M. Scraggs Cust.
         Emily J. Scraggs UTMA Co.
         2920 South Olympia Lane
         Evergreen, CO  80439-8832





                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y

         Telco .........................................                                                48.38%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR 97208-3168

         ZEREB .........................................                                                27.67%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Unit & Co. ....................................                                                19.50%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

INTERNATIONAL INDEX FUND
         BHC Securities Inc.............................                   8.16%
         FAO 32206314
         Attn:  Mutual Funds
         One Commerce Square
         2005 Market Street, Suite 1200
         Philadelphia, PA  19103-7042

         NFSC FEBO #BJG-152374..........................                                56.06%
         Steven H. Silton &
         Heidi Drewers-Silton JTWROS
         3110 West Calhoun Boulevard
         Minneapolis, MN  55416-4693

         SEI Corporation................................                                22.08%
         Attn:  Rob Silvestri
         One Freedom Valley Drive
         Oaks, PA  19456

         NFSC FEBO #BJG-133817..........................                                21.86%
         Denis A. Alling
         305 Beech Street
         Chaska, MN  55318-2115

         Unit & Co......................................                                               73.17%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Telco..........................................                                                16.73%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                                 7.69%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

INTERNATIONAL FUND
         Marin Associates LTD. PA.......................                  26.28%
         150 Great Neck Road
         Great Neck, NY  11021-3309

         Blackcomb Associates LP........................                  15.69%
         P.O. Box 5430
         Incline Village, NV  89450-5430

         Marin Sector Ltd. PA...........................                  10.46%
         150 Great Neck Road
         Great Neck, NY  11021-3309




                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y


         Guenther Patzeiberger .........................                                 5.73%
         Cristobal Colon #98
         Colon Echegaray Naucaipan
         Edo De Mexico 55310

         Var & Co. .....................................                                                78.18%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First Trust National Association ..............                                                 6.45%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

HEALTH SCIENCES FUND
         Northern Trust Co. Tr..........................                  56.15%
         FBO James L. French Irrev. Trust
         of 1991 #2 A/C #2242148
         P.O. Box 92956
         Chicago, IL  60675-2956

         Var & Co.......................................                                                91.31%
         P.O. Box 64482
         St. Paul, MN  55164-0482

         First American Strategy Aggressive Growth Fund.                                                 7.92%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN  55164-0010

TECHNOLOGY FUND
         Northern Trust Co. Tr..........................                  17.96%
         FBO James L. French Irrev. Trust
         of 1991 #2 A/C #2242148
         P.O. Box 92956
         Chicago, IL  60675-2956

         J.C. Bradford & Co. Cust. FBO..................                  16.28%
         RCIP Limited Partners I
         330 Commerce Street
         Nashville, TN  37201-1805

         Trident Arbitrage Partners LP..................                   9.37%
         45 Pine Street, Suite 3A
         New Canaan, CT  06840-5409

         Var & Co.......................................                                                88.21%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association...............                                                 8.16%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

LIMITED TERM INCOME FUND
         Planned Parenthood of Minnesota................                  16.94%
         Operating Reserve Fund
         Thomas Webber, Executive Director
         1965 Ford Parkway
         St. Paul, MN 55116-1996






                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y

         Charles A. Beck, M.D. .........................                   6.17%
         Charles A. Beck, M.D. LTD.
         Money Purchase Trust
         71 West 156 Street, Apt. 210
         Harvey, IL  60426-4293

         Var & Co. .....................................                                                53.78%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         First Trust National Association ..............                                                 7.88%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East 5th Street
         St. Paul, MN  55101-1631

         Telco..........................................                                                32.41%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

INTERMEDIATE TERM INCOME FUND
         Telco..........................................                                                33.56%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Var & Co.......................................                                                28.21%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         Unit & Co......................................                                                28.10%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                                 5.16%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

FIXED INCOME FUND
         Var & Co.......................................                                                59.43%
         P.O. Box 64482
         St. Paul, MN 55164-0482

         Unit & Co......................................                                                16.31%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         First American Strategy Growth and Income Fund.                                                 7.16%
         C/O First Trust National Assn.
         Attn:  Greg Wilhelmy SPFT 0912
         P.O. Box 64010
         St. Paul, MN  55164-0010

         First Trust National Association...............                                                 5.70%
         as Fiduciary for First Retirement
         Attn:  Reconciliation SPFT0401
         180 East Fifth Street
         St. Paul, MN 55101-1631

INTERMEDIATE GOVERNMENT BOND FUND
         NFSC FEBO #BJF-003999..........................                  12.23%
         The Janice Gardner Foundation
         11580 K-Tel Drive
         Minnetonka, MN  55343-8855



                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y

         NFSC FEBO #03M-382159..........................                   8.32%
         Ethel A. Spector TTEE
         Ethel A. Spector Rev. Trust
         U/A 10/12/92
         740 River Drive, #20A
         St. Paul, MN  55116-1036

         Gail B. Cox....................................                   5.04%
         Wilma M. Cox JTWROS
         17417 Hwy. M
         Lawson, MO  64062-8227

         Var & Co.......................................                                                91.52%
         P.O. Box 64482
         St. Paul, MN 55164

INTERMEDIATE TAX FREE FUND
         NFSC FEBO #BJG-040487..........................                  22.63%
         Brian L. Johnson
         Joan M. Johnson
         P.O. Box 400
         Spooner, WI  54801-0400

         Lew & Co.......................................                   5.69%
         900 Second Avenue South, Suite 300
         Minneapolis, MN  55402-3321

         Var & Co.......................................                                                54.58%
         P.O. Box 6482
         St. Paul, MN  55164-0482

         Telco..........................................                                                17.72%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                                16.31%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         Unit & Co......................................                                                 9.37%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

CALIFORNIA INTERMEDIATE TAX FREE FUND
         DST Audit IRA/Reinvest Account.................                  33.50%
         Attn:  SSC Corporate Action FA
         210 West 10th Street, Floor 7
         Kansas City, MO 64105-1614

         DST Audit SWP Account..........................                  33.50%
         Attn:  SSC Corporate Action-FA
         210 West 10th Street, Floor 7
         Kansas City, MO 64105-1614

         DST Audit Cash Account.........................                  33.01%
         Attn:  SSC Corporate Action FA
         210 West 10th Street, Floor 7
         Kansas City, MO 64105-1614

         Var & Co.......................................                                                66.53%
         P.O. Box 64482
         St. Paul, MN  55164-0482





                                                                          PERCENTAGE OF OUTSTANDING SHARES
                                                                         CLASS A       CLASS B         CLASS Y


         Telco.... .....................................                                                26.18%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

COLORADO INTERMEDIATE TAX FREE FUND

         NFSC FEBO #03M-420620 .........................                   5.62%
         Richard E. Butler
         T/O/D Jamie L. Butler
         1260 South Foothill Drive
         Lakewood, CO  80228-3426

         NFSC FEBO #03M-490873..........................                   5.42%
         William G. Spahr
         U/A 09/21/95
         P.O. Box 226
         Clinton, MO  64735-0226

         Var & Co.......................................                                                95.47%
         P.O. Box 64482
         St. Paul, MN 55164-0482

MINNESOTA INTERMEDIATE TAX FREE FUND

         Alfred P. Gale.................................                  15.64%
         2350 Highland Rd.
         Maple Plain, MN 55359-9570

         NFSC FEBO #03M-693278..........................                  12.75%
         Trachsel Dental Studio
         Fred & Ramona Trachsel
         P.O. Box 6598
         Rochester, MN  55903-6598

         Var & Co.......................................                                                97.09%
         P.O. Box 64482
         St. Paul, MN 55164-0482

OREGON INTERMEDIATE TAX FREE FUND
         Telco..........................................                                                80.18%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168

         ZEREB..........................................                                               15.14%
         Attn:  Trust Mutual Funds
         P.O. Box 3168
         Portland, OR  97208-3168


         NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of the shares of a Fund is summarized in the Class A and Class B Shares Prospectuses under the captions "Investing in the Funds" and "Determining the Price of Shares" and in the Class Y Shares Prospectuses under the caption "Purchases and Redemptions of Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") and federally-chartered banks are open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

         On September 30, 1997, the net asset values per share for each class of shares of the Funds were calculated as follows (Note: Class C Shares are now designated as Class Y Shares):

                                                                                                   NET ASSET
                                                     NET ASSETS              SHARES             VALUE PER SHARE
                                                    (IN DOLLARS)    /      OUTSTANDING    =      (IN DOLLARS)
BALANCED FUND
     Class A...................................     $ 32,309,175            2,096,489                $15.41
     Class B...................................       43,707,370            2,845,117                 15.36
     Class Y...................................      418,086,401           27,092,341                 15.43

REAL ESTATE SECURITIES FUND
     Class A...................................        2,104,503              140,570                 14.97
     Class B...................................        3,318,256              223,313                 14.86
     Class Y...................................       40,501,453            2,701,235                 14.99

EQUITY INCOME FUND
     Class A...................................        7,276,508              463,864                 15.69
     Class B...................................        6,618,640              423,601                 15.62
     Class Y...................................      369,919,266           23,562,347                 15.70

EQUITY INDEX FUND
     Class A...................................       15,977,167              769,703                 20.76
     Class B...................................       23,733,407            1,148,323                 20.67
     Class Y...................................      557,257,826           26,863,917                 20.74

LARGE CAP VALUE FUND
     Class A...................................       50,380,441            1,753,223                 28.74
     Class B...................................       53,420,365            1,870,880                 28.55
     Class Y...................................    1,095,261,426           38,093,463                 28.75

LARGE CAP GROWTH FUND
     Class A...................................       12,017,275              681,691                 17.63
     Class B...................................        9,486,600              543,043                 17.47
     Class Y...................................      681,151,065           38,611,657                 17.64



                                                                      NET ASSET
                                    NET ASSETS    /     SHARES     VALUE PER SHARE
                                    (IN DOLLARS)  /    OUTSTANDING = (IN DOLLARS)
MID CAP VALUE FUND
         Class A ...........         35,206,757          1,455,137        24.19
         Class B ...........         36,649,074          1,529,714        23.96
         Class Y ...........        509,308,332         21,036,357        24.21

REGIONAL EQUITY FUND
         Class A ...........         37,676,498          1,629,280        23.12
         Class B ...........         39,683,442          1,746,718        22.72
         Class Y ...........        351,007,153         15,153,019        23.16

SMALL CAP GROWTH FUND
         Class A ...........          5,270,053            300,199        17.55
         Class B ...........          1,262,837             73,646        17.15
         Class Y ...........        151,607,069          8,596,681        17.64

SMALL CAP VALUE FUND (1)
         Class A ...........         19,193,610          1,054,515        18.20
         Class B ...........              1,002                 55        18.23
         Class Y ...........                  *         25,279,446        18.23

MICRO CAP VALUE FUND
         Class A ...........             44,137              4,026        10.96
         Class B ...........             49,803              4,550        10.95
         Class Y ...........        246,600,679         22,511,045        10.95

INTERNATIONAL INDEX FUND (1)
         Class A ...........          1,270,411            116,143        10.94
         Class B ...........                996                 91        10.99
         Class Y ...........        155,975,605         14,194,328        10.99

INTERNATIONAL FUND
         Class A ...........          8,003,455            607,164        13.18
         Class B ...........          2,187,473            168,706        12.97
         Class Y ...........        217,413,753         16,436,608        13.23

HEALTH SCIENCES FUND
         Class A ...........            848,991             70,458        12.05
         Class B ...........            515,590             43,337        11.90
         Class Y ...........         41,243,216          3,413,801        12.08

TECHNOLOGY FUND
         Class A ...........          5,564,117            275,483        20.20
         Class B ...........          8,463,043            432,292        19.58
         Class Y ...........        148,658,692          7,327,467        20.29

LIMITED TERM INCOME FUND
         Class A ...........          7,151,719            719,548         9.94
         Class B ...........                  *                  *            *
         Class Y ...........        184,368,139         18,555,702         9.94







                                                                      NET ASSET
                                    NET ASSETS    /     SHARES     VALUE PER SHARE
                                    (IN DOLLARS)  /    OUTSTANDING = (IN DOLLARS)

INTERMEDIATE TERM INCOME FUND
         Class A ...........          2,483,832            248,466        10.00
         Class B ...........                  *                  *            *
         Class Y ...........        324,250,121         32,474,228         9.98

FIXED INCOME
         Class A ...........          8,534,875            778,307        10.97
         Class B ...........         15,253,084          1,398,464        10.91
         Class Y ...........        705,718,768         64,393,856        10.96


INTERMEDIATE GOVERNMENT BOND FUND
         Class A ...........          3,525,380            380,039         9.28
         Class B ...........                  *                  *            *
         Class Y ...........        181,889,221         19,626,325         9.27

INTERMEDIATE TAX FREE FUND
         Class A ...........          3,848,588            355,190        10.84
         Class B ...........                  *                  *            *
         Class Y ...........        430,993,021         39,838,786        10.82

CALIFORNIA INTERMEDIATE TAX FREE FUND
         Class A ...........              1,055                105        10.04
         Class B ...........                  *                  *            *
         Class Y ...........         33,287,025          3,317,702        10.03

COLORADO INTERMEDIATE TAX FREE FUND
         Class A ...........          4,187,099            394,652        10.61
         Class B ...........                  *                  *            *
         Class Y ...........         54,377,857          5,126,395        10.61

MINNESOTA INTERMEDIATE TAX FREE FUND
         Class A ...........          7,453,069            738,624        10.09
         Class B ...........                  *                  *            *
         Class Y ...........        297,121,718         29,528,389        10.06

OREGON INTERMEDIATE TAX FREE FUND
         Class A ...........                  *                  *            *
         Class B ...........                  *                  *            *
         Class Y ...........        182,069,069         18,120,305        10.05


* Not in operation during fiscal year ended September 30, 1997.

(1)  As of November 30, 1997.

                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Based upon the 30-day period ended September 30, 1997, the yields for the Class A, Class B and Class Y Shares (previously designated as Class C Shares) of the Funds were as follows:

                                                               CLASS A           CLASS B          CLASS Y

Balanced Fund.............................................       2.66%             2.05%            3.03%
Real Estate Securities Fund...............................       4.32%             3.86%            4.77%
Equity Income Fund........................................       2.44%             1.82%            2.81%
Equity Index Fund.........................................       1.13%             0.45%            1.43%
Large Cap Value Fund......................................       1.07%             0.40%            1.37%
Large Cap Growth Fund.....................................       0.51%             0.00%            0.78%
Mid Cap Value Fund........................................       0.46%             0.00%            0.73%
Regional Equity Fund......................................       0.06%             0.00%            0.29%
Small Cap Growth Fund.....................................       0.00%             0.00%            0.00%
Small Cap Value Fund +....................................       0.00%                **            0.00%
Micro Cap Value Fund......................................       0.16%             0.00%            0.28%
International Index Fund +................................       0.00%                **            0.00%
International Fund........................................       0.00%             0.00%            0.00%
Health Sciences Fund......................................       0.00%             0.00%            0.00%
Technology Fund...........................................       0.00%             0.00%            0.00%
Limited Term Income Fund..................................       5.27%                 *            5.37%
Intermediate Term Income Fund.............................       5.22%                 *            5.43%
Fixed Income Fund.........................................       5.14%             4.60%            5.61%
Intermediate Government Bond Fund.........................       5.11%                 *            5.28%
Intermediate Tax Free Fund................................       3.95%                 *            4.05%
California Intermediate Tax Free Fund.....................       3.73%                 *            3.86%
Colorado Intermediate Tax Free Fund.......................       3.89%                 *            4.01%
Minnesota Intermediate Tax Free Fund......................       3.86%                 *            3.99%
Oregon Intermediate Tax Free Fund.........................           *                 *            4.13%


--------------
* Not in operation during fiscal year ended September 30, 1997.

+    For the period ended November 30, 1997.

**   Class B was not open for a thirty day period.

Such yield figures were determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                        6
                  Yield     =     2 [((a - b) / cd) + 1)   - 1]

                  Where:     a  =   dividends and interest earned during the
                                    period
                             b  =   expenses accrued for the period (net of
                                    reimbursements)
                             c  =   average daily number of shares outstanding
                                    during the period that were entitled
                                    to receive dividends
                             d  =   maximum offering price per share on the last
                                    day of the period

         TAX EQUIVALENT YIELD FOR TAX FREE FUNDS. Tax equivalent yield is the yield that a taxable investment must generate in order to equal a Fund's yield for an investor in a stated federal or combined federal/state income tax bracket. The tax equivalent yield for each tax free Fund named below is computed by dividing that portion of such Fund's yield (computed as described above) that is tax exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting number to that portion, if any, of such Fund's yield that is not tax exempt. Based upon the maximum federal income tax rate of 39.6% and the combined maximum federal/state tax rates of 48.9% for California, 44.6% for Colorado, 48.1% for Minnesota and 48.6% for Oregon, the tax equivalent yields for the Tax Free Funds named below for the 30-day period ended September 30, 1997, computed as described above, were as follows:

                                                        CLASS A     CLASS Y

Intermediate Tax Free Fund............................    6.54%       6.71%
California Intermediate Tax Free Fund.................    7.30%       7.55%
Minnesota Intermediate Tax Free Fund..................    7.44%       7.69%
Colorado Intermediate Tax Free Fund...................    7.02%       7.24%
Oregon Intermediate Tax Free Fund.....................        *       8.04%
--------------
*     Not in operation during fiscal year ended September 30, 1997.

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Fund" average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          n
                  P(1 + T)     =    ERV

                  Where:     P       =  a hypothetical initial payment of $1,000
                             T       =  average annual total return
                             n       =  number of years
                             ERV     =  ending redeemable value at the end of
                                        the period of a hypothetical $1,000
                                        payment made at the beginning of such
                                        period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR             =    ((ERV - P) / P ) 10

                  Where:     CTR      = cumulative total return
                             ERV      = ending redeemable value at the end of,
                                        the period of a hypothetical $1,000
                                        payment made at the beginning of such
                                        period; and
                             P        = initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment (if applicable), and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         Based on the foregoing, the average annual and aggregate total returns for each class of the Funds from inception through September 30, 1997 were as follows. The performance for Class A and Class B Shares will normally be lower than for Class Y Shares because Class A and Class B Shares are subject to sales and distribution charges and/or shareholder servicing fees not charged to Class Y Shares.

                                   Cumulative              Average Annual           Average Annual            Average Annual
                                Since Inception*         Since Inception*              One Year                   Five Year
                              Without      With         Without       With        Without       With         Without       With
                           Sales Charge Sales Charge  Sales Charge Sales Charge Sales Charge Sales Charge  Sales Charge Sales Charge
BALANCED FUND
   Class A ...........        99.44%        90.49%        15.49%        14.39%      25.80%        20.13%          **        **
   Class B ...........        70.53%        67.53%        18.62%        17.95%      24.93%        19.93%          **        **
   Class Y ...........        75.63%                      16.67%                    26.17%                        **

REAL ESTATE SECURITIES
   Class A ...........        61.63%        54.34%        27.09%        24.19%      36.77%        30.65%          **        **
   Class B ...........        58.85%        53.85%        26.00%        24.00%      35.77%        30.77%          **        **
   Class Y ...........        70.91%                      26.87%                    37.07%                        **

Equity Income Fund
   ***Class A ........        96.22%        87.41%        15.13%        14.03%      31.16%        25.22%          **        **
   Class B ...........        77.14%        74.14%        20.07%        19.42%      30.06%        25.06%          **        **
   Class Y ...........        82.34%                      20.92%                    31.45%                        **

EQUITY INDEX FUND
   Class A ...........        140.11%       129.33%       20.04%        18.90%      39.47%        33.19%          **        **
   Class B ...........        111.60%       108.60%       27.10%        26.52%      38.45%        33.45%          **        **
   Class Y ...........        117.12%                     23.65%                    39.85%                        **

LARGE CAP VALUE FUND
   Class A ...........        347.45%       327.36%       16.57%        16.02%      38.82%        32.60%       22.01%    20.89%
   Class B ...........        109.60%       106.60%       26.71%        26.13%      37.71%        32.71%          **        **
   Class Y ...........        120.76%                     24.21%                    39.13%                        **

LARGE CAP GROWTH FUND
   ***Class A ........        89.76%        81.24%        14.33%        13.24%      32.69%        26.74%          **        **
   Class B ...........        104.82%       101.82%       25.78%        25.19%      31.42%        26.42%          **        **
   Class Y ...........        110.21%                     26.49%                    32.75%                        **

MID CAP VALUE FUND
   Class A ...........        401.77%       379.24%       17.94%        17.39%      39.93%        33.64%       22.75%    21.63%
   Class B ...........        102.76%       99.76%        25.37%        24.78%      38.81%        33.81%          **        **
   Class Y ...........        113.31%                     23.05%                    40.25%                        **        **

REGIONAL EQUITY FUND
   Class A ...........        173.62%       161.33%       23.36%        22.18%      36.13%        30.04%          **        **
   Class B ...........        114.10%       111.10%       27.57%        27.00%      35.18%        30.18%          **        **
   Class Y ...........        117.89%                     23.77%                    36.49%                        **

SMALL CAP GROWTH  FUND
   Class A ...........        92.60%        83.96%        20.66%        19.08%      24.73%        19.09%          **        **
   Class B ...........        90.02%        87.02%        22.80%        22.17%      24.01%        19.01%          **        **
   Class Y ...........        93.76%                      20.86%                    25.19%                        **

SMALL CAP VALUE FUND (1)
   Class A ...........        122.89%       112.89%       21.16%        21.06%      24.98%        19.33%       23.18%    22.05%
   Class B ...........         0.05%        (4.95)%          **            **          **            **           **        **
   Class Y ...........        124.31%          **         21.94%                    25.21%                     23.43%

MICRO CAP VALUE FUND (2)
   Class A ...........         9.60%         4.68%                                     **            **           **        **
   Class B ...........         9.50%         4.50%                                     **            **           **        **
   Class Y ...........        494.66%                     19.52%                    45.62%                     29.40%

INTERNATIONAL INDEX FUND (3)
   Class A ...........        11.29%         6.29%%        4.54%         2.56%      (11.03)%      (15.03)%        **        **
   Class B ...........        (0.36)%       (5.34)%          **            **          **            **           **        **
   Class Y ...........        12.25%           **          4.90%                     (1.19)%                      **

INTERNATIONAL FUND
   Class A ...........        36.40%        30.27%         9.32%         7.89%      30.03%        24.23%          **        **
   Class B ...........        30.07%        27.07%         8.77%         7.97%      29.13%        24.13%          **        **
   Class Y ...........        37.12%                       9.46%                    30.38%                        **

HEALTH SCIENCES FUND
   Class A ...........        21.97%        16.49%        12.66%         9.60%      23.60%        18.09%          **        **
   Class B ...........        20.41%        15.41%        11.79%         8.98%      22.69%        17.69%          **        **
   Class Y ...........        22.41%                      12.90%                    23.89%        22.69%          **





                                   Cumulative              Average Annual           Average Annual            Average Annual
                                Since Inception*         Since Inception*              One Year                   Five Year
                              Without      With         Without       With        Without       With         Without       With
                           Sales Charge Sales Charge  Sales Charge Sales Charge Sales Charge Sales Charge  Sales Charge Sales Charge

TECHNOLOGY FUND
   Class A ...........        159.66%       148.00%       31.44%        29.72%      17.71%        12.39%          **        **
   Class B ...........        156.65%       153.65%       35.19%        34.68%      16.82%        11.82%          **        **
   Class Y ...........        160.74%                     31.60%                    17.95%                        **

LIMITED TERM INCOME FUND
   Class A ...........        26.83%        24.34%         5.08%         4.65%       6.09%         3.99%          **        **
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        21.24%                       5.42%                     6.09%                        **

INTERMEDIATE TERM INCOME FUND
   Class A ...........        32.76%        27.77%         6.09%         5.24%       7.19%         3.14%          **        **
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        23.03%                       5.84%                     6.98%                        **

Fixed Income Fund
   Class A ...........        115.72%       107.62%        8.18%         7.76%       8.26%         4.19%        6.26%     5.45%
   Class B ...........        23.64%        20.64%         7.02%         6.19%       7.40%         2.40%          **        **
   Class Y ...........        24.34%                       6.15%                     8.54%                        **

INTERMEDIATE GOVERNMENT
     BOND FUND
   Class A ...........        87.91%        82.26%         6.67%         6.33%       7.06%         3.89%        5.06%     4.43%
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        21.11%                       5.38%                     7.07%                        **

INTERMEDIATE TAX FREE FUND
   Class A ...........        78.15%        72.79%         6.09%         5.75%       6.84%         3.63%        5.50%     4.85%
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        18.06%                       4.65%                     6.75%                        **

CALIFORNIA INTERMEDIATE
    TAX FREE FUND (4)
   Class A ...........         1.02%        (2.02)%                                    **            **           **        **
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        36.32%                       9.98%                     7.14%                      5.70%

COLORADO INTERMEDIATE
    TAX FREE FUND
   Class A ...........        25.84%        22.06%         6.81%         5.88%       7.11%         3.92%          **        **
   Class B ...........                         **            **            **          **            **           **        **
   Class Y ...........        25.84%                       6.81%                     7.11%                        **

MINNESOTA INTERMEDIATE
    TAX FREE FUND
   Class A ...........        19.27%        15.69%         5.02%         4.14%       6.72%         3.49%          **        **
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        18.92%                       4.94%                     6.42%                        **

OREGON INTERMEDIATE TAX
    FREE FUND (5)
   Class A ...........           **            **            **            **          **            **           **        **
   Class B ...........           **            **            **            **          **            **           **        **
   Class Y ...........        99.02%                       7.12%                     6.71%                      5.29%


------------

* Inception dates are as follows: Balanced Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 4, 1994; Real Estate Securities Fund, Class A, September 29, 1995; Class B, September 29, 1995; Class C, June 30, 1995; Equity Income Fund, Class A, December 18, 1992; Class B, August 15, 1994; Class C, August 2, 1994; Equity Index Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 4, 1994; Stock Fund (now known as Large Cap Value Fund), Class A, December 22, 1987; Class B, August 15, 1994; Class C, February 4, 1994; Diversified Growth Fund (now known as Large Cap Growth Fund), Class A, December 18, 1992; Class B, August 15, 1994; Class C, August 2, 1994; Special Equity Fund (now known as Mid Cap Value Fund), Class A, December 22, 1987; Class B, August 15, 1994; Class C, February 4, 1994; Regional Equity Fund, Class A, December 14, 1992; Class B, August 15, 1994; Class C, February 4, 1994; Emerging Growth Fund (now known as Small Cap Growth Fund), Class A, April 4, 1994; Class B, August 15, 1994; Class C, April 4, 1994; International Fund, Class A, April 7, 1994, Class B, August 15, 1994, Class C, April 4, 1994; Health Sciences Fund, Class A, Class B and Class C, January 31, 1996; Technology Fund, Class A, April 4, 1994; Class B, August 15, 1994; Class C, April 4, 1994; Limited Term Income Fund, Class A, December 14, 1992; Class B, August 15, 1994 (closed January 31, 1995); Class C, February 4, 1994; Intermediate Term Income Fund, Class A, December 14, 1992; Class B, not in operation at September 30, 1997; Class C, February 4, 1994; Fixed Income Fund, Class A, December 22, 1987; Class B, August 15, 1994; Class C, February 4, 1994; Intermediate Government Bond Fund, Class A, December 22, 1987; Class B, not in operation at September 30, 1997; Class C, February 4, 1994; Intermediate Tax Free Fund, Class A, December 22, 1987, Class C, February 4, 1994; Colorado Intermediate Tax Free Fund, Class A and Class C, April 4, 1994; Minnesota Insured Intermediate Tax Free Fund (now known as Minnesota Intermediate Tax Free Fund), Class A, February 25, 1994, Class C, February 28, 1994. Please note that Class C Shares are now designated as Class Y Shares.

**       Not in operation for entire period.

*** Performance is presented for the period beginning March 25, 1994, the date U.S. Bank National Association became the Advisor. The per share income and capital changes for these Funds since inception can be found in the financial highlights section of the prospectus and annual report to shareholders. Total return figures from inception of these Funds are available upon request from the Funds' Distributor SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone (800) 637-2548.

(1) Reflects performance commencing January 1, 1988 of a predecessor common trust fund of the Qualivest Small Companies Value Fund, adjusted for fees and expenses for periods prior to August 1, 1994 (the inception date of the Qualivest Small Companies Value Fund). The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance. On November 1, 1997, Small Cap Value Fund became the successor by merger to the Qualivest Small Companies Value Fund.

(2) Reflects performance commencing on September 25, 1987 of a predecessor common trust fund of Micro Cap Value Fund, adjusted for fees and expenses for periods prior to August 8, 1997 (the inception date of Micro Cap Value Fund). The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

(3) Reflects performance commencing on July 3, 1995 of the Qualivest International Opportunities Fund. On November 21, 1997, the International Index Fund became the successor by merger to the Qualivest International Opportunities Fund.

(4) Reflects performance commencing on May 31, 1992 of predecessor common trust funds of California Intermediate Tax Free Fund, adjusted for fees and expenses for periods prior to August 8, 1997 (the inception date of California Intermediate Tax Free Fund). The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions which may have adversely affected performance.

(5) Reflects performance commencing on October 31, 1986 of a predecessor common trust fund of Oregon Intermediate Tax Free Fund, adjusted for fees and expenses for periods prior to August 8, 1997 (the inception date of Oregon Intermediate Tax Free Fund). The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions which may have adversely affected performance.

NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one-year period ended September 30, 1997, the historical distribution rates of the Class A, Class B and Class Y Shares of the Funds were as follows:

                                                               Class A           Class B          Class Y

Balanced Fund.............................................       2.40%             1.88%            2.73%
Real Estate Securities Fund...............................       4.20%             3.92%            4.55%
Equity Income Fund........................................       2.48%             1.95%            2.81%
Equity Index Fund.........................................       1.14%             0.59%            1.40%
Large Cap Value Fund......................................       1.07%             0.62%            1.33%
Large Cap Growth Fund.....................................       0.53%             0.14%            0.74%
Mid Cap Value Fund........................................       0.42%             0.07%            0.66%
Regional Equity Fund......................................       0.28%             0.00%            0.55%
Small Cap Growth Fund (1).................................       0.00%             0.00%            0.00%
Small Cap Value Fund......................................       0.00%             0.00%            0.01%
Micro Cap Value Fund......................................       0.00%             0.00%            0.00%
International Index Fund (1)..............................       0.07%             0.00%            0.09%
International Fund........................................       1.07%             0.76%            1.26%
Health Sciences Fund......................................       0.00%             0.00%            0.07%
Technology Fund...........................................       0.00%             0.00%            0.00%
Limited Term Income Fund..................................       5.49%                 *            5.60%
Intermediate Term Income Fund.............................       5.34%                 *            5.56%
Fixed Income Fund.........................................       5.17%             4.67%            5.63%
Intermediate Government Bond Fund.........................       5.65%                 *            5.83%
Intermediate Tax Free Fund................................       4.17%                 *            4.31%
California Intermediate Tax Free Fund.....................       0.59%                 *            0.61%
Colorado Intermediate Tax Free Fund.......................       4.36%                 *            4.50%
Minnesota Intermediate Tax Free Fund......................       4.22%                 *            4.36%
Oregon Intermediate Tax Free Fund.........................           *                 *            0.66%


* Not in operation during fiscal year ended September 30, 1997.

(1)  For the four month period from August 1, 1997 to November 30, 1997.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month (or three-month period, in the case of an Equity Fund) by the number of days in that month (or three-month period, in the case of an Equity
Fund) and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one or three-month period (as appropriate) ended September 30, 1997 for Funds were as follows:

                                                               CLASS A           CLASS B          CLASS Y

Balanced Fund.............................................       2.07%             1.43%            2.42%
Real Estate Securities Fund...............................       3.89%             3.46%            4.30%
Equity Income Fund........................................       2.88%             2.27%            3.27%
Equity Index Fund.........................................       1.17%             0.49%            1.48%
Large Cap Value Fund......................................       0.23%             0.00%            0.49%
Large Cap Growth Fund.....................................       0.14%             0.00%            0.39%
Mid Cap Value Fund........................................       0.23%             0.00%            0.49%
Regional Equity Fund......................................       0.00%             0.00%            0.00%
Small Cap Growth Fund.....................................       0.00%             0.00%            0.00%
Small Cap Value Fund (1)..................................       0.00%             0.00%            0.00%
Micro Cap Value Fund......................................       0.00%             0.00%            0.00%
International Index Fund (1)..............................       0.00%             0.00%            0.00%
International Fund........................................       0.00%             0.00%            0.00%
Health Sciences Fund......................................       0.00%                 *            0.00%
Technology Fund...........................................       0.00%                 *            0.00%
Limited Term Income Fund..................................       5.27%                 *            5.37%
Intermediate Term Income Fund.............................       5.24%                 *            5.46%
Fixed Income Fund.........................................       4.91%             4.34%            5.35%
Intermediate Government Bond Fund.........................       5.68%                 *            5.86%
Intermediate Tax Free Fund................................       4.28%                 *            4.43%
California Intermediate Tax Free Fund.....................       4.12%                 *            4.25%
Colorado Intermediate Tax Free Fund.......................       4.28%                 *            4.41%
Minnesota Intermediate Tax Free Fund......................       4.23%                 *            4.38%
Oregon Intermediate Tax Free Fund.........................           *                 *            4.45%


--------------

* Not in operation during fiscal year ended September 30, 1997.

(1) For the period ended November 30, 1997.

         TAX EQUIVALENT DISTRIBUTION RATES. The tax equivalent distribution rate for the Tax Free Funds is computed by dividing that portion of such a Fund's annualized current distribution rate (computed as described above) which is tax-exempt by one minus the stated federal or combined federal/state income tax rate, and adding the resulting figure to that portion, if any, of the annualized current distribution rate which is not tax-exempt. Based upon the maximum federal or combined federal/state income tax rates set forth above under "-- SEC Standardized Performance Figures -- Tax Equivalent Yield for Tax Free Funds," the annualized current distribution rates for the month ended September 30, 1997, for each class of the Tax Free Funds were as follows:

                                                       CLASS A     CLASS Y

Intermediate Tax Free Fund...........................    7.09%       7.33%
California Intermediate Fax Free Fund................    8.06%       8.32%
Colorado Intermediate Tax Free Fund..................    7.46%       7.68%
Minnesota Intermediate Tax Free Fund.................    7.65%       7.92%
Oregon Intermediate Tax Free Fund....................        *       8.66%

*    Not in operation during fiscal year ended September 30, 1997.

CERTAIN PERFORMANCE COMPARISONS

         The Funds may compare their performance to that of certain published or otherwise widely disseminated indices or averages compiled by third parties. The Funds, and the indices and averages to which they may compare their performance, are as follows, among others:

         BALANCED FUND may compare its performance to the S&P 500, which is described above. Balanced Fund also may compare its performance to the LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, which is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated SEC-registered corporate debt. Balanced Fund also may compare its performance to the LIPPER BALANCED FUNDS AVERAGE, which is an average of funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Balanced Fund also may compare its performance to a composite constructed from the S&P 500 and the Lehman Government/Corporate (Total) Index.

         REAL ESTATE SECURITIES FUND may compare its performance to the MORGAN STANLEY REIT INDEX, which is a capitalization weighted index with dividends reinvested in the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance based on the last closing price of the month for all tax-qualified Equity REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. Real Estate Securities Fund also may compare its performance to the LIPPER REAL ESTATE FUNDS AVERAGE, which is an average of real estate-oriented funds.

         EQUITY INCOME FUND may compare its performance to the S&P 500 and the LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, each of which is described above, and to a composite constructed from these two indices. Equity Income Fund also may compare its performance to the LIPPER EQUITY INCOME FUNDS AVERAGE, which is an average of funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

         EQUITY INDEX FUND may compare its performance to the S&P 500, which is described above, and to the LIPPER S&P 500 INDEX FUNDS AVERAGE.

         LARGE CAP VALUE FUND may compare its performance to the STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS ("S&P 500"), which is a composite index of common stocks in industrial, transportation, and financial and public utility companies. The S&P 500 index assumes reinvestment of all dividends paid by stocks listed in its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures. Large Cap Value Fund also may compare its performance to the LIPPER GROWTH & INCOME FUNDS AVERAGE, which is an average of funds which combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

         LARGE CAP GROWTH FUND may compare its performance to the S&P 500 and the LIPPER GROWTH & INCOME FUNDS AVERAGE, each of which is described above.

         MID CAP VALUE FUND may compare its performance to the S&P 400 MIDCAP AVERAGE, which is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million, and the LIPPER MID-CAP FUNDS AVERAGE, which is an average of funds which limit their investments to companies with average market capitalizations and/or revenues between $800 million and the average market capitalization of the Wilshire 4500 Index. Mid Cap Value Fund may also compare its performance to the RUSSELL MID-CAP INDEX, which is an index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest companies in the Russell 1000 Index. The Russell 1000 Index represents approximately 90% of the total market capitalization of the Russell 3000 Index.

         REGIONAL EQUITY FUND may compare its performance to the RUSSELL 2000 INDEX and the LIPPER SMALL CAP FUNDS AVERAGE, each of which is described below.

         SMALL CAP GROWTH FUND may compare its performance to the RUSSELL 2000 INDEX, which is a broadly diversified index consisting of approximately 2,000 small capitalization common stocks that can be used to compare to the total returns of funds whose portfolios are invested primarily in small capitalization common stocks. Small Cap Growth Fund also may compare its performance to the LIPPER SMALL COMPANY GROWTH FUNDS AVERAGE, which is an average of funds which limit their investments to smaller capitalization companies.

         SMALL CAP VALUE FUND may compare its performance to the RUSSELL 2000 INDEX, which is described above. Small Cap Value Fund may also compare its performance to the LIPPER SMALL CAP FUNDS AVERAGE which is an average of funds which invest primarily in companies with market capitalizations of less than $1 billion at the time of purchase.

         MICRO CAP VALUE FUND may compare its performance to the RUSSELL 2000 INDEX, which is described above. Micro Cap Value Fund may also compare its performance to the LIPPER MICRO CAP FUNDS AVERAGE, which is an average of funds which invest primarily in companies with market capitalizations of less than $300 million at the time of purchase.

         INTERNATIONAL INDEX FUND may compare its performance to the MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST COMPOSITE INDEX (the "EAFE Index") which is an aggregate of 15 individual country indices that collectively represent many of the major markets in the world, excluding the United States and Canada. International Index Fund also may compare its performance to the LIPPER INTERNATIONAL FUNDS AVERAGE, which is an average of funds which primarily invest in equity securities whose primary trading markets are outside the United States.

         INTERNATIONAL FUND may compare its performance to that of the EAFE Index, which is described above. International Fund also may compare its performance to the LIPPER INTERNATIONAL FUNDS AVERAGE, which is described above.

         HEALTH SCIENCES FUND may compare its performance to that of the LIPPER HEALTH/BIOTECHNOLOGY FUNDS AVERAGE, which is an average of funds which invest at least 65% of their equity portfolio in shares of companies engaged in health care, medicine and biotechnology. Health Sciences Fund may also compare its performance to the Russell 2000 Index, which is described above.

         TECHNOLOGY FUND may compare its performance to the LIPPER TECHNOLOGY FUNDS AVERAGE, which is an average of funds which invest in technology-related equities, the RUSSELL 2000 INDEX, which is described above, and the PSE TECHNOLOGY 100 INDEX, which is a broad-based, price-weighted index measuring the combined performance of 100 listed and over-the-counter stocks in 15 different industries.

         LIMITED TERM INCOME FUND may compare its performance to the MERRILL LYNCH ONE-YEAR TREASURY INDEX, which is an unmanaged index of a one-year constant maturity Treasury bills. Limited Term Income Fund also may compare its performance to the LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE, which is an average of funds which invest at least 65% of assets in investment grade debt issues with dollar-weighted average maturities of five years or less.

         INTERMEDIATE TERM INCOME FUND may compare its performance to the LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX, which is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government; and all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated SEC-registered corporate debt, in each case with maturities of up to ten years. Intermediate Term Income Fund also may compare its performance to the LIPPER SHORT-INTERMEDIATE INVESTMENT GRADE DEBT FUNDS AVERAGE, which is an average of funds which invest at least 65% of assets in investment grade debt with dollar-weighted average maturities of one to five years.

         FIXED INCOME FUND may compare its performance to the LEHMAN GOVERNMENT/CORPORATE (TOTAL) INDEX, which is described above. Fixed Income Fund also may compare its performance to the LIPPER CORPORATE DEBT FUNDS A-RATED AVERAGE, which is an average of funds which invest 65% or more of assets in corporate debt issues rated "A" or better or government issues.

         INTERMEDIATE GOVERNMENT BOND FUND may compare its performance to the LEHMAN INTERMEDIATE GOVERNMENT INDEX, which is a market weighted index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, and all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, in each case with maturities of up to ten years. Intermediate Government Bond Fund also may compare its performance to the LIPPER SHORT-INTERMEDIATE U.S. GOVERNMENT FUNDS AVERAGE, which is an average of funds which invest at least 65% of assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of one to five years.

         INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX, which is an unmanaged index comprised of state and local general obligation issues with maturities between 6 and 8 years which were issued as part of a transaction of at least $50 million and which have a minimum credit rating of at least Baa. Intermediate Tax Free Fund also may compare its performance to the LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is an average of funds which invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

         CALIFORNIA INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX, which is described above, and the LIPPER CA INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is an average of funds that invest in municipal debt issues which are exempt from taxation in California with dollar-weighted average maturities of five to ten years.

         COLORADO INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX and the LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, each of which is described above, and the LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which invests in debt issues with dollar-weighted average maturities of five to ten years and which are exempt from taxation on a specified city or state basis.

         MINNESOTA INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX and the LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, each of which is described above, and the LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is described above.

         OREGON INTERMEDIATE TAX FREE FUND may compare its performance to the LEHMAN 7-YEAR G.O. INDEX and LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, each of which is described above, and the LIPPER OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS AVERAGE, which is described above.

         Each of the Funds also may compare its performance to the CONSUMER PRICE INDEX, which is a measure of the average change in prices over time in a fixed market basket of goods and services.


                                    TAXATION

                  The tax status of the Funds and the distributions that the Funds will make to shareholders are summarized in the Prospectuses in the sections entitled "Federal Income Taxes" (or, in the Prospectuses for the Tax Free Funds, "Income Taxes"). Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

                  To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (1) derive at least 90% of its gross income from dividends, interest, and certain other types of payments related to its investment in stock or securities; (2) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount no greater than 5% of the Fund's total assets and no greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

                  Each Fund is subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed for each calendar year over the amount actually distributed. For this purpose, any amount on which the Fund is subject to corporate-level income tax is considered to have been distributed. In order to avoid the imposition of this excise tax, each Fund must declare and pay dividends representing 98% of its net investment income for that calendar year and 98% of its capital gains (both long-term and short-term) for the twelve-month period ending October 31 of the calendar year.

                  Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

                  If one of the Tax-Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

                  For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Investing in the Funds -- Exchange Privilege" in the Prospectuses for Class A and Class B Shares, and "Purchases and Redemptions of Shares -- Exchange Privilege" in the Prospectuses for Class Y Shares), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A or Class B Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

                  Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December, made payable to shareholders of record in such a month and actually paid in January of the following year are treated as paid and are thereby taxable to shareholders as of December 31.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

                  Under Code Section 1256, except for the transactions the Fund has identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on futures contracts, options, and (in the case of International Fund) forward currency contracts as of the end of the year as well as those actually realized during the year. Except for transactions in futures contracts, options, or forward currency contracts that are classified as part of a "mixed straddle," gain or loss recognized with respect to such contracts or options is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. In the case of a transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

         Sales of forward currency contracts that are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

         As stated above, the Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Fund can buy or sell futures contracts and options may be limited by this requirement.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Any realized gain or loss on closing out a futures contract, option, or forward currency contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a recognized capital gain or loss for tax purposes. Code Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. International Fund will attempt to monitor
Section 988 transactions to avoid an adverse tax impact.

         Each Fund will distribute to shareholders annually any net long-term capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures contract, option, or forward currency contract transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United State, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the United States or political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one of more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

         With respect to the Minnesota Intermediate Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. Minnesota Intermediate Tax Free Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota bonds held by the Fund would become taxable under this Minnesota statutory provisions.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S.  Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF MUNICIPAL NOTES

         STANDARD & POOR'S

         SP-1: Very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

         SP-2:  Satisfactory capacity to pay principal and interest.

         SP-3:  Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

         MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

         MIG 1/VMIG 1: This designation denotes the best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2: This designation denotes high quality, with margins of protection ample although not so large as available in the preceding group.

         MIG 3/VMIG 3: This designation denotes favorable quality, with all security elements accounted for, but lacking the strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 3/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1:  Superior capacity for repayment.

         PRIME-2:  Strong capacity for repayment .

         PRIME-3:  Acceptable capacity for repayment .

None of the Funds will purchase Prime-3 commercial paper.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

         The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

         The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

         Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

         Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+ (Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.


                              FINANCIAL STATEMENTS

         The financial statements of FAIF included in its annual reports to shareholders dated September 30, 1997 and dated November 30, 1997 are incorporated herein by reference. Such annual reports to shareholders accompany this Statement of Additional Information. In addition, the unaudited financial statements for Micro Cap Value Fund, California Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund for the period commencing August 8, 1997 and ending December 31, 1997 are attached to this Statement of Additional Information.